AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 2009.

No. 333-102228

No. 811-21265

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 219	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 221	☒

(Check appropriate box or boxes)

POWERSHARES EXCHANGE-TRADED FUND TRUST

(Exact Name of Registrant as Specified in Charter)

301 West Roosevelt Road

Wheaton, IL 60187

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:  (800) 983-0903

H. Bruce Bond	With a copy to:
301 West Roosevelt Road	Stuart M. Strauss
Wheaton, IL 60187	Clifford Chance US LLP
(Name and Address of Agent for Service)	31 West 52nd Street
New York, NY 10019

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on August 31, 2009 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on [date] pursuant to paragraph (a) of Rule 485.

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐	on [date] pursuant to paragraph (a) of Rule 485.

PowerShares Exchange-Traded Fund Trust

PowerShares Buyback AchieversTM Portfolio – PKW

PowerShares Dividend AchieversTM Portfolio – PFM

PowerShares Financial Preferred Portfolio – PGF

PowerShares High Yield Equity Dividend AchieversTM Portfolio – PEY

PowerShares International Dividend AchieversTM Portfolio – PID

PowerShares Exchange-Traded Fund Trust (the "Trust") is a registered investment company consisting of 62 separate exchange-traded index funds. Additional funds may be offered in the future. This Prospectus relates to the five funds of the Trust listed on the front cover (each a "Fund" and, together, the "Funds").

The shares (the "Shares") of the Funds are listed on NYSE Arca, Inc. ("NYSE Arca"). Market prices for Shares may be different from their net asset value ("NAV"). Each Fund issues and redeems Shares only in large blocks consisting of 50,000 Shares ("Creation Units"). Creation Units of each Fund are issued and redeemed principally in-kind for securities included in a specified index.

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus Dated August 31, 2009

NOT FEDERAL DEPOSIT INSURANCE
CORPORATION ("FDIC") INSURED. MAY LOSE VALUE.
NO BANK GUARANTEE.

4	Introduction – PowerShares Exchange-Traded Fund Trust

4	Who Should Invest in the Funds

4	Tax Advantaged Product Structure

5	PowerShares Buyback AchieversTM Portfolio

12	PowerShares Dividend AchieversTM Portfolio

20	PowerShares Financial Preferred Portfolio

29	PowerShares High Yield Equity Dividend AchieversTM Portfolio

37	PowerShares International Dividend AchieversTM Portfolio

46	Additional Investment Strategies

46	Additional Risks

47	Portfolio Holdings

47	Management of the Funds

49	How to Buy and Sell Shares

51	Frequent Purchases and Redemptions of Fund Shares

51	Creations, Redemptions and Transaction Fees

54	Dividends, Distributions and Taxes

55	Distributor

55	Net Asset Value

56	Fund Service Providers

56	Financial Highlights

62	Index Providers

63	Disclaimers

65	Premium/Discount Information

68	Total Return Information

70	Other Information

3

Introduction

PowerShares Exchange-Traded Fund Trust

The Trust is an investment company consisting of 62 separate exchange-traded "index funds." The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the price and yield of a specified market index. This Prospectus relates to the Funds listed on the cover page. Invesco PowerShares Capital Management LLC (the "Adviser") is the investment adviser for the Funds.

The Shares of the Funds are listed and traded on NYSE Arca. The market prices for the Shares may be different from their NAVs. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks, each called a "Creation Unit." Creation Units of the Funds are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, the Shares of the Funds are not redeemable securities of the Funds.

Who Should Invest in the Funds

The Funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in a specified index. The Funds may be suitable for long-term investment in the market represented in the relevant index and may also be used as an asset allocation tool or as a speculative trading instrument.

Tax Advantaged Product Structure

Unlike interests in conventional mutual funds, which are typically only bought and sold at closing NAVs, the Funds' Shares are traded throughout the day on a national securities exchange. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These in-kind arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet Fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

Certain Funds may recognize gains as a result of rebalancing their securities holdings to reflect changes in the securities included in such Fund's underlying index. Certain Funds may be required to distribute any such gains to their shareholders to avoid adverse federal income tax consequences. For further discussion of the distribution requirements that apply to such Funds, see "Taxes" in the Funds' Statement of Additional Information ("SAI"). For information concerning the tax consequences of distributions, see "Dividends, Distributions and Taxes" in this Prospectus.

The Funds may invest in derivatives, the use of which will generally result in the realization of short-term capital gains that will be taxable as ordinary income when distributed to investors.

4

PowerShares
Buyback AchieversTM
Portfolio

Ticker: PKW Intraday NAV Ticker: PKW.IV	CUSIP: 73935X286 Underlying Index: Share BuyBack AchieversTM Index (Ticker: DRB)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Share BuyBack AchieversTM Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in common stocks that comprise the BuyBack AchieversTM Index. The Underlying Index is currently comprised of stocks of approximately 332 companies selected by Mergent®, Inc. ("Mergent" or the "Index Provider") pursuant to a proprietary selection methodology. As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between $45.5 million and $335.9 billion. To qualify as a stock included in the universe of "BuyBack AchieversTM," an issuer must have repurchased at least 5% of its outstanding shares for the trailing 12 months. The Fund's 90% investment policy noted in the prior sentence is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Index is rebalanced on the last trading date of April, July and October based on the constituents' modified market capitalizations as of the last trading day in March, June and September, respectively.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell stocks that are represented in the

5

Underlying Index in anticipation of their removal from the BuyBack AchieversTM Index or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Mergent Index Methodology

The Underlying Index is designed to track the performance of companies that meet the requirements to be classified as "BuyBack AchieversTM." To become eligible for inclusion in the BuyBack AchieversTM Index, a company must be incorporated in the United States or a U.S. territory, trade on the New York Stock Exchange ("NYSE"), NYSE Amex or The NASDAQ Stock Market LLC ("NASDAQ"), and must have repurchased at least 5% of its outstanding shares for the trailing 12 months.

Index Construction

The universe of companies is weighted according to a modified market capitalization, using each company's eligible shares outstanding and the closing price at the company's last trading day in December. No single company may exceed 5% of the Underlying Index as of either a reconstitution or rebalance date. Companies with market capitalizations that exceed 5% will have their Index weight modified to equal 5% of the Underlying Index. The excess amounts from companies whose initial market capitalizations exceeded 5% of the Underlying Index will be redistributed among the remaining companies in proportion to their initial weights until no company exceeds 5% of the Underlying Index. These modified weights will then become effective on the last trading day in January. In between the reconstitutions and rebalance dates, the Underlying Index weights of each company will float; thus it will be possible for a company to exceed 5% of the Underlying Index during these periods.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" later in this Prospectus for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Consumer Discretionary Sector Risk

To the extent the Underlying Index includes securities of issuers in the consumer discretionary sector, the Fund will invest in companies in such sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions,

6

commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Industrials Sector Risk

To the extent the Underlying Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index).

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the

7

case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock 's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

8

The Fund's year-to-date total return for the six months ended June 30, 2009 was 5.68%.

Best Quarter	Worst Quarter
6.19% (2nd Quarter 2007)	(20.64)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Buyback AchieversTM Portfolio (return before taxes)	(33.64)%	(19.14)%
PowerShares Buyback AchieversTM Portfolio (return after taxes on distributions)	(33.95)%	(19.36)%
PowerShares Buyback AchieversTM Portfolio (return after taxes on distributions and sale of Fund Shares)	(21.83)%	(16.08)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(18.47)%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	(37.60)%	(18.44)%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	(36.25)%	(20.56)%
Share BuyBack AchieversTM Index (reflects no deduction for fees, expenses or taxes)	(33.25)%	(18.54)%

*  The Fund commenced operations on December 20, 2006.

9

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P 500® Index, Russell 1000® Index and Russell 3000® Value Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 500, 1,000 and 1,896 common stocks, respectively. The S&P 500® Index and the Russell 3000® Value Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.42%
Total Gross Annual Fund Operating Expenses	0.92%
Fee Waivers and Expense Assumption(3)	0.22%
Total Net Annual Fund Operating Expenses	0.70%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$72	$271	$488	$1,111

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

10

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (assuming approximately 332 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $1,000 for each redemption transaction (assuming approximately 332 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $19,876, $69,832, $123,947 and $279,777 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation ("NSCC") or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $4,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

11

PowerShares
Dividend AchieversTM
Portfolio

Ticker: PFM Intraday NAV Ticker: FKO	CUSIP: 73935X716 Underlying Index: Broad Dividend AchieversTM Index (Ticker: DAA)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Broad Dividend AchieversTM Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of companies that have raised their annual regular cash dividend payments for at least each of the last 10 consecutive fiscal years. The Fund will normally invest at least 90% of its total assets in dividend paying common stocks that comprise the Underlying Index. The Underlying Index is currently comprised of approximately 282 stocks selected principally on the basis of their consecutive years of dividend growth as identified by "Mergent" (the "Index Provider") pursuant to a proprietary selection methodology. In tracking the Underlying Index, it is anticipated that a small portion of the stocks will include small and medium capitalization stocks. Since 1979, Mergent has tracked companies that have had a consistent record of dividend increases. To qualify as a stock included in the universe of "Dividend AchieversTM," an issuer must have raised its annual regular cash dividend payments for at least each of the last 10 consecutive fiscal years. As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $81.5 million and $335.9 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other

12

available investment techniques, in seeking to track the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index in anticipation of their removal from the Underlying Index, or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Mergent Index Methodology

The Underlying Index is designed to track the performance of companies that meet the requirements to be classified as "Dividend AchieversTM." To become eligible for inclusion in the Underlying Index, a company must be incorporated in the United States or one of its territories, trade on the NYSE, the NASDAQ or NYSE Amex, and must have raised its annual regular cash dividend payments for at least each of the last 10 consecutive fiscal years.

Mergent uses the last available dividend payable date for the previous calendar or fiscal year to calculate the total annual regular dividend payment. Mergent reserves the authority to include companies with an off calendar year payment schedule or an off fiscal year as long as the payable date falls within the first 10 days of the fiscal or calendar year.

Index Construction

The Dividend AchieversTM companies are identified as those companies that have been incorporated in the United States or one of its territories and trade on the NYSE, the NASDAQ or NYSE Amex, with aggregate annual regular dividend payments that have increased consistently over the course of the last 10 or more fiscal years.

The universe of companies is weighted according to modified market capitalization, using each company's most recent shares outstanding and the closing price at the company's last trading day in December. No single company may exceed 5% of the Underlying Index as of either a reconstitution or rebalance date. Companies with market capitalizations that exceed 5% will have their index weight modified to equal 5% of the Underlying Index. The excess amounts from companies whose initial market capitalizations exceeded 5% of the Underlying Index will be redistributed among the remaining companies in proportion to their initial weights until no company exceeds 5% of the Underlying Index. These modified weights will then become effective on the last trading day in January. In between the reconstitution and rebalance dates, the Underlying Index weights of each company will float; thus it will be possible for a company to exceed 5% of the Underlying Index during this period.

Index Rebalancing

The Underlying Index is rebalanced on a quarterly basis using a modified market capitalization methodology. The modified market capitalizations are calculated using the company's most recent shares outstanding and the company's stock's closing price on the last trading day in March, June and September. These modified weights will then become effective on the company's stock's last trading days in April, July and October, respectively. The composition of the Fund's portfolio will therefore change to the extent necessary to replicate the Underlying Index.

The Underlying Index is also reconstituted on an annual basis to incorporate a group of stocks identified by Mergent as "Dividend AchieversTM" pursuant to a proprietary dividend growth methodology. Reconstitution is effective after the close of the last trading day in January.

13

Index Maintenance

Share adjustments to reflect a split, a reverse split or a stock dividend will be made on each action's effective date. Such changes do not require an adjustment to the divisor and are processed automatically. For changes in a company's shares outstanding due to a merger, acquisition or spin-off, an adjustment to the stocks in the Underlying Index will be made effective after the close on the effective date of the corporate action.

Dividend Payments

For total return calculations for the Underlying Index, dividend payments will be reinvested in the Underlying Index on the ex-date of the underlying securities.

Mergers

In the event of a merger between two companies included in the Underlying Index, the common shares of the surviving company will continue to be represented in the Underlying Index. In the event of a merger between a company in the Underlying Index and a company not in the Underlying Index, the surviving company will only be included in the Underlying Index if the company in the Underlying Index is the surviving company.

Acquisitions

A company will be dropped from the Underlying Index in the case of its acquisition. The Underlying Index divisor will be adjusted to reflect the acquisition.

Delisting of Portfolio Securities

A company will be dropped from the Underlying Index in the event the company ceases to be listed on the NYSE, the NASDAQ or NYSE Amex.

Bankruptcy or Prolonged Trading Suspension

In the event of bankruptcy, a company will be removed from the Underlying Index effective after the close on the date of the filing. In the event that trading in a company included in the Underlying Index is suspended, the Underlying Index calculation agent, in consultation with Mergent, shall decide whether the company will be removed from the Underlying Index as soon as applicable. For purposes of minimizing the impact to the Underlying Index, the company to be deleted will be removed at the value at which it last traded. The Underlying Index divisor will be adjusted to reflect the disposition.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

14

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Consumer Staples Sector Risk

To the extent the Underlying Index includes securities of issuers in the consumer staples sector, the Fund will invest in companies in such sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies is this sector are also affected by changes in government regulation, world events and economic conditions.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index).

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Dividend AchieversTM Universe Risk

At times, the segment of the equity markets represented by the Dividend AchieversTM universe (i.e., dividend paying stocks) may be out of favor and underperform other segments (e.g., growth stocks). A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

15

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was (7.09)%.

Best Quarter	Worst Quarter
6.73% (3rd Quarter 2006)	(19.15)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

16

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dividend AchieversTM Portfolio (return before taxes)	(29.45)%	(5.47)%
PowerShares Dividend AchieversTM Portfolio (return after taxes on distributions)	(30.07)%	(6.17)%
PowerShares Dividend AchieversTM Portfolio (return after taxes on distributions and sale of Fund Shares)	(19.05)%	(4.91)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(6.76)%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	(36.25)%	(6.78)%
Dow Jones Industrial Average Index (reflects no deduction for fees, expenses or taxes)	(31.93)%	(3.32)%
Broad Dividend AchieversTM Index (reflects no deduction for fees, expenses or taxes)	(29.34)%	(5.11)%

*  The Fund commenced operations on September 15, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P 500® Index, Russell 3000® Value Index and Dow Jones Industrial Average Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 500, 1,896 and 30 common stocks, respectively. The S&P 500® Index and the Russell 3000® Value Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

17

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.40%
Other Expenses	0.34%
Total Gross Annual Fund Operating Expenses	0.74%
Fee Waivers and Expense Assumption(3)	0.14%
Total Net Annual Fund Operating Expenses	0.60%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$61	$222	$398	$905

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,600 per transaction (assuming approximately 282 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $1,600 for each redemption transaction

18

(assuming approximately 282 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $12,398, $36,573, $62,851 and $138,990 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $6,400.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

19

PowerShares
Financial Preferred
Portfolio

Ticker: PGF CUSIP: 73935X229 Intraday NAV Ticker: PGF.IV	Underlying Index: Wells Fargo® Hybrid & Preferred Financial Index (Ticker: WHPSF)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Wells Fargo® Hybrid & Preferred Financial Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in preferred securities of financial institutions. The Fund will normally invest at least 90% of its total assets in preferred securities that comprise the Underlying Index. The Underlying Index is a market capitalization weighted index designed to track the performance of preferred securities issued in the U.S. market by financial institutions. The Underlying Index is currently comprised of preferred securities of approximately 41 financial institutions that have received an industrial sector classification of "financial" from the Bloomberg Professional Service®. Securities in the Underlying Index are selected by Wells Fargo Securities, LLC (together with Wells Fargo & Company, the "Index Provider") pursuant to a proprietary selection methodology. As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $100.1 million and $2.3 billion. Preferred securities have a payment priority over common stock in the payment of specified dividends and in the event of an issuer's liquidation. Dividends are paid on a fixed rate percentage of the fixed par value at which the preferred stock is issued, and preferred stocks generally have a liquidation value that equals the original purchase price of the stock at the time of issuance. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Index is adjusted monthly, and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95% or better between the Fund's performance and the performance of the Underlying Index. Because the Underlying Index does not comply with the tax diversification requirements to which the Fund must adhere, the Adviser expects to use a "sampling" methodology in seeking to achieve the Fund's investment objective. Sampling involves the use of quantitative analysis to obtain a representative sample

20

of securities and weightings of securities that have in the aggregate investment characteristics similar to the Underlying Index based on such factors as market capitalization and other financial characteristics. The Fund holds as many securities as the Adviser believes is necessary to achieve the Fund's investment objective.

Index Methodology

The Underlying Index attempts to portray a cross-section of the universe of preferred securities issued by financial institutions and tracks the performance of preferred stocks issued exclusively by financial institutions and listed on the NYSE or NYSE Amex, which meet certain criteria.

Index Construction

(1) Eligible securities that will be included in the Underlying Index must meet the following criteria:

–  Preferred stock or securities functionally equivalent to preferred stock that are issued exclusively by financial institutions.

–  An industrial sector classification of "financial" from the Bloomberg Professional Service®.

–  Rated at least "B3" by Moody's Investors Service, Inc. or "B-" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

–  U.S. dollar-denominated and publicly issued in the U.S. domestic market.

–  Par amount of $25.

–  Perpetual with no stated or legal maturity.

–  Maintain a minimum par value of $250 million outstanding.

–  Fixed dividends/coupons that are "qualified dividend income" eligible.

–  Liquidity requirements.

•  Constituent securities representing at least 90% of the market value of the Underlying Index must have a minimum monthly trading volume during each of the last six months of at least 250,000 trading units. New issue securities listed on the NYSE or NYSE Amex for less than six months must have a minimum monthly trading volume of at least 250,000 trading units during each month following the date on which the securities were listed. Trading volume for any period less than one month shall be pro-rated for each day based on daily trading volume. If securities representing 90% of the market value of the Underlying Index do not meet the liquidity requirements set forth above, the Underlying Index will be rebalanced by removing the least liquid securities from the Underlying Index until the 90% liquidity requirement is satisfied. Underlying Index liquidity will be tested and rebalancing will occur on each Monthly Rebalancing Date.

(2) The Underlying Index does not include trust preferred securities, convertible preferred shares, securities subject to sinking fund provisions, shares in closed-end funds, municipal securities, sovereign securities or repackaged securities linked to a security, a basket of securities or an index.

(3) The Underlying Index is calculated using a market capitalization weighting methodology applied in conjunction with the monthly adjustments. The weight of any component stock may not account for more than 20% of the total value of the

21

Underlying Index. Component stocks greater than 20% of the Underlying Index are reduced to individually represent 20% of the value of the Underlying Index. The aggregate amount by which all components over 20% is reduced is redistributed proportionately across the remaining components that represent less than 20% of the Underlying Index value. After this redistribution, if any other component exceeds 20%, the component is set to 20% of the Underlying Index value and the redistribution is repeated.

(4) The Underlying Index is subject to monthly rebalancing adjustments. All outstanding preferred stocks are tested for suitability based on eligibility criteria. Stocks that are deemed qualified are added to the Underlying Index as constituents whereas those that are deemed inappropriate are excluded from the reconstitution of the Underlying Index. Rebalancing can occur following specific events such as redemption, tenders, greenshoes and overallotments, reopenings, stock splits and suspension from trading on an exchange. These events will require a daily adjustment or directly influence the next monthly adjustments.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Financial Industry Risk

To the extent the Underlying Index includes securities of issuers in the financial sector, the Fund will invest in companies in such sector. The Fund therefore may be susceptible to adverse economic or regulatory occurrences affecting the financial industry. Investing in the financial industry involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services industry; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that industry; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial industry is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad

22

range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Insurance Industry Risk

To the extent the Underlying Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. Companies involved in the insurance industry can be significantly affected by many factors, including changes in interest rates, general economic conditions, the imposition of premium rate caps, competition and pressure to compete globally, including price and marketing competition, and other changes in government regulation or tax law. In addition, different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index).

The Underlying Index does not meet the tax diversification requirements to which the Fund must adhere. Therefore, the Fund expects to utilize a sampling approach and deviate its investments from the securities and relative weightings of the Underlying Index. Because the Fund may utilize a sampling approach, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the stocks in the Underlying Index. In addition, the Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. Because the Fund may utilize a sampling approach or if the Fund utilizes futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index as would be the case if it purchased all of the stocks in the Underlying Index with the same weightings as the Underlying Index.

Preferred Securities Risk

There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with

23

respect to the issuer. Preferred securities may also be subordinated to bonds or other debt instruments in an issuer's capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, and this may negatively impact the return of the security.

High Yield Securities Risk

High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as "junk bonds." The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of their issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. Periods of economic downturn or rising interest rates may cause the issuers of high yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and increase the possibility of default. The market value and liquidity of high yield securities may be negatively impacted by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by a low volume of trading.

Financial Institutions Risk

Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Sampling Risk

The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the

24

Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 19.27%.

Best Quarter	Worst Quarter
9.20% (1st Quarter 2008)	(30.31)% (3rd Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

25

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Financial Preferred Portfolio (return before taxes)	(28.25)%	(21.59)%
PowerShares Financial Preferred Portfolio (return after taxes on distributions)	(30.48)%	(23.65)%
PowerShares Financial Preferred Portfolio (return after taxes on distributions and sale of Fund Shares)	(18.03)%	(18.75)%
S&P Preferred Stock Index (reflects no deduction for fees, expenses or taxes)	(25.76)%	(18.28)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(17.10)%
Barclays Capital U.S. Corporate Bond Index** (reflects no deduction for fees, expenses or taxes)	(10.48)%	(3.73)%
Wells Fargo® Hybrid & Preferred Financial Index** (reflects no deduction for fees, expenses or taxes)	(29.33)%	(20.67)%

*  The Fund commenced operations on December 1, 2006.

**  The Lehman Brothers Indexes have been rebranded as Barclays Capital Indexes and the Wachovia Indices have been rebranded as Wells Fargo® Indices.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Preferred Stock Index and S&P 500® Index and the Barclays Capital U.S. Corporate Bond Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 44 and 500 common stocks and 1,500 bonds, respectively. The S&P Preferred Stock Index will be used for comparative purposes going forward as it represents a more appropriate market index for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

26

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.18%
Total Gross Annual Fund Operating Expenses	0.68%
Amounts Recaptured by the Adviser(3)	0.01%
Total Net Annual Fund Operating Expenses	0.69%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$70	$219	$380	$847

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 41 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for

27

each redemption transaction (assuming approximately 41 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $18,622, $55,636, $95,917 and $212,869 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

28

PowerShares
High Yield Equity Dividend AchieversTM Portfolio

Ticker: PEY Intraday NAV Ticker: HEY	CUSIP: 73935X302 Underlying Index: Mergent Dividend AchieversTM 50 Index (Ticker: DAY)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Mergent Dividend AchieversTM 50 Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of companies that have a consistent record of dividend increases. The Fund will normally invest at least 90% of its total assets in dividend paying common stocks that comprise the Underlying Index. The Underlying Index is comprised of 50 stocks selected principally on the basis of dividend yield and consistent growth in dividends. The Underlying Index contains only stocks and no debt or fixed income securities. Since 1979, Mergent has tracked companies that have had a consistent record of dividend increases. To qualify as a stock included in the universe of "Dividend AchieversTM," an issuer must have raised its annual regular cash dividend, on a pre-tax basis, for at least each of the last ten consecutive fiscal years. As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $81.5 million and $146.5 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track

29

the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Methodology

The Underlying Index is designed to track the performance of the 50 companies with the highest dividend yield, chosen from the universe of companies which meet the requirements to be classified as Dividend AchieversTM. A Dividend AchieversTM company must have, among other things, experienced growth in dividends consistently over the last 10 or more fiscal years.

Index Construction

(1) The Dividend AchieversTM are identified as companies incorporated in the United States, with aggregate annual regular dividend payments that have increased consistently over the course of the last 10 or more fiscal years. Depending on the industry, the company's asset value must be equal to or greater than $2 billion and the company must have a minimum of 200 shareholders on the ex-date closest to the reconstitution date.

(2) The universe of companies is ranked according to yield, using the annualized current dividend and the closing price at the reconstitution date, the last trading day in January.

(3) The highest 50 yielding companies are selected for inclusion in the Underlying Index.

Index Rebalancing and Reconstitution

The Underlying Index is rebalanced on a quarterly basis using a modified equal weighting methodology incorporating current dividend yield. Adjustments are effective after the close of the last trading day of January, April, July and October.

The Underlying Index is reconstituted on an annual basis to incorporate the 50 highest yielding stocks among the Dividend AchieversTM.

Index Maintenance

Share adjustments to reflect a split, a reverse split or stock dividend will be made on the action's effective date. Such changes do not require an adjustment to the divisor and are processed automatically.

For changes in a company's shares outstanding due to a merger, acquisition or spin-off, an adjustment to the stock's Index shares will be made effective after the close on the effective date of the corporate action.

Dividend Payments

Dividend payments will be reinvested in the Underlying Index on the ex-date.

Mergers

In the event of a merger between two companies included in the Underlying Index, the common shares of the surviving issuer will continue to be represented in the Index. In the event of a merger between a company in the Underlying Index and a company not in the Underlying Index, the common shares of the surviving issuer will

30

continue to be represented in the Underlying Index until further evaluation on the reconstitution date.

Acquisitions

A company will be dropped from the Underlying Index in the case of its acquisition. The next highest yielding company in the Dividend AchieversTM not currently included in the Underlying Index and as identified at reconstitution will replace the acquired company.

Bankruptcy or Prolonged Trading Suspension

In the event of a bankruptcy, a company will be removed from the Underlying Index effective after the close on the date of the filing. In the event that trading in a company included in the Underlying Index is suspended, the Index calculation agent in consultation with Mergent shall decide whether the company will be removed from the Index as soon as applicable. For purposes of minimizing the impact to the Underlying Index, the company to be deleted will be removed at the value at which it last traded. The next highest yielding company in the Underlying Index not currently included in the Underlying Index and as identified at reconstitution will replace the company.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Banking Industry Risk

To the extent the Underlying Index includes securities of issuers in the banking industry, the Fund will invest in companies in such industry. The Fund therefore may be susceptible to adverse economic or regulatory occurrences affecting the banking industry. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that industry; and banks have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the banking industry is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in the banking industry, including measures such as taking

31

ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain banking institutions to incur large losses. Certain banking institutions have experienced declines in the valuation of their assets and even ceased operations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index).

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may also delay the Fund's purchase or sale of securities included in the Underlying Index, thus potentially decreasing the correlation between the Fund's performance and that of the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Dividend AchieversTM Universe Risk

At times, the segment of the equity markets represented by the Dividend AchieversTM universe (i.e., high yielding dividend paying stocks) may be out of favor and underperform other segments (e.g., growth stocks). A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble, unless that stock is removed from the Underlying Index.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established

32

companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was (20.00)%.

Best Quarter	Worst Quarter
26.81% (3rd Quarter 2008)	(27.56)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

33

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares High Yield Equity Dividend AchieversTM Portfolio (return before taxes)	(38.42)%	(10.98)%
PowerShares High Yield Equity Dividend AchieversTM Portfolio (return after taxes on distributions)	(39.61)%	(12.27)%
PowerShares High Yield Equity Dividend AchieversTM Portfolio (return after taxes on distributions and sale of Fund Shares)	(24.80)%	(9.52)%
Dow Jones U.S. Select Dividend Index (reflects no deduction for fees, expenses or taxes)	(30.97)%	(4.66)%
S&P Citigroup Large Cap Value Index (reflects no deduction for fees, expenses or taxes)	(39.22)%	(4.79)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(4.64)%
Mergent Dividend AchieversTM 50 Index (reflects no deduction for fees, expenses or taxes)	(39.81)%	(11.89)%

*  The Fund commenced operations on December 9, 2004.

Investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The Dow Jones U.S. Select Dividend Index, S&P Citigroup Large Cap Value Index and S&P 500® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 100, 346 and 500 common stocks, respectively. The Dow Jones U.S. Select Dividend Index and the S&P Citigroup Large Cap Value Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results, current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate; and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, without which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

34

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.40%
Other Expenses	0.22%
Total Gross Annual Fund Operating Expenses	0.62%
Fee Waivers and Expense Assumption(3)	0.02%
Total Net Annual Fund Operating Expenses	0.60%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$61	$197	$344	$772

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.50% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Fund, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 50 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would

35

also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 50 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,198, $30,476, $52,570 and $116,848 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

36

PowerShares
International Dividend AchieversTM Portfolio

Ticker: PID Intraday NAV Ticker: FKJ	CUSIP: 73935X716 Underlying Index: International Dividend AchieversTM Index (Ticker: DAT)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the International Dividend AchieversTM Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in American Depositary Receipts ("ADRs") and non-U.S. common or ordinary stocks traded on the NYSE, the NASDAQ or NYSE Amex of companies that have increased their aggregate annual regular dividend payments consistently over the course of the last five calendar or fiscal years. The Fund will normally invest at least 90% of its total assets in dividend paying common stocks that comprise the International Dividend AchieversTM Index. The Underlying Index is currently comprised of approximately 94 stocks selected principally on the basis of their consecutive years of dividend growth as identified by Mergent pursuant to a proprietary selection methodology. In tracking the Underlying Index, it is anticipated that a small portion of the stocks will include small and medium capitalization stocks. As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $230.3 million and $152.2 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase stocks not in the Underlying Index which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index in anticipation of their

37

removal from the International Dividend AchieversTM Index, or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Mergent Index Methodology

The Underlying Index is designed to track the performance of dividend paying ADRs and non-U.S. common or ordinary stocks trading on the NYSE, the NASDAQ or NYSE Amex. To become eligible for inclusion in the Underlying Index, a company's aggregate annual regular dividend payments must have increased consistently over the course of the last five calendar or fiscal years.

Mergent uses the last available dividend payable date for the previous calendar or fiscal year to calculate the total annual regular dividend payment. Mergent reserves the authority to include companies with an off calendar year payment schedule or an off fiscal year payment as long as the payable date falls within the first 10 days of the fiscal or calendar year.

Index Construction

The Underlying companies are those that have been incorporated outside the United States, trade on the NYSE, the NASDAQ or NYSE Amex and have increased their annual regular dividend payments for the past five or more calendar or fiscal years. Depending on the industry, the company's asset value must be equal to or greater than $2 billion and must have a minimum of 200 shareholders on the ex-date closest to the reconstitution date.

The universe of companies in the Underlying Index is weighted according to yield using the trailing 12 months of regular dividend payments after the company's last trading day in December, except that in the case of Canadian companies, yield is calculated based on the Indicated Annual Dividend as of the last trading day in December. These modified weights will then become effective on the last trading day in January.

Index Rebalancing

The Underlying Index is rebalanced on a quarterly basis using a dividend yield weighted methodology incorporating a dividend yield based on trailing 12 months of regular dividend payments on the last trading date in March, June and September, except that in the case of Canadian companies, yield is calculated based on the forward looking Indicated Annual Dividend as of the last trading day in March, June and September. These modified weights will then become effective on the company's last trading days in April, July and October, respectively.

The Underlying Index is also reconstituted on an annual basis to incorporate a group of stocks identified by Mergent as "International Dividend AchieversTM" pursuant to a proprietary dividend growth methodology. Reconstitution is effective after the close of the last trading day in January.

Index Maintenance

Share adjustments to reflect a split, a reverse split or a stock dividend will be made on each action's effective date. Such changes do not require an adjustment to the divisor and are processed automatically. For changes in a company's shares outstanding due to a merger, acquisition or spin-off, an adjustment to the stocks in the Underlying Index will be made effective after the close on the effective date of the corporate action.

38

Dividend Payments

For total return calculations for the Underlying Index, dividend payments will be reinvested in the International Dividend AchieversTM Index on the ex-date of the underlying securities.

Suspension of Dividend Payments

In the event a company formally announces a suspension of dividend payments or if there have been no regular dividends paid over the trailing 12 months, the company will be removed from the Underlying Index. The Underlying Index divisor will be adjusted to reflect the removal of the company from the Underlying Index.

Mergers

In the event of a merger between two companies included in the Underlying Index, the common shares of the surviving company will continue to be represented in the Underlying Index. In the event of a merger between a company in the Underlying Index and a company not in the Underlying Index, the surviving company will only be included in the Underlying Index if the company in the Underlying Index is the surviving company.

Acquisitions

A company will be dropped from the Underlying Index in the case of its acquisition. The Underlying Index divisor will be adjusted to reflect the acquisition.

Delisting of Portfolio Securities

A company will be dropped from the Underlying Index in the event the company ceases to be listed on the NYSE, the NASDAQ or NYSE Amex.

Bankruptcy or Prolonged Trading Suspension

In the event of bankruptcy, a company will be removed from the Underlying Index effective after the close on the date of the filing. In the event that trading in a company included in the Underlying Index is suspended, the Underlying Index calculation agent, in consultation with Mergent, shall decide whether the company will be removed from the Underlying Index as soon as applicable. For purposes of minimizing the impact to the Underlying Index, the company to be deleted will be removed at the value at which it last traded. The Underlying Index divisor will be adjusted to reflect the disposition.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

39

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Financial Sector Risk

To the extent the Underlying Index includes securities of issuers in the financial sector, the Fund will invest in companies in such sector. The Fund therefore may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Investing in the financial sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index).

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

40

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

International Dividend AchieversTM Universe Risk

At times, the segment of the equity markets represented by the International Dividend AchieversTM universe (i.e., dividend paying stocks of non-U.S. companies) may be out of favor and underperform other segments (e.g., growth stocks). A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Foreign Securities Risk

The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies, and therefore, not all material information regarding these companies will be available.

In addition, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

41

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 9.27%.

Best Quarter	Worst Quarter
10.84% (4th Quarter 2006)	(29.91)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

42

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares International Dividend AchieversTM Portfolio (return before taxes)	(46.51)%	(7.13)%
PowerShares International Dividend AchieversTM Portfolio (return after taxes on distributions)	(47.32)%	(8.15)%
PowerShares International Dividend AchieversTM Portfolio (return after taxes on distributions and sale of Fund Shares)	(29.96)%	(6.31)%
Dow Jones EPAC Select Dividend Index (reflects no deduction for fees, expenses or taxes)	(54.19)%	(0.09)%
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	(44.09)%	(5.11)%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	(43.38)%	(5.19)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(7.24)%
International Dividend AchieversTM Index (reflects no deduction for fees, expenses or taxes)	(46.73)%	(7.33)%

*  The Fund commenced operations on September 15, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The Dow Jones EPAC Select Dividend Index, MSCI EAFE Value Index, MSCI EAFE Index and S&P 500® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 100, 607, 1,137 and 500 common stocks, respectively. The Dow Jones EPAC Select Dividend Index and the MSCI EAFE Value Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

43

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.40%
Other Expenses	0.17%
Total Gross Annual Fund Operating Expenses	0.57%
Fee Waivers and Expense Assumption(3)	—%
Total Net Annual Fund Operating Expenses	0.57%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$58	$183	$318	$714

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten- year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 94 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would

44

also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 94 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $9,739, $28,397, $48,744 and $108,042 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

45

Additional Investment Strategies

Each Fund will normally invest at least 90% of its total assets in component securities that comprise its respective Underlying Index. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to each Fund's Underlying Index to be reflected in the portfolio composition of each Fund.

Each of the policies described herein, including the investment objective of each Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees (the "Board") without shareholder approval. Certain fundamental policies of the Funds are set forth in the SAI under "Investment Restrictions."

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked-to-market on a daily basis.

Additional Risks

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value

The NAV of a Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in

46

accordance with changes in NAV as well as the relative supply of and demand for the Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of a Fund's Underlying Index trading individually or in the aggregate at any point in time. However, given that the Shares can be purchased and redeemed in Creation Units at NAV (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares are not likely to be sustained over the long-term. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Securities Lending

The Funds may engage in lending their portfolio securities to certain borrowers. A risk in lending portfolio securities consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Funds may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. Furthermore, because of the risks in delay of recovery, the Funds may lose the opportunity to sell the securities at a desirable price, and the Funds will generally not have the right to vote securities while they are being loaned. In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' SAI.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management of more than $12.7 billion as of July 31, 2009. The Trust is currently comprised of 62 exchange-traded funds.

Invesco PowerShares Capital Management LLC has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

47

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Funds. In this capacity, Mr. Southard oversees a team of portfolio managers (with Mr. Southard, the "Portfolio Managers") who are responsible for the day-to-day management of the Funds. Peter Hubbard, who reports to Mr. Southard, is the member of the portfolio management team who is currently primarily responsible for each Fund's day-to-day management. Mr. Hubbard receives management assistance from John Browning, Michael Jeanette, Jeffrey Kernagis and Travis Trampe, who perform various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each member of the portfolio management team has appropriate limitations on his authority for risk management and compliance purposes.

Portfolio Managers

John Southard is a Managing Director at the Adviser and has been with the Adviser since its inception in August 2002. Mr. Southard has managed each Fund since inception. Prior to his current position, he was a Senior Equity Analyst at Charles Schwab & Company from May 2001 to August 2002.

Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

John Browning is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares Buyback AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio since June 2009. Prior to joining the Adviser, Mr. Browning was an Executive Director of the Unit Trust Investment Team with Morgan Stanley from 2005 to 2008. Prior to this, he was a Vice President with Morgan Stanley from 2000 to 2005.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since August 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007.

Jeffrey W. Kernagis is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares Financial Preferred Portfolio since September 2007. Prior to joining the Adviser, Mr. Kernagis was a Portfolio Manager at Claymore Securities, Inc. from 2005 to 2007. Prior to that, Mr. Kernagis was a Senior Trader at Mid-States Corporate Federal Credit Union from 2004 to 2005 and a Vice President of Institutional Futures Sales at ABN Amro, Inc. from 1994 to 2003.

Travis Trampe is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since June 2007. Mr. Trampe has been an employee of the Adviser since

48

April 2007. Prior to joining the Adviser, Mr. Trampe was an Analyst for Principal Global Investors from December 1994 to September 2006 and Research Analyst for Quantitative Services Group LLC from October 2006 to April 2007.

The Adviser receives fees from each Fund equal to 0.40% of the Fund's average daily net assets except with respect to PowerShares Buyback AchieversTM Portfolio and PowerShares Financial Preferred Portfolio, each of which pays a management fee of 0.50% of each Fund's average daily net assets. The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions, offering costs, sub-licensing fees and other trading expenses, taxes and extraordinary expenses) from exceeding 0.50% (0.60% with respect to PowerShares Buyback AchieversTM Portfolio and PowerShares Financial Preferred Portfolio) of average daily net assets per year, at least until August 31, 2010. The offering costs excluded from the 0.50% expense cap (the 0.60% expense cap with respect to PowerShares Buyback AchieversTM Portfolio and PowerShares Financial Preferred Portfolio) are: (a) legal fees pertaining to each Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

The Funds' SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

A discussion regarding the basis for the Board's approval of the Funds' Investment Advisory Agreement is available in the Funds' Annual Report to Shareholders for the fiscal year ended April 30, 2009.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, paying for a portion of its sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

How to Buy and Sell Shares

The Shares are issued or redeemed by each Fund at NAV per Share only in Creation Units. See "Creations, Redemptions and Transaction Fees."

Most investors buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the

49

spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade on NYSE Arca under the following symbols:

Fund	Symbol
PowerShares Buyback AchieversTM Portfolio	PKW

PowerShares Dividend AchieversTM Portfolio	PFM

PowerShares Financial Preferred Portfolio	PGF

PowerShares High Yield Equity Dividend AchieversTM Portfolio	PEY

PowerShares International Dividend AchieversTM Portfolio	PID

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on NYSE Arca may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The approximate value of Shares of each Fund will be disseminated every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

50

Frequent Purchases and Redemptions of Fund Shares

The Trust's Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund Shares ("market timing"). In establishing this policy, the Board evaluated the risks of market timing activities by the Trust's shareholders. The Board noted that a Fund's Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Funds' Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Funds' Shares trade at or close to NAV. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. The Funds impose transaction fees on in-kind purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by a Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund's trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds' Shares.

Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Purchase

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the securities included in the relevant Fund's Underlying Index

51

(the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the NSCC immediately prior to the opening of business each day of NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"), or (ii) a participant of DTC ("DTC Participant") that has entered into an agreement with the principal underwriter and transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed Creation Transaction Fee is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. The following chart lists the Creation Transaction Fee applicable to each Fund:

Fund	Creation Transaction Fee
PowerShares Buyback AchieversTM Portfolio	$1,000

PowerShares Dividend AchieversTM Portfolio	$1,600

PowerShares Financial Preferred Portfolio	$500

PowerShares High Yield Equity Dividend AchieversTM Portfolio	$500

PowerShares International Dividend AchieversTM Portfolio	$500

An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit

52

Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Redemption

Each Fund's custodian makes available immediately prior to the opening of business each day on NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are permitted or required for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m., Eastern time.

A fixed Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The following chart lists the Redemption Transaction Fee applicable to each Fund:

Fund	Redemption Transaction Fee
PowerShares Buyback AchieversTM Portfolio	$1,000

PowerShares Dividend AchieversTM Portfolio	$1,600

PowerShares Financial Preferred Portfolio	$500

PowerShares High Yield Equity Dividend AchieversTM Portfolio	$500

PowerShares International Dividend AchieversTM Portfolio	$500

An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

53

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly, except with respect to PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares Financial Preferred Portfolio for which dividends from any net investment income are declared and paid monthly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on NYSE Arca, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly, except with respect to PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares Financial Preferred Portfolio for which dividends from net investment income, if any, are declared and paid monthly. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

54

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on Fund distributions and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. For more information, please see the SAI section "Taxes."

Distributor

Invesco Aim Distributors, Inc. serves as the distributor (the "Distributor") of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

The Bank of New York Mellon (formerly known as The Bank of New York) ("BONY") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the

55

Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market, or in the case of the NASDAQ, at the NASDAQ official closing price. When price quotes are not readily available, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Fund Service Providers

BONY, 101 Barclay Street, New York, NY 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10036, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of the Funds.

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report for the fiscal year ended April 30, 2009, which is available upon request.

56

PowerShares Buyback AchieversTM Portfolio

	Year Ended April 30,		For the Period December 20, 2006* Through April 30,
	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$22.64	$25.99	$24.98
Net investment income**	0.26	0.10	0.01
Net realized and unrealized gain (loss) on investments	(6.55)	(3.35)	1.02
Total from investment operations	(6.29)	(3.25)	1.03
Distributions to shareholders from:
Net investment income	(0.20)	(0.10)	(0.02)
Net asset value at end of period	$16.15	$22.64	$25.99
Share price at end of period***	$16.16
NET ASSET VALUE, TOTAL RETURN****	(27.87)%	(12.53)%	4.13%
SHARE PRICE TOTAL RETURN****	(27.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$27,456	$61,132	$62,383
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.70%	0.73%	0.73	%†
Expenses, prior to (Waivers) and/or Recapture	0.92%	0.79%	1.04	%†
Net investment income, after (Waivers) and/or Recapture	1.39%	0.41%	0.15	%†
Portfolio turnover rate††	56%	46%	38%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.02)	$(0.01)	$0.01

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

57

PowerShares Dividend AchieversTM Portfolio

	Year Ended April 30,			For the Period September 15, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.15	$17.52	$15.63	$14.84
Net investment income**	0.36	0.37	0.32	0.17
Net realized and unrealized gain (loss) on investments	(5.92)	(1.41)	1.88	0.78
Total from investment operations	(5.56)	(1.04)	2.20	0.95
Distributions to shareholders from:
Net investment income	(0.29)	(0.33)	(0.31)	(0.16)
Net asset value at end of period	$10.30	$16.15	$17.52	$15.63
Share price at end of period***	$10.30	—	—	—
NET ASSET VALUE, TOTAL RETURN****	(34.84)%	(6.00)%	14.26%	6.45%
SHARE PRICE TOTAL RETURN****	(34.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$85,451	$59,751	$70,079	$23,449
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.60%	0.60%	0.60%	0.67	%†
Expenses, prior to (Waivers) and/or Recapture	0.74%	0.72%	0.92%	1.02	%†
Net investment income, after (Waivers) and/or Recapture	3.11%	2.15%	1.94%	1.81	%†
Portfolio turnover rate††	31%	8%	9%	8%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.03	$(0.01)	$0.03	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

58

PowerShares Financial Preferred Portfolio

	Year Ended April 30,		For the Period December 1, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$21.17	$24.78	$25.12
Net investment income**	1.35	1.35	0.41
Net realized and unrealized gain (loss) on investments	(9.63)	(3.50)	(0.12)
Total from investment operations	(8.28)	(2.15)	0.29
Distributions to shareholders from:
Net investment income	(1.46)	(1.46)	(0.63)
Return of capital	(0.02)	—	—
Total distributions	(1.48)	(1.46)	(0.63)
Net asset value at end of period	$11.41	$21.17	$24.78
Share price at end of period***		$11.41
NET ASSET VALUE, TOTAL RETURN****	(39.56)%	(8.77)%	1.18%
SHARE PRICE TOTAL RETURN****	(39.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$773,644	$237,126	$99,118
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.69%	0.72%	0.72%†
Expenses, prior to (Waivers) and/or Recapture	0.68%	0.74%	0.89%†
Net investment income, after (Waivers) and/or Recapture	11.49%	6.20%	4.63%†
Portfolio turnover rate††	45%	80%	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.02	$0.03	$0.07

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

59

PowerShares High Yield Equity Dividend AchieversTM Portfolio

	Year Ended April 30,				For the Period December 9, 2004* Through April 30,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$11.36	$15.82	$15.07	$14.41	$14.79
Net investment income**	0.43	0.62	0.54	0.53	0.18
Net realized and unrealized gain (loss) on investments	(5.21)	(4.42)	0.84	0.61	(0.39)
Total from investment operations	(4.78)	(3.80)	1.38	1.14	(0.21)
Distributions to shareholders from:
Net investment income	(0.43)	(0.63)	(0.60)	(0.48)	(0.17)
Return of capital	(0.03)	(0.03)	(0.03)	—	—
Total distributions	(0.46)	(0.66)	(0.63)	(0.48)	(0.17)
Net asset value at end of period	$6.12	$11.36	$15.82	$15.07	$14.41
Share price at end of period***	$6.12
NET ASSET VALUE, TOTAL RETURN****	(42.88)%	(24.67)%	9.28%	7.92%	(1.44)%
SHARE PRICE TOTAL RETURN****	(42.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$86,846	$184,077	$439,820	$459,690	$314,245
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.60%	0.60%	0.60%	0.61%	0.60%†
Expenses, prior to (Waivers) and/or Recapture	0.62%	0.56%	0.60%	0.65%	0.66%†
Net investment income, after (Waivers) and/or Recapture	5.24%	4.35%	3.47%	3.49%	3.57%†
Portfolio turnover rate††	77%	42%	20%	9%	21%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$0.02	$0.00 (a)	$0.02	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

60

PowerShares International Dividend AchieversTM Portfolio

	Year Ended April 30,			For the Period September 15, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$19.63	$20.12	$16.92	$14.96
Net investment income**	0.52	0.68	0.53	0.28
Net realized and unrealized gain (loss) on investments	(9.46)	(0.61)	3.20	1.88
Total from investment operations	(8.94)	0.07	3.73	2.16
Distributions to shareholders from:
Net investment income	(0.55)	(0.56)	(0.53)	(0.20)
Net asset value at end of period	$10.14	$19.63	$20.12	$16.92
Share price at end of period***	$10.15
NET ASSET VALUE, TOTAL RETURN****	(46.44)%	0.34%	22.56%	14.50%
SHARE PRICE TOTAL RETURN****	(46.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$256,584	$551,630	$553,200	$170,843
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.57%	0.58%	0.60%	0.62	%†
Expenses, prior to (Waivers) and/or Recapture	0.57%	0.56%	0.62%	0.69	%†
Net investment income, after (Waivers) and/or Recapture	3.87%	3.28%	2.98%	3.06	%†
Portfolio turnover rate††	50%	43%	22%	8%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$(0.02)	$0.11	$0.04

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

61

Index Providers

Mergent is the Index Provider for PowerShares Buyback AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use the Underlying Indexes. The Funds are entitled to use their respective Underlying Index pursuant to a sub-licensing arrangement with the Adviser.

Wells Fargo is the Index Provider for PowerShares Financial Preferred Portfolio. Wells Fargo® Hybrid & Preferred Financial Index is a service mark of Wells Fargo & Company and has been licensed for use by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by Wells Fargo & Company, Wells Fargo Securities, LLC or their affiliates ("Wells Fargo") and Wells Fargo makes no representation regarding the advisability of investing in the Fund.

NYSE Arca serves as the calculation agent for the Wells Fargo® Hybrid & Preferred Financial Index. NYSE Arca develops, calculates, and maintains its own proprietary indices and serves as the calculation agent for third-party indices. NYSE Arca publishes index values to market data vendors through the facilities of the Consolidated Tape Association's Network B. The more than 200 index values currently calculated by NYSE Arca are used as benchmarks, or to support the trading of exchange traded funds, index options and other structured products listed on NYSE Arca. Index changes (additions, deletions, share changes, price adjustments, rebalances, etc.) are announced by NYSE Arca as early as practicable prior to the effectiveness of the change or scheduled event-these announcements are currently available on the Indexes Daily List on http://www.nyxdata.com.

Set forth below is a list of each Fund and the Underlying Index upon which it is based:

Fund	Underlying Index
PowerShares Buyback Achievers Portfolio	Share BuyBack AchieversTM Index

PowerShares Dividend AchieversTM Portfolio	Broad Dividend AchieversTM Index

PowerShares Financial Preferred Portfolio	Wells Fargo® Hybrid & Preferred Financial Index

PowerShares High Yield Equity Dividend AchieversTM Portfolio	Mergent Dividend AchieversTM 50 Index

PowerShares International Dividend AchieversTM Portfolio	International Dividend AchieversTM Index

62

Disclaimers

The Share BuyBack AchieversTM Index, Broad Dividend AchieversTM Index, Mergent Dividend AchieversTM 50 Index and International Dividend AchieversTM Index are trademarks of Mergent and have been licensed for use for certain purposes by the Adviser. The Wells Fargo® Hybrid & Preferred Financial Index is a service mark of Wells Fargo & Company and has been licensed for use by the Adviser.

PowerShares Buyback AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM are not sponsored, endorsed, sold or promoted by Mergent and Mergent makes no representation regarding the advisability of investing in Shares of these Funds.

Mergent's only relationship to the Adviser is Mergent's licensing to the Adviser certain Mergent trademarks, the Underlying Indexes and trade names, which are composed by Mergent without regard to the Adviser, these Funds or any investor. The Funds and their Shares are not sponsored, endorsed, sold or promoted by Mergent. Mergent makes no representation or warranty, express or implied, to the shareholders of these Funds or any member of the public regarding the advisability of investing in securities generally or in these Funds particularly or the ability of any data supplied by Mergent to track general stock market performance. Mergent's only relationship to the Adviser is the licensing of certain trademarks and trade names of Mergent and of the data supplied by Mergent which is determined, composed and calculated by Mergent without regard to these Funds or their Shares. Mergent has no obligation to take the needs of the Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the data supplied by Mergent. Mergent is not responsible for and has not participated in the determination of the prices of the Shares of the Funds or the timing of the issuance or sale of such Shares. Mergent has no obligation or liability in connection with the administration, marketing or trading of these Funds or their Shares.

MERGENT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. MERGENT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, THEIR SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY MERGENT OR ANY DATA INCLUDED THEREIN. MERGENT MAKES NO EXPRESS OR IMPLIED WARRRANITES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY MERGENT® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MERGENT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares Financial Preferred Portfolio is not sponsored, endorsed, sold or promoted by Wells Fargo. Wells Fargo makes no representation or warranty, express or implied, to Fund investors or any member of the public regarding the advisability of investing in securities generally or in this Fund particularly or the ability of any data supplied by Wells Fargo to track preferred stock performance. Wells Fargo's only relationship to the Adviser, the Distributor, the Fund or the Trust is the licensing of certain trademarks and trade names of Wells Fargo and of the data supplied by Wells Fargo that is determined, composed and calculated by Wells Fargo without regard to the Fund or its Shares. Wells Fargo has no obligation to take the needs of

63

the Fund into consideration when determining, composing or calculating the data. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of the Fund.

WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NOT WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE ADVISER AND THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WELLS FARGO HAVE ANY LIABILITY FOR ANY SPECIAL, PUNATIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Bloomberg L.P. is not affiliated with the Adviser or Wells Fargo & Company or its affiliates ("Wells Fargo") and does not approve, endorse, review or recommend Wells Fargo, the Adviser or PowerShares Financial Preferred Portfolio;

PowerShares Financial Preferred Portfolio is based on the Wells Fargo® Hybrid & Preferred Financial Index, and the value of the Wells Fargo® Hybrid & Preferred Financial Index is derived from sources deemed reliable, but Bloomberg L.P. and its suppliers do not guarantee the correctness or completeness of the Wells Fargo® Hybrid & Preferred Financial Index, its values or other information furnished in connection with the Wells Fargo® Hybrid & Preferred Financial Index, its values or other information furnished in connection with the Wells Fargo® Hybrid & Preferred Financial Index. Bloomberg L.P. makes no warranty, express or implied, as to results to be obtained by the Adviser, Wells Fargo, or any of their customers, PowerShares Financial Preferred Portfolio, or any other person or entity from the use of PowerShares Financial Preferred Portfolio, the Wells Fargo® Hybrid & Preferred Financial Index or any data or values included therein or in connection therewith. Bloomberg L.P. makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose with respect to PowerShares Financial Preferred Portfolio, the Wells Fargo® Hybrid & Preferred Financial Index or any data or values included therewith; and

Bloomberg L.P., its employees, subcontractors, agents, suppliers and vendors shall have no liability or responsibility, contingent or otherwise, for any injury or damages, whether caused by the negligence of Bloomberg L.P., its employees, subcontractors, agents, suppliers or vendors or otherwise arising in connection with PowerShares Financial Preferred Portfolio, the Wells Fargo® Hybrid & Preferred Financial Index or any data or values included therein or in connection therewith and shall not be liable for any lost profits, losses, punitive, incidental or consequential damages. Bloomberg L.P., its employees, subcontractors, agents, suppliers or vendors shall not be responsible for or have any liability for any injuries or damages caused by errors, inaccuracies, omissions or any other failure in, or delays or interruptions or, PowerShares Financial Preferred Portfolio, the Wells Fargo® Hybrid & Preferred Financial Index or any data or values included therein or in connection therewith, from whatever cause. Bloomberg L.P., its employees, subcontractors, agents, suppliers or vendors are not responsible for the selection of or use of PowerShares Financial Preferred Portfolio, the Wells Fargo® Hybrid & Preferred Financial Index or any data or values included therein or in connection therewith, the accuracy and adequacy of PowerShares Financial Preferred Portfolio, the Wells Fargo® Hybrid & Preferred Financial Index or any data or values included therein or in connection therewith or information used by the Adviser or Wells Fargo and the resultant output thereof.

64

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

Premium/Discount Information

The following tables present information about the differences between the daily market price on secondary markets for Shares and each Fund's NAV. NAV is the price per share at which each Fund issues and redeems Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the exchange on which the Fund is listed for trading, as of the time the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of each Fund on a given day, generally at the time NAV is calculated. A premium is the amount that each Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that each Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Funds. The information shown for the Funds is for the fiscal year ended April 30, 2009 and for each of the last four calendar quarters.

Each line in the table shows the number of trading days in which each Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

65

PowerShares Buyback AchieversTM Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	2.78%	0.00%	0.00%	6.25%	4.69%
Between 0.25% and 0.5%	1.59%	1.59%	1.64%	3.13%	1.56%
Between 0.0% and 0.25%	37.69%	33.33%	29.51%	29.68%	46.87%
Between -0.25% and 0.0%	54.37%	65.08%	67.21%	51.56%	43.75%
Between -0.25% and -0.5%	2.78%	0.00%	1.64%	6.25%	3.13%
Greater than -0.5%	0.79%	0.00%	0.00%	3.13%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dividend AchieversTM Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	7.94%	0.00%	0.00%	21.88%	9.38%
Between 0.25% and 0.5%	7.54%	1.59%	3.28%	23.44%	3.13%
Between 0.0% and 0.25%	30.55%	30.16%	31.15%	17.18%	35.93%
Between -0.25% and 0.0%	50.00%	65.08%	63.93%	29.69%	48.44%
Between -0.25% and -0.5%	2.78%	3.17%	1.64%	3.12%	3.12%
Greater than -0.5%	1.19%	0.00%	0.00%	4.69%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

66

PowerShares Financial Preferred Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	63.49%	34.92%	63.93%	95.31%	59.38%
Between 0.25% and 0.5%	9.92%	28.57%	4.92%	0.00%	14.06%
Between 0.0% and 0.25%	11.90%	6.35%	8.19%	0.00%	21.87%
Between -0.25% and 0.0%	7.94%	19.05%	8.20%	3.13%	3.13%
Between -0.25% and -0.5%	1.19%	4.76%	0.00%	0.00%	0.00%
Greater than -0.5%	5.56%	6.35%	14.76%	1.56%	1.56%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares High Yield Equity Dividend AchieversTM Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	3.97%	0.00%	1.64%	9.38%	4.69%
Between 0.25% and 0.5%	7.14%	4.76%	8.20%	14.06%	4.69%
Between 0.0% and 0.25%	25.80%	25.40%	16.38%	24.99%	29.68%
Between -0.25% and 0.0%	49.60%	61.90%	60.66%	28.13%	51.56%
Between -0.25% and -0.5%	11.51%	7.94%	11.48%	20.31%	6.25%
Greater than -0.5%	1.98%	0.00%	1.64%	3.13%	3.13%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

67

PowerShares International Dividend AchieversTM Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	3.17%	7.94%	1.64%	9.38%	1.56%
Between 0.25% and 0.5%	2.78%	19.05%	1.64%	7.81%	0.00%
Between 0.0% and 0.25%	14.28%	20.63%	22.94%	14.06%	3.13%
Between -0.25% and 0.0%	42.86%	34.92%	57.38%	21.88%	20.31%
Between -0.25% and -0.5%	20.24%	14.29%	9.84%	26.56%	37.50%
Greater than -0.5%	16.67%	3.17%	6.56%	20.31%	37.50%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Total Return Information

The table below presents information about the total return of each Underlying Index in comparison to the total return of the Funds. The information presented for the Funds is for the fiscal year ended April 30, 2009.

"Average annual total returns" represent the average annual change in value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated. A Fund's per Share NAV is the value of one Share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of a Fund, and the market return is based on the market price per Share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which a Fund is listed for trading, as of the time that a Fund's NAV is calculated. Since a Fund's Shares typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of a Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Funds, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Funds. These expenses negatively impact the performance of the Funds. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

68

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
PowerShares Buyback AchieversTM Portfolio (At NAV)	-27.87%	N/A	-16.32%	-34.31%
PowerShares Buyback AchieversTM Portfolio (At Market)	-27.80%	N/A	-16.35%	-34.37%
Share Buyback AchieversTM Index	-27.45%	N/A	-15.65%	-33.08%
S&P 500® Index	-35.29%	N/A	-16.95%	-35.17%
Russell 1000® Index	-35.30%	N/A	-16.81%	-34.91%
Russell 3000® Value Index	-38.61%	N/A	-20.70%	-41.79%
PowerShares Dividend AchieversTM Portfolio (At NAV)	-34.84%	-11.21%	-7.81%	-25.50%
PowerShares Dividend AchieversTM Portfolio (At Market)	-34.84%	-11.24%	-7.81%	-25.51%
Broad Dividend AchieversTM Index	-34.90%	-10.98%	-7.50%	-24.61%
S&P 500® Index	-35.29%	-10.76%	-6.80%	-22.76%
Russell 3000® Value Index	-38.61%	-13.25%	-8.23%	-27.01%
Dow Jones Industrial Average Index	-34.12%	-8.03%	-4.12%	-14.29%
PowerShares Financial Preferred Portfolio (At NAV)	-39.56%	N/A	-21.50%	-44.21%
PowerShares Financial Preferred Portfolio (At Market)	-39.82%	N/A	-21.74%	-44.62%
Wells Fargo® Hybrid & Preferred Financial Index*	-40.45%	N/A	-21.00%	-43.36%
S&P Preferred Stock Index	-35.85%	N/A	-17.37%	-36.94%
S&P 500® Index	-35.29%	N/A	-15.94%	-34.26%
Barclays Capital U.S. Corporate Bond Index*. . .	-4.26%	N/A	-0.02%	-0.05%
PowerShares High Yield Equity Dividend AchieversTM Portfolio (At NAV)	-42.88%	-22.24%	-14.60%	-49.99%
PowerShares High Yield Equity Dividend AchieversTM Portfolio (At Market)	-42.88%	-22.20%	-14.59%	-49.95%
Mergent Dividend Achievers(TM) 50 Index	-43.71%	-23.32%	-15.55%	-52.36%
Dow Jones U.S. Select Dividend Index	-37.01%	-14.15%	-7.69%	-29.76%
S&P Citigroup Large Cap Value Index	-40.06%	-13.78%	-5.96%	-23.78%
S&P 500® Index	-35.29%	-10.76%	-4.55%	-18.58%
PowerShares International Dividend AchieversTM Portfolio (At NAV)	-46.44%	-12.99%	-7.49%	-24.58%
PowerShares International Dividend AchieversTM Portfolio (At Market)	-46.30%	-12.96%	-7.47%	-24.51%
International Dividend AchieversTM Index	-46.60%	-13.19%	-7.68%	-25.14%
Dow Jones EPAC Select Dividend Index	-46.54%	-11.86%	-5.16%	-17.65%
MSCI EAFE Value Index	-42.13%	-12.77%	-4.90%	-16.84%
MSCI EAFE Index	-42.76%	-12.34%	-4.66%	-16.06%
S&P 500® Index	-35.29%	-10.76%	-6.80%	-22.76%

*  The Lehman Brothers Indexes have been rebranded as Barclays Capital Indexes and the Wachovia Indices have been rebranded as Wells Fargo® Indices.

69

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. The Trust, however, has received from the SEC an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

70

For More Information

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Funds' SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:  Invesco Aim Distributors, Inc. at 1-800-337-4246
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust
c/o Invesco Aim Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21265.

71

PowerShares Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-PS-PRO-1

PowerShares Exchange-Traded Fund Trust

PowerShares Dynamic MagniQuant Portfolio – PIQ

PowerShares Dynamic Market Portfolio – PWC

PowerShares Dynamic OTC Portfolio – PWO

PowerShares FTSE RAFI US 1000 Portfolio – PRF

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio – PRFZ

PowerShares NXQ Portfolio – PNXQ

PowerShares Exchange-Traded Fund Trust (the "Trust") is a registered investment company consisting of 62 separate exchange-traded index funds. Additional funds may be offered in the future. This Prospectus relates to the six funds of the Trust listed on the cover page (each a "Fund" and, together, the "Funds").

The shares (the "Shares") of the Funds are listed on NYSE Arca, Inc. ("NYSE Arca"), except for the Shares of PowerShares FTSE RAFI US 1500 Small-Mid Portfolio and PowerShares NXQ Portfolio, which are listed on The NASDAQ Stock Market LLC ("NASDAQ" and, together with NYSE Arca, the "Exchanges"). Market prices for the Shares may be different from their net asset value ("NAV"). Each Fund issues and redeems Shares only in large blocks consisting of 50,000 Shares ("Creation Units"). Creation Units of each Fund are issued and redeemed principally in-kind for securities included in a specified index.

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus Dated August 31, 2009

NOT FEDERAL DEPOSIT INSURANCE
CORPORATION ("FDIC") INSURED. MAY LOSE VALUE.
NO BANK GUARANTEE.

4	Introduction – PowerShares Exchange-Traded Fund Trust

4	Who Should Invest in the Funds

4	Tax Advantaged Product Structure

5	PowerShares Dynamic MagniQuant Portfolio

12	PowerShares Dynamic Market Portfolio

19	PowerShares Dynamic OTC Portfolio

27	PowerShares FTSE RAFI US 1000 Portfolio

35	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

43	PowerShares NXQ Portfolio

51	Additional Investment Strategies

51	Additional Risks

52	Portfolio Holdings

52	Management of the Funds

55	How to Buy and Sell Shares

56	Frequent Purchases and Redemptions of Fund Shares

57	Creations, Redemptions and Transaction Fees

59	Dividends, Distributions and Taxes

61	Distributor

61	Net Asset Value

61	Fund Service Providers

62	Financial Highlights

69	Intellidex and Index Providers

69	Disclaimers

72	Premium/Discount Information

76	Total Return Information

78	Other Information

3

Introduction

PowerShares Exchange-Traded Fund Trust

The Trust is an investment company consisting of 62 separate exchange-traded "index funds." The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the price and yield of a specified market index. This Prospectus relates to the Funds listed on the cover page. Invesco PowerShares Capital Management LLC (the "Adviser") is the investment adviser for the Funds.

The Shares of the Funds are listed and traded on either NYSE Arca or the NASDAQ. The market prices for the Shares may be different from their NAVs. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks, each called a "Creation Unit." Creation Units of the Funds are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, the Shares of the Funds are not redeemable securities of the Funds.

Who Should Invest in the Funds

The Funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in a specified index. The Funds may be suitable for long-term investment in the market represented in the relevant index and may also be used as an asset allocation tool or as a speculative trading instrument.

Tax Advantaged Product Structure

Unlike interests in conventional mutual funds, which are typically only bought and sold at closing NAVs, the Funds' Shares are traded throughout the day on a national securities exchange. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These in-kind arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet Fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

Certain Funds may recognize gains as a result of rebalancing their securities holdings to reflect changes in the securities included in such Fund's underlying index. Certain Funds may be required to distribute any such gains to their shareholders to avoid adverse federal income tax consequences. For further discussion of the distribution requirements that apply to such Funds, see "Taxes" in the Funds' Statement of Additional Information ("SAI"). For information concerning the tax consequences of distributions, see "Dividends, Distributions and Taxes" in this Prospectus.

The Funds may invest in derivatives, the use of which will generally result in the realization of short-term capital gains that will be taxable as ordinary income when distributed to investors.

4

PowerShares
Dynamic MagniQuant
Portfolio

Ticker: PIQ Intraday NAV Ticker: PIQ.IV	CUSIP: 73935X468 Underlying Index: Top 200 Dynamic IntellidexSM Index (Ticker: DYH)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Top 200 Dynamic IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of 200 U.S. stocks selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $237.1 million and $188.7 billion. The Fund's 90% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

5

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks from among the 2,000 largest U.S. stocks that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investments and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within the universe.

Intellidex Construction

(1) The 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange ("NYSE"), the NYSE Amex and the NASDAQ are ranked for capital appreciation potential using a proprietary NYSE Arca Intellidex model.

(2) The 200 stocks selected are the stocks with the best Model Score. The 200 components are equally weighted (on average each receives 0.5%).

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

6

Industrials Sector Risk

To the extent the Underlying Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Consumer Discretionary Sector Risk

To the extent the Underlying Index includes securities of issuers in the consumer discretionary sector, the Fund will invest in companies in such sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Financial Sector Risk

To the extent the Underlying Index includes securities of issuers in the financial sector, the Fund will invest in companies in such sector. The Fund therefore may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Investing in the financial sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

7

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Intellidex as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Portfolio Turnover

The Financial Highlights Table for the Fund at the end of this Prospectus shows the Fund's portfolio turnover rates during recent periods. Based on the reconstitutions of the Underlying Intellidex, there may be a large degree of portfolio turnover as the Fund replicates the Underlying Intellidex. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by

8

comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 0.74%.

Best Quarter	Worst Quarter
4.55% (2nd Quarter 2007)	(22.66)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic MagniQuant Portfolio (return before taxes)	(35.05)%	(15.33)%
PowerShares Dynamic MagniQuant Portfolio (return after taxes on distributions)	(35.21)%	(15.54)%
PowerShares Dynamic MagniQuant Portfolio (return after taxes on distributions and sale of Fund Shares)	(22.76)%	(12.91)%
S&P 500® Equal Weight Index (reflects no deduction for fees, expenses or taxes)	(39.72)%	(17.12)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(15.20)%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(14.33)%
Top 200 Dynamic IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(34.62)%	(14.75)%

*  The Fund commenced operations on October 12, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The The S&P 500® Equal Weight Index, S&P 500® Index and Russell 3000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 500, 500 and 2,918 common

9

stocks, respectively. The S&P 500® Equal Weight Index and the Russell 3000® Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.37%
Total Gross Annual Fund Operating Expenses	0.87%
Fee Waivers and Expense Assumption(3)	0.22%
Total Net Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$256	$461	$1,052

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

10

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (assuming approximately 200 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $1,000 for each redemption transaction (assuming approximately 200 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $18,603, $65,890, $117,163 and $265,061 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation ("NSCC") or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $4,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

11

PowerShares
Dynamic Market
Portfolio

Ticker: PWC Intraday NAV Ticker: FZM	CUSIP: 73935X104 Underlying Index: Dynamic Market IntellidexSM Index (Ticker: DYI)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Market IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of 100 U.S. stocks selected each quarter by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary method. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $297.6 million and $335.9 billion.

The Underlying Intellidex selection methodology seeks to identify and select companies from the U.S. marketplace with superior risk-return profiles. Domestic companies are ranked across numerous investment criteria, including fundamentals, valuation, timeliness and risk perspectives, in seeking to provide a comprehensive determination of a company's overall investment potential. Stocks that, based upon the rankings, are believed to possess the greatest investment potential are selected for the Underlying Intellidex and incorporated into the Fund's portfolio. The Underlying Intellidex uses market-like sector weightings and market-capitalization groupings in seeking to produce a sector and size dispersion similar to the overall broad market. The Fund's 90% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes

12

are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Construction

(1) The 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ are ranked for investment potential using a proprietary NYSE Arca Intellidex model. Companies are ranked quarterly, based on a variety of criteria, including fundamental growth, stock valuation, timeliness and risk factors, and then sorted based on their cumulative score on the above criteria.

(2) One hundred companies are then selected from the top of each sector and size category in the following manner:

a. The universe of stocks is divided into 10 economic sectors.

b. Stocks within each sector are divided into two market-capitalization groupings: large and mid/small.

c. Within each sector a defined number of the top ranked large and mid/small stocks are selected. The number of stocks selected within a sector is predetermined and based on the percentage of the overall market represented by such sector.

i. 30 large-capitalization stocks are allocated across the sectors and receive 70% of the weight.

ii. 70 mid/small-capitalization stocks are allocated across the sectors and receive 30% of the weight.

d. Stocks are equally weighted within their size groups.

i. Large-capitalization stocks receiving on average 2.33% each.

ii. Small and mid-capitalization stocks receiving on average 0.43% each.

(3) The Underlying Intellidex repeats this process quarterly. The Fund will rebalance quarterly to mirror the constituent changes of the Underlying Intellidex.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for certain other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

13

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses.

If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex, with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Medium Capitalization Company Risk

Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more

14

established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Portfolio Turnover

The Financial Highlights Table for the Fund at the end of this Prospectus shows the Fund's portfolio turnover rates during recent periods. Based on the reconstitutions of the Underlying Intellidex, there may be a large degree of portfolio turnover as the Fund replicates the Underlying Intellidex. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 1.85%.

Best Quarter	Worst Quarter
10.70% (4th Quarter 2004)	(19.71)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

15

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Past Five Years	Since Inception*
PowerShares Dynamic Market Portfolio (return before taxes)	(36.67)%	(0.12)%	4.17%
PowerShares Dynamic Market Portfolio (return after taxes on distributions)	(36.90)%	(0.41)%	3.89%
PowerShares Dynamic Market Portfolio (return after taxes on distributions and sale of Fund Shares)	(23.80)%	(0.23)%	3.45%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(2.19)%	1.68%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(1.95)%	2.22%
Dynamic Market IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(36.38)%	(0.34)%	(4.75)%

*  The Fund commenced operations on May 1, 2003.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P 500® Index and Russell 3000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of 500 and 2,918 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

16

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.10%
Total Gross Annual Fund Operating Expenses	0.60%
Fee Waivers and Expense Reimbursement(3)	—%
Total Net Annual Fund Operating Expenses	0.60%

Example

This example is intended to help you compare the cost of investing in Shares with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$61	$192	$335	$750

(1)  When buying or selling Shares through a broker, you will incur customary commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year, at least until August 31, 2010.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 100 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 100 stocks in each Creation Unit).* APs who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5%

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

17

return each year, and assuming that the Fund's operating expenses remain the same, the total costs‡ would be $31,660, $97,086, $168,397 and $376,008 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged by the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

18

PowerShares
Dynamic OTC
Portfolio

Ticker: PWO Intraday NAV Ticker: FZO	CUSIP: 73935X203 Underlying Index: Dynamic OTC IntellidexSM Index (Ticker: DYO)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic OTC IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. If the composition of the Underlying Intellidex changes, the Fund will continue to invest at least 80% of its total assets in over-the-counter securities. The Underlying Intellidex is comprised of 100 over-the-counter market securities, selected each quarter by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary method. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $51.8 million and $211.7 billion.

The Underlying Intellidex selection methodology seeks to identify and select companies from the U.S. NASDAQ marketplace with superior risk-return profiles. Domestic NASDAQ companies are ranked across numerous investment criteria, including fundamentals, valuation, timeliness and risk perspectives, in seeking to provide a comprehensive determination of a company's overall investment potential. Securities that, based upon the rankings, are believed to possess the greatest investment potential are selected for the Underlying Intellidex and incorporated into the Fund's portfolio. The Underlying Intellidex uses OTC market-like sector weightings and market-capitalization groupings as represented by the NASDAQ market in seeking to produce a sector and size dispersion similar to the overall broad OTC market. The Fund's 80% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the securities comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund

19

may purchase a sample of securities in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Intellidex, purchase securities not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain securities in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Underlying Intellidex. The Fund may sell securities that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex, or purchase securities not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Construction

(1) The 1,000 largest NASDAQ/National Market Securities U.S. stocks (by market capitalization) are ranked for investment potential using a proprietary NYSE Arca Intellidex model. Companies are ranked quarterly, based on a variety of criteria, including fundamental growth, stock valuation, timeliness and risk factors, and then sorted based on their cumulative score on the above criteria.

(2) 100 companies are then selected from the top of each sector and size category in the following manner:

a. The universe of securities is divided into nine economic sectors.

b. Securities within each sector are divided into two market-capitalization groupings: large and mid/small.

c. Within each sector a defined number of the top ranked large and mid/small securities are selected. The number of securities selected within a sector is predetermined and based on the percentage of the overall market represented by such sector.

i. 30 large-capitalization securities are allocated across the sectors and receive 70% of the weight.

ii. 70 mid/small-capitalization securities are allocated across the sectors and receive 30% of the weight.

d. Securities are equally weighted within their size groups.

i. Large-capitalization securities receiving on average 2.33% each.

ii. Small/mid-capitalization securities receiving on average 0.43% each.

(3) The Underlying Intellidex repeats this process quarterly. The Fund will rebalance quarterly to mirror the constituent changes of the Underlying Intellidex.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

20

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political and regulatory developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Sector Specific Risk

To the extent the NASDAQ has a higher concentration of securities in issuers conducting business in the technology sector, the technology companies making up the Fund's investments are subject to intense competition, both domestically and internationally; limited product lines, markets, financial resources or personnel; product obsolescence due to rapid technological developments and frequent new product introduction; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; and heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Healthcare Sector Risk

To the extent the Underlying Index includes securities of issuers in the healthcare sector, the Fund will invest in companies in such sector. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, at

21

times, may result in price discounting. Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex, with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble, unless that stock is removed from the Underlying Intellidex.

Small and Medium Capitalization Company Risk

Investing in securities of these companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

22

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide some indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 0.89%.

Best Quarter	Worst Quarter
18.67% (4th Quarter 2004)	(21.64)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

23

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Past Five Years	Since Inseption*
PowerShares Dynamic OTC Portfolio (return before taxes)	(36.25)%	(3.20)%	3.01%
PowerShares Dynamic OTC Portfolio (return after taxes on distributions)	(36.25)%	(3.22)%	2.99%
PowerShares Dynamic OTC Portfolio (return after taxes on distributions and sale of Fund Shares)	(23.56)%	(2.70)%	2.57%
NASDAQ Composite Index (reflects no deduction for fees, expenses or taxes)	(40.54)%	(4.76)%	1.32%
NASDAQ-100® Index (reflects no deduction for fees, expenses or taxes)	(41.57)%	(3.35)%	2.04%
Dynamic OTC IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(35.86)%	(2.66)%	3.61%

*  The Fund commenced operations on May 1, 2003.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The NASDAQ Composite Index and NASDAQ-100® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 3,087 and 100 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

24

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.24%
Total Gross Annual Fund Operating Expenses	0.74%
Fee Waivers and Expense Reimbursement(3)	0.14%
Total Net Annual Fund Operating Expenses	0.60%

Example

This example is intended to help you compare the cost of investing in Shares with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$61	$222	$398	$905

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year, at least until August 31, 2010.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 100 securities in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 100 securities in each Creation Unit).* APs who hold Creation Units will also pay the Annual Fund Operating Expenses described in the

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

25

table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs‡ would be $31,660, $112,242, $199,836 and $453,634 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged by the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten- year examples do not reflect this agreement after the first year.

26

PowerShares
FTSE RAFI US 1000
Portfolio

Ticker: PRF Intraday NAV Ticker: PRF. IV	CUSIP: 73935X583 Underlying Index: FTSE RAFI US 1000 Index (Ticker: FRIO)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE RAFI US 1000 Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is currently comprised of approximately 996 U.S. stocks. The Underlying Index is designed to track the performance of the largest U.S. equity stocks selected based on the following four fundamental measures of firm size: book value, income, sales and dividends. As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $8.4 million and $335.9 billion. FTSE International Limited is the index provider for the Fund ("FTSE" or the "Index Provider"). The 90% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, it is possible that the Adviser may determine to utilize instead a "sampling" methodology in seeking to achieve the Fund's objective. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Index as a whole. Sampling means that the Adviser uses quantitative analysis to select stocks from the Underlying Index universe to obtain a representative sample of stocks that resembles the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization and other financial characteristics of stocks. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. In addition, there may be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index

27

or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index in anticipation of their removal from the Underlying Index, or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Methodology

The Underlying Index is designed to track the performance of the largest U.S. equities, selected based on the following four fundamental measures of firm size: book value, income, sales and dividends. U.S. equities are then weighted by each of these four fundamental measures. An overall weight is calculated for each firm by equally-weighting each fundamental measure. For companies that have never paid dividends, that measure will be excluded from the average. Each of the 1,000 equities with the highest fundamental weight are then selected and assigned a weight equal to its fundamental weight.

Index Construction

(1) The Underlying Index is comprised of companies incorporated in the United States. The largest U.S. equities are selected based on the following four fundamental measures of firm size:

–  Sales averaged over the prior five years;

–  Cash flow averaged over the prior five years;

–  Latest available book value; and

–  Total dividend distributions averaged over the prior five years.

(2) The universe of companies is ranked by equally weighting each fundamental measure.

(3) Each of the 1,000 equities with the highest fundamental weight are then selected and assigned a weight equal to its fundamental weight.

Index Rebalancing and Reconstitution

The Underlying Index is reconstituted on an annual basis.

Index Maintenance

Share adjustments to reflect a split, reverse split or stock dividend will be made on the action's effective date. Such changes do not require an adjustment to the divisor and are processed automatically. For changes in a company's shares outstanding due to a merger, acquisition or spin-off, an adjustment to the stock's Underlying Index shares will be made effective after the close on the effective date of the corporate action.

Dividend Payments

For purposes of calculation of the value of the Underlying Index, dividend payments will be reinvested in the Underlying Index on the ex-date.

Mergers

In the event of a merger between two companies included in the Underlying Index, the common shares of the surviving issuer will continue to be represented in the

28

Underlying Index. In the event of a merger between a company in the Underlying Index and a company not in the Underlying Index, the common shares of the surviving issuer will continue to be represented in the Underlying Index until further evaluation on the reconstitution date.

Acquisitions

A company will be dropped from the Underlying Index in the case of its acquisition. The next largest company not currently included in the Underlying Index and as identified at reconstitution will replace the acquired company.

Bankruptcy or Prolonged Trading Suspension

In the event of a bankruptcy, a company will be removed from the Underlying Index effective after the close on the date of the filing. In the event that trading in a company included in the Underlying Index is suspended, the index calculation agent, which is FTSE, shall decide whether the company will be removed from the Underlying Index as soon as applicable. For purposes of minimizing the impact to the Underlying Index, the company to be deleted will be removed at the value at which it last traded. The next largest company not currently included in the Underlying Index and as identified at reconstitution will replace the company.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stocks prices. Overall stocks values could decline generally or could underperform other investments.

Financial Sector Risk

To the extent the Underlying Index includes securities of issuers in the financial sector, the Fund will invest in companies in such sector. The Fund therefore may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Investing in the financial sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial sector is undergoing numerous changes, including continuing consolidations, development

29

of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Consumer Discretionary Sector Risk

To the extent the Underlying Index includes securities of issuers in the consumer discretionary sector, the Fund will invest in companies in such sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index).

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. Because the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary,

30

sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

FTSE RAFI US 1000 Universe Risk

At times, the segment of the equity markets represented by the Underlying Index universe may be out of favor and underperform other segments. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 10.21%.

Best Quarter	Worst Quarter
7.14% (4th Quarter 2006)	(24.12)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

31

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares FTSE RAFI US 1000 Portfolio (return before taxes)	(40.14)%	(10.17)%
PowerShares FTSE RAFI US 1000 Portfolio (return after taxes on distributions)	(40.62)%	(10.67)%
PowerShares FTSE RAFI US 1000 Portfolio (return after taxes on distributions and sale of Fund Shares)	(26.01)%	(8.69)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(8.36)%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	(37.60)%	(8.66)%
FTSE RAFI US 1000 Index (reflects no deduction for fees, expenses or taxes)	(39.99)%	(9.66)%

*  The Fund commenced operations on December 19, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P 500® Index and Russell 1000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 500 and 1,000 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees(3)	0.29%
Other Expenses	0.17%
Total Gross Annual Fund Operating Expenses(3)	0.46%
Fee Waivers and Expense Assumption(4)	0.07%
Total Net Annual Fund Operating Expenses(3)	0.39%

32

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$40	$141	$251	$572

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  Restated to reflect current fees effective November 1, 2008.

(4)  Effective November 1, 2008, the Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.39% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $5,000 per transaction (assuming 996 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $5,000 for each redemption transaction (assuming 996 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $29,949, $80,280, $135,283 and $296,189 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

33

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $20,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

34

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

Ticker: PRFZ Intraday NAV Ticker: PRFZI	CUSIP: 73935X567 Underlying Index: FTSE RAFI US 1500 Small-Mid Index (Ticker: FRISUS)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE RAFI US 1500 Small-Mid Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is currently comprised of approximately 1,485 U.S. stocks. The Underlying Index is designed to track the performance of small and medium-sized U.S. equity stocks selected based on the following four fundamental measures of firm size: book value, income, cash flow and dividends. As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $890 thousand and $21.9 billion. FTSE is the index provider for the Fund (the "Index Provider"). The Fund's 90% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase stocks not in the Underlying Index which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

35

Index Methodology

The Underlying Index is designed to track the performance of small and medium capitalization U.S. equities, selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. U.S. equities are then weighted by each of these four fundamental measures. An overall weight is calculated for each firm by equally-weighting each fundamental measure. For companies that have never paid dividends, that measure will be excluded from the average. The Fund will first exclude the equities with a fundamental weight ranking of 1 through 1,000 and, thereafter, each of the equities with a fundamental weight ranking of 1,001 through 2,500 is then selected and assigned a weight equal to its fundamental weight.

Index Construction

(1) The Underlying Index is comprised of companies incorporated in the United States. Small and medium capitalization U.S. equities are selected based on the following four fundamental measures of firm size:

–  Sales averaged over the prior five years;
–  Cash flow averaged over the prior five years;

–  Latest available book value; and

–  Total dividend distributions averaged over the prior five years.

(2) The universe of companies is ranked by equally-weighting each fundamental measure.

(3) Each of the equities with a fundamental weight ranking of 1,001 through 2,500 is then selected and assigned a weight equal to its fundamental weight.

Index Rebalancing and Reconstitution

The Underlying Index is reconstituted on an annual basis.

Index Maintenance

Share adjustments to reflect a split, a reverse split or stock dividend will be made on the action's effective date. Such changes do not require an adjustment to the divisor and are processed automatically. For changes in a company's shares outstanding due to a merger, acquisition or spin-off, an adjustment to the stock's Underlying Index shares will be made effective after the close on the effective date of the corporate action.

Dividend Payments

For purposes of calculation of the value of the Underlying Index, dividend payments will be reinvested in the Underlying Index on the ex-date.

Mergers

In the event of a merger between two companies included in the Underlying Index, the common shares of the surviving issuer will continue to be represented in the Underlying Index. In the event of a merger between a company in the Underlying Index and a company not in the Underlying Index, the common shares of the surviving issuer will continue to be represented in the Underlying Index until further evaluation on the reconstitution date.

36

Acquisitions

A company will be dropped from the Underlying Index in the case of its acquisition. The next small or medium-sized company not currently included in the Underlying Index and as identified at reconstitution will replace the acquired company.

Bankruptcy or Prolonged Trading Suspension

In the event of a bankruptcy, a company will be removed from the Underlying Index effective after the close on the date of the filing. In the event that trading in a company included in the Underlying Index is suspended, the Underlying Index calculation agent, which is FTSE, shall decide whether the company will be removed from the Underlying Index as soon as applicable. For purposes of minimizing the impact to the Underlying Index, the company to be deleted will be removed at the value at which it last traded. The next small or medium-sized company not currently included in the Underlying Index and as identified at reconstitution will replace the company.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Financial Sector Risk

To the extent the Underlying Index includes securities of issuers in the financial sector, the Fund will invest in companies in such sector. The Fund therefore may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Investing in the financial sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the

37

credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Consumer Discretionary Sector Risk

To the extent the Underlying Index includes securities of issuers in the consumer discretionary sector, the Fund will invest in companies in such sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Industrials Sector Risk

To the extent the Underlying Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index).

38

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

FTSE US 1500 Small-Mid Index Universe Risk

At times, the segment of the equity markets represented by the Underlying Index universe may be out of favor and underperform other segments. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or sector of the economy. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

39

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 15.79%.

Best Quarter	Worst Quarter
5.06% (2nd Quarter 2007)	(28.30)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (return before taxes)	(38.53)%	(16.88)%
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (return after taxes on distributions)	(38.78)%	(17.15)%
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (return after taxes on distributions and sale of Fund Shares)	(25.00)%	(14.17)%
S&P Small Cap 600® Index (reflects no deduction for fees, expenses or taxes)	(31.07)%	(12.47)%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(33.79)%	(14.13)%
FTSE RAFI US 1500 Small-Mid Index (reflects no deduction for fees, expenses or taxes)	(38.28)%	(16.39)%

*  The Fund commenced operations on September 20, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The Russell 2000® Index and S&P Small Cap 600® Index are unmanaged indices used as

40

measurements of change in stock market conditions based on the average performance of approximately 600 and 2,000 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees(3)	0.29%
Other Expenses	0.37%
Total Gross Annual Fund Operating Expenses(3)	0.66%
Fee Waivers and Expense Assumption(4)	0.27%
Total Net Annual Fund Operating Expenses(3)	0.39%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$40	$184	$341	$797

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  Restated to reflect the current fees effective November 1, 2008.

41

(4)  As of November 1, 2008, the Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.39% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $7,500 per transaction (assuming 1,485 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $7,500 for each redemption transaction (assuming 1,485 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $34,949, $107,021, $185,484 and $413,450 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $30,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

42

PowerShares
NXQ Portfolio

Ticker: PNXQ Intraday NAV Ticker: PNXQ.IV (Ticker: NXTQ)	CUSIP: 73935X120 Underlying Index: NASDAQ Q-50 IndexSM

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Q-50 IndexSM (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index. The Underlying Index is a market-capitalization weighted index designed to track the performance of the 50 securities that are next in line to replace the securities currently included in the NASDAQ-100 Index® (the "NASDAQ-100®"). The Underlying Index is comprised of 50 securities ranked by market capitalization and reflects companies across major industry groups, which may include computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. The Underlying Index does not contain securities of financial companies, including banking and investment companies, as these are ineligible for NASDAQ-100® inclusion. The Underlying Index is compiled by The NASDAQ OMX Group, Inc. (the "Index Provider"). As of June 30, 2009, the Underlying Index included 50 companies with a market capitalization range of between approximately $102.7 million and $31.1 billion. The Fund's 90% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Index is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or

43

purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Methodology

The Underlying Index is a market-capitalization weighted index designed to track the performance of the 50 securities that are next in line to replace the securities currently included in the NASDAQ-100®. The Underlying Index is comprised of 50 securities ranked by market capitalization and reflects companies across major industry groups, which may include computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies, including banking and investment companies, as these are ineligible for NASDAQ-100® inclusion.

Index Construction

To be eligible for initial inclusion in the Underlying Index, a security must meet the existing NASDAQ-100® eligibility criteria, stated as follows:

• the security's U.S. listing must be exclusively on the NASDAQ Global Select Market or the NASDAQ Global Market (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing);

• the security must be of a non-financial company;

• the security may not be issued by an issuer currently in bankruptcy proceedings;

• the security must have an average daily trading volume of at least 200,000 shares;

• if the issuer of the security is organized under the laws of a jurisdiction outside the United States, then such security must have listed options on a recognized options market in the United States or be eligible for listed-options trading on a recognized options market in the United States;

• only one security per issuer is allowed;

• the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being Underlying Index eligible;

• the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn;

• the issuer of the security must have been "seasoned" on NASDAQ or another recognized market (generally, a company is considered to be seasoned if it has been listed on a market for at least two years; in the case of spin-offs, the operating history of the spin-off will be considered); and

• if the security would otherwise qualify to be in the top 25% of the securities included in the Underlying Index by market capitalization for the six prior consecutive month-ends, then a one year "seasoning" criterion would apply.

The security types eligible for inclusion in the Underlying Index include common stocks, ordinary shares, American depository receipts, shares of beneficial interest or limited partnership interests and tracking stocks. Security types not eligible for inclusion in the Underlying Index are investment companies, convertible debentures, preferred stocks, rights, warrants, units and other derivative securities.

44

In addition, the following criteria will be monitored continually for continued inclusion in the Underlying Index:

• the security may not be issued by an issuer currently in bankruptcy proceedings; and

• the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn.

The Index Provider may, from time to time, exercise reasonable discretion as it deems appropriate in order to maintain Underlying Index integrity, including adjusting the frequency of the reconstitution or the number of securities in the Underlying Index, applying different criteria or making other determinations as necessary in order to ensure Underlying Index securities meet standards which the Index Provider believes are necessary for the ongoing investability of the Underlying Index.

Quarterly Evaluation

Coinciding with the quarterly calendar cycle (i.e., March, June, September and December), all securities that meet the initial inclusion criteria above will be evaluated and ranked by market value. The data used in the ranking includes January, April, July and October month-end NASDAQ market data and are updated for total shares outstanding submitted in publicly filed SEC documents through the end of the month prior to the quarterly evaluation. At such quarterly evaluations, the top 50 securities by market value are selected for inclusion in the Underlying Index. Any security additions and deletions shall be made effective after the close of trading on the third Friday of each March, June, September and December.

Ordinarily, if at any time during the year other than the quarterly evaluations, a security in the Underlying Index no longer meets the Underlying Index inclusion criteria, or is otherwise determined by the Index Provider to have become ineligible for continued inclusion in the Underlying Index, the security will be deleted and will not be replaced. When a component security from the Underlying Index is added to the NASDAQ-100®, the security will be deleted from the Underlying Index and will not be replaced. If an Underlying Index security is deleted, an adjustment to the calculation of the Underlying Index will be made on the effective date to ensure Underlying Index continuity. Since the Underlying Index is subject to a quarterly evaluation while the review for eligible NASDAQ-100® securities is done on a monthly basis, it is possible that a security added to the NASDAQ-100® intra-quarter may not be a constituent of the Underlying Index at the time of addition to the NASDAQ-100®.

Index Maintenance

Changes resulting from corporate events such as stock dividends, stock splits, certain spin-offs and rights issuances will be reflected in the Underlying Index on the ex-date. If the change in total shares outstanding arising from other corporate actions is greater than or equal to five percent, the change will ordinarily become effective as soon as practicable in accordance with generally accepted Underlying Index policies and procedures as described above. Changes of less than five percent will be accumulated during the quarter and will ordinarily be made effective after the close of trading on the third Friday in March, June, September and December. In each case, certain adjustments will be made in the calculation of the Underlying Index to ensure continuity of the Underlying Index. In the case of a special cash dividend, the Index Provider will determine on an individual basis whether to immediately reflect the dividend in the Underlying Index in accordance with generally accepted

45

Underlying Index policies and procedures. If it is determined that a change will be made, it will ordinarily become effective on the ex-date.

Ordinarily, whenever there is a spin-off, rights issuance or special cash dividends, the calculation of the Underlying Index is adjusted to ensure that there is no discontinuity in the value of the Underlying Index, which might otherwise be caused by any such change. All changes to the Underlying Index are announced in advance and will be reflected in the Underlying Index prior to market open on the Underlying Index effective date. In administering the Underlying Index, the Index Provider will exercise reasonable discretion as it deems appropriate.

The Underlying Index began operations on September 21, 2007. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Healthcare Sector Risk

To the extent the Underlying Index includes securities of issuers in the healthcare sector, the Fund will invest in companies in such sector. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

46

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Consumer Discretionary Sector Risk

To the extent the Underlying Index includes securities of issuers in the consumer discretionary sector, the Fund will invest in companies in such sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index).

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

47

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Large Capitalization Company Risk

Returns on investments in securities of large U.S. companies could trail the returns on investments in stocks of smaller companies.

Medium Capitalization Company Risk

Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Foreign Securities Risk

The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies, and therefore, not all material information regarding these companies will be available.

In addition, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Portfolio Turnover

The Financial Highlights Table for the Fund at the end of this Prospectus shows the Fund's portfolio turnover rates during recent periods. Based on the reconstitutions of the Underlying Intellidex, there may be a large degree of portfolio turnover as the Fund replicates the Underlying Intellidex. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

48

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced investment operations on April 1, 2008 and therefore does not have performance history for a full calendar year. Visit www.InvescoPowerShares.com for current performance figures.

What are the Costs of Investing?

The table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.70%
Other Expenses(3)	—%
Total Annual Fund Operating Expenses	0.70%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$72	$224	$390	$871

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement,

49

distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 50 securities in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 50 securities in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $18,876, $56,968, $98,406 and $218,634 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

50

Additional Investment Strategies

Each Fund will normally invest at least 90% of its total assets in component securities that comprise its respective Underlying Index or Underlying Intellidex. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its respective Underlying Index or Underlying Intellidex, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to each Fund's Underlying Index or Underlying Intellidex to be reflected in the portfolio composition of each Fund.

Each of the policies described herein, including the investment objective of each Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees (the "Board") without shareholder approval. Certain fundamental policies of the Funds are set forth in the SAI under "Investment Restrictions."

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked-to-market on a daily basis.

Additional Risks

Trading Issues

Trading in Shares on the Exchanges may be halted due to market conditions or for reasons that, in the view of the Exchanges, make trading in Shares inadvisable. In addition, trading in Shares on the Exchanges is subject to trading halts caused by extraordinary market volatility pursuant to each Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

51

Fluctuation of Net Asset Value

The NAV of a Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the relevant Exchange. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of a Fund's respective Underlying Index or Underlying Intellidex trading individually or in the aggregate at any point in time. However, given that the Shares can be purchased and redeemed in Creation Units at NAV (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares are not likely to be sustained over the long-term. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Securities Lending

The Funds may engage in lending their portfolio securities to certain borrowers. A risk in lending portfolio securities consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Funds may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. Furthermore, because of the risks in delay of recovery, the Funds may lose the opportunity to sell the securities at a desirable price, and the Funds will generally not have the right to vote securities while they are being loaned. In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' SAI.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management of more than $12.7 billion as of July 31, 2009. The Trust is currently comprised of 62 exchange-traded funds.

52

Invesco PowerShares Capital Management LLC has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Funds. In this capacity, Mr. Southard oversees a team of portfolio managers (with Mr. Southard, the "Portfolio Managers") who are responsible for the day-to-day management of the Funds. Peter Hubbard, who reports to Mr. Southard, is the member of the portfolio management team who is currently primarily responsible for each Fund's day-to-day management. Mr. Hubbard receives management assistance from Joshua Betts, John Browning and Michael Jeanette, who perform various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each member of the portfolio management team has appropriate limitations on his authority for risk management and compliance purposes.

Portfolio Managers

John Southard is a Managing Director at the Adviser and has been with the Adviser since its inception in August 2002. Mr. Southard has managed each Fund since its inception. Prior to his current position, he was a Senior Equity Analyst at Charles Schwab & Company from May 2001 to August 2002.

Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Joshua Betts is a Vice President and Portfolio Manager of the Adviser and has been employed by the Adviser since November 2008. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio since June 2009. Prior to joining the Adviser, Mr. Betts was a Regional Vice President at Claymore Securities, Inc. from May 2007 to August 2008. Prior to this, he was a Portfolio Consultant for the Adviser from June 2006 to May 2007. From September 2005 to June 2006, he was a mortgage broker for Advanced Mortgage Services. He received a Bachelor of Science from Oregon State University.

John Browning is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since June 2009. Prior to joining the Adviser, Mr. Browning was an Executive Director of the Unit Trust Investment Team with Morgan Stanley from 2005 to 2008. Prior to this, he was a Vice President with Morgan Stanley from 2000 to 2005.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day

53

management of the Funds since August 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007.

The Funds' SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

The Adviser receives fees from each Fund (except PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio and PowerShares NXQ Portfolio) equal to 0.50% of each Fund's average daily net assets. Effective November 1, 2008, with respect to PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, the Adviser receives fees equal to 0.29% of each Fund's average daily net assets.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") with the Trust, pursuant to which (except for PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio and PowerShares NXQ Portfolio), the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of PowerShares Dynamic MagniQuant Portfolio (excluding interest expense, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses) and, effective November 1, 2008, each of PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60%, 0.39% and 0.39% of average daily net assets per year, respectively (each an "Expense Cap"), at least until August 31, 2010. The offering costs excluded from the 0.60% Expense Cap with respect to PowerShares Dynamic MagniQuant Portfolio and the 0.39% Expense Cap with respect to each of PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio are: (a) legal fees pertaining to each Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

For PowerShares Dynamic Market Portfolio and PowerShares OTC Portfolio, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Funds (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year, at least until August 31, 2010.

PowerShares NXQ Portfolio pays the Adviser a unitary management fee equal to 0.70% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Adviser's unitary management fee is designed to pay PowerShares NXQ Portfolio's expenses and to compensate the Adviser for providing services for the Fund.

A discussion regarding the basis for the Board's approval of the Funds' Investment Advisory Agreement is available in the Funds' Annual Report to Shareholders for the fiscal year ended April 30, 2009.

54

Each Fund (except PowerShares NXQ Portfolio) is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index or Underlying Intellidex, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

How to Buy and Sell Shares

The Shares are issued or redeemed by each Fund at NAV per Share only in Creation Units. See "Creations, Redemptions and Transaction Fees."

Most investors buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade under the following symbols on the following Exchanges:

Fund	Symbol	Exchange
PowerShares Dynamic MagniQuant Portfolio	PIQ	NYSE Arca

PowerShares Dynamic Market Portfolio	PWC	NYSE Arca

PowerShares Dynamic OTC Portfolio	PWO	NYSE Arca

PowerShares FTSE RAFI US 1000 Portfolio	PRF	NYSE Arca

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	PRFZ	NASDAQ

PowerShares NXQ Portfolio	PNXQ	NASDAQ

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to

55

receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on the relevant Exchange, may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The approximate value of Shares of each Fund will be disseminated every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

The Trust's Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund Shares ("market timing"). In establishing this policy, the Board evaluated the risks of market timing activities by the Trust's shareholders. The Board noted that a Fund's Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Funds' Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Funds' Shares trade at or close to NAV. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. The Funds impose transaction fees on in-kind purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by a Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund's trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds' Shares.

56

Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Purchase

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the securities included in the relevant Fund's Underlying Index or Underlying Intellidex (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the NSCC, immediately prior to the opening of business each day of the relevant Exchange. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"), or (ii) a participant of DTC ("DTC Participant") that has entered into an agreement with the principal underwriter and transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed Creation Transaction Fee is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. The following chart lists the Creation Transaction Fee applicable to each Fund:

Fund	Creation Transaction Fee
PowerShares Dynamic MagniQuant Portfolio	$1,000

PowerShares Dynamic Market Portfolio	$500

PowerShares Dynamic OTC Portfolio	$500

PowerShares FTSE RAFI US 1000 Portfolio	$5,000

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	$7,500

PowerShares NXQ Portfolio	$500

57

An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Redemption

Each Fund's custodian makes available immediately prior to the opening of business each day on the relevant Exchange, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are permitted or required for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time), in order to receive that day's NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m., Eastern time.

58

A fixed Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The following chart lists the Redemption Transaction Fee applicable to each Fund:

Fund	Redemption Transaction Fee
PowerShares Dynamic MagniQuant Portfolio	$1,000

PowerShares Dynamic Market Portfolio	$500

PowerShares Dynamic OTC Portfolio	$500

PowerShares FTSE RAFI US 1000 Portfolio	$5,000

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	$7,500

PowerShares NXQ Portfolio	$500

An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the relevant Exchange, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term

59

gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Funds must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on Fund distributions and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. For more information, please see the Statement of Additional Information section "Taxes."

60

Distributor

Invesco Aim Distributors, Inc. serves as the distributor (the "Distributor") of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

The Bank of New York Mellon (formerly known as The Bank of New York) ("BONY") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market, or in the case of the NASDAQ, at the NASDAQ official closing price. When price quotes are not readily available, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Fund Service Providers

BONY, 101 Barclay Street, New York NY 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10036, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

61

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report for the fiscal year ended April 30, 2009, which is available upon request.

62

PowerShares Dynamic MagniQuant Portfolio

	Year Ended April 30,		For the Period October 12, 2006* through April 30,
	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.08	$28.02	$25.37
Net investment income**	0.14	0.14	0.15
Net realized and unrealized gain (loss) on investments	(8.24)	(2.87)	2.55
Total from investment operations	(8.10)	(2.73)	2.70
Distributions to shareholders from:
Net investment income	(0.13)	(0.20)	(0.05)
Return of capital	—	(0.01)	—
Total distributions	(0.13)	(0.21)	(0.05)
Net asset value at end of period	$16.85	$25.08	$28.02
Share price at end of period***	$16.84
NET ASSET VALUE TOTAL RETURN****	(32.40)%	(9.81)%	10.67%
SHARE PRICE TOTAL RETURN****	(32.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$28,651	$62,700	$81,269
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.67%	0.67%†
Expenses, prior to (Waivers) and/or Recapture	0.87%	0.72%	0.84%†
Net investment income, after (Waivers) and/or Recapture	0.70%	0.53%	1.04%†
Portfolio turnover rate††	102%	76%	23%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.00 (a)	$0.02

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

63

PowerShares Dynamic Market Portfolio

	Year Ended April 30,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$48.12	$53.32	$47.87	$39.11	$35.05
Net investment income**	0.50	0.37	0.42	0.34	0.26
Net realized and unrealized gain (loss) on investments	(16.72)	(5.09)	5.35	8.75	4.02
Total from investment operations	(16.22)	(4.72)	5.77	9.09	4.28
Distributions to shareholders from:
Net investment income	(0.48)	(0.48)	(0.32)	(0.33)	(0.22)
Net asset value at end of period	$31.42	$48.12	$53.32	$47.87	$39.11
Share price at end of period***	$31.41
NET ASSET VALUE TOTAL RETURN****	(33.86)%	(8.93)%	12.12%	23.30%	12.23%
SHARE PRICE TOTAL RETURN****	(33.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$260,779	$620,703	$973,105	$919,156	$283,620
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.60%	0.58%	0.60%	0.60%	0.60%
Expenses, prior to (Waivers) and/or Recapture	0.60%	0.59%	0.62%	0.63%	0.70%
Net investment income, after (Waivers) and/or Recapture	1.28%	0.72%	0.87%	0.76%	0.68%
Portfolio turnover rate††	113%	121%	114%	103%	94%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$(0.01)	$0.00 (a)	—	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

64

PowerShares Dynamic OTC Portfolio

	Year Ended April 30,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$46.92	$55.03	$53.60	$42.38	$36.59
Net investment income (loss)**	0.03	(0.11)	(0.07)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(14.12)	(7.94)	1.50	11.30	5.82
Total from investment operations	(14.09)	(8.05)	1.43	11.28	5.79
Distributions to shareholders from:
Net investment income	—	—	—	(0.02)	—
Return of capital	—	(0.06)	—	(0.04)	—
Total distributions	—	(0.06)	—	(0.06)	—
Net asset value at end of period	$32.83	$46.92	$55.03	$53.60	$42.38
Share price at end of period***	$32.83
NET ASSET VALUE TOTAL RETURN****	(30.03)%	(14.65)%	2.67%	26.63%	15.81%
SHARE PRICE TOTAL RETURN****	(30.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$39,393	$96,187	$159,599	$222,440	$65,747
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.59%	0.59%	0.60%	0.60%	0.60%
Expenses, prior to (Waivers) and/or Recapture	0.74%	0.64%	0.69%	0.69%	1.06%
Net investment income (loss), after (Waivers) and/or Recapture	0.08%	(0.21)%	(0.15)%	(0.04)%	(0.06)%
Portfolio turnover rate††	77%	60%	107%	77%	112%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.02)	$(0.01)	$0.03	—	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

65

PowerShares FTSE RAFI US 1000 Portfolio

	Year Ended April 30,			For the Period December 19, 2005* through April 30,
	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$55.15	$60.99	$52.44	$49.64
Net investment income**	0.97	0.89	0.78	0.24
Net realized and unrealized gain (loss) on investments	(20.26)	(5.96)	8.38	2.68
Total from investment operations	(19.29)	(5.07)	9.16	2.92
Distributions to shareholders from:
Net investment income	(1.08)	(0.77)	(0.61)	(0.12)
Net asset value at end of period	$34.78	$55.15	$60.99	$52.44
Share price at end of period***	$34.78
NET ASSET VALUE TOTAL RETURN****	(35.26)%	(8.42)%	17.60%	5.89%
SHARE PRICE TOTAL RETURN****	(35.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$396,443	$876,964	$1,055,189	$104,883
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.58%	0.67%	0.70%	0.76	%†
Expenses, prior to (Waivers) and/or Recapture	0.60%	0.66%	0.71%	1.00	%†
Net investment income, after (Waivers) and/or Recapture	2.34%	1.50%	1.40%	1.38	%†
Portfolio turnover rate††	15%	12%	8%	2%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.07)	$(0.04)	$0.33	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

66

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

	Year Ended April 30,		For the Period September 20, 2006* through April 30,
	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$50.36	$57.12	$50.52
Net investment income**	0.46	0.50	0.27
Net realized and unrealized gain (loss) on investments	(15.42)	(6.81)	6.50
Total from investment operations	(14.96)	(6.31)	6.77
Distributions to shareholders from:
Net investment income	(0.44)	(0.45)	(0.17)
Net asset value at end of period	$34.96	$50.36	$57.12
Share price at end of period***	$34.90
NET ASSET VALUE TOTAL RETURN****	(29.79)%	(11.10)%	13.42%
SHARE PRICE TOTAL RETURN****	(29.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$94,399	$130,944	$85,680
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.58%	0.71%	0.73	%†
Expenses, prior to (Waivers) and/or Recapture	0.79%	0.76%	0.92	%†
Net investment income, after (Waivers) and/or Recapture	1.22%	0.92%	0.83	%†
Portfolio turnover rate††	15%	42%	9%
Undistributed net investment income included in price of units issued and redeemed**#	$0.00 (a)	$0.09	$0.05

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

67

PowerShares NXQ Portfolio

	Year Ended April 30, 2009	For the Period April 1, 2008* through April 30, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$27.58	$25.77
Net investment income (loss)**	(0.07)	0.03
Net realized and unrealized gain (loss) on investments	(9.91)	1.78
Total from investment operations	(9.98)	1.81
Distributions to shareholders from:
Net investment income	(0.03)	—
Return of capital	(0.02)	—
Total distributions	(0.05)	—
Net asset value at end of period	$17.55	$27.58
Share price at end of period***	$17.52
NET ASSET VALUE TOTAL RETURN****	(36.21)%	7.02	%(a)
SHARE PRICE TOTAL RETURN****	(36.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,755	$2,758
Ratio to average net assets of:
Expenses	0.70%	0.70	%†
Net investment income (loss)	(0.30)%	0.93	%†
Portfolio turnover rate††	118%	15%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (b)	$(0.01)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The total return from Fund Inception (first day of trading on the Exchange) to April 30, 2008 was 5.71%.

(b)  Amount represents less than $0.005.

68

Intellidex and Index Providers

NYSE Arca is the Intellidex Provider for PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic OTC Portfolio and PowerShares Dynamic Market Portfolio. The Intellidex Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Intellidex Provider to use the Underlying Intellidexes. The Funds are entitled to use their respective Underlying Intellidex pursuant to a sub-licensing arrangement with the Adviser.

NYSE Arca develops, calculates, and maintains its own proprietary indices, and serves as the calculation agent for third-party indices. NYSE Arca publishes index values to market data vendors through the facilities of the Consolidated Tape Association's Network B. The more than 200 index values currently calculated by NYSE Arca are used as benchmarks, or to support the trading of exchange-traded funds, index options, and other structured products listed on NYSE Arca. Index changes (additions, deletions, share changes, price adjustments, rebalances, etc.) are announced by NYSE Arca as early as practicable prior to the effectiveness of the change or scheduled event—these announcements are currently available on the Indexes Daily List on http://www.nyxdata.com.

FTSE is the Index Provider for PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with FTSE to use the Underlying Indexes. PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio are entitled to use their respective Underlying Index pursuant to a sub-licensing arrangement with the Adviser.

The Adviser has entered into a license agreement with The NASDAQ OMX Group, Inc. ("NASDAQ OMX") to use the NASDAQ Q-50 IndexSM. PowerShares NXQ Portfolio is entitled to use the NASDAQ Q-50 IndexSM pursuant to a sub-licensing agreement with the Adviser.

Set forth below is a list of each Fund and the Underlying Index or Underlying Intellidex upon which it is based:

Fund	Underlying Index or Underlying Intellidex
PowerShares Dynamic MagniQuant Portfolio	Top 200 Dynamic IntellidexSM Index

PowerShares Dynamic Market Portfolio	Dynamic Market IntellidexSM Index

PowerShares Dynamic OTC Portfolio	Dynamic OTC IntellidexSM Index

PowerShares FTSE RAFI US 1000 Portfolio	FTSE RAFI US 1000 Index

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	FTSE RAFI US 1500 Small-Mid Index

PowerShares NXQ Portfolio	NASDAQ Q-50 IndexSM

Disclaimers

The Dynamic Market IntellidexSM Index, Dynamic OTC IntellidexSM Index and Top 200 Dynamic IntellidexSM Index are trademarks of NYSE Arca and have been licensed for use for certain purposes by the Adviser. FTSE® is a trademark of the London Stock

69

Exchange Plc (the "Exchange") and The Financial Times ("FT") and is used by the Adviser under license. The FTSE RAFI US 1000 Index and FTSE RAFI US 1500 Small-Mid Index are trademarks of FTSE and have been licensed for use for certain purposes by the Adviser.

The Shares of PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio and PowerShares Dynamic MagniQuant Portfolio are not sponsored or endorsed by NYSE Arca and NYSE Arca makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in the Shares particularly or the ability of the product to trade the performance of any sector of the stock market. NYSE Arca's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and indexes, which are determined, composed and calculated by NYSE Arca without regard to the Funds. NYSE Arca has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares of the Funds. In addition, NYSE Arca acts as the exchange on which the Shares are traded. The Underlying Intellidexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. NYSE Arca has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. NYSE Arca has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE SHARES OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Shares of PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio are not in any way sponsored, endorsed, sold or promoted by FTSE or by the Exchange or by FT or by Research Affiliates LLC ("RA") and neither FTSE nor Exchange nor FT nor RA makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE RAFI US 1000 Index or FTSE RAFI US 1500 Small-Mid Index and/or the figure at which the FTSE RAFI US 1000 Index or FTSE RAFI US 1500 Small-Mid Index stands at any particular time on any particular day or otherwise. The FTSE RAFI US 1000 Index and FTSE RAFI US 1500 Small-Mid Index are compiled and calculated by FTSE in conjunction with RA. However, neither FTSE nor Exchange nor FT nor RA shall be liable (whether in negligence or otherwise) to any person for any error in the FTSE RAFI US 1000 Index or FTSE RAFI US 1500 Small-Mid Index and neither FTSE nor the Exchange nor FT nor RA shall be under any obligation to advise any person of any error therein.

70

"FTSE®" is trademark of the Exchange and FT and is used by the Adviser under license. "Research Affiliates" and "Fundamental Index" are trademarks of RA.

PowerShares NXQ Portfolio is not sponsored, endorsed, sold or promoted by NASDAQ OMX or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, PowerShares NXQ Portfolio. The Corporations make no representation or warranty, express or implied to the owners of PowerShares NXQ Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares NXQ Portfolio particularly, or the ability of the NASDAQ Q-50 IndexSM to track general stock market performance. The Corporations' only relationship to the Adviser is in the licensing of the NASDAQ®, and NASDAQ Q-50 IndexSM trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ Q-50 IndexSM which is determined, composed and calculated by NASDAQ OMX without regard to the Adviser or PowerShares NXQ Portfolio. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of PowerShares NXQ Portfolio into consideration in determining, composing or calculating the NASDAQ Q-50 IndexSM. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of PowerShares NXQ Portfolio to be issued or in the determination or calculation of the equation by which PowerShares NXQ Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of PowerShares NXQ Portfolio.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ Q-50 INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF POWERSHARES NXQ PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ Q-50 INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ Q-50 INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes and/or Underlying Intellidexes or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes and/or Underlying Intellidexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes and/or Underlying Intellidexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes and/or Underlying Intellidexes even if notified of the possibility of such damages.

71

Premium/Discount Information

The following tables present information about the differences between the daily market price on secondary markets for Shares and each Fund's NAV. NAV is the price per share at which each Fund issues and redeems Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the exchange on which the Fund is listed for trading, as of the time the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of each Fund on a given day, generally at the time NAV is calculated. A premium is the amount that each Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that each Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds. The information shown for the Funds is for the fiscal year ended April 30, 2009 and for each of the last four calendar quarters.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

72

PowerShares Dynamic MagniQuant Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	0.79%	0.00%	0.00%	1.56%	1.56%
Between 0.25% and 0.5%	4.77%	1.59%	1.64%	12.50%	4.69%
Between 0.0% and 0.25%	33.73%	31.74%	31.14%	28.13%	32.81%
Between -0.25% and 0.0%	56.35%	66.67%	60.66%	50.00%	57.81%
Between -0.25% and -0.5%	3.57%	0.00%	6.56%	6.25%	1.56%
Greater than -0.5%	0.79%	0.00%	0.00%	1.56%	1.57%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Market Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.19%	0.00%	0.00%	3.13%	1.56%
Between 0.25% and 0.5%	3.17%	0.00%	0.00%	9.38%	3.13%
Between 0.0% and 0.25%	32.14%	28.57%	24.59%	35.93%	35.94%
Between -0.25% and 0.0%	59.13%	71.43%	70.49%	42.19%	56.25%
Between -0.25% and -0.5%	2.78%	0.00%	4.92%	4.69%	1.56%
Greater than -0.5%	1.59%	0.00%	0.00%	4.68%	1.56%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

73

PowerShares Dynamic OTC Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	2.78%	0.00%	0.00%	6.25%	4.69%
Between 0.25% and 0.5%	2.39%	0.00%	0.00%	6.25%	3.13%
Between 0.0% and 0.25%	40.08%	30.16%	31.15%	37.50%	39.05%
Between -0.25% and 0.0%	51.98%	69.84%	65.57%	45.31%	50.00%
Between -0.25% and -0.5%	1.98%	0.00%	3.28%	1.56%	3.13%
Greater than -0.5%	0.79%	0.00%	0.00%	3.13%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares FTSE RAFI US 1000 Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.98%	0.00%	0.00%	4.69%	3.13%
Between 0.25% and 0.5%	1.98%	1.59%	0.00%	4.69%	3.13%
Between 0.0% and 0.25%	33.33%	34.92%	31.35%	37.49%	49.99%
Between -0.25% and 0.0%	54.37%	57.14%	63.93%	34.38%	40.63%
Between -0.25% and -0.5%	6.75%	6.35%	4.92%	15.63%	0.00%
Greater than -0.5%	1.59%	0.00%	0.00%	3.12%	3.12%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

74

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.19%	0.00%	0.00%	3.13%	1.56%
Between 0.25% and 0.5%	5.56%	4.76%	3.28%	14.06%	1.56%
Between 0.0% and 0.25%	43.26%	30.16%	40.99%	35.93%	45.31%
Between -0.25% and 0.0%	40.87%	52.38%	40.98%	40.63%	46.88%
Between -0.25% and -0.5%	8.33%	11.11%	14.75%	6.25%	3.13%
Greater than -0.5%	0.79%	1.59%	0.00%	0.00%	1.56%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares NXQ Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	0.00%	0.00%	0.00%	0.00%	0.00%
Between 0.25% and 0.5%	1.59%	0.00%	0.00%	6.25%	0.00%
Between 0.0% and 0.25%	32.14%	12.70%	22.95%	40.62%	26.56%
Between -0.25% and 0.0%	64.68%	85.71%	75.41%	48.44%	73.44%
Between -0.25% and -0.5%	1.19%	1.59%	1.64%	3.13%	0.00%
Greater than -0.5%	0.40%	0.00%	0.00%	1.56%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

75

Total Return Information

The table below presents information about the total return of each Underlying Index or Underlying Intellidex, as applicable, in comparison to the total return of the Funds. The information presented for the Funds is for the fiscal year ended April 30, 2009.

"Average annual total returns" represent the average annual change in value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated. A Fund's per Share NAV is the value of one Share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of a Fund, and the market return is based on the market price per Share of a Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which a Fund is listed for trading, as of the time that a Fund's NAV is calculated. Since a Fund's Shares typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of a Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Funds, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Funds. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Shares of a Fund. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Funds' past performance is no guarantee of future results.

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns for the Five-Year Period Ended April 30, 2009	Average Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
PowerShares Dynamic MagniQuant Portfolio (At NAV)	-32.40%	N/A	N/A	-14.31%	-32.53%
PowerShares Dynamic MagniQuant Portfolio (At Market)	-32.41%	N/A	N/A	-14.29%	-32.49%
Top 200 Dynamic IntellidexSM Index	-31.94%	N/A	N/A	-13.72%	-31.35%
S&P 500® Equal Weight Index	-32.82%	N/A	N/A	-12.77%	-29.73%
S&P 500® Index	-35.29%	N/A	N/A	-13.30%	-30.83%
Russell 3000® Index	-34.95%	N/A	N/A	-13.08%	-30.39%
PowerShares Dynamic Market Portfolio (At NAV)	-33.86%	-12.26%	-1.35%	3.38%	22.04%

76

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns for the Five-Year Period Ended April 30, 2009	Average Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
PowerShares Dynamic Market Portfolio (At Market)	-33.84%	-12.28%	-1.37%	3.37%	21.98%
Dynamic Market IntellidexSM Index	-33.55%	-11.94%	-0.90%	3.95%	26.15%
S&P 500® Index	-35.29%	-10.76%	-2.70%	1.16%	7.16%
Russell 3000® Index	-34.95%	-10.94%	-2.26%	1.85%	11.63%
PowerShares Dynamic OTC Portfolio (At NAV)	-30.03%	-15.04%	-2.10%	2.38%	15.19%
PowerShares Dynamic OTC Portfolio (At Market)	-30.06%	-15.05%	-2.13%	2.36%	15.05%
Dynamic OTC IntellidexSM Index	-29.61%	-14.65%	-1.59%	2.99%	19.30%
NASDAQ Composite Index	-28.83%	-9.57%	-2.21%	2.69%	17.28%
NASDAQ-100® Index	-26.83%	-5.91%	0.37%	4.38%	29.32%
PowerShares FTSE RAFI US 1000 Portfolio (At NAV)	-35.26%	-11.33%	N/A	-8.63%	-26.17%
PowerShares FTSE RAFI US 1000 Portfolio (At Market)	-35.20%	-11.33%	N/A	-8.56%	-25.98%
FTSE RAFI US 1000 Index	-35.10%	-10.84%	N/A	-8.12%	-24.76%
S&P 500® Index	-35.29%	-10.76%	N/A	-8.25%	-24.94%
Russell 1000® Index	-35.30%	-10.76%	N/A	-8.21%	-24.85%
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (At NAV)	-29.79%	N/A	N/A	-12.41%	-29.21%
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (At Market)	-29.84%	N/A	N/A	-12.46%	-29.33%
FTSE RAFI US 1500 Small-Mid Index	-29.81%	N/A	N/A	-12.02%	-28.39%
S&P Small Cap 600® Index	-30.05%	N/A	N/A	-11.76%	-27.61%
Russell 2000® Index	-30.74%	N/A	N/A	-13.04%	-30.30%
PowerShares NXQ Portfolio (At NAV)	-36.21%	N/A	N/A	-30.71%	-32.57%
PowerShares NXQ Portfolio (At Market)	-36.32%	N/A	N/A	-30.32%	-32.16%
NASDAQ Q-50 Index	-35.15%	N/A	N/A	-29.65%	-31.46%
NASDAQ-100® Index	-26.83%	N/A	N/A	-19.79%	-21.25%
S&P 500® Index	-35.29%	N/A	N/A	-30.08%	-32.14%

77

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has received from the SEC an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchanges is satisfied by the fact that the prospectus is available at the Exchanges upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

78

For More Information

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Funds' SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:  Invesco Aim Distributors, Inc. at 1-800-337-4246
Monday through Friday
8:00 to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust
c/o Invesco Aim Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the Investment Company Act of 1940 is 811-21265.

79

PowerShares Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-PS-PRO-2

PowerShares Exchange-Traded Fund Trust

PowerShares Dynamic Basic Materials Sector Portfolio – PYZ

PowerShares Dynamic Consumer Discretionary Sector Portfolio – PEZ

PowerShares Dynamic Consumer Staples Sector Portfolio – PSL

PowerShares Dynamic Energy Sector Portfolio – PXI

PowerShares Dynamic Financial Sector Portfolio – PFI

PowerShares Dynamic Healthcare Sector Portfolio – PTH

PowerShares Dynamic Industrials Sector Portfolio – PRN

PowerShares Dynamic Technology Sector Portfolio – PTF

PowerShares Dynamic Telecommunications & Wireless Portfolio – PTE

PowerShares Dynamic Utilities Portfolio – PUI

PowerShares NASDAQ Internet Portfolio – PNQI

PowerShares Exchange-Traded Fund Trust (the "Trust") is a registered investment company consisting of 62 separate exchange-traded index funds. Additional funds may be offered in the future. This Prospectus relates to the 11 funds of the Trust listed on the cover page (each a "Fund" and, together, the "Funds").

The shares (the "Shares") of the Funds are listed on NYSE Arca, Inc. ("NYSE Arca"), except for the Shares of PowerShares NASDAQ Internet Portfolio which are listed on The NASDAQ Stock Market LLC ("NASDAQ" and, together with NYSE Arca, the "Exchanges"). Market prices for Shares may be different from their net asset value ("NAV"). Each Fund issues and redeems Shares only in large blocks consisting of 50,000 Shares ("Creation Units"). Creation Units of each Fund are issued and redeemed principally in-kind for securities included in a specified index.

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus Dated August 31, 2009

NOT FEDERAL DEPOSIT INSURANCE
CORPORATION ("FDIC") INSURED. MAY LOSE VALUE.
NO BANK GUARANTEE.

4	Introduction – PowerShares Exchange-Traded Fund Trust

4	Who Should Invest in the Funds

4	Tax Advantaged Product Structure

5	PowerShares Dynamic Basic Materials Sector Portfolio

12	PowerShares Dynamic Consumer Discretionary Sector Portfolio

19	PowerShares Dynamic Consumer Staples Sector Portfolio

26	PowerShares Dynamic Energy Sector Portfolio

33	PowerShares Dynamic Financial Sector Portfolio

40	PowerShares Dynamic Healthcare Sector Portfolio

47	PowerShares Dynamic Industrials Sector Portfolio

54	PowerShares Dynamic Technology Sector Portfolio

61	PowerShares Dynamic Telecommunications & Wireless Portfolio

68	PowerShares Dynamic Utilities Portfolio

76	PowerShares NASDAQ Internet Portfolio

83	Additional Investment Strategies

83	Additional Risks

84	Portfolio Holdings

84	Management of the Funds

86	How to Buy and Sell Shares

88	Frequent Purchases and Redemptions of Fund Shares

88	Creations, Redemptions and Transaction Fees

90	Dividends, Distributions and Taxes

92	Distributor

92	Net Asset Value

93	Fund Service Providers

93	Financial Highlights

105	Intellidex and Index Providers

106	Disclaimers

108	Premium/Discount Information

114	Total Return Information

117	Other Information

3

Introduction

PowerShares Exchange-Traded Fund Trust

The Trust is an investment company consisting of 62 separate exchange-traded "index funds." The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the price and yield of a specified market index. This Prospectus relates to the Funds listed on the cover page. Invesco PowerShares Capital Management LLC (the "Adviser") is the investment adviser for the Funds.

The Shares of the Funds are listed and traded on either NYSE Arca or the NASDAQ. The market prices for the Shares may be different from their NAVs. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks, each called a "Creation Unit." Creation Units of the Funds are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, the Shares of the Funds are not redeemable securities of the Funds.

Who Should Invest in the Funds

The Funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in a specified index. The Funds may be suitable for long-term investment in the market represented in the relevant index and may also be used as an asset allocation tool or as a speculative trading instrument.

Tax Advantaged Product Structure

Unlike interests in conventional mutual funds, which are typically only bought and sold at closing NAVs, the Funds' Shares are traded throughout the day on a national securities exchange. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These in-kind arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet Fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

Certain Funds may recognize gains as a result of rebalancing their securities holdings to reflect changes in the securities included in such Fund's underlying index. Certain Funds may be required to distribute any such gains to their shareholders to avoid adverse federal income tax consequences. For further discussion of the distribution requirements that apply to such Funds, see "Taxes" in the Funds' Statement of Additional Information ("SAI"). For information concerning the tax consequences of distributions, see "Dividends, Distributions and Taxes" in this Prospectus.

The Funds may invest in derivatives, the use of which will generally result in the realization of short-term capital gains that will be taxable as ordinary income when distributed to investors.

4

PowerShares Dynamic Basic Materials Sector Portfolio

Ticker: PYZ Intraday NAV Ticker: PYZ.IV	CUSIP: 73935X427 Underlying Index: Dynamic Basic Materials Sector IntellidexSM Index (Ticker: EZB)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Basic Materials Sector IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of basic materials companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 60 U.S. basic materials companies. These are companies that are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between $285.3 million and $40.5 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

5

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investments and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Basic materials stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange ("NYSE"), NYSE Amex and the NASDAQ and are ranked for capital appreciation potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies in the Underlying Intellidex is defined by NYSE Arca's proprietary screening to identify those companies that have significant operations in the sector group (the "Basic Materials Sector Group Universe").

(3) Stocks within the Basic Materials Sector Group Universe are further divided into two market capitalization groupings, larger and smaller, creating two sub-groups (the "Sub-Groups"). Stocks in the Basic Materials Sector Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Basic Materials Sector Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Basic Materials Sector Group Universe is predetermined and is as follows:

(a) The Underlying Intellidex includes 60 stocks that are selected from the Basic Materials Sector Group Universe based on their Model Score as follows:

(i) 16 of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). The 16 component stocks selected are the components with the best Model Score in the Sub-Group.

(ii) 44 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). The 44 component stocks selected are the components with the best Model Score in that Sub-Group.

(b) In the event that the Basic Materials Sector Group Universe consists of less than 90 stocks at the time of a quarterly review, the 60 component stocks with the best Model Score in the Basic Materials Sector Group Universe are selected, and the weighting for the 60 selected stocks is determined as follows:

(i) The 16 largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

(ii) The other 44 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

6

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization

7

companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Basic Materials Sector Risk

Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, increased competition and the imposition of import controls. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. In addition, issuers in the basic materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and government regulations.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

8

The Fund's year-to-date total return for the six months ended June 30, 2009 was 10.05%.

Best Quarter	Worst Quarter
11.46% (1st Quarter 2007)	(28.75)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Basic Materials Sector Portfolio (return before taxes)	(43.84)%	(10.64)%
PowerShares Dynamic Basic Materials Sector Portfolio (return after taxes on distributions)	(44.14)%	(11.04)%
PowerShares Dynamic Basic Materials Sector Portfolio (return after taxes on distributions and sale of Fund Shares)	(28.42)%	(9.08)%
S&P Materials Index (reflects no deduction for fees, expenses or taxes)	(45.66)%	(12.42)%
Dow Jones Basic Materials Index (reflects no deduction for fees, expenses or taxes)	(51.96)%	(14.94)%
Dynamic Basic Materials Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(43.38)%	(9.86)%

*  The Fund commenced operations on October 12, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Materials Index and Dow Jones Basic Materials Index are unmanaged indices used as measurements of changes in stock market conditions based on the average performance of approximately 29 and 71 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

9

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.47%
Total Gross Annual Fund Operating Expenses	0.97%
Fee Waivers and Expense Assumption(3)	0.32%
Total Net Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$277	$505	$1,161

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of

10

Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 60 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 60 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $17,603, $70,273, $127,274 and $291,132 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation ("NSCC") or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

11

PowerShares Dynamic Consumer Discretionary Sector Portfolio

Ticker: PEZ Intraday NAV Ticker: PEZ.IV	CUSIP: 73935X419 Underlying Index: Dynamic Consumer Discretionary Sector IntellidexSM Index (Ticker: EZZ)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Consumer Discretionary Sector IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of consumer companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 60 U.S. consumer companies. These are companies that are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and real estate. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between $237.1 million and $63.4 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

12

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investments and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) The consumer discretionary stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for capital appreciation potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies in the Underlying Intellidex is defined by NYSE Arca's proprietary screening to identify those companies that have significant operations in the sector group (the "Consumer Discretionary Sector Group Universe").

(3) Stocks within the Consumer Discretionary Sector Group Universe are further divided into two market capitalization groupings, larger and smaller, creating two sub-groups (the "Sub-Groups"). Stocks in the Consumer Discretionary Sector Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Consumer Discretionary Sector Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Consumer Discretionary Sector Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Consumer Discretionary Sector Group Universe is predetermined and is as follows:

(a) The Underlying Intellidex includes 60 stocks that are selected from the Consumer Discretionary Sector Group Universe based on their Model Score as follows:

(i) 16 of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). The 16 component stocks selected are the components with the best Model Score in the Sub-Group.

(ii) 44 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). The 44 component stocks selected are the components with the best Model Score in that Sub-Group.

(b) In the event that the Consumer Discretionary Sector Group Universe consists of less than 90 stocks at the time of a quarterly review, the 60 component stocks with the best Model Score in the Consumer Discretionary Sector Group Universe are selected, and the weighting for the 60 selected stocks is determined as follows:

(i) The 16 largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

(ii) The other 44 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

13

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

14

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Consumer Discretionary Sector Risk

Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Portfolio Turnover

The Financial Highlights Table for the Fund at the end of this Prospectus shows the Fund's portfolio turnover rates during recent periods. Based on the reconstitutions of the Underlying Intellidex, there may be a large degree of portfolio turnover as the Fund replicates the Underlying Intellidex. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

15

The Fund's year-to-date total return for the six months ended June 30, 2009 was 9.20%.

Best Quarter	Worst Quarter
4.87% (1st Quarter 2007)	(17.63)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Consumer Discretionary Sector Portfolio (return before taxes)	(32.68)%	(18.63)%
PowerShares Dynamic Consumer Discretionary Sector Portfolio (return after taxes on distributions)	(32.92)%	(18.90)%
PowerShares Dynamic Consumer Discretionary Sector Portfolio (return after taxes on distributions and sale of Fund Shares)	(21.24)%	(15.63)%
S&P Consumer Discretionary Index (reflects no deduction for fees, expenses or taxes)	(33.49)%	(18.19)%
Dow Jones Consumer Services Index (reflects no deduction for fees, expenses or taxes)	(31.80)%	(17.51)%
Dynamic Consumer Discretionary Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(32.86)%	(18.39)%

*  The Fund commenced operations on October 12, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Consumer Discretionary Index and Dow Jones Consumer Services Index are unmanaged indices used as measurements of changes in stock market conditions based on the average performance of approximately 81 and 201 common stocks, respectively. The S&P Consumer Discretionary Index will be used for comparative purposes going forward as this represents the most appropriate market index for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than

16

performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	1.18%
Total Gross Annual Fund Operating Expenses	1.68%
Fee Waivers and Expense Assumption(3)	1.04%
Total Net Annual Fund Operating Expenses	0.64%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$65	$428	$815	$1,900

(1)   When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)   Expressed as a percentage of average net assets.

(3)   The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an

17

exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*   See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡   The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 60 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 60 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $17,349, $107,946, $204,658 and $475,973 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*   See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡   The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

18

PowerShares
Dynamic Consumer Staples Sector Portfolio

Ticker: PSL Intraday NAV Ticker: PSL.IV	CUSIP: 73935X393 Underlying Index: Dynamic Consumer Staples Sector IntellidexSM Index (Ticker: EZS)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Consumer Staples Sector IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of consumer staples companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 60 U.S. consumer staples companies. These are companies that are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverage, and non-discretionary retail. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between $287.4 million and $188.7 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of

19

their removal from the Underlying Intellidex or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investments and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) The consumer discretionary stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for capital appreciation potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies in the Underlying Intellidex is defined by NYSE Arca's proprietary screening to identify those companies that have significant operations in the sector group (the "Consumer Staples Sector Group Universe").

(3) Stocks within the Consumer Staples Sector Group Universe are further divided into two market capitalization groupings, larger and smaller, creating two sub-groups (the "Sub-Groups"). Stocks in the Consumer Staples Sector Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Consumer Staples Sector Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Consumer Staples Sector Group Universe is predetermined and is as follows:

(a) The Underlying Intellidex includes 60 stocks that are selected from the Consumer Staples Sector Group Universe based on their Model Score as follows:

(i) 16 of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). The 16 component stocks selected are the components with the best Model Score in the Sub-Group.

(ii) 44 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). The 44 component stocks selected are the components with the best Model Score in that Sub-Group.

(b) In the event that the Consumer Staples Sector Group Universe consists of less than 90 stocks at the time of a quarterly review, the 60 component stocks with the best Model Score in the Consumer Staples Sector Group Universe are selected, and the weighting for the 60 selected stocks is determined as follows:

(i) The 16 largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

20

(ii) The other 44 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying

21

Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Consumer Staples Sector Risk

Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies is this sector are also affected by changes in government regulation, world events and economic conditions.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 4.70%.

22

Best Quarter	Worst Quarter
5.10% (1st Quarter 2007)	(17.36)% (4th Quarter 2008)

*   The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Consumer Staples Sector Portfolio (return before taxes)	(22.23)%	(6.61)%
PowerShares Dynamic Consumer Staples Sector Portfolio (return after taxes on distributions)	(22.62)%	(7.13)%
PowerShares Dynamic Consumer Staples Sector Portfolio (return after taxes on distributions and sale of Fund Shares)	(14.42)%	(5.84)%
S&P Consumer Staples Index (reflects no deduction for fees, expenses or taxes)	(15.43)%	(0.02)%
Dow Jones Consumer Goods Index (reflects no deduction for fees, expenses or taxes)	(27.68)%	(8.96)%
Dynamic Consumer Staples Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(21.71)%	(5.97)%

*   The Fund commenced operations on October 12, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Consumer Staples Index and Dow Jones Consumer Goods Index are unmanaged indices used as measurements of change in stock market conditions based on the average performance of approximately 41 and 134 common stocks, respectively. The S&P Consumer Staples Index will be used for comparative purposes going forward as this represents a more appropriate market index for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

23

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.44%
Total Gross Annual Fund Operating Expenses	0.94%
Fee Waivers and Expense Assumption(3)	0.29%
Total Net Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$271	$492	$1,128

(1)   When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)   Expressed as a percentage of average net assets.

(3)   The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*   See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡   The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 60 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for

24

each redemption transaction (assuming approximately 60 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $17,603, $68,659, $123,945 and $283,037 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*   See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡   The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

25

PowerShares
Dynamic Energy Sector Portfolio

Ticker: PXI Intraday NAV Ticker: PXI.IV	CUSIP: 73935X385 Underlying Index: Dynamic Energy Sector IntellidexSM Index (Ticker: EZK)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Energy Sector IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of energy companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 60 U.S. energy companies. These are companies that are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Energy Sector Intellidex included companies with a market capitalization range of between $306.2 million and $335.9 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation

26

of their removal from the Underlying Intellidex or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investments and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) The energy stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for capital appreciation potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies in the Underlying Intellidex is defined by NYSE Arca's proprietary screening to identify those companies that have significant operations in the sector group (the "Energy Sector Group Universe").

(3) Stocks within the Energy Sector Group Universe are further divided into two market capitalization groupings, larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Energy Sector Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Energy Sector Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Energy Sector Group Universe is predetermined and is as follows:

(a) The Underlying Intellidex includes 60 stocks that are selected from the Energy Sector Group Universe based on their Model Score as follows:

(i) 16 of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). The 16 component stocks selected are the components with the best Model Score in the Sub-Group.

(ii) 44 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). The 44 component stocks selected are the components with the best Model Score in that Sub-Group.

(b) In the event that the Energy Sector Group Universe consists of less than 90 stocks at the time of a quarterly review, the 60 component stocks with the best Model Score in the Energy Sector Group Universe are selected, and the weighting for the 60 selected stocks is determined as follows:

(i) The 16 largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

(ii) The other 44 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

27

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the stocks in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

28

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Energy Sector Risk

Companies operating in the energy sector are subject to extensive government regulation, including contractual fixed pricing, which may increase the cost of business and limit these companies' earnings, and a significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry.

Companies in the energy sector often operate in countries with less stringent regulatory regimes and countries that have a history of expropriation and/or nationalization, among other adverse policies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. The energy sector is cyclical and therefore companies in this sector could be adversely affected by levels and volatility of global energy prices, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments and labor relations.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

29

The Fund's year-to-date total return for the six months ended June 30, 2009 was 14.77%.

Best Quarter	Worst Quarter
29.63% (2nd Quarter 2008)	(38.20)% (4th Quarter 2008)

*   The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Energy Sector Portfolio (return before taxes)	(46.39)%	(12.09)%
PowerShares Dynamic Energy Sector Portfolio (return after taxes on distributions)	(46.45)%	(12.19)%
PowerShares Dynamic Energy Sector Portfolio (return after taxes on distributions and sale of Fund Shares)	(30.11)%	(10.16)%
S&P Energy Index (reflects no deduction for fees, expenses or taxes)	(34.87)%	(1.20)%
Dow Jones Oil & Gas Index (reflects no deduction for fees, expenses or taxes)	(35.77)%	(1.66)%
Dynamic Energy Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(45.98)%	(11.46)%

*   The Fund commenced operations on October 12, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Energy Index and Dow Jones Oil & Gas Index are unmanaged indices used as measurements of change in stock market conditions based on the average performance of approximately 34 and 70 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

30

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.48%
Total Gross Annual Fund Operating Expenses	0.98%
Fee Waivers and Expense Assumption(3)	0.33%
Total Net Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$279	$510	$1,171

(1)   When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)   Expressed as a percentage of average net assets.

(3)   The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

31

*   See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡   The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 60 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 60 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $17,603, $70,811, $128,383 and $293,825 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*   See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡   The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten- year examples do not reflect this agreement after the first year.

32

PowerShares
Dynamic Financial Sector Portfolio

Ticker: PFI Intraday NAV Ticker: PFI.IV	CUSIP: 73935X377 Underlying Index: Dynamic Financial Sector IntellidexSM Index (Ticker: EZF)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Financial Sector IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of financial services companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 60 U.S. financial services companies. These are companies that are principally engaged in the business of providing services and products, including banking, investment services, insurance and real estate finance services. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between $210.7 million and $68.1 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation

33

of their removal from the Underlying Intellidex or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investments and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) The financial services stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for capital appreciation potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies in the Underlying Intellidex is defined by NYSE Arca's proprietary screening to identify those companies that have significant operations in the sector group (the "Financial Sector Group Universe").

(3) Stocks within the Financial Sector Group Universe are further divided into two market capitalization groupings, larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Financial Sector Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Financial Sector Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Financial Sector Group Universe is predetermined and is as follows:

(a) The Underlying Intellidex includes 60 stocks that are selected from the Financial Sector Group Universe based on their Model Score as follows:

(i) 16 of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). The 16 component stocks selected are the components with the best Model Score in the Sub-Group.

(ii) 44 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). The 44 component stocks selected are the components with the best Model Score in that Sub-Group.

(b) In the event that the Financial Sector Group Universe consists of less than 90 stocks at the time of a quarterly review, the 60 component stocks with the best Model Score in the Financial Sector Group Universe are selected, and the weighting for the 60 selected stocks is determined as follows:

(i) The 16 largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

34

(ii) The other 44 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

35

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Financial Services Sector Risk

The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation, and as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

36

The Fund's year-to-date total return for the six months ended June 30, 2009 was (16.91)%.

Best Quarter	Worst Quarter
5.55% (2nd Quarter 2007)	(16.90)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Financial Sector Portfolio (return before taxes)	(27.33)%	(13.15)%
PowerShares Dynamic Financial Sector Portfolio (return after taxes on distributions)	(27.62)%	(13.47)%
PowerShares Dynamic Financial Sector Portfolio (return after taxes on distributions and sale of Fund Shares)	(17.74)%	(11.17)%
S&P Financials Index (reflects no deduction for fees, expenses or taxes)	(55.32)%	(34.26)%
Dow Jones Financials Index (reflects no deduction for fees, expenses or taxes)	(52.23)%	(33.03)%
Dynamic Financial Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(26.79)%	(12.52)%

*  The Fund commenced operations on October 12, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Financials Index and Dow Jones Financials Index are unmanaged indices used as measurements of change in stock market conditions based on the average performance of approximately 93 and 300 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

37

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.63%
Total Gross Annual Fund Operating Expenses	1.13%
Fee Waivers and Expense Assumption(3)	0.48%
Total Net Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$311	$576	$1,332

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

38

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 60 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 60 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $17,603, $78,865, $144,960 and $333,920 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

39

PowerShares
Dynamic Healthcare Sector Portfolio

Ticker: PTH Intraday NAV Ticker: PTH.IV	CUSIP: 73935X351 Underlying Index: Dynamic Healthcare Sector IntellidexSM Index (Ticker: EZX)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Healthcare Sector IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of healthcare companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 60 U.S. healthcare companies. These are companies that are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between $269.4 million and $156.7 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation

40

of their removal from the Underlying Intellidex or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investments and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) The healthcare stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for capital appreciation potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies in the Underlying Intellidex is defined by NYSE Arca's proprietary screening to identify those companies that have significant operations in the sector group (the "Healthcare Sector Group Universe").

(3) Stocks within the Healthcare Sector Group Universe are further divided into two market capitalization groupings, larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Healthcare Sector Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Healthcare Sector Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Healthcare Sector Group Universe is predetermined and is as follows:

(a) The Underlying Intellidex includes 60 stocks that are selected from the Healthcare Sector Group Universe based on their Model Score as follows:

(i) 16 of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). The 16 component stocks selected are the components with the best Model Score in the Sub-Group.

(ii) 44 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). The 44 component stocks selected are the components with the best Model Score in that Sub-Group.

(b) In the event that the Healthcare Sector Group Universe consists of less than 90 stocks at the time of a quarterly review, the 60 component stocks with the best Model Score in the Healthcare Sector Group Universe are selected, and the weighting for the 60 selected stocks is determined as follows:

(i) The 16 largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

(ii) The other 44 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

41

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the stocks in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

42

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Healthcare Sector Risk

The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

43

The Fund's year-to-date total return for the six months ended June 30, 2009 was (0.48)%.

Best Quarter	Worst Quarter
6.56% (1st Quarter 2007)	(22.18)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Healthcare Sector Portfolio (return before taxes)	(34.88)%	(10.44)%
PowerShares Dynamic Healthcare Sector Portfolio (return after taxes on distributions)	(34.88)%	(10.44)%
PowerShares Dynamic Healthcare Sector Portfolio (return after taxes on distributions and sale of Fund Shares)	(22.68)%	(8.78)%
S&P Health Care Index (reflects no deduction for fees, expenses or taxes)	(22.81)%	(7.52)%
Dow Jones Healthcare Index (reflects no deduction for fees, expenses or taxes)	(22.81)%	(6.93)%
Dynamic Healthcare Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(34.45)%	(9.79)%

*  The Fund commenced operations on October 12, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Health Care Index and Dow Jones Healthcare Index are unmanaged indices used as measurements of change in stock market conditions based on the average performance of approximately 51 and 180 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

44

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.21%
Total Gross Annual Fund Operating Expenses	0.71%
Fee Waivers and Expense Assumption(3)	0.06%
Total Net Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$221	$389	$877

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

45

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 60 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transacton Fee of $500 for each redemption transaction (assuming approximately 60 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $17,603, $56,254, $98,292 and $220,219 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

46

PowerShares
Dynamic Industrials Sector Portfolio

Ticker: PRN Intraday NAV Ticker: PRN.IV	CUSIP: 73935X369 Underlying Index: Dynamic Industrials Sector IntellidexSM Index (Ticker: EZL)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Industrials Sector IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of industrial companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 60 U.S. industrial companies. These are companies that are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between $201.4 million and $48.9 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation

47

of their removal from the Underlying Intellidex or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investments and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) The industrial stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for capital appreciation potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies in the Underlying Intellidex is defined by NYSE Arca's proprietary screening to identify those companies that have significant operations in the sector group (the "Industrials Sector Group Universe").

(3) Stocks within the Industrials Sector Group Universe are further divided into two market capitalization groupings, larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Industrials Sector Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Industrials Sector Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Industrials Sector Group Universe is predetermined and is as follows:

(a) The Underlying Intellidex includes 60 stocks that are selected from the Industrials Sector Group Universe based on their Model Score as follows:

(i) 16 of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). The 16 component stocks selected are the components with the best Model Score in the Sub-Group.

(ii) 44 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). The 44 component stocks selected are the components with the best Model Score in that Sub-Group.

(b) In the event that the Industrials Sector Group Universe consists of less than 90 stocks at the time of a quarterly review, the 60 component stocks with the best Model Score in the Industrials Sector Group Universe are selected, and the weighting for the 60 selected stocks is determined as follows:

(i) The 16 largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

(ii) The other 44 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

48

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

49

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Industrials Sector Risk

Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

50

The Fund's year-to-date total return for the six months ended June 30, 2009 was (0.80)%.

Best Quarter	Worst Quarter
12.87% (2nd Quarter 2007)	(22.37)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Industrials Sector Portfolio (return before taxes)	(36.31)%	(11.26)%
PowerShares Dynamic Industrials Sector Portfolio (return after taxes on distributions)	(36.53)%	(11.45)%
PowerShares Dynamic Industrials Sector Portfolio (return after taxes on distributions and sale of Fund Shares)	(23.57)%	(9.54)%
S&P Industrials Index (reflects no deduction for fees, expenses or taxes)	(39.92)%	(13.96)%
Dow Jones Industrials Index (reflects no deduction for fees, expenses or taxes)	(31.88)%	(9.67)%
Dynamic Industrials Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(35.79)%	(10.60)%

*  The Fund commenced operations on October 12, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Industrials Index and Dow Jones Industrials Index are unmanaged indices used as measurements of change in stock market conditions based on the average performance of approximately 56 and 270 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

51

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.31%
Total Gross Annual Fund Operating Expenses	0.81%
Fee Waivers and Expense Assumption(3)	0.16%
Total Net Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$243	$434	$987

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 60 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for

52

each redemption transaction (assuming approximately 60 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $17,603, $61,655, $109,474 and $247,697 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

53

PowerShares
Dynamic Technology Sector Portfolio

Ticker: PTF Intraday NAV Ticker: PTF.IV	CUSIP: 73935X344 Underlying Index: Dynamic Technology Sector IntellidexSM Index (Ticker: EZV)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Technology Sector IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of technology companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 60 U.S. technology companies. These are companies that are principally engaged in the business of providing technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between $326.9 million and $211.7 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation

54

of their removal from the Underlying Intellidex or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investments and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) The technology stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for capital appreciation potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies in the Underlying Intellidex is defined by NYSE Arca's proprietary screening to identify those companies that have significant operations in the sector group (the "Technology Sector Group Universe").

(3) Stocks within the Technology Sector Group Universe are further divided into two market capitalization groupings, larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Technology Sector Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Technology Sector Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Technology Sector Group Universe is predetermined and is as follows:

(a) The Underlying Intellidex includes 60 stocks that are selected from the Technology Sector Group Universe based on their Model Score as follows:

(i) 16 of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). The 16 component stocks selected are the components with the best Model Score in the Sub-Group.

(ii) 44 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). The 44 component stocks selected are the components with the best Model Score in that Sub-Group.

(b) In the event that the Technology Sector Group Universe consists of less than 90 stocks at the time of a quarterly review, the 60 component stocks with the best Model Score in the Technology Sector Group Universe are selected, and the weighting for the 60 selected stocks is determined as follows:

(i) The 16 largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

(ii) The other 44 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

55

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

56

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Technology Sector Risk

The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

57

The Fund's year-to-date total return for the six months ended June 30, 2009 was 13.08%.

Best Quarter	Worst Quarter
8.39% (2nd Quarter 2007)	(25.73)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Technology Sector Portfolio (return before taxes)	(41.12)%	(18.89)%
PowerShares Dynamic Technology Sector Portfolio (return after taxes on distributions)	(41.12)%	(18.89)%
PowerShares Dynamic Technology Sector Portfolio (return after taxes on distributions and sale of Fund Shares)	(26.73)%	(15.72)%
S&P Information Technology Index (reflects no deduction for fees, expenses or taxes)	(43.14)%	(14.56)%
Dow Jones Technology Index (reflects no deduction for fees, expenses or taxes)	(42.87)%	(14.54)%
Dynamic Technology Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(40.77)%	(18.37)%

*  The Fund commenced operations on October 12, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Information Technology Index and Dow Jones Technology Index are unmanaged indices used as measurements of change in stock market conditions based on the average performance of approximately 70 and 252 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

58

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.39%
Total Gross Annual Fund Operating Expenses	0.89%
Fee Waivers and Expense Assumption(3)	0.24%
Total Net Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$260	$470	$1,074

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

59

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 60 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 60 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $17,603, $65,967, $118,388 and $269,496 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

60

PowerShares Dynamic Telecommunications & Wireless Portfolio

Ticker: PTE Intraday NAV Ticker: HKZ	CUSIP: 73935X765 Underlying Index: Dynamic Telecommunications & Wireless IntellidexSM Index (Ticker:DWY)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Telecommunications & Wireless IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of telecommunications and wireless companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. telecommunications and wireless companies. These are companies that are principally engaged in providing services designed to promote or enhance the transmission of voice, data and video over various communications media, including wireline, wireless (terrestrial-based), satellite and cable. These companies may also include companies that provide infrastructure and products used to facilitate wireline and wireless communications. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $252.2 million and $146.5 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in

61

seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investments and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Telecommunications and wireless stocks are selected from the 3,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) Within the telecommunications and wireless industry, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their size sub-groups. Telecommunications & Wireless services include 30 stocks and is divided as follows:

(i) Ten of the top-ranked relatively larger stocks are selected and collectively receive 50% of the total index weight (each larger stock receives on average 5%). The ten component stocks selected are the components with the best Model Score in the sub-group, except that any component stock which is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the twelfth-ranked stock in the sub-group.

(ii) 20 of the top-ranked relatively smaller stocks are selected and collectively receive 50% of the total index weight (each smaller stock receives on average 2.5%). The 20 component stocks selected are the components with the best Model Score in that sub-group, except that any component stock that is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the twenty-fourth ranked stock in the sub-group.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Telecommunications & Wireless Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived

62

trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Telecommunications and Wireless Industry Risk

The telecommunications and wireless industry can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products.

The telecommunications and wireless industry is subject to extensive regulation at the federal, state and local levels. The costs of complying with this regulation, delays or failures to receive required regulatory approvals or the enactment of new, adverse regulatory requirements may adversely affect the business of telecommunications companies.

Companies in traditional telecommunications services also face competition or potential competition with numerous alternative technologies, including, in particular, wireless communications. The wireless telecommunications industry is experiencing significant technological change. Wireless carriers are improving the capacity and quality of digital wireless technology, and are also expected to continue to reduce the prices for their services. In addition, the wireless communications industry is highly competitive, and this competition may cause the prices for wireless

63

products and services to decline in the future. Further, there has been a recent trend in the wireless communications industry towards consolidation of wireless service providers through joint ventures, reorganizations and acquisitions. This consolidation, over time, may lead to larger and better capitalized competitors.

The telecommunications and wireless industry is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, the availability of new radio frequency spectrum allocations for wireless services, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies, and changes in customer requirements and preferences. The success of the industry participants depends in substantial part on the timely and successful introduction of new products.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's annual return (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

64

The Fund's year-to-date total return for the six months ended June 30, 2009 was 4.82%.

Best Quarter	Worst Quarter
13.58% (1st Quarter 2006)	(19.63)% (1st Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Telecommunications & Wireless Portfolio (return before taxes)	(39.40)%	(7.72)%
PowerShares Dynamic Telecommunications & Wireless Portfolio (return after taxes on distributions)	(39.64)%	(8.22)%
PowerShares Dynamic Telecommunications & Wireless Portfolio (return after taxes on distributions and sale of Fund Shares)	(25.57)%	(6.67)%
S&P Telecommunication Services Index (reflects no deduction for fees, expenses or taxes)	(30.49)%	0.83%
S&P Information Technology Index (reflects no deduction for fees, expenses or taxes)	(43.14)%	(11.09)%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(8.60)%
S&P SuperComposite Telecommunication Services Index (reflects no deduction for fees, expenses or taxes)	(24.31)%	8.40%
Dynamic Telecommunications & Wireless IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(39.15)%	(7.06)%

*  The Fund commenced operations on December 6, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Telecommunication Services Index, S&P Information Technology Index, Russell 3000® Index and S&P SuperComposite Telecommunication Services Index are

65

unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 9, 70, 2,918 and 17 common stocks, respectively. The S&P Telecommunication Services Index and the S&P Information Technology Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.79%
Total Gross Annual Fund Operating Expenses	1.29%
Fee Waivers and Expense Assumption(3)	0.66%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$344	$644	$1,499

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

66

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $52,560, $97,631 and $225,778 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

67

PowerShares
Dynamic Utilities
Portfolio

Ticker: PUI Intraday NAV Ticker: HKV	CUSIP: 73935X591 Underlying Index: Dynamic Utilities IntellidexSM Index (Ticker: DWU)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Utilities IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of utilities companies. In pursuit of its investment objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. utilities companies. These companies are principally engaged in providing either energy, water or natural gas utilities. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; and provide water to customers, as well as dealing with associated wastewater. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $563.9 million and $33.7 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other

68

available investment techniques, in seeking to track accurately the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Utilities stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies in the Underlying Intellidex is defined by NYSE Arca using research provided by Revere Data, LLC to help NYSE Arca identify those companies that have significant operations in that industry group (the "Utilities Industry Group Universe").

(3) Stocks within the Utilities Industry Group Universe are further divided into two market capitalization groupings: larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Utilities Industry Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Utilities Industry Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Utilities Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Utilities Industry Group Universe is predetermined and is as follows:

(a) The Underlying Intellidex includes 30 stocks that are selected from the Utilities Industry Group Universe based on their Model Score as follows:

(i) Eight of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks selected are the components with the best Model Score in the Sub-Group.

(ii) 22 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks selected are the components with the best Model Score in that Sub-Group.

(b) In the event that the Utilities Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the 30 component stocks with the best Model Score in the Utilities Industry Group Universe are selected, and the weighting for the 30 selected stocks is determined as follows:

(i) The eight largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

69

(ii) The other 22 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the

70

stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Utilities Sector Risk

The Fund's emphasis on securities of utility issuers makes it more susceptible to adverse conditions affecting such sector than a fund that does not have its assets invested to a similar degree in such issuers. Certain segments of this sector and individual companies within such segments may not perform as well as the sector as a whole. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; and potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters.

Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

71

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was (7.14)%.

Best Quarter	Worst Quarter
9.39% (2nd Quarter 2008)	(10.35)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

72

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Utilities Portfolio (return before taxes)	(20.53)%	2.47%
PowerShares Dynamic Utilities Portfolio (return after taxes on distributions)	(21.24)%	1.58%
PowerShares Dynamic Utilities Portfolio (return after taxes on distributions and sale of Fund Shares)	(13.29)%	1.65%
S&P Utilities Index (name change from S&P SuperComposite Utilities Index) (reflects no deduction for fees, expenses or taxes)	(28.98)%	1.09%
Dow Jones Utilities Index (reflects no deduction for fees, expenses or taxes)	(27.84)%	0.90%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(6.26)%
Dynamic Utilities IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(20.00)%	3.14%

*  The Fund commenced operations on October 26, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Utilities Index (name change from S&P SuperComposite Utilities Index), Dow Jones Utilities Index and Russell 3000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 35, 90, and 2,918 common stocks, respectively. The S&P Utilities Index and the Dow Jones Utilities Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

73

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.32%
Total Gross Annual Fund Operating Expenses	0.82%
Fee Waivers and Expense Assumption(3)	0.19%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$243	$436	$996

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for

74

each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $37,416, $66,459 and $150,380 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

75

PowerShares
NASDAQ Internet
Portfolio

Ticker: PNQI Intraday NAV Ticker: PNQI.IV	CUSIP: 73935X146 Underlying Index: NASDAQ Internet IndexSM (Ticker: QNET)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Internet IndexSM (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of internet companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is designed to track the performance of the largest and most liquid U.S.-listed companies engaged in internet-related businesses and that are listed on one of the three major U.S. stock exchanges. Companies in the Underlying Index include U.S. internet software and services companies, such as companies that are involved in internet-related services, including internet software, website services and e-commerce. The Underlying Index is compiled by the NASDAQ OMX Group, Inc. (the "Index Provider"). As of June 30, 2009, the Underlying Index included 60 companies with a market capitalization range of between approximately $120.6 million and $133.1 billion. The Fund's 80% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Index is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase stocks not in the Underlying Index which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index in anticipation of their removal

76

from the Underlying Index or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Methodology

The Underlying Index is a modified market-capitalization weighted index designed to track the performance of the largest and most liquid U.S.-listed companies engaged in internet-related businesses and that are listed on one of the three major U.S. stock exchanges.

Index Construction

To be eligible for inclusion in the Underlying Index, a security must meet the following criteria:

–  must be listed on the NASDAQ, the NYSE or NYSE Amex;

–  must be classified, as reasonably determined by the NASDAQ, as a company whose primary business includes internet-related services including, but not limited to, internet software, internet access providers, internet search engines, web hosting, website design or internet retail commerce;

–  must have a minimum market capitalization of $200 million;

–  must have a minimum three-month average daily trading volume of 100,000 shares;

–  must have a minimum closing price of $3.00;

–  the issuer of the security may not have entered into a definitive agreement or other arrangement which would likely result in the security no longer being eligible for inclusion in the Underlying Index;

–  the security may not be issued by an issuer currently in bankruptcy proceedings; and

–  the issuer of the security may not have annual financial statements with an audit opinion that is currently withdrawn.

The security types eligible for inclusion in the Underlying Index include common stocks, ordinary shares, American depositary receipts, shares of beneficial interest or limited partnership interests, and tracking stocks. Security types not eligible for inclusion in the Underlying Index are closed-end funds, exchange-traded funds, convertible debentures, preferred stocks, rights, warrants, units and other derivative securities.

Annual Evaluation

The Underlying Index securities shall be evaluated annually in March based on market data and sector classification as monitored by the Index Provider. Securities that meet the above eligibility criteria are included in the Underlying Index. Security additions and deletions shall be made effective after the close of trading on each third Friday in March. Additionally, if at any time during the year an Index security is no longer traded on the NASDAQ, the NYSE or NYSE Amex, or is otherwise determined by the Index Provider to have become ineligible for continued inclusion in the Underlying Index, the security will be removed.

Index Weighting

The Underlying Index employs a modified market capitalization-weighted methodology based on the market capitalization ranking of the Underlying Index

77

securities. At each quarterly rebalance, if the Underlying Index weight of the highest ranking security is greater than 8%, it will be capped at 8% and the excess weight will be proportionally distributed across the remaining securities. This process will be repeated until no more than five components are capped at 8%. Next, the Underlying Index weight of all other securities greater than 4% will be capped at 4% with the excess weight proportionally distributed across the remaining securities to generate the final rebalanced Underlying Index weights. The modified market capitalization-weighted methodology is applied to the capitalization of each security in the Underlying Index, after applying quarterly changes to the total shares outstanding and the corresponding last sale price of the security at the close of trading on the first Friday in March, June, September and December. Underlying Index shares are then calculated by dividing this modified market capitalization for each security in the Underlying Index by its corresponding last sale price.

Index Maintenance

Changes resulting from corporate events such as stock dividends, stock splits, certain spin-offs and rights issuances will be reflected in the Underlying Index on the ex-date. If the change in total shares outstanding arising from other corporate actions is greater than or equal to five percent, the change will ordinarily become effective as soon as practicable in accordance with generally accepted Underlying Index policies and procedures as described above. Changes of less than five percent will be accumulated during the quarter and will ordinarily be made effective after the close of trading on the third Friday in March, June, September and December. In each case, certain adjustments will be made in the calculation of the Underlying Index to ensure continuity of the Underlying Index. In the case of a special cash dividend, the Index Provider will determine on an individual basis whether to immediately reflect the dividend in the Underlying Index in accordance with generally accepted Underlying Index policies and procedures. If it is determined that a change will be made, it will ordinarily become effective on the ex-date.

Ordinarily, whenever there is a spin-off, rights issuance or special cash dividends, the calculation of the Underlying Index is adjusted to ensure that there is no discontinuity in the value of the Underlying Index, which might otherwise be caused by any such change. All changes to the Underlying Index are announced in advance and will be reflected in the Underlying Index prior to market open on the Underlying Index effective date. In administering the Underlying Index, the Index Provider will exercise reasonable discretion as it deems appropriate.

The Underlying Index began operations on November 27, 2007. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

78

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index).

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Internet Software and Services Sector Risk

The internet software and services sector can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees, and the success of companies in the industry is subject to the continued demand for internet services. For example, as product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Profitability can also be affected by changing domestic and international demand, research and development costs, availability and price of components and product obsolescence.

The market for these internet software products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of internet software

79

and services companies depends in substantial part on the timely and successful introduction of new products or services. An unexpected change in one or more of the technologies affecting a company's products or in the market for products based on a particular technology could have a material adverse effect on the company's operating results. Furthermore, there can be no assurance that the software and services companies will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies.

Many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.

Large Capitalization Company Risk

Returns on investments in securities of large capitalization U.S. companies could trail the returns on investments in stocks of smaller companies.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

80

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced investment operations on June 10, 2008 and therefore does not have performance history for a full calendar year. Visit www.InvescoPowerShares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.60%
Other Expenses(3)	—%
Total Annual Fund Operating Expenses	0.60%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$61	$192	$335	$750

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Creation Transaction Fees and Redemption Transaction Fees

The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 60 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for

81

each redemption transaction (assuming approximately 60 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $16,330, $49,043, $84,699 and $188,504 if the Creation Unit is redeemed after one, three five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

82

Additional Investment Strategies

Each Fund will normally invest at least 90% of its total assets in component securities that comprise its respective Underlying Index or Underlying Intellidex. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its respective Underlying Index or Underlying Intellidex and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to each Fund's respective Underlying Index or Underlying Intellidex to be reflected in the portfolio composition of each Fund.

Each of the policies described herein, including the investment objective of each Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees (the "Board") without shareholder approval. Certain fundamental policies of the Funds are set forth in the SAI under "Investment Restrictions."

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked-to-market on a daily basis.

Additional Risks

Trading Issues

Trading in Shares on the Exchanges may be halted due to market conditions or for reasons that, in the view of the Exchanges, make trading in Shares inadvisable. In addition, trading in Shares on the Exchanges is subject to trading halts caused by extraordinary market volatility pursuant to each Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

83

Fluctuation of Net Asset Value

The NAV of a Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the relevant Exchange. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of a Fund's Underlying Index or Underlying Intellidex trading individually or in the aggregate at any point in time. However, given that the Shares can be created and redeemed in Creation Units at NAV (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares are not likely to be sustained over the long-term. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Securities Lending

The Funds may engage in lending their portfolio securities to certain borrowers. A risk in lending portfolio securities consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Funds may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. Furthermore, because of the risks in delay of recovery, the Funds may lose the opportunity to sell the securities at a desirable price, and the Funds will generally not have the right to vote securities while they are being loaned. In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' SAI.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, the PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management of more than $12.7 billion as of July 31, 2009. The Trust is currently comprised of 62 exchange-traded funds.

84

Invesco PowerShares Capital Management LLC has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Funds. In this capacity, Mr. Southard oversees a team of portfolio managers (with Mr. Southard, the "Portfolio Managers") who are responsible for the day-to-day management of the Funds. Peter Hubbard, who reports to Mr. Southard, is the member of the portfolio management team who is currently primarily responsible for each Fund's day-to-day management. Mr. Hubbard receives management assistance from John Browning and Michael Jeanette, who perform various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each member of the portfolio management team has appropriate limitations on his authority for risk management and compliance purposes.

Portfolio Managers

John Southard is a Managing Director at the Adviser and has been with the Adviser since its inception in August 2002. Mr. Southard has managed each Fund since its inception. Prior to his current position, he was a Senior Equity Analyst at Charles Schwab & Company from May 2001 to August 2002.

Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

John Browning is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since June 2009. Prior to joining the Adviser, Mr. Browning was an Executive Director of the Unit Trust Investment Team with Morgan Stanley from 2005 to 2008. Prior to this, he was a Vice President with Morgan Stanley from 2000 to 2005.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since August 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007.

The Funds' SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

The Adviser receives fees from each Fund (except PowerShares NASDAQ Internet Portfolio) equal to 0.50% of the Fund's average daily net assets. The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses

85

of each Fund (except PowerShares NASDAQ Internet Portfolio) (excluding interest expense, brokerage commissions, offering costs, sub-licensing fees and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average daily net assets per year (each an "Expense Cap"), at least until August 31, 2010. The offering costs excluded from the 0.60% Expense Cap are: (a) legal fees pertaining to each Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement (except with respect to PowerShares NASDAQ Internet Portfolio) also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

PowerShares NASDAQ Internet Portfolio pays the Adviser a unitary management fee equal to 0.60% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Adviser's unitary management fee is designed to pay PowerShares NASDAQ Internet Portfolio's expenses and to compensate the Adviser for providing services for the Fund.

A discussion regarding the basis for the Board's approval of the Funds' Investment Advisory Agreement is available in the Funds' Annual Report to Shareholders for the fiscal year ended April 30, 2009.

Each Fund (except PowerShares NASDAQ Internet Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees for use of the Underlying Intellidex, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

How to Buy and Sell Shares

The Shares are issued or redeemed by each Fund at NAV per Share only in Creation Units. See "Creations, Redemptions and Transaction Fees."

Most investors buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund will be listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each

86

leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade under the following symbols on the following Exchanges:

Fund	Symbol	Exchange
PowerShares Dynamic Basic Materials Sector Portfolio	PYZ	NYSE Arca

PowerShares Dynamic Consumer Discretionary Sector Portfolio	PEZ	NYSE Arca

PowerShares Dynamic Consumer Staples Sector Portfolio	PSL	NYSE Arca

PowerShares Dynamic Energy Sector Portfolio	PXI	NYSE Arca

PowerShares Dynamic Financial Sector Portfolio	PFI	NYSE Arca

PowerShares Dynamic Healthcare Sector Portfolio	PTH	NYSE Arca

PowerShares Dynamic Industrials Sector Portfolio	PRN	NYSE Arca

PowerShares Dynamic Technology Sector Portfolio	PTF	NYSE Arca

PowerShares Dynamic Telecommunications & Wireless Portfolio	PTE	NYSE Arca

PowerShares Dynamic Utilities Portfolio	PUI	NYSE Arca

PowerShares NASDAQ Internet Portfolio	PNQI	NASDAQ

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on the relevant Exchange may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The approximate value of Shares of each Fund will be disseminated every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

87

Frequent Purchases and Redemptions of Fund Shares

The Trust's Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund Shares ("market timing"). In establishing this policy, the Board evaluated the risks of market timing activities by the Trust's shareholders. The Board noted that a Fund's Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Funds' Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Funds' Shares trade at or close to NAV. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. The Funds impose transaction fees on in-kind purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by a Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund's trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds' Shares.

Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Purchase

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the securities included in the relevant Fund's Underlying Index or

88

Underlying Intellidex (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the NSCC immediately prior to the opening of business each day of the relevant Exchange. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of DTC ("DTC Participant") that has entered into an agreement with the principal underwriter and transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed creation transaction fee of $500 (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Redemption

Each Fund's custodian makes available immediately prior to the opening of business each day on the relevant Exchange, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are permitted

89

or required for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) in order to receive that day's NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m., Eastern time.

A fixed redemption transaction fee of $500 (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the relevant Exchange, and

•  You purchase or redeem Creation Units.

90

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

91

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on Fund distributions and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. For more information, please see the SAI section "Taxes."

Distributor

Invesco Aim Distributors, Inc. serves as the distributor (the "Distributor") of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

The Bank of New York Mellon (formerly known as The Bank of New York) ("BONY") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market, or in the case of the NASDAQ, at the NASDAQ official closing price. When price quotes are not readily available, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

92

Fund Service Providers

BONY, 101 Barclay Street, New York, NY 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, NewYork, NY 10036, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report for the fiscal year ended April 30, 2009, which is available upon request.

93

PowerShares Dynamic Basic Materials Sector Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through April 30,
	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$36.29	$31.65	$25.56
Net investment income**	0.42	0.33	0.24
Net realized and unrealized gain (loss) on investments	(16.15)	4.55	6.05
Total from investment operations	(15.73)	4.88	6.29
Distributions to shareholders from:
Net investment income	(0.42)	(0.24)	(0.20)
Net asset value at end of period	$20.14	$36.29	$31.65
Share price at end of period***	$20.15
NET ASSET VALUE, TOTAL RETURN****	(43.63)%	15.47%	24.69%
SHARE PRICE TOTAL RETURN****	(43.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$18,129	$43,550	$18,988
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.68%	0.71	%†
Expenses, prior to (Waivers) and/or Recapture	0.97%	0.96%	1.32	%†
Net investment income, after (Waivers) and/or Recapture	1.57%	0.95%	1.52	%†
Portfolio turnover rate††	47%	28%	9%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.03	$0.02

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

94

PowerShares Dynamic Consumer Discretionary Sector Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through April 30,
	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$22.45	$28.59	$25.43
Net investment income**	0.13	0.10	0.09
Net realized and unrealized gain (loss) on investments	(5.35)	(6.11)	3.23
Total from investment operations	(5.22)	(6.01)	3.32
Distributions to shareholders from:
Net investment income	(0.15)	(0.11)	(0.16)
Return of capital	(0.01)	(0.02)	—
Total distributions	(0.16)	(0.13)	(0.16)
Net asset value at end of period	$17.07	$22.45	$28.59
Share price at end of period***	$17.07
NET ASSET VALUE, TOTAL RETURN****	(23.19)%	(21.10)%	13.11%
SHARE PRICE TOTAL RETURN****	(23.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$13,658	$11,227	$17,156
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.64%	0.70%	0.72%†
Expenses, prior to (Waivers) and/or Recapture	1.68%	1.31%	1.41%†
Net investment income, after (Waivers) and/or Recapture	0.81%	0.36%	0.65%†
Portfolio turnover rate††	157%	95%	20%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.09)	$0.02	$(0.11)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

95

PowerShares Dynamic Consumer Staples Sector Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through April 30,
	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$26.75	$28.16	$25.25
Net investment income**	0.45	0.34	0.49
Net realized and unrealized gain (loss) on investments	(6.04)	(1.43)	2.69
Total from investment operations	(5.59)	(1.09)	3.18
Distributions to shareholders from:
Net investment income	(0.35)	(0.32)	(0.27)
Net asset value at end of period	$20.81	$26.75	$28.16
Share price at end of period***	$20.79
NET ASSET VALUE, TOTAL RETURN****	(21.02)%	(3.94)%	12.69%
SHARE PRICE TOTAL RETURN****	(21.09)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$37,453	$24,072	$11,264
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.69%	0.73	%†
Expenses, prior to (Waivers) and/or Recapture	0.94%	1.18%	1.46	%†
Net investment income, after (Waivers) and/or Recapture	2.07%	1.22%	3.42	%†
Portfolio turnover rate††	48%	44%	18%
Undistributed net investment income included in price of units issued and redeemed**#	$0.15	$0.22	$0.04

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

96

PowerShares Dynamic Energy Sector Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through April 30,
	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$38.80	$31.90	$25.80
Net investment income**	0.18	0.14	0.05
Net realized and unrealized gain (loss) on investments	(18.93)	6.84	6.08
Total from investment operations	(18.75)	6.98	6.13
Distributions to shareholders from:
Net investment income	(0.14)	(0.08)	(0.03)
Net asset value at end of period	$19.91	$38.80	$31.90
Share price at end of period***	$19.92
NET ASSET VALUE, TOTAL RETURN****	(48.52)%	21.93%	23.78%
SHARE PRICE TOTAL RETURN****	(48.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$25,878	$42,675	$19,137
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.68%	0.71	%†
Expenses, prior to (Waivers) and/or Recapture	0.98%	0.96%	1.22	%†
Net investment income, after (Waivers) and/or Recapture	0.65%	0.41%	0.28	%†
Portfolio turnover rate††	67%	50%	12%
Undistributed net investment income included in price of units issued and redeemed**#	$0.03	$0.02	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

97

PowerShares Dynamic Financial Sector Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through April 30,
	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$22.94	$26.51	$25.16
Net investment income**	0.24	0.25	0.13
Net realized and unrealized gain (loss) on investments	(8.33)	(3.59)	1.31
Total from investment operations	(8.09)	(3.34)	1.44
Distributions to shareholders from:
Net investment income	(0.22)	(0.23)	(0.09)
Net asset value at end of period	$14.63	$22.94	$26.51
Share price at end of period***	$14.60
NET ASSET VALUE, TOTAL RETURN****	(35.53)%	(12.69)%	5.72%
SHARE PRICE TOTAL RETURN****	(35.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$14,630	$22,943	$7,954
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.72%	0.72%†
Expenses, prior to (Waivers) and/or Recapture	1.13%	1.42%	1.38%†
Net investment income, after (Waivers) and/or Recapture	1.27%	1.07%	0.87%†
Portfolio turnover rate††	66%	50%	33%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$0.05	$(0.02)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

98

PowerShares Dynamic Healthcare Sector Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through April 30,
	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.87	$28.59	$25.01
Net investment income (loss)**	0.02	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	(8.00)	(2.67)	3.62
Total from investment operations	(7.98)	(2.72)	3.58
Net asset value at end of period	$17.89	$25.87	$28.59
Share price at end of period***	$17.86
NET ASSET VALUE, TOTAL RETURN****	(30.85)%	(9.51)%	14.31%
SHARE PRICE TOTAL RETURN****	(30.94)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$71,576	$119,019	$57,183
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.66%	0.71%†
Expenses, prior to (Waivers) and/or Recapture	0.71%	0.72%	1.20%†
Net investment loss, after (Waivers) and/or Recapture	0.10%	(0.17)%	(0.31)%†
Portfolio turnover rate††	96%	75%	14%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.01	$(0.04)	$(0.05)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

99

PowerShares Dynamic Industrials Sector Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through April 30,
	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$30.33	$29.34	$25.72
Net investment income**	0.22	0.14	0.04
Net realized and unrealized gain (loss) on investments	(11.55)	1.00	3.63
Total from investment operations	(11.33)	1.14	3.67
Distributions to shareholders from:
Net investment income	(0.15)	(0.15)	(0.04)
Return of capital	—	—	(0.01)
Total distributions	(0.15)	(0.15)	(0.05)
Net asset value at end of period	$18.85	$30.33	$29.34
Share price at end of period***	$18.82
NET ASSET VALUE, TOTAL RETURN****	(37.41)%	3.90%	14.28%
SHARE PRICE TOTAL RETURN****	(37.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$60,324	$36,397	$26,409
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.68%	0.71%†
Expenses, prior to (Waivers) and/or Recapture	0.81%	0.90%	1.19%†
Net investment income, after (Waivers) and/or Recapture	1.05%	0.45%	0.30%†
Portfolio turnover rate††	81%	84%	14%
Undistributed net investment income included in price of units issued and redeemed**#	$0.03	$0.00 (a)	$0.01

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment return calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

100

PowerShares Dynamic Technology Sector Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through April 30,
	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.83	$27.76	$25.54
Net investment loss**	(0.01)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	(7.53)	(2.84)	2.29
Total from investment operations	(7.54)	(2.93)	2.22
Net asset value at end of period	$17.29	$24.83	$27.76
Share price at end of period***	$17.29
NET ASSET VALUE, TOTAL RETURN****	(30.37)%	(10.55)%	8.69%
SHARE PRICE TOTAL RETURN****	(30.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$25,932	$37,246	$22,210
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.68%	0.71%†
Expenses, prior to (Waivers) and/or Recapture	0.89%	0.94%	1.25%†
Net investment loss, after (Waivers) and/or Recapture	(0.04)%	(0.36)%	(0.49)%†
Portfolio turnover rate††	90%	77%	27%
Undistributed net investment loss included in price of units issued and redeemed**#	$(0.02)	$(0.05)	$(0.02)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment return calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

101

PowerShares Dynamic Telecommunications & Wireless Portfolio

	Year Ended April 30,			For the Period December 6, 2005* Through April 30,
	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$15.27	$19.77	$16.67	$14.95
Net investment income**	0.20	0.18	0.22	0.05
Net realized and unrealized gain (loss) on investments	(4.22)	(4.23)	3.08	1.70
Total from investment operations	(4.02)	(4.05)	3.30	1.75
Distributions to shareholders from:
Net investment income	(0.16)	(0.23)	(0.20)	(0.03)
Return of capital	—	(0.22)	—	—
Total distributions	(0.16)	(0.45)	(0.20)	(0.03)
Net asset value at end of period	$11.09	$15.27	$19.77	$16.67
Share price at end of period***		$11.09
NET ASSET VALUE, TOTAL RETURN****	(26.55)%	(20.96)%	19.93%	11.74%
SHARE PRICE TOTAL RETURN****	(26.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$14,412	$18,320	$33,606	$31,669
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.66%	0.67%†
Expenses, prior to (Waivers) and/or Recapture	1.29%	1.01%	1.12%	0.97%†
Net investment income, after (Waivers) and/or Recapture	1.59%	0.94%	1.24%	0.79%†
Portfolio turnover rate††	46%	49%	43%	3%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$(0.02)	$(0.02)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

102

PowerShares Dynamic Utilities Portfolio

	Year Ended April 30,			For the Period October 26, 2005* Through April 30,
	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$19.01	$20.54	$16.33	$15.32
Net investment income**	0.54	0.45	0.44	0.24
Net realized and unrealized gain (loss) on investments	(5.95)	(1.53)	4.16	0.96
Total from investment operations	(5.41)	(1.08)	4.60	1.20
Distributions to shareholders from:
Net investment income	(0.45)	(0.45)	(0.39)	(0.19)
Net asset value at end of period	$13.15	$19.01	$20.54	$16.33
Share price at end of period***		$13.13
NET ASSET VALUE, TOTAL RETURN****	(29.00)%	(5.34)%	28.48%	7.82%
SHARE PRICE TOTAL RETURN****	(29.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$42,071	$39,929	$59,579	$22,861
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.69%†
Expenses, prior to (Waivers) and/or Recapture	0.82%	0.86%	0.92%	0.89%†
Net investment income, after (Waivers) and/or Recapture	3.44%	2.32%	2.34%	2.62%†
Portfolio turnover rate††	68%	64%	39%	38%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$(0.05)	$0.05	$(0.01)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

103

PowerShares NASDAQ Internet Portfolio

	For the Period June 10, 2008* Through April 30, 2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.72
Net investment loss**	(0.08)
Net realized and unrealized loss on investments	(6.74)
Total from investment operations	(6.82)
Distributions to shareholders from:
Return of capital	(0.01)
Net asset value at end of period	$17.89
Share price at end of period***	$17.88
NET ASSET VALUE, TOTAL RETURN****	(27.56	)%(a)
SHARE PRICE TOTAL RETURN****	(27.60	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,789
Ratio to average net assets of:
Expenses	0.60	%†
Net investment loss	(0.51	)%†
Portfolio turnover rate††	25%
Undistributed net investment income included in price of units issued and redeemed**#	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value, total return from Fund Inception (June 12, 2008, first day of trading on the Exchange) to April 30, 2009 was (25.33)%. The share price total return from Fund Inception to April 30, 2009 was (26.53)%.

104

Intellidex and Index Providers

NYSE Arca is the Intellidex Provider for PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio and PowerShares Dynamic Utilities Portfolio. The Intellidex Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Intellidex Provider to use the Intellidexes. The Funds are entitled to use their respective Underlying Intellidex pursuant to a sub-licensing arrangement with the Adviser.

NYSE Arca develops, calculates, and maintains its own proprietary indices and serves as the calculation agent for third-party indices. NYSE Arca publishes index values to market data vendors through the facilities of the Consolidated Tape Association's Network B. The more than 200 index values currently calculated by NYSE Arca are used as benchmarks, or to support the trading of exchange traded funds, index options and other structured products listed on NYSE Arca. Index changes (additions, deletions, share changes, price adjustments, rebalances, etc.) are announced by NYSE Arca as early as practicable prior to the effectiveness of the change or scheduled event–these announcements are currently available on the Indexes Daily List on http://www.nyxdata.com.

The NASDAQ Internet IndexSM is calculated and maintained by NASDAQ OMX Group, Inc. Provider. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use the NASDAQ Internet IndexSM. PowerShares NASDAQ Internet Portfolio is entitled to use the NASDAQ Internet IndexSM pursuant to a sub-licensing agreement with the Adviser.

Set forth below is a list of each Fund and the Underlying Index or Underlying Intellidex upon which it is based:

Fund	Underlying Index or Underlying Intellidex
PowerShares Dynamic Basic Materials Sector Portfolio	Dynamic Basic Materials Sector IntellidexSM Index

PowerShares Dynamic Consumer Discretionary Sector Portfolio	Dynamic Consumer Discretionary Sector IntellidexSM Index

PowerShares Dynamic Consumer Staples Sector Portfolio	Dynamic Consumer Staples Sector IntellidexSM Index

PowerShares Dynamic Energy Sector Portfolio	Dynamic Energy Sector IntellidexSM Index

PowerShares Dynamic Financial Sector Portfolio	Dynamic Financial Sector IntellidexSM Index

PowerShares Dynamic Healthcare Sector Portfolio	Dynamic Healthcare Sector IntellidexSM Index

PowerShares Dynamic Industrials Sector Portfolio	Dynamic Industrials Sector IntellidexSM Index

PowerShares Dynamic Technology Sector Portfolio	Dynamic Technology Sector IntellidexSM Index

PowerShares Dynamic Telecommunications & Wireless Portfolio	Dynamic Telecommunications & Wireless IntellidexSM Index

PowerShares Dynamic Utilities Portfolio	Dynamic Utilities IntellidexSM Index

PowerShares NASDAQ Internet Portfolio	NASDAQ Internet IndexSM

105

Disclaimers

The Dynamic Basic Materials Sector IntellidexSM Index, Dynamic Consumer Discretionary Sector IntellidexSM Index, Dynamic Consumer Staples Sector IntellidexSM Index, Dynamic Energy Sector IntellidexSM Index, Dynamic Financial Sector IntellidexSM Index, Dynamic Healthcare Sector IntellidexSM Index, Dynamic Industrials Sector IntellidexSM Index, Dynamic Technology Sector IntellidexSM Index, Dynamic Telecommunications & Wireless IntellidexSM Index and Dynamic Utilities IntellidexSM Index are trademarks of NYSE Arca which are licensed for use by the Adviser.

None of the Funds is sponsored or endorsed by NYSE Arca and NYSE Arca makes no warranty or representation as to the accuracy and/or completeness of the Underlying Intellidexes or the results to be obtained by a person from the use of the Underlying Intellidexes or the trading of the Funds and does not make any representation regarding the advisability of investing in Shares of these Funds.

NYSE Arca makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in Shares of the Funds or the ability of the Funds to track the performance of any sector of the stock market. As the Intellidex Provider, the NYSE Arca's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and Dynamic Basic Materials Sector IntellidexSM Index, Dynamic Consumer Discretionary Sector IntellidexSM Index, Dynamic Consumer Staples Sector IntellidexSM Index, Dynamic Energy Sector IntellidexSM Index, Dynamic Financial Sector IntellidexSM Index, Dynamic Healthcare Sector IntellidexSM Index, Dynamic Industrials Sector IntellidexSM Index, Dynamic Technology Sector IntellidexSM Index, Dynamic Telecommunications & Wireless IntellidexSM Index and Dynamic Utilities Intellidex Index, which are determined, composed and calculated by NYSE Arca without regard to the Funds. NYSE Arca has no obligation to take the needs of the owners of Shares into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares.

The Underlying Intellidexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. NYSE Arca has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. NYSE Arca has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN AND NYSE ARCA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. THE AMEX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE DISTRIBUTOR, THE ADVISER, THE TRUST OR OWNERS OF SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INTELLIDEXES OR

106

ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares NASDAQ Internet Portfolio is not sponsored, endorsed, sold or promoted by the NASDAQ OMX Group, Inc. or its affiliates) (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, PowerShares NASDAQ Internet Portfolio. The Corporations make no representation or warranty, express or implied to the owners of PowerShares NASDAQ Internet Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares NASDAQ Internet Portfolio particularly, or the ability of the NASDAQ Internet IndexSM to track general stock market performance. The Corporations' only relationship to the Adviser is in the licensing of the NASDAQ®, and NASDAQ Internet IndexSMtrade/service marks, and certain trade names of the Corporations and the use of the NASDAQ Internet IndexSM which is determined, composed and calculated by NASDAQ OMX without regard to Adviser or PowerShares NASDAQ Internet Portfolio. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of PowerShares NASDAQ Internet Portfolio into consideration in determining, composing or calculating the NASDAQ Internet IndexSM. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of PowerShares NASDAQ Internet Portfolio to be issued or in the determination or calculation of the equation by which PowerShares NASDAQ Internet Portfolio is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of PowerShares NASDAQ Internet Portfolio. "NASDAQ®" is a registered trademark and is used under license.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ INTERNET INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF POWERSHARES NASDAQ INTERNET PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ INTERNET INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ INTERNET INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or Underlying Intellidexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Index or Underlying Intellidexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or Underlying Intellidexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability

107

for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index or Underlying Intellidexes even if notified of the possibility of such damages.

Premium/Discount Information

The following tables present information about the differences between the daily market price on secondary markets for Shares and each Fund's NAV. NAV is the price per share at which each Fund issues and redeems Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the exchange on which the Fund is listed for trading, as of the time the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of each Fund on a given day, generally at the time NAV is calculated. A premium is the amount that each Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that each Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds. The information shown for the Funds is for the fiscal year ended April 30, 2009 and for each of the last four calendar quarters.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

108

PowerShares Dynamic Basic Materials Sector Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.19%	0.00%	0.00%	4.69%	0.00%
Between 0.25% and 0.5%	5.56%	3.17%	4.92%	14.06%	3.13%
Between 0.0% and 0.25%	36.91%	41.27%	24.59%	31.25%	46.87%
Between -0.25% and 0.0%	51.98%	55.56%	63.93%	39.06%	50.00%
Between -0.25% and -0.5%	3.57%	0.00%	4.92%	9.38%	0.00%
Greater than -0.5%	0.79%	0.00%	1.64%	1.56%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Consumer Discretionary Sector Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.98%	0.00%	0.00%	6.25%	1.56%
Between 0.25% and 0.5%	2.38%	0.00%	0.00%	7.81%	1.56%
Between 0.0% and 0.25%	36.51%	23.81%	39.34%	35.94%	25.01%
Between -0.25% and 0.0%	56.75%	76.19%	59.02%	45.31%	68.75%
Between -0.25% and -0.5%	1.59%	0.00%	1.64%	3.13%	1.56%
Greater than -0.5%	0.79%	0.00%	0.00%	1.56%	1.56%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

109

PowerShares Dynamic Consumer Staples Sector Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	2.38%	0.00%	1.64%	4.69%	3.13%
Between 0.25% and 0.5%	3.17%	0.00%	0.00%	7.81%	4.69%
Between 0.0% and 0.25%	42.46%	19.04%	34.42%	43.75%	46.87%
Between -0.25% and 0.0%	50.00%	79.37%	57.38%	42.19%	45.31%
Between -0.25% and -0.5%	1.59%	1.59%	4.92%	1.56%	0.00%
Greater than -0.5%	0.40%	0.00%	1.64%	0.00%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Energy Sector Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	2.38%	0.00%	0.00%	7.81%	1.56%
Between 0.25% and 0.5%	4.37%	0.00%	6.56%	6.25%	4.69%
Between 0.0% and 0.25%	33.33%	39.68%	40.98%	23.44%	32.81%
Between -0.25% and 0.0%	54.37%	52.38%	47.54%	51.56%	60.94%
Between -0.25% and -0.5%	3.57%	7.94%	3.28%	4.69%	0.00%
Greater than -0.5%	1.98%	0.00%	1.64%	6.25%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

110

PowerShares Dynamic Financial Sector Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	4.37%	0.00%	1.64%	10.94%	4.69%
Between 0.25% and 0.5%	6.34%	1.59%	1.64%	15.63%	7.81%
Between 0.0% and 0.25%	40.07%	38.10%	37.70%	37.49%	48.43%
Between -0.25% and 0.0%	40.48%	50.79%	42.62%	25.00%	35.94%
Between -0.25% and -0.5%	4.37%	9.52%	6.56%	6.25%	0.00%
Greater than -0.5%	4.37%	0.00%	9.84%	4.69%	3.13%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Healthcare Sector Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.98%	0.00%	0.00%	3.13%	4.69%
Between 0.25% and 0.5%	2.78%	0.00%	0.00%	7.81%	3.13%
Between 0.0% and 0.25%	30.95%	22.22%	16.39%	37.49%	29.68%
Between -0.25% and 0.0%	61.51%	76.19%	78.69%	46.88%	62.50%
Between -0.25% and -0.5%	2.78%	1.59%	4.92%	4.69%	0.00%
Greater than -0.5%	0.00%	0.00%	0.00%	0.00%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

111

PowerShares Dynamic Industrials Sector Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	2.38%	0.00%	0.00%	4.69%	4.69%
Between 0.25% and 0.5%	3.18%	3.17%	1.64%	6.25%	3.13%
Between 0.0% and 0.25%	34.13%	47.62%	27.87%	34.37%	28.12%
Between -0.25% and 0.0%	57.14%	47.62%	65.57%	48.44%	64.06%
Between -0.25% and -0.5%	3.17%	1.59%	4.92%	6.25%	0.00%
Greater than -0.5%	0.00%	0.00%	0.00%	0.00%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Technology Sector Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.59%	0.00%	1.64%	4.69%	0.00%
Between 0.25% and 0.5%	3.97%	1.59%	6.56%	4.69%	3.13%
Between 0.0% and 0.25%	40.87%	34.92%	34.42%	34.37%	45.30%
Between -0.25% and 0.0%	48.81%	63.49%	49.18%	48.44%	48.44%
Between -0.25% and -0.5%	3.57%	0.00%	6.56%	7.81%	0.00%
Greater than -0.5%	1.19%	0.00%	1.64%	0.00%	3.13%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

112

PowerShares Dynamic Telecommunications & Wireless Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.19%	0.00%	0.00%	3.13%	1.56%
Between 0.25% and 0.5%	4.76%	1.59%	3.28%	10.94%	4.69%
Between 0.0% and 0.25%	34.92%	19.05%	22.95%	26.55%	48.43%
Between -0.25% and 0.0%	54.37%	58.73%	68.85%	48.44%	42.19%
Between -0.25% and -0.5%	3.97%	4.76%	4.92%	7.81%	3.13%
Greater than -0.5%	0.79%	15.87%	0.00%	3.13%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Utilities Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	2.38%	0.00%	0.00%	7.81%	1.56%
Between 0.25% and 0.5%	4.76%	0.00%	0.00%	12.50%	6.25%
Between 0.0% and 0.25%	31.75%	25.39%	24.59%	31.25%	35.94%
Between -0.25% and 0.0%	57.54%	73.02%	70.49%	40.63%	54.69%
Between -0.25% and -0.5%	3.17%	1.59%	4.92%	6.25%	1.56%
Greater than -0.5%	0.40%	0.00%	0.00%	1.56%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

113

PowerShares NASDAQ Internet Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	3.17%	6.35%	1.64%	0.00%	4.65%
Between 0.25% and 0.5%	3.70%	4.76%	1.64%	7.81%	0.00%
Between 0.0% and 0.25%	29.63%	19.05%	29.51%	31.25%	37.21%
Between -0.25% and 0.0%	60.32%	69.84%	65.57%	56.25%	53.49%
Between -0.25% and -0.5%	2.12%	0.00%	1.64%	4.69%	0.00%
Greater than -0.5%	1.06%	0.00%	0.00%	0.00%	4.65%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Total Return Information

The table below presents information about the total return of each Underlying Index or Underlying Intellidex, as applicable, in comparison to the total return of the Funds. The information presented for the Funds is for the fiscal year ended April 30, 2009.

"Average annual total returns" represent the average annual change in value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated. A Fund's per Share NAV is the value of one Share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of a Fund, and the market return is based on the market price per Share of a Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which a Fund is listed for trading, as of the time that a Fund's NAV is calculated. Since a Fund's Shares typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of a Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Funds, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Funds. These expenses negatively impact the performance of the Funds. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of

114

Shares of a Fund. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Funds' past performance is no guarantee of future results.

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
PowerShares Dynamic Basic Materials Sector Portfolio (At NAV)	-43.63%	N/A	-7.87%	-18.85%
PowerShares Dynamic Basic Materials Sector Portfolio (At Market)	-43.59%	N/A	-7.84%	-18.77%
Dynamic Basic Materials Sector IntellidexSM Index	-42.76%	N/A	-6.83%	-16.50%
S&P Materials Index	-40.05%	N/A	-6.65%	-16.28%
Dow Jones Basic Materials Index	-48.15%	N/A	-9.28%	-22.24%
PowerShares Dynamic Consumer Discretionary Sector Portfolio (At NAV)	-23.19%	N/A	-13.77%	-31.45%
PowerShares Dynamic Consumer Discretionary Sector Portfolio (At Market)	-23.22%	N/A	-13.76%	-31.42%
Dynamic Consumer Discretionary Sector IntellidexSM Index	-23.33%	N/A	-13.47%	-30.84%
S&P Consumer Discretionary Index	-26.10%	N/A	-13.18%	-30.59%
Dow Jones Consumer Services Index	-25.82%	N/A	-12.23%	-28.61%
PowerShares Dynamic Consumer Staples Sector Portfolio (At NAV)	-21.02%	N/A	-5.96%	-14.50%
PowerShares Dynamic Consumer Staples Sector Portfolio (At Market)	-21.09%	N/A	-6.01%	-14.61%
Dynamic Consumer Staples Sector IntellidexSM Index	-20.42%	N/A	-5.32%	-12.99%
S&P Consumer Staples Index	-19.93%	N/A	-3.03%	-7.64%
Dow Jones Consumer Goods Index	-27.24%	N/A	-9.29%	-22.27%
PowerShares Dynamic Energy Sector Portfolio (At NAV)	-48.52%	N/A	-9.43%	-22.30%
PowerShares Dynamic Energy Sector Portfolio (At Market)	-48.44%	N/A	-9.38%	-22.20%
Dynamic Energy Sector IntellidexSM Index	-48.47%	N/A	-9.04%	-21.45%
S&P Energy Index	-41.32%	N/A	-3.90%	-9.78%
Dow Jones Oil & Gas Index	-40.95%	N/A	-3.15%	-7.93%

115

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
PowerShares Dynamic Financial Sector Portfolio (At NAV)	-35.53%	N/A	-18.43%	-40.49%
PowerShares Dynamic Financial Sector Portfolio (At Market)	-35.66%	N/A	-18.48%	-40.59%
Dynamic Financial Sector IntellidexSM Index	-35.05%	N/A	-17.85%	-39.41%
S&P Financials Index	-57.55%	N/A	-34.22%	-66.10%
Dow Jones Financials Index	-54.47%	N/A	-33.08%	-64.57%
PowerShares Dynamic Healthcare Sector Portfolio (At NAV)	-30.85%	N/A	-12.32%	-28.47%
PowerShares Dynamic Healthcare Sector Portfolio (At Market)	-30.94%	N/A	-12.38%	-28.59%
Dynamic Healthcare Sector IntellidexSM Index	-30.42%	N/A	-11.70%	-27.18%
S&P Health Care Index	-21.53%	N/A	-9.80%	-23.40%
Dow Jones Healthcare Index	-20.74%	N/A	-8.76%	-21.08%
PowerShares Dynamic Industrials Sector Portfolio (At NAV)	-37.41%	N/A	-11.00%	-25.68%
PowerShares Dynamic Industrials Sector Portfolio (At Market)	-37.51%	N/A	-11.04%	-25.77%
Dynamic Industrials Sector IntellidexSM Index	-36.87%	N/A	-10.34%	-24.27%
S&P Industrials Index	-42.48%	N/A	-14.62%	-33.52%
Dow Jones Industrials Index	-34.12%	N/A	-10.53%	-24.98%
PowerShares Dynamic Technology Sector Portfolio (At NAV)	-30.37%	N/A	-14.20%	-32.30%
PowerShares Dynamic Technology Sector Portfolio (At Market)	-30.31%	N/A	-14.20%	-32.30%
Dynamic Technology Sector IntellidexSM Index	-29.96%	N/A	-13.64%	-31.18%
S&P Information Technology Index	-26.69%	N/A	-7.37%	-17.95%
Dow Jones Technology Index	-25.45%	N/A	-7.02%	-17.14%
PowerShares Dynamic Telecommunications & Wireless Portfolio (At NAV)	-26.55%	-11.37%	-7.13%	-22.21%

116

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
PowerShares Dynamic Telecommunications & Wireless Portfolio (At Market)	-26.55%	-11.39%	-7.13%	-22.21%
Dynamic Telecommunications & Wireless IntellidexSM Index	-25.87%	-10.88%	-6.48%	-20.36%
S&P Telecommunication Services Index	-26.05%	-2.94%	-0.39%	-1.34%
S&P Information Technology Index	-26.69%	-6.63%	-5.85%	-18.62%
Russell 3000® Index	-34.95%	-10.94%	-7.98%	-24.74%
S&P SuperComposite Telecommunications Services Index	-32.76%	-2.85%	-2.02%	-6.89%
PowerShares Dynamic Utilities Portfolio (At NAV)	-29.00%	-4.77%	-2.01%	-6.89%
PowerShares Dynamic Utilities Portfolio (At Market)	-29.11%	-4.80%	-2.02%	-6.92%
Dynamic Utilities IntellidexSM Index	-28.58%	-4.20%	-1.39%	-4.79%
S&P Utilities Index (name change from S&P SuperComposite Utilities Index)	-32.76%	-2.85%	-2.08%	-7.09%
Dow Jones Utilities Index	-31.80%	-2.31%	-1.75%	-5.99%
Russell 3000® Index	-34.95%	-10.94%	-6.79%	-21.81%
PowerShares NASDAQ Internet Portfolio (At NAV)	N/A	N/A	N/A	-25.33%
PowerShares NASDAQ Internet Portfolio (At Market)	N/A	N/A	N/A	-26.53%
NASDAQ Internet IndexSM	N/A	N/A	N/A	-25.05%
NASDAQ-100® Index	N/A	N/A	N/A	-31.02%

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

117

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. The Trust, however, has received from the SEC an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchanges is satisfied by the fact that the prospectus is available at the Exchanges upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

118

For More Information

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Funds' SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds' investments is also available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, please:

Call:  Invesco Aim Distributors, Inc. at 1-800-337-4246
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust
c/o Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21265.

119

PowerShares Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-PS-PRO-3

PowerShares Exchange-Traded Fund Trust

PowerShares Aerospace & Defense Portfolio - PPA

PowerShares CleantechTM Portfolio - PZD

PowerShares DWA Technical LeadersTM Portfolio - PDP

PowerShares Golden Dragon Halter USX China Portfolio - PGJ

PowerShares Listed Private Equity Portfolio - PSP

PowerShares Lux Nanotech Portfolio - PXN

PowerShares NASDAQ-100 BuyWrite Portfolio - PQBW

PowerShares S&P 500 BuyWrite Portfolio - PBP

PowerShares Value Line Industry Rotation Portfolio - PYH

PowerShares Value Line TimelinessTM Select Portfolio - PIV

PowerShares Water Resources Portfolio - PHO

PowerShares WilderHill Clean Energy Portfolio - PBW

PowerShares WilderHill Progressive Energy Portfolio - PUW

PowerShares Exchange-Traded Fund Trust (the "Trust") is a registered investment company consisting of 62 separate exchange-traded index funds. Additional funds may be offered in the future. This Prospectus relates to the 13 funds of the Trust listed on the front cover (each a "Fund" and, together, the "Funds").

The shares (the "Shares") of the Funds are listed on NYSE Arca, Inc. ("NYSE Arca"), except for the Shares of PowerShares NASDAQ-100 BuyWrite Portfolio, which are listed on The NASDAQ Stock Market LLC ("NASDAQ" and, together with NYSE Arca, the "Exchanges"). Market prices for Shares may be different from their net asset value ("NAV"). Each Fund issues and redeems Shares only in large blocks consisting of 50,000 Shares ("Creation Units"). Creation Units of each Fund are issued and redeemed principally in-kind for securities included in a specified index.

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus Dated August 31, 2009

NOT FEDERAL DEPOSIT INSURANCE
CORPORATION ("FDIC") INSURED. MAY LOSE VALUE.
NO BANK GUARANTEE.

4	Introduction – PowerShares Exchange-Traded Fund Trust

4	Who Should Invest in the Funds

4	Tax Advantaged Product Structure

5	PowerShares Aerospace & Defense Portfolio

14	PowerShares CleantechTM Portfolio

22	PowerShares DWA Technical LeadersTM Portfolio

28	PowerShares Golden Dragon Halter USX China Portfolio

38	PowerShares Listed Private Equity Portfolio

46	PowerShares Lux Nanotech Portfolio

55	PowerShares NASDAQ-100 BuyWrite Portfolio

61	PowerShares S&P 500 BuyWrite Portfolio

68	PowerShares Value Line Industry Rotation Portfolio

74	PowerShares Value Line TimelinessTM Select Portfolio

82	PowerShares Water Resources Portfolio

90	PowerShares WilderHill Clean Energy Portfolio

99	PowerShares WilderHill Progressive Energy Portfolio

106	Additional Investment Strategies

106	Additional Risks

107	Portfolio Holdings

107	Management of the Funds

110	How to Buy and Sell Shares

111	Frequent Purchases and Redemptions of Fund Shares

112	Creations, Redemptions and Transaction Fees

115	Dividends, Distributions and Taxes

117	Distributor

117	Net Asset Value

118	Fund Service Providers

118	Financial Highlights

132	Index Providers

134	Disclaimers

142	Premium/Discount Information

149	Total Return Information

153	Other Information

3

Introduction
PowerShares Exchange-Traded Fund Trust

The Trust is an investment company consisting of 62 separate exchange-traded "index funds." The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the price and yield of a specified market index. This Prospectus relates to the Funds listed on the cover page. Invesco PowerShares Capital Management LLC (the "Adviser") is the investment adviser for the funds.

The Shares of the Funds are listed and traded on either NYSE Arca or the NASDAQ. The market prices for the Shares may be different from their NAVs. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks, each called a "Creation Unit." Creation Units of the Funds are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, the Shares of the Funds are not redeemable securities of the Funds.

Who Should Invest in the Funds

The Funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in a specified index. The Funds may be suitable for long-term investment in the market represented in the relevant index and may also be used as an asset allocation tool or as a speculative trading instrument.

Tax Advantaged Product Structure

Unlike interests in conventional mutual funds, which are typically bought and sold at closing NAVs, the Funds' Shares are traded throughout the day on a national securities exchange. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These in-kind arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet Fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

Certain Funds may recognize gains as a result of rebalancing their securities holdings to reflect changes in the securities included in such Fund's underlying index. Certain Funds may be required to distribute any such gains to their shareholders to avoid adverse federal income tax consequences. For further discussion of the distribution requirements that apply to such Funds, see "Taxes" in the Funds' Statement of Additional Information ("SAI"). For information concerning the tax consequences of distributions, see "Dividends, Distributions and Taxes" in this Prospectus.

The Funds may invest in derivatives, the use of which will generally result in the realization of short-term capital gains that will be taxable as ordinary income when distributed to investors.

4

PowerShares
Aerospace & Defense
Portfolio

Ticker: PPA Intraday NAV Ticker: HKR (Ticker: DXS)	CUSIP: 73935X690 Underlying Index: SPADETM Defense Index

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the SPADETM Defense Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of aerospace and defense companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is currently comprised of approximately 59 U.S. companies whose shares are listed on the New York Stock Exchange ("NYSE"), NYSE Amex or quoted on the NASDAQ. These are companies that are principally engaged in the research, development, manufacture, operation and support of defense, military, homeland security and space operations. These may include, for example, companies that provide the following products or services: defense electronics, aircraft, naval vessels, missiles, spacecraft and launch vehicles, ground vehicles, communications, sensors, information technology and network centric warfare, unmanned vehicles, satellite-based services and ground-based equipment and electronics. Stocks are identified by ISBC, LLC ("ISBC" or the "Index Provider"). As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $134.2 million and $48.9 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase stocks not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize

5

various combinations of other available investment techniques, in seeking to track accurately the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index in anticipation of their removal from the Underlying Index, or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Methodology

The Underlying Index is a modified market capitalization weighted index comprised of publicly traded companies that seeks to measure the performance of securities in the defense, military, homeland security and space marketplace.

Index Construction

The Underlying Index includes companies that are involved with the development, manufacture, operation and support of U.S. defense, military, homeland security and space operations that are listed on the NYSE, NYSE Amex or quoted on the NASDAQ. To be included in the Underlying Index, components must meet the following criteria:

(1) Maintain a minimum $100 million market valuation during the 25 days preceding the initial inclusion date.

(2) Maintain a minimum $5.00 daily sale price during the 25 days preceding the initial inclusion date.

(3) Have a minimum average daily trading volume over the preceding 25 days prior to the inclusion date of 50,000 shares.

(4) Have a quarterly sales/revenue/turnover of at least $10 million for the prior two announced quarters preceding its inclusion.

ISBC may at any time and from time to time change the number of issues comprising the Underlying Index by adding or deleting one or more components, or replace one or more issues contained in the Underlying Index with one or more substitute stocks of its choice, if in ISBC's discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the industry groups to which the Underlying Index relates.

Calculation Methodology

The Underlying Index is calculated using a modified market capitalization weighting methodology. The components' market capitalization weights are modified to conform to asset diversification rules, which are applied in conjunction with the scheduled quarterly updates to the Underlying Index.

Maintenance of the Index

(1) In the event of a merger between two components, the share weight of the surviving entity may be adjusted to account for any shares issued in the acquisition.

(2) ISBC may substitute components or change the number of issues included in the Underlying Index, based on changing conditions in the industry or in the event of certain types of corporate actions, including mergers, acquisitions, spin-offs and reorganizations.

(3) In the event of component or share weight changes to the Underlying Index portfolio, the payment of dividends other than ordinary cash dividends, spin-offs, rights offerings, re-capitalizations or other corporate actions affecting a component

6

of the Underlying Index, the Underlying Index divisor may be adjusted to ensure that there are no changes to the Underlying Index level as a result of non-market forces.

(4) For changes in a component's shares outstanding greater than 5% due to a merger, acquisition or spin-off, an adjustment will be made effective after the close on the effective date of the corporate action. Share changes less than 5% are made during the scheduled quarterly updates to the Underlying Index.

Quarterly Updates to the Underlying Index

Changes to the Underlying Index composition and/or the component share weights in the Underlying Index typically take effect after the close of trading on the next to last business day of each calendar quarter month ("Rebalance Date"). The components and weights will be determined and announced at the close of trading two days prior to the Rebalance Date. In conjunction with the quarterly review, the share weights used in the calculation of the Underlying Index are updated based upon current shares outstanding and prices as of the close of trading two business days prior to the Rebalance Date. The share weight of each component in the Underlying Index portfolio remains fixed between quarterly reviews except in the event of certain types of corporate actions such as splits, reverse splits, stock dividends or similar events.

Continued Inclusion

Component stocks will typically be removed from the Underlying Index under the following conditions at the time of rebalancing:

(1) Total market capitalization falls below $75 million for 25 consecutive trading days.

(2) The average daily trading volume declines below 40,000 shares for the 25 preceding trading days.

(3) Last-reported sale price falls below $3.00 per share.

The above requirements notwithstanding, ISBC reserves the authority to remove one or more component stocks at any time if it believes such stocks no longer provide adequate representation of the sector or no longer maintain the quality and/or character of the Underlying Index.

Index Adjustments: Scheduling and Pre-Announcement

Rebalancing will occur during the months of March, June, September and December during which time the component stocks of the Underlying Index will be reviewed to determine their ongoing eligibility and new companies will be added that meet the criteria for inclusion.

Whenever practical, ISBC will pre-announce stock additions and/or deletions as well as certain Underlying Index share weight changes at least two trading days before making such changes effective – either via www.nyxdata.com, broadcast email or press release. Rebalancing will become effective on the next to last business day in March, June, September and December.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

7

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index.

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Aerospace and Defense Industry Concentration Risk

The aerospace and defense industry can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services. There are significant inherent risks in contracting with the U.S. Government which could have a material adverse

8

effect on the business, financial condition and results of operations of industry participants, including:

–  termination by the U.S. Government of any contract as a result of a default by industry participants could subject them to liability for the excess costs incurred by the U.S. Government in procuring undelivered items from another source;

–  termination by the U.S. Government of any contract for convenience would generally limit industry participants recovery to costs already incurred or committed and limit participants profit to work completed prior to termination;

–  modification of U.S. Government contracts due to lack of congressional funding or changes in such funding could subject certain contracts to termination or modification;

–  failure to comply, even inadvertently, with the extensive and complex U.S. Government laws and regulations applicable to certain U.S. Government contracts and the laws governing the export of controlled products and commodities could subject industry participants to contract termination, civil and criminal penalties and, under certain circumstances, suspension from future U.S. Government contracts and exporting of products for a specific period of time;

–  results of routine U.S. Government audits and review could, in certain circumstances, lead to adjustments to industry contract prices, which could be significant; and

–  successful bids for U.S. Government contracts or the profitability of such contracts, if awarded, cannot be guaranteed in the light of the competitive bidding atmosphere under which U.S. Government contracts are awarded.

Furthermore, because companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services, those companies could be adversely impacted by future reductions or changes in U.S. Government spending. U.S. Government spending in aerospace and defense is not generally correlated with any economic cycle, but rather, on the cycle of general political support for this type of spending. However, there is no assurance that future levels of aerospace and defense spending will increase or that levels of aerospace and defense spending will not decrease in the future.

In addition, the aerospace and defense industry can be affected by competition within the industry, labor relations and the price of fuel. Airline deregulation has substantially diminished the Government's role in the air transport industry while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

9

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was (0.06)%.

Best Quarter	Worst Quarter
10.79% (2nd Quarter 2007)	(17.75)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

10

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Aerospace & Defense Portfolio (return before taxes)	(37.51)%	(1.41)%
PowerShares Dynamic Aerospace & Defense Portfolio (return after taxes on distributions)	(37.72)%	(1.59)%
PowerShares Dynamic Aerospace & Defense Portfolio (return after taxes on distributions and sale of Fund Shares)	(24.37)%	(1.28)%
S&P SuperComposite Aerospace & Defense Index (reflects no deduction for fees, expenses or taxes)	(36.41)%	1.10%
DJ US Aerospace and Defense Index (reflects no deduction for fees, expenses or taxes)	(38.66)%	(0.82)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(6.10)%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes	(37.31)%	(6.26)%
SPADETM Defense Index (reflects no deduction for fees, expenses or taxes)	(38.03)%	(1.87)%

*  The Fund commenced operations on October 26, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P SuperComposite Aerospace & Defense Index, DJ US Aerospace and Defense Index, S&P 500® Index and Russell 3000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 34, 50, 500 and 2,918 common stocks, respectively. The S&P SuperComposite Aerospace & Defense Index and the DJ US Aerospace and Defense Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

11

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.17%
Total Gross Annual Fund Operating Expenses	0.67%
Fee Waivers and Expense Assumption(3)	0.01%
Total Net Annual Fund Operating Expenses	0.66%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$67	$213	$372	$834

(1)  When buying or selling shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units.

12

Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 59 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 59 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $11,115, $33,005, $56,832 and $126,035 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation ("NSCC") or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

13

PowerShares
CleantechTM Portfolio

Ticker: PZD Intraday NAV Ticker: PZD.IV (Ticker: CTIUS)	CUSIP: 739535X278 Underlying Index: The Cleantech IndexTM

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Cleantech IndexTM (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in stocks of cleantech companies. The Fund will normally invest at least 90% of its total assets in the securities that comprise the Underlying Index and American Depository Receipts ("ADRs") based on the stocks in the Underlying Index. The Fund anticipates that the majority of its investment will be in the securities that comprise the Underlying Index. The Underlying Index is a modified equally weighted index currently comprised of stocks of publicly-traded cleantech companies and ADRs based on such stocks. Cleantech Indices LLC ("Cleantech" or the "Index Provider") considers a company to be a cleantech company if it derives at least 50% of its revenues or operating profits from cleantech businesses. Cleantech businesses are defined as those that provide knowledge-based products (or services) that add economic value by reducing cost and raising productivity and/or product performance, while reducing the consumption of resources and the negative impact on the environment and public health. The Underlying Index focuses on companies which are leaders in the innovation and commercial deployment of cleantech products across a broad range of industries including, but not limited to, alternative energy, energy efficiency and transmission, air and water purification, advanced materials, eco-friendly agriculture, transportation, manufacturing efficiency, recycling and pollution prevention. Securities comprising the Underlying Index are selected by the Index Provider. As of June 30, 2009, the Underlying Index included the securities of approximately 77 companies with a market capitalization range of between approximately $138.4 million and $63.0 billion. In tracking the Underlying Index, it is anticipated that a significant portion of the securities in the Fund's portfolio will be small and medium capitalization securities. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in the securities comprising the Underlying

14

Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Construction

To be eligible to join the Underlying Index, companies must meet the following criteria:

(1) Derive at least 50% of revenue or operating profits from cleantech businesses;

(2) Maintain a three-month average market capitalization of at least $200 million;

(3) Maintain a one-month average floated market capitalization of at least $150 million;

(4) Maintain a listing on a securities exchange (securities traded on the bulletin board or over-the-counter are excluded from the Underlying Index); and

(5) Have a minimum average trading value of at least $200,000 per trading day for the trailing three-month period. Aggregated trading volume may be counted for securities that trade on multiple exchanges.

Securities that meet the selection criteria are then further screened by the Index Provider pursuant to a proprietary methodology. These screens include, but are not limited to, profitability, earnings growth and quality, business strategy, industry leadership and position, sector redundancy, intellectual property, impact on the environment, management quality, solvency, existing litigation and governance issues.

To maintain inclusion in the Underlying Index, as of the calculation date for each quarterly rebalance, companies must:

(a) Have a ten-day average floated market capitalization of at least $150 million;

(b) For U.S. domiciled companies, be quoted on a major securities exchange; and

(c) Meet the proprietary screening criteria discussed above.

In general, the securities included in the Underlying Index are equally weighted within several bands based upon their market capitalization. Below a certain threshold, the bands are determined based upon floated market capitalization. In computing the Underlying Index, pursuant to its proprietary rules based methodology, the Index Provider will reduce the weightings of securities with lower market liquidity, securities of issuers that have yet to achieve positive annual earnings and securities of issuers that have had two or more years without profitability. In determining the weighting of securities in the Underlying Index, the Index Provider will consider several key variables, including: market capitalization, dollar-weighted trading volume and relative liquidity, floated capitalization, types of shares, current and past profitability, consensus analyst estimates of expected time to annual profitability and maximum Underlying Index weight constraints. Upon rebalancing, securities of issuers that have yet to achieve positive annual earnings may not, in the aggregate, account for more than 8% of the weight of the

15

Underlying Index and no individual security may account for more than 6% of the weight of the Underlying Index.

The Index Provider may at any time, and from time to time, change the number of components comprising the Underlying Index by adding or deleting one or more components, or replacing one or more issues contained in the Underlying Index with one or more substitute securities of its choice if, in the Index Provider's discretion, such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the industry groups to which the Underlying Index relates.

Index Methodology

Quarterly updates to the Underlying Index's composition typically take effect after the close of trading on NYSE Arca on the next to last business day of each calendar quarter month ("Rebalance Date"). The components and weights are determined and announced at the close of trading two days prior to the Rebalance Date.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund may invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not

16

receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index.

Due to legal and regulatory rules and limitations imposed by certain countries in which securities in the Underlying Index trade, the Fund may not be able to invest in all securities included in the Underlying Index. The Fund may exclude securities included in the Underlying Index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Cleantech Sector Risk

There are risks in investing in the cleantech sector, including the risks of focusing investments in the water, energy and environmental sectors. Adverse developments in the water sector may significantly affect the value of the Shares of the Fund. Companies involved in the water sector are subject to tax and price fluctuations and competition. Securities of companies in the energy sector are subject to swift price and supply fluctuations caused by events relating to international politics, the success of project development and tax and other governmental regulatory policies.

17

Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, may adversely affect the Fund's performance.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with broad measures of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 16.38%.

Best Quarter	Worst Quarter
15.24% (2nd Quarter 2007)	(32.57)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

18

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares CleantechTM Portfolio (return before taxes)	(50.28)%	(14.05)%
PowerShares CleantechTM Portfolio (return after taxes on distributions)	(50.28)%	(14.05)%
PowerShares CleantechTM Portfolio (return after taxes on distributions and sale of Fund Shares)	(32.68)%	(11.77)%
NASDAQ Composite Index (reflects no deduction for fees, expenses or taxes)	(40.54)%	(17.09)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(15.92)%
The Cleantech IndexTM (reflects no deduction for fees, expenses or taxes)	(50.43)%	(14.01)%

*  The Fund commenced operations on October 24, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The NASDAQ Composite Index and S&P 500® Index are unmanaged indices based on the average performance of 3,087 and 500 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.23%
Total Gross Annual Fund Operating Expenses	0.73%
Fee Waivers and Expense Assumption(3)	0.06%
Total Net Annual Fund Operating Expenses	0.67%

19

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$68	$227	$400	$901

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. APs that purchase of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (assuming approximately 77 securities in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $1,000 for each redemption transaction (assuming approximately 77 securities in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $19,113, $58,836, $102,025 and $227,204 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

20

If a Creation Unit is purchased or redeemed by an AP outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $4,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

21

PowerShares
DWA Technical LeadersTM Portfolio

Ticker: PDP Intraday NAV Ticker: DWTL	CUSIP: 73935X153 Underlying Index: Dorsey Wright Technical LeadersTM Index (Ticker: DWTL)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dorsey Wright Technical LeadersTM Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is currently comprised of stocks of approximately 108 U.S. companies that are selected pursuant to a proprietary selection methodology of Dorsey Wright & Associates ("Dorsey Wright" or the "Index Provider"), designed to identify companies that demonstrate powerful relative strength characteristics. Relative strength characteristics are based upon each security's market performance. The companies are selected from a broad mid-cap and large-cap universe. As of June 30, 2009, the Underlying Index included 100 companies with a market capitalization range of between approximately $1.3 billion and $335.9 billion. The Fund's 90% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Index is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in the stocks comprising the Underlying Index in proportion to their weightings in all of the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index in anticipation of their removal from the Technical LeadersTM Index or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

22

Dorsey Wright Technical LeadersTM Index Methodology

The Underlying Index methodology is designed to identify those stocks that have powerful relative strength characteristics. The methodology evaluates companies quarterly, and then ranks them based on a proprietary algorithm. Stocks that are selected receive a modified equal weighting.

Index Construction

The Underlying Index includes companies selected pursuant to a proprietary methodology of Dorsey Wright designed to identify companies that demonstrate powerful relative strength characteristics and are listed on the NYSE, NYSE Amex or the NASDAQ. The 3,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex or the NASDAQ are ranked using a proprietary relative strength methodology. The methodology takes into account, among other things, the performance of each of the 3,000 companies in the eligible universe as compared to a benchmark index and the relative performance of industry sectors and sub-sectors. Approximately 100 of these stocks are selected for inclusion in the Underlying Index. Stocks that are selected receive a modified equal weighting.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Industrials Sector Risk

Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index.

23

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Medium Capitalization Company Risk

Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they are focused are still evolving, which may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing

24

the Fund's performance and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was (0.71)%.

Best Quarter	Worst Quarter
5.30% (2nd Quarter 2008)	(24.93)% (3rd Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares DWA Technical LeadersTM Portfolio (return before taxes)	(46.03)%	(23.20)%
PowerShares DWA Technical LeadersTM Portfolio (return after taxes on distributions)	(46.08)%	(23.25)%
PowerShares DWA Technical LeadersTM Portfolio (return after taxes on distributions and sale of Fund Shares)	(29.92)%	(19.39)%
S&P Citigroup Large Cap Growth Index (reflects no deduction for fees, expenses or taxes)	(34.92)%	(16.57)%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	(38.44)%	(18.92)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(19.10)%
Dorsey Wright Technical LeadersTM Index (reflects no deduction for fees, expenses or taxes)	(46.50)%	(23.48)%

*  The Fund commenced operations on March 1, 2007.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Citigroup Large Cap Growth Index, Russell 3000 Growth Index and S&P 500® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 384, 1,936 and 500 common

25

stocks, respectively. The S&P Citigroup Large Cap Growth Index and the Russell 3000 Growth Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.18%
Total Gross Annual Fund Operating Expenses	0.68%
Amounts Recaptured by the Adviser(3)	0.01%
Total Net Annual Fund Operating Expenses	0.69%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$70	$219	$380	$847

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

26

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The cost under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 108 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 108 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $18,622, $55,636, $95,917 and $212,869 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

27

PowerShares
Golden Dragon Halter USX China Portfolio

Ticker: PGJ Intraday NAV Ticker: TGJ (Ticker: HXC)	CUSIP: 73935X401 Underlying Index: Halter USX China IndexSM

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Halter USX China IndexSM (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in equity securities of companies deriving a majority of their revenues from the People's Republic of China. The Fund will normally invest at least 90% of its total assets in equity securities that comprise the Underlying Index. The Underlying Index is currently comprised of 120 U.S. exchange-listed stocks of companies that derive a majority of their revenues from the People's Republic of China. The Underlying Index is designed to provide access to the unique economic opportunities taking place in China while still providing investors with the transparency offered with U.S.-listed securities. As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $56.0 million and $202.2 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The listing of Chinese companies in the United States is a growing trend. Thus, the China Index is designed to provide valuable insight and access into both leading Chinese companies that have accessed the U.S. capital markets as well as U.S. companies that are predominantly influenced by their operations in China, both of which stand to benefit greatly from the expansion of mainland China.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are

28

appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell stocks that are represented in the China Index in anticipation of their removal from the Underlying Index, or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Methodology

The Underlying Index is comprised of companies that derive a majority of their revenues from the People's Republic of China, are listed on a major U.S. exchange (i.e., the NYSE, the NASDAQ or NYSE Amex) and have a market capitalization greater than $50 million, as identified by the Halter Financial Group China Selection Committee (the "Selection Committee"). In addition to these basic requirements, the Selection Committee may consider other factors, including the size of the public float, liquidity and fundamentals of all existing and potential constituents.

Index Calculation

The Underlying Index is calculated using a modified market capitalization weighted methodology. The level of the Underlying Index reflects the total market value of all component stocks relative to a particular base period.

The daily calculation of the Underlying Index is computed by dividing the aggregate market value of all the companies in the Underlying Index by an Index Divisor. The Index Divisor is an arbitrary number; however, it provides a direct link to the original base period of the Underlying Index, keeps the Underlying Index comparable over time and is the central point for all Underlying Index maintenance and adjustments.

Index Maintenance

Maintaining the Underlying Index includes monitoring and adjusting for company additions and deletions, share changes (issuances or repurchases), stock splits, dividends, rights offerings and stock price adjustments due to restructurings or spinoffs. Some corporate actions, such as stock splits and stock dividends, require simple changes in the common shares outstanding and the stock prices of the companies in the Underlying Index. Other corporate actions, such as share issuances, change the market value of the Underlying Index and require an Index Divisor adjustment to prevent the value of the Underlying Index from changing.

Adjustments to the Index Divisor for changes in market value leave the Underlying Index unaffected by additions and deletions of constituents or corporate action. It maintains accuracy and consistency over time. Divisor adjustments are made after the close of trading and the final calculation of the Underlying Index for that day. The Index Divisor of the Underlying Index has no impact or bearing on the Fund itself.

The key to making adjustments to the Index Divisor is to temporarily freeze the Underlying Index value to make adjustments in market value for a particular event.

The Underlying Index value remains the same and only the Index Divisor changes in this calculation. In the event of a net increase in the aggregate market capitalization of the Underlying Index, the Index Divisor increases proportionately.

Thus, the new Underlying Index value going forward, calculated by using the new Index Divisor, is the same as the Underlying Index value before the change in the Index Divisor. Future Underlying Index values are calculated by applying the new Index Divisor to the new market capitalization.

29

Share Changes. Determining the shares outstanding for constituents requires continuous monitoring as shares outstanding frequently change. The Underlying Index receives data feeds from professional financial data vendors to supply this information, and the information is updated daily.

Constituent Stocks. The list of the Underlying Index constituents is comprised of the stocks selected, based on expert evaluation, by the Selection Committee from U.S.-listed securities of companies that derive a majority of their revenues from the People's Republic of China.

The stocks are selected based on the following main criteria:

–  Market capitalization

–  Exchange traded

–  Demonstrated ability to meet the definition of "majority" of revenues from the People's Republic of China.

The list of component stocks is reviewed on a monthly basis and adjusted on a quarterly basis at the discretion of the Selection Committee. Changes to the make up of constituents are done in accordance with the following guidelines:

(1) Constituents will be added or removed from the Underlying Index after the closing of the last trading day of each calendar quarter (the "Modification Date"). Selection Committee members monitor the universe of potential qualifying constituents. For a new constituent to be considered or removed, the case must be brought to the attention of the Selection Committee at the monthly Selection Committee meeting on the Monday (or the first business day thereafter) prior to the Modification Date.

(2) Qualifying initial public offering ("IPO") companies must trade for 40 trading days prior to consideration for the Underlying Index. If the 40-day period expires prior to the Modification Date, the constituent will be added on that Modification Date, otherwise the constituent must wait for the next Modification Date.

(3) Qualifying existing public companies that newly meet the market capitalization or exchange traded criteria must trade for 40 consecutive trading days in compliance with the set criteria. If the 40-day period expires prior to the Modification Date, the constituent will be added on that Modification Date, otherwise the constituent must wait for the next Modification Date.

(4) If a current constituent falls under a $50 million market capitalization for 40 consecutive trading days, it will be automatically removed from the Underlying Index on the next Modification Date.

(5) If a current constituent is removed from the NYSE, the NASDAQ or NYSE Amex, it will be automatically removed from the Underlying Index at the next Modification Date.

Changes in the China Index Calculation Methodology. The Underlying Index calculation methodology can be changed by the Selection Committee in the following cases:

–  A technical error occurred, or

–  A non-standard situation occurred that was not related to market changes and was not accounted for by this methodology, but nevertheless significantly influenced the Underlying Index.

30

Should a technical error be detected, the Underlying Index will be recalculated as soon as possible. If a non-standard situation occurs, the Underlying Index value is recalculated following the appropriate decision of the Selection Committee and based on expert opinion.

If the Underlying Index is recalculated, an appropriate notice will be posted at www.nyxdata.com. General control and amendments to the existing methodology will be performed by the Selection Committee.

Currency. All prices are in U.S. dollars.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Energy Sector Risk

To the extent the Underlying Index includes securities of issuers in the energy sector, the Fund will invest in companies in such sector. Companies operating in the energy sector are subject to extensive government regulation, including contractual fixed pricing, which may increase the cost of business and limit these companies' earnings, and a significant portion of their revenues may depend on a relatively small number

31

of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry.

Companies in the energy sector often operate in countries with less stringent regulatory regimes and countries that have a history of expropriation and/or nationalization, among other adverse policies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. The energy sector is cyclical and therefore companies in this sector could be adversely affected by levels and volatility of global energy prices, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments and labor relations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index.

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may also delay the Fund's purchase or sale of securities included in the Underlying Index, thus potentially decreasing the correlation between the Fund's performance and that of the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index, with the same weightings as the Underlying Index.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble, unless that stock is removed from the Underlying Index.

32

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

China Exposure

The value of the securities of companies which derive the majority of their revenues from China is likely to be more volatile than that of other issuers. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China's political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which the Fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect the assets held by the China companies in which the Fund invests.

From time to time, certain of the companies comprising the Underlying Index may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries identified by the U.S. government as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations which could negatively affect the company's performance, and/or could suffer damage to its reputation if it is identified as a company which invests or deals with countries which are identified by the U.S. government as state sponsors of terrorism or subject to sanctions. As an investor in such companies, the Fund will be indirectly subject to those risks.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

33

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 40.25%.

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Best Quarter	Worst Quarter
29.98% (4th Quarter 2006)	(26.75)% (1st Quarter 2008)

34

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Golden Dragon Halter USX China Portfolio (return before taxes)	(55.92)%	1.69%
PowerShares Golden Dragon Halter USX China Portfolio (return after taxes on distributions)	(56.04)%	1.33%
PowerShares Golden Dragon Halter USX China Portfolio (return after taxes on distributions and sale of Fund Shares)	(36.31)%	1.26%
MSCI China Index (reflects no deduction for fees, expenses or taxes)	(50.83)%	14.82%
FTSE/Xinhua China Index (reflects no deduction for fees, expenses or taxes)	(50.80)%	10.30%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(4.64)%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	(43.38)%	(1.21)%
Halter USX China IndexSM (reflects no deduction for fees, expenses or taxes)	(56.06)%	2.19%

*  The Fund commenced operations on December 9, 2004.

Investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The MSCI China Index, FTSE/Xinhua China Index, S&P 500® Index and MSCI EAFE Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 101, 20, 500 and 1,137 common stocks, respectively. The MSCI China Index and the FTSE/Xinhua China Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results, current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate; and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, without which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

35

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.21%
Total Gross Annual Fund Operating Expenses	0.71%
Fee Waivers and Expense Assumption(3)	0.02%
Total Net Annual Fund Operating Expenses	0.69%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$70	$225	$393	$881

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 120 stocks in each Creation Unit). An AP who holds Creation Units and wishes to

36

redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 120 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $11,573, $34,754, $59,967 and $133,096 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

37

PowerShares
Listed Private Equity Portfolio

Ticker: PSP Intraday NAV Ticker: PSP.IV	CUSIP: 73935X195 Underlying Index: Red Rocks Capital Listed Private Equity IndexSM (Ticker: LSTPE)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Red Rocks Capital Listed Private Equity IndexSM (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in securities, including ADRs, that comprise the Underlying Index. The Underlying Index is currently comprised of securities and ADRs of approximately 35 publicly-listed private equity companies, including business development companies ("BDCs") and other financial institutions or vehicles whose principal business is to invest in and lend capital to privately-held companies (collectively "listed private equity companies"). Securities in the Underlying Index will be selected by Red Rocks Capital Partners LLC ("Red Rocks" or the "Index Provider") pursuant to a proprietary selection methodology. As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $37.1 million and $5.0 billion. The Fund's 90% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. Because of the practical difficulties and expense of purchasing all of securities in the Underlying Index, the Fund does not purchase all of the securities in the Underlying Index. Instead, the Adviser utilities a "sampling" methodology in seeking to achieve the Fund's objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Underlying Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

38

Index Construction

(1) For a security to be considered for inclusion in the Underlying Index, it must have a majority of its assets invested or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies. The underlying assets may be domestic or foreign.

(2) The Underlying Index is composed of a diversified mix of listed private equity companies. The listed private equity companies that will comprise the Underlying Index will be selected based upon reputation, valuation of the underlying securities, management, financial data, historical performance and the need for diversification within the portfolio. Diversification for the Underlying Index is viewed from three different perspectives: a) stage of investment; b) capitalization structure (e.g., equity, debt, mezzanine); and c) industry focus.

(3) Each listed private equity company must have market capitalization of at least $50 million and a closing price above $1.00 per share for the trailing six months if not currently in the Underlying Index.

(4) The Underlying Index uses a modified equal dollar weighting. No single security may exceed 10% of the Underlying Index weight at the time of rebalancing. The Underlying Index will be rebalanced quarterly.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index.

The Underlying Index includes certain securities of publicly traded partnerships in which the Fund may not invest as a result of the U.S. tax rules governing the Fund's status and taxation as a regulated investment company. The Fund's investments may deviate from the Underlying Index in part because the Fund will not make investments it believes would jeopardize the Fund's status as a regulated investment company or which the Fund deems would be unduly burdensome under the U.S. tax rules governing the taxation of regulated investment companies. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints.

39

Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Risk of Investing in Listed Private Equity Companies

There are certain risks inherent in investing in listed private equity companies, which encompass BDCs and other financial institutions or vehicles whose principal business is to invest in and lend capital to privately-held companies. The Investment Company Act of 1940, as amended (the "1940 Act"), imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may only incur indebtedness in amounts such that the BDC's asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies which involve greater risk than well-established publicly-traded companies.

Investments made by listed private equity companies are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a listed private equity company in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. Listed private equity companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment. Since private equity companies rely on access to short-term money markets, longer-term capital markets and the bank markets as a significant source of liquidity, to the extent that listed private equity companies are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a listed private equity company held by the Fund may increase the cost of borrowing to that company, thereby increasing its cost of borrowing and adversely impacting the Fund's returns. Credit downgrades may also result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Since many of the assets of listed private equity companies do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. Such determination requires that judgment be applied to the specific facts and

40

circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a listed private equity company's investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a listed private equity company's NAV per share and its market value.

Many listed private equity companies invest in mezzanine and other debt securities of privately held companies, including senior secured loans. Mezzanine investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. Many debt investments in which private equity companies invest will not be rated by a credit rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Inc., a division of The McGraw Hill Companies, Inc. ("S&P"), and will be below investment grade quality, as determined by the Adviser. These investments are commonly referred to as "junk bonds" and have predominantly speculative characteristics with respect to an issuer's capacity to make payments of interest and principal. Although lower grade securities are higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Issuers of lower rated securities have a currently identifiable vulnerability to default or may currently be in default. Lower-rated securities may react more strongly to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of lower-rated securities defaults, a listed private equity company may incur additional expenses to seek recovery.

Foreign Securities Risk

Since the Underlying Index may include ADRs, the Fund's investments involve risks of investing in foreign securities that are in addition to the risks associated with domestic securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies, and therefore, not all material information regarding these companies will be available.

In addition, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Restrictions on Investments

A significant portion of the Underlying Index is comprised of BDCs or other investment companies. The Fund may not acquire greater than 3% of the total outstanding shares of such companies. As as result, this limitation could inhibit the

41

Fund's ability to purchase certain of the securities in the Underlying Index in the proportions represented in the Underlying Index. In these circumstances, the Fund would be required to use sampling techniques which could increase the risk of tracking error.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving, which may make them more sensitive to changing market conditions.

Sampling Risk

The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Underlying Index.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's

42

average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 3.00%.

Best Quarter	Worst Quarter
2.01% (2nd Quarter 2007)	(54.25)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Listed Private Equity Portfolio (return before taxes)	(64.85)%	(40.19)%
PowerShares Listed Private Equity Portfolio (return after taxes on distributions)	(65.85)%	(41.43)%
PowerShares Listed Private Equity Portfolio (return after taxes on distributions and sale of Fund Shares)	(41.67)%	(32.33)%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(33.79)%	(16.64)%
S&P Financials Index (reflects no deduction for fees, expenses or taxes)	(55.32)%	(36.02)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(15.92)%
S&P 500 Pure Growth Index (reflects no deduction for fees, expenses or taxes)	(38.99)%	(17.15)%
Red Rocks Capital Listed Private Equity IndexSM (reflects no deduction for fees, expenses or taxes)	(63.78)%	(39.34)%

*  The Fund commenced operations on October 24, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The Russell 2000® Index, S&P Financials Index, S&P 500® Index and S&P 500 Pure Growth Index are unmanaged indices used as a measurement of change in stock

43

market conditions based on the average performance of approximately 2,000, 93, 500 and 127 common stocks, respectively. The S&P Financials Index and the S&P 500® Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.28%
Total Gross Annual Fund Operating Expenses	0.78%
Fee Waivers and Expense Assumption(3)	0.08%
Total Net Annual Fund Operating Expenses	0.70%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$72	$241	$425	$959

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

44

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" Below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units ("Creation Unit Aggregations"). Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 35 securities in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 35 securities in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $18,876, $61,288, $107,355 and $240,647 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

45

PowerShares
Lux Nanotech
Portfolio

Ticker: PXN Intraday NAV Ticker: JDT (Ticker: LUXNI)	CUSIP: 73935X633 Underlying Index: Lux Nanotech IndexTM

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Lux Nanotech IndexTM (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of nanotechnology companies. A nanotechnology company is a company that focuses on the development and use of devices that have a size of only a few nanometres. In pursuit of its investment objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is a modified equal dollar weighted index currently comprised of stocks of approximately 22 publicly traded companies which seek to measure the performance of securities in the nanotechnology field. These are companies that are involved with funding nanotechnology development, developing nanotechnology applications, manufacturing goods that incorporate those applications and/or supplying tools and instrumentation to nanotechnology researchers. As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $88.2 million and $136.8 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95% or better between the Fund's performance and the performance of the Underlying Index. Because the Underlying Index does not comply with the tax diversification requirements to which the Fund must adhere, the Adviser expects to use a "sampling" methodology in seeking to achieve the Fund's investment objective. Sampling involves the use of quantitative analysis to obtain a representative sample of securities and weightings of securities that have in the aggregate investment characteristics similar to the Underlying Index based on such factors as market capitalization and other financial characteristics. The Fund holds as many securities as the Adviser believes is necessary to achieve the Fund's investment objective.

46

Index Methodology

The Underlying Index includes companies that are involved with funding nanotechnology development, developing nanotechnology applications, manufacturing goods that incorporate those applications and/or supplying tools and instrumentation to nanotechnology researchers.

The Underlying Index is calculated using a modified equal weighting methodology. In conjunction with the scheduled quarterly updates to the Underlying Index, the components are split into two groups: nanotechnology specialists and end-use incumbents. Components within each group are equally weighted as described below:

(1) Nanotechnology specialists are defined as small- and mid-sized companies (less than $5 billion in annual revenue) that focus specifically on developing or funding emerging nanotechnology applications. All have nanotechnology as either a company-wide or business-unit-wide focus, and most work with larger companies as manufacturing or distribution partners. End-use incumbents are large companies (greater than $5 billion in annual revenue) that are applying nanotechnology to existing product lines. All are leaders in nanotechnology research and development, commercialization in products, or both.

(2) The two groups are then equally weighted with 75% applied to the nanotechnology specialist components and 25% for the end-use incumbent components.

Index Construction

The Underlying Index was created by, and is a trademark of, Lux Research, Inc. ("Lux"). The Underlying Index is founded on the rigorous analytical frameworks that Lux has developed in its studies of nanotechnology commercialization. In October 2004, Lux developed a value chain framework, which separates nanomaterials and intermediate products from final goods. The Underlying Index seeks to track the performance of a balanced set of companies across the following four stages of this value chain framework:

(1) Nanomaterials are purposefully engineered structures of matter with a dimension of less than 100 nanometers that exhibit size-dependent properties and have been minimally processed.

(2) Nanointermediates are intermediate products, which do not include raw materials or goods that represent final consumption, that either incorporate nanomaterials or have been constructed from scratch with nanoscale features.

(3) Nano-enabled products are finished goods at the end of a value chain that incorporate nanomaterials or nanointermediates.

(4) Nanotools are technical instruments and software used to visualize, manipulate and model matter at the nanoscale.

In addition, the Underlying Index also aims to track performance across three broad industry sectors impacted by nanotechnology, including materials and manufacturing, electronics and internet technology, and healthcare and life sciences. The relative pace at which companies in these sectors are incorporating emerging nanotechnology is reflected in the Lux Nanotech Index composition.

The Underlying Index includes companies that are involved with funding nanotechnology development, developing nanotechnology applications, manufacturing goods that incorporate those applications and/or supplying tools and

47

instrumentation to nanotechnology researchers. To be included in the Underlying Index, components must meet the following on the determination date:

(1) Be listed on the NYSE, NYSE Amex, the NASDAQ or Small Cap Market systems.

(2) Have a minimum $75 million market valuation.

(3) Have a minimum average daily trading volume over the preceding three months of 50,000 shares.

The Underlying Index selection committee may at any time and from time to time change the number of companies comprising the Underlying Index by adding or deleting one or more components, or replace one or more issues contained in the Underlying Index with one or more substitute stocks of its choice if, in the Index Provider's discretion, such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the industry groups to which the Underlying Index relates.

Index Rebalancing

The Underlying Index is rebalanced quarterly each March, June, September and December. The Underlying Index divisor was initially determined to yield a benchmark value of 1000.00 at the close of trading on June 30, 2003.

Changes to the Underlying Index composition and/or the component share weights in the Underlying Index typically take effect after the close of trading on the next to last business day of each calendar quarter month (the "Rebalance Date"). The components and weights will be determined and announced at the close of trading two days prior to the Rebalance Date (the "Determination Date"). The Underlying Index components are determined five days prior to the Rebalance Date.

In conjunction with the quarterly review, the share weights used in the calculation of the Underlying Index are updated based upon the prices as of the close of trading two business days prior to the Rebalance Date. The share weight of each component in the Underlying Index portfolio remains fixed between quarterly reviews except in the event of certain types of corporate actions such as splits, reverse splits, stock dividends or similar events.

Mergers and Corporate Restructurings

In the event of a merger between two components, the share weight of the surviving entity may be adjusted to account for any shares issued in the acquisition. The Index Provider may substitute components or change the number of issues included in the Underlying Index, based on changing conditions in the industry or in the event of certain types of corporate actions, including mergers, acquisitions, spin-offs and reorganizations. In the event of component or share weight changes to the Lux Nanotech Index portfolio, the payment of extra-ordinary dividends, spin-offs, rights offerings, re-capitalization or other corporate actions affecting a component of the Underlying Index; the Underlying Index divisor may be adjusted to ensure that there are no changes to the Underlying Index level as a result of non-market forces.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

48

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Electronics Industry Risk

The electronics industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand and availability and price of components. The market for products produced by electronics companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the industry's participants depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on such issuer's operating results.

There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an electronics company's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Many electronics companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by electronics companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index.

The Underlying Index does not meet the tax diversification requirements to which the Fund must adhere. Therefore, the Fund expects to utilize a sampling approach and deviate its investments from the securities and relative weightings of the Underlying Index. Because the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the stocks in the Underlying Index. In addition, the Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities

49

included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Nanotechnology Industry Concentration Risk

Small technology companies are especially risky. These companies may be less experienced, with limited product lines, markets or financial resources. Consequently, these companies are subject to scientific, technological and commercialization risks. These securities have a significantly greater risk of loss than traditional investment securities due to the speculative nature of these investments. Technology companies are generally subject to the risk of rapidly changing technologies, a limited product life span due to the frequent introduction of new or improved products, as well as cyclical market patterns and evolving industry standards. Technology companies also face the risk of losing patent, copyright and trademark protections.

Nanotechnology is a developing area of technology. As a result, little is known about the future commercial value of nanotechnology. Furthermore, because the future commercial value is difficult to estimate and is subject to various interpretations, the timing of additional future commercially available nanotechnology products is highly uncertain.

Sampling Risk

The Fund's use of a representative sampling approach will result in its holding a smaller number of stocks than are in the Underlying Index. As a result, an adverse development respecting an issuer of stocks held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the stocks in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small Capitalization Company Risk

Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in more larger, established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

50

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 14.08%.

Best Quarter	Worst Quarter
12.22% (1st Quarter 2006)	(38.74)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

51

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Lux Nanotech Portfolio (return before taxes)	(51.50)%	(19.69)%
PowerShares Lux Nanotech Portfolio (return after taxes on distributions)	(51.50)%	(19.73)%
PowerShares Lux Nanotech Portfolio (return after taxes on distributions and sale of Fund Shares)	(33.48)%	(16.06)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes	(36.99)%	(6.84)%
Lux Nanotech IndexTM (reflects no deduction for fees, expenses or taxes)	(52.53)%	(20.67)%

*  The Fund commenced operations on October 26, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P 500® Index is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 common stocks.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.39%
Total Gross Annual Fund Operating Expenses	0.89%
Fee Waivers and Expense Assumption(3)	0.19%
Total Net Annual Fund Operating Expenses	0.70%

52

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$72	$265	$474	$1,079

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 22 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 22 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $11,726, $40,730, $72,168 and $162,789 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or

53

Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

54

PowerShares
NASDAQ-100 BuyWrite Portfolio

Ticker: PQBW Intraday NAV Ticker: NNV	CUSIP: 73936G100 Underlying Index: CBOE NASDAQ-100 BuyWrite IndexTM (Ticker: BXN)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the CBOE NASDAQ-100 BuyWrite IndexTM (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of the 100 companies included in the NASDAQ-100® Index (the "NASDAQ-100 Index" or the "Reference Index") and will write (sell) call options thereon. The Underlying Index is an index that measures total returns of a theoretical portfolio including the NASDAQ-100 Index stocks on which NASDAQ-100 Index call options are systematically written (sold) against the portfolio through a "buy-write" strategy. A "buy-write," also called a covered call, generally is considered to be an investment strategy in which an investor buys a stock or basket of stocks, and also sells call options that correspond to the stock or basket of stocks. The Underlying Index is calculated by the Chicago Board Options Exchange (the "CBOE" or the "Index Provider"). As of June 30, 2009, the NASDAQ-100 Index included 102 companies with a market capitalization range of between approximately $2.4 billion and $211.7 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Index is adjusted annually and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the securities comprising the NASDAQ-100 Index in proportion to their weightings in the NASDAQ-100 Index. In addition, each calendar month, in order to generate income on its portfolio holdings, the Fund will write (sell) one month call options on the NASDAQ-100 Index (the "Written Options"). The Fund will hold the securities underlying the Written Options. The Written Options written in any month will have an exercise price generally at or above the prevailing market price of the NASDAQ-100 Index, as determined by the Index Provider for purposes of calculating the Underlying Index. Such Written Options will generally be the prevailing price of the NASDAQ-100 Index, and will expire in the next calendar month.

55

The Written Options will be traded on a national securities exchange. The Written Options will only be subject to exercise on the expiration date, commonly referred to as "European style options." The expired options, if exercised, are settled in cash.

Index Methodology

The Underlying Index measures the total rate of return of a NASDAQ-100 covered call strategy. This strategy consists of holding a portfolio indexed to the NASDAQ-100 Index and selling a succession of Written Options, each with an exercise price at or above the prevailing price level of the NASDAQ-100 Index. The Underlying Index provides a benchmark measure of the total return performance of this hypothetical strategy. Dividends paid on the component stocks underlying the NASDAQ-100 Index and the dollar value of option premiums received from Written Options are reinvested.

The Underlying Index assumes that the Written Options are written (sold) on the third Friday of each month and expire in the next calendar month after they are written. These options are exchange-traded and the exercise price of each option will generally be equal to or above the prevailing price level of the Reference Index at the time of sale. The Underlying Index assumes that the Written Options are held until their expiration, and to the extent the prevailing price of the NASDAQ-100 Index exceeds the exercise price at that time, such options are settled in cash. New one month call options are then written. The day on which the settlement price of expiring call options written by the Fund is determined and the new one month call options are written (sold) is called the "roll date." The Underlying Index is calculated in real-time by CBOE every 15 seconds during each trading day, excluding the roll date. On the roll date, CBOE will not calculate the Underlying Index until such time during such day as CBOE (a) completes procedures to determine the price of the new call option and a corresponding value of the NASDAQ-100 Index and (b) CBOE incorporates the price of the new call and the corresponding value of the NASDAQ-100 Index into its Underlying Index calculation system. Generally, CBOE anticipates that the Underlying Index will be calculated in real-time every 15 seconds on the roll date beginning at 1 p.m., Eastern time.

The Underlying Index began operations on September 9, 2005. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

56

Technology Industry Risk

To the extent the Underlying Index includes securities of issuers in the technology industry, the Fund will invest in companies in such industry. The technology industry can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology industry also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology industry may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund may be unable at times to write call options at the times or prices at which options in the Underlying Index are assumed by the Underlying Index to have been written. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index).

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Writing Covered Call Option Risk

In return for a premium, the Fund gives the right to the purchaser of the option written by the Fund to receive a cash payment equal to the difference between the value of the NASDAQ-100 Index and the exercise price, if the value on the expiration

57

date is above the exercise price. By writing Written Options, in return for the receipt of premiums, the Fund gives up the opportunity during the term of the option to profit from any price increase in the NASDAQ-100 Index above the option exercise price. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium received by the Fund. Therefore, the Fund, by writing covered call options, will give up the opportunity to benefit from potential increases in the value of the NASDAQ-100 Index above the exercise prices of the Written Options, but will continue to bear the risk of declines in the value of the NASDAQ-100 Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund's ability to sell the underlying securities will be limited while the option is in effect unless the Fund extinguishes the option position, through the purchase of an offsetting identical option prior to the expiration of the written option.

The Fund will write options that are traded on national securities exchanges. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

Large Capitalization Company Risk

Returns on investments in securities of large capitalization U.S. companies could trail the returns on investments in stocks of smaller companies.

U.S. Federal Income Tax Risk

Due to its investment strategy and certain U.S. federal income tax elections, the Fund expects to be accounting for its gain or loss on its investments for federal income tax purposes on a daily mark-to-market basis. Generally, the mark to market gains and losses from the stock positions will be compared with the mark-to-market gains or losses from the call options on a daily basis; to the extent that there is more gain or loss from the stock positions, the Fund will have short term capital gain, which is generally taxed like ordinary income, or short term capital loss; to the extent there is more gain or loss from the call options, such gain will be 60% long term capital gain or loss and 40% short term capital gain. These rules also impose limits on the total percentage of gain for the tax year that can be characterized as long term capital gain and the percentage of loss for the tax year that can be characterized as short term capital loss. As a result of its investment strategy, the Fund will not be able to designate a portion of its dividends as being eligible for lower rates of tax in the hands of noncorporate shareholders (dividends that are commonly referred to as "qualified dividend income") or as being eligible for the dividends received deduction when received by certain corporate shareholders. For these reasons, a significant portion of income received from the Fund may be subject to tax at greater rates than would apply if the Fund were engaged in a different investment strategy. You should consult your tax advisors as to the tax consequences of acquiring, owning and disposing of shares in the Fund.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

58

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced investment operations on June 9, 2008 and therefore does not have performance history for a full calendar year. Visit www.InvescoPowerShares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.75%
Other Expenses(3)	—%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

Creation Transaction Fees and Redemption Transaction Fees

The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 102 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for

59

each redemption transaction (assuming approximately 102 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $20,148, $60,921, $105,234 and $233,581 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

60

PowerShares
S&P 500 BuyWrite Portfolio

Ticker: PBP Intraday NAV Ticker: MNV	CUSIP: 73936G308 Underlying Index: CBOE S&P 500 BuyWrite Index (Ticker: BXM)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the CBOE S&P 500 BuyWrite Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of the 500 companies included in the S&P 500® Index (the "S&P 500 Index" or the "Reference Index") and will write (sell) call options thereon. The Underlying Index is an index that measures total returns of a theoretical portfolio including the S&P 500 Index stocks on which S&P 500 Index call options are systematically written (sold) against the portfolio through a "buy-write" strategy. A "buy-write," also called a covered call, generally is considered to be an investment strategy in which an investor buys a stock or basket of stocks, and also sells call options that correspond to the stock or basket of stocks. The Underlying Index is calculated by the Chicago Board Options Exchange (the "CBOE" or the "Index Provider"). As of June 30, 2009, the S&P 500 Index included 502 companies with a market capitalization range of between approximately $156.0 million and $335.9 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the securities included in the S&P 500 Index in proportion to their weightings in the S&P 500 Index. In addition, each calendar month, in order to generate income on its portfolio holdings, the Fund will write (sell) one month call options on the S&P 500 Index (the "Written Options"). The Fund will hold the securities underlying the Written Options. The Written Options written in any month will have an exercise price generally at or above the prevailing market price of the S&P 500 Index, as determined by the Index Provider for purposes of calculating the Underlying Index. Such Written Options will generally be the prevailing price of the S&P 500 Index, and will expire in the next calendar month. The Written Options will be traded on a national securities exchange. The Written

61

Options will only be subject to exercise on the expiration date, commonly referred to as "European style options". The expired options, if exercised, are settled in cash.

Index Methodology

The Underlying Index measures the total rate of return of an S&P 500® Index covered call strategy. This strategy consists of holding a portfolio indexed to the S&P 500® Index and selling a succession of Written Options, each with an exercise price at or above the prevailing price level of the S&P 500® Index. The Underlying Index provides a benchmark measure of the total return performance of this hypothetical strategy. Dividends paid on the component stocks underlying the S&P 500® Index and the dollar value of option premiums received from Written Options are reinvested.

The Underlying Index assumes that the Written Options are written (sold) on the third Friday of each month and expire in the next calendar month after they are written. These options are exchange-traded and the exercise price of each option will generally be equal to or above the prevailing price level of the Reference Index at the time of sale. The Underlying Index assumes that the Written Options are held until their expiration, and to the extent the prevailing price of the S&P 500® Index exceeds the exercise price at that time, such options are settled in cash. New one month call options are then written. The day on which the settlement of expiring call options written by the Fund is determined and the new one month call options are written (sold) is called the "roll date." The Underlying Index is calculated in real-time by CBOE every 15 seconds during each trading day, excluding the roll date. On the roll date, CBOE will not calculate the Underlying Index until such time during such day as CBOE (a) completes procedures to determine the price of the new call option and a corresponding value of the S&P 500® Index and (b) CBOE incorporates the price of the new call and the corresponding value of the S&P 500® Index into its Underlying Index calculation system. Generally, CBOE anticipates that the Underlying Index will be calculated in real-time every 15 seconds on the roll date beginning at 1 p.m., Eastern time.

The Underlying Index began operations on April 1, 2002. Valuation Data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

62

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund may be unable at times to write call options at the times or prices at which options in the Underlying Index are assumed by the Underlying Index to have been written. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index).

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Writing Covered Call Option Risk

In return for a premium, the Fund gives the right to the purchaser of the option written by the Fund to receive a cash payment equal to the difference between the value of the S&P 500® Index and the exercise price, if the value on the expiration date

63

is above the exercise price. By writing Written Options, in return for the receipt of premiums, the Fund gives up the opportunity during the term of the option to profit from any price increase in the S&P 500® Index above the option exercise price. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium received by the Fund. Therefore, the Fund, by writing covered call options, will give up the opportunity to benefit from potential increases in the value of the S&P 500® Index above the exercise prices of the Written Options, but will continue to bear the risk of declines in the value of the S&P 500® Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund's ability to sell the underlying securities will be limited while the option is in effect unless the Fund extinguishes the option position, through the purchase of an offsetting identical option prior to the expiration of the written option.

The Fund will write options that are traded on national securities exchanges. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

Large Capitalization Company Risk

Returns on investments in securities of large capitalization U.S. companies could trail the returns on investments in stocks of smaller companies.

U.S. Federal Income Tax Risk

Due to its investment strategy and certain U.S. federal income tax elections, the Fund expects to be accounting for its gain or loss on its investments for federal income tax purposes on a daily mark-to-market basis. Generally, the mark to market gains and losses from the stock positions will be compared with the mark-to-market gains or losses from the call options on a daily basis; to the extent that there is more gain or loss from the stock positions, the Fund will have short term capital gain, which is generally taxed like ordinary income, or short term capital loss; to the extent there is more gain or loss from the call options, such gain will be 60% long term capital gain or loss and 40% short term capital gain. These rules also impose limits on the total percentage of gain for the tax year that can be characterized as long term capital gain and the percentage of loss for the tax year that can be characterized as short term capital loss. As a result of its investment strategy, the Fund will not be able to designate a portion of its dividends as being eligible for lower rates of tax in the hands of noncorporate shareholders (dividends that are commonly referred to as "qualified dividend income") or as being eligible for the dividends received deduction when received by certain corporate shareholders. For these reasons, a significant portion of income received from the Fund may be subject to tax at greater rates than would apply if the Fund were engaged in a different investment strategy. You should consult your tax advisors as to the tax consequences of acquiring, owning and disposing of shares in the Fund.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

64

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund's performance and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 7.11%.

Best Quarter	Worst Quarter
(2.77)% (2nd Quarter 2008)	(21.81)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares S&P 500 BuyWrite Portfolio (return before taxes)	(29.72)%	(28.17)%
PowerShares S&P 500 BuyWrite Portfolio (return after taxes on distributions)	(30.18)%	(28.62)%
PowerShares S&P 500 BuyWrite Portfolio (return after taxes on distributions and sale of Fund Shares)	(19.24)%	(24.10)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(36.99)%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	(28.65)%	(27.66)%

*  The Fund commenced operations on December 19, 2007.

65

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P 500® Index is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 common stocks.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.75%
Other Expenses (3)	—%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

66

(3)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $2,500 per transaction (assuming approximately 502 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $2,500 for each redemption transaction (assuming approximately 502 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $24,148, $64,921, $109,234 and $237,581 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $10,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

67

PowerShares
Value Line Industry Rotation Portfolio

Ticker: PYH Intraday NAV Ticker: PYH.IV	CUSIP: 73935X179 Underlying Index: Value Line Industry Rotation Index (Ticker: VLINRX)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line Industry Rotation Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is comprised of 75 stocks chosen based on their TimelinessTM rank and their industry TimelinessTM rank. The Underlying Index includes the highest ranked stock for TimelinessTM from each of the 50 highest rated industries ranked based on industry TimelinessTM, and the second highest ranked stock for TimelinessTM from each of the top 25 industries ranked based on industry TimelinessTM ranks. Stocks in the Underlying Index will be selected by Value Line Publishing, Inc. ("Value Line" or the "Index Provider") pursuant to a proprietary selection methodology. As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $102.7 million and $55.6 billion. The Fund's 90% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Index uses the core component rankings of the Value Line Investment Survey and Rankings, which includes the TimelinessTM Ranking System. The TimelinessTM Ranking System is the rank of a stock's potential relative market performance in the year ahead. TimelinessTM ranks are derived via a quantitative program using several inputs such as the long-term price and earnings history, recent price and earnings momentum, and earnings surprise. In simple terms TimelinessTM ranks are determined by a company's earnings growth and its stock's price performance. Stocks ranked one for TimelinessTM are stocks Value Line's research shows should out-perform as a whole in the coming six to 12 months. The industry TimelinessTM ranks are calculated by averaging the TimelinessTM ranks of each of the stocks in a particular industry. If an industry has a large number of stocks ranked one, the industry TimelinessTM rank is likely to be high. If an industry has a large number of stocks ranked five, the industry rank is likely to be low.

The Underlying Index is adjusted quarterly, and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of

68

0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Construction

(1) The highest ranked stock for TimelinessTM from each of the 50 highest ranked industries ranked based on industry TimelinessTM are selected.

(2) The second highest ranked stocks for TimelinessTM from each of the 25 highest ranked industries ranked based on industry TimelinessTM are then selected.

(3) These 75 stocks are equally weighted across the Underlying Index.

Reconstitution and Rebalance

(1) Stock components are removed from the Underlying Index if they no longer meet the criteria for inclusion in the Underlying Index.

(2) When a stock is removed from the Underlying Index, it is replaced with the stock which meets the criteria set forth above.

(3) The Underlying Index is adjusted on a quarterly basis using the same methodology. Although the Underlying Index is adjusted quarterly, it is updated daily. The Underlying Index will use the then most current rank available.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

69

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index.

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Portfolio Turnover

The Financial Highlights Table for the Fund at the end of this Prospectus shows the Fund's portfolio turnover rates during recent periods. Based on the reconstitutions of the Underlying Index, there may be a large degree of portfolio turnover as the Fund replicates the Underlying Index. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

70

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was (4.63)%.

Best Quarter	Worst Quarter
8.16% (2nd Quarter 2008)	(27.64)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Value Line Industry Rotation Portfolio (return before taxes)	(43.47)%	(17.72)%
PowerShares Value Line Industry Rotation Portfolio (return after taxes on distributions)	(43.54)%	(17.78)%
PowerShares Value Line Industry Rotation Portfolio (return after taxes on distributions and sale of Fund Shares)	(28.26)%	(14.84)%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(32.77)%	(18.18)%
S&P Citigroup Large Cap Growth Index (reflects no deduction for fees, expenses or taxes)	(34.92)%	(15.00)%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	(38.44)%	(16.45)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(17.10)%
Value Line Industry Rotation Index (reflects no deduction for fees, expenses or taxes)	(43.52)%	(17.82)%

*  The Fund commenced operations on December 1, 2006.

71

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The Russell 2000® Index, S&P Citigroup Large Cap Growth Index, Russell 3000 Growth Index and S&P 500® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 2,000, 384, 1,936 and 500 common stocks, respectively. The S&P Citigroup Large Cap Growth Index and the Russell 3000 Growth Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.44%
Acquired Fund Fees and Expenses(3)	0.01%
Total Gross Annual Fund Operating Expenses	0.95%
Fee Waivers and Expense Assumption(4)	0.24%
Total Net Annual Fund Operating Expenses	0.71%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$73	$277	$498	$1,134

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

72

(2)  Expressed as a percentage of average net assets.

(3)  "Acquired Fund Fees and Expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.

(4)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The cost under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 75 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 75 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming the total costs‡ would be $19,131, $70,157, $125,411 and $284,412 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

73

PowerShares Value Line TimelinessTM Select Portfolio

Ticker: PIV Intraday NAV Ticker: JDV	CUSIP: 73935X682 Underlying Index: Value Line TimelinessTM Select Index (Ticker: VLTSI)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line TimelinessTM Select Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of companies that have the potential to outperform the U.S. equity market. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index represents the 50 highest ranking common stocks for timeliness and safety based on a proprietary investment methodology using the three core Value Line, Inc. investment merit indicators: TimelinessTM, SafetyTM and TechnicalTM Rankings. As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $216.3 million and $136.8 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index in anticipation of their removal from the Underlying Index, or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

74

Index Objective and Description

The objective of the Underlying Index is to represent a group of U.S. common stocks that have the potential to outperform the U.S. equity market. Stocks are selected using a proprietary rules-based discipline, which selects stocks with the greatest potential for capital appreciation based on the three core Value Line Ranking Systems.

The Underlying Index contains the 50 highest cumulative ranked stocks for SafetyTM and TechnicalsTM chosen from the one hundred number one ranked stocks for TimelinessTM. The Underlying Index removes stocks from the Underlying Index if they are no longer ranked number one for TimelinessTM and replaces removed stocks using the same methodology as described above.

To accomplish this, the Underlying Index uses core component rankings of the Value Line Investment Survey and Rankings, including:

TimelinessTM Ranking System is the rank of a stock's potential relative market performance in the year ahead. TimelinessTM Ranks are derived via a quantitative program using several inputs such as the long-term price and earnings history, recent price and earnings momentum, and earnings surprise. In simple terms, TimelinessTM Ranks are determined by a company's earnings growth and its stock's price performance. Stocks ranked one for TimelinessTM are stocks Value Line's research shows should out-perform as a whole in the coming six to 12 months.

SafetyTM Ranking System is a measurement of potential risk associated with individual common stocks. Above-average dividend yielding stocks tend to rank higher. The SafetyTM Rank is computed by averaging two other Value Line indicators-the Price Stability Index and the Financial Strength Rating. SafetyTM Ranks range from one, the highest (safest), to five, the lowest (higher risk).

TechnicalTM Ranking System attempts to predict short-term price movements of stocks in the next three to six months. The ranking is based on an analysis of the stock's historical price performance relative to the historical price performance of the entire universe followed by Value Line (approximately 3,500 stocks). Unlike the TimelinessTM Rank, earnings are not a factor in the TechnicalTM Rank. Stocks ranked one (highest) and two (above average) have a higher potential to outperform during the next quarter or two.

Index Construction

The Underlying Index is comprised of the 50 domestic stocks with the greatest capital appreciation potential as identified by the Value Line Timeliness Select Methodology. The Underlying Index seeks to provide market out-performance and reduce risk by incorporating Value Line's Safety Ranking into the investment process.

Construction Process-the Value Line TimelinessTM Select Index

(1) The Value Line Stock Universe is ranked using the proprietary Value Line Ranking System, incorporating the TimelinessTM, SafetyTM and TechnicalTM Rankings.

(a) The 100 stocks ranked number one for TimelinessTM are selected.

(b) The 50 stocks having the highest composite SafetyTM and TechnicalsTM scores are then selected from the 100 stocks ranked number one for TimelinessTM.

(2) These 50 stocks components are equally weighted across the Underlying Index.

75

Reconstitution and Rebalance

(1) Stocks components are removed from the Underlying Index if they are no longer ranked number one for TimelinessTM.

(2) When a stock is removed from the Underlying Index, it is replaced with the stocks which are currently ranked number one for TimelinessTM and have the highest composite SafetyTM and TechnicalsTM score.

(3) The Underlying Index is adjusted on a quarterly basis using the same methodology. Although the Underlying Index is adjusted quarterly, the Value Line Rank is updated daily. The Underlying Index will use the then most current rank available.

About Value Line, Inc.

Value Line furnishes investment advisory services to private and institutional accounts with combined assets of approximately $3 billion. The Value Line Index provides access to this same knowledge and same resources.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Healthcare Sector Risk

To the extent the Underlying Index includes securities of issuers in the healthcare sector, the Fund will invest in companies in such sector. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies are

76

also subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index.

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

77

Portfolio Turnover

The Financial Highlights Table for the Fund at the end of this Prospectus shows the Fund's portfolio turnover rates during recent periods. Based on the reconstitutions of the Underlying Index, there may be a large degree of portfolio turnover as the Fund replicates the Underlying Index. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was (3.14)%.

Best Quarter	Worst Quarter
9.23% (1st Quarter 2006)	(28.01)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

78

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Value Line TimelinessTM Select Portfolio (return before taxes)	(45.86)%	(13.15)%
PowerShares Value Line TimelinessTM Select Portfolio (return after taxes on distributions)	(45.88)%	(13.16)%
PowerShares Value Line TimelinessTM Select Portfolio (return after taxes on distributions and sale of Fund Shares)	(29.81)%	(10.91)%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(33.79)%	(8.48)%
S&P Citigroup Large Cap Growth Index (reflects no deduction for fees, expenses or taxes)	(34.92)%	(7.48)%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	(38.44)%	(8.97)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(8.34)%
Value Line TimelinessTM Select Index (reflects no deduction for fees, expenses or taxes	(45.90)%	(13.31)%

*  The Fund commenced operations on December 6, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The Russell 2000® Index, S&P Citigroup Large Cap Growth Index, Russell 3000 Growth Index and S&P 500® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 2,000, 384, 1,936 and 500 common stocks, respectively. The S&P Citigroup Large Cap Growth Index and the Russell 3000 Growth Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

79

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.22%
Total Gross Annual Fund Operating Expenses	0.72%
Fee Waivers and Expense Assumption(3)	0.02%
Total Net Annual Fund Operating Expenses	0.70%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$72	$228	$399	$893

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 50 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for

80

each redemption transaction (assuming approximately 50 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $11,726, $35,229, $60,787 and $134,892 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

81

PowerShares
Water Resources
Portfolio

Ticker: PHO Intraday NAV Ticker: JDP	CUSIP: 73935X575 Underlying Index: Palisades Water Index (Ticker: ZWI)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Palisades Water Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in ADRs and common stocks of companies in the water industry. For purposes of this 80% policy, a company will be considered to be in the water industry if at least 50% of its revenues come from water-related activities, as described below. In pursuit of its investment objective, the Fund will normally invest at least 90% of its total assets in ADRs and common stocks that comprise the Underlying Index. The Underlying Index is currently comprised of approximately 30 securities of companies which are publicly traded in the United States. The Underlying Index includes companies that focus on the provision of potable water, the treatment of water and the technology and services that are directly related to water consumption. In tracking the Underlying Index, it is anticipated that a portion of the securities will include small and medium capitalization stocks. As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $67.7 million and $19.7 billion. The Underlying Index was created by Hydrogen Ventures, LLC ("Hydrogen Ventures"). The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. Because of the practical difficulties and expense of purchasing all of securities in the Underlying Index, the Fund does not purchase all of the securities in the Underlying Index. Instead, the Adviser utilities a "sampling" methodology in seeking to achieve the Fund's objective. Sampling means that the Adviser uses quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization and other financial characteristics of securities. The quantity of holdings in the Fund will be

82

based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Underlying Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Index Construction

The Underlying Index includes companies drawn from the following sectors:

Water Utilities: Water utilities are the regulated purveyors of water directly responsible for getting water supplies to residential, commercial and industrial users. Utilities may be public utilities or investor owned utilities. As public utilities, they are under the jurisdiction of regulatory bodies and must comply with a myriad of federal and state regulatory requirements to ensure the safety of drinking water and the protection of the environment. Foreign water utilities may operate under different regulatory frameworks than U.S. water utilities. The investor-owned water utilities included in the Palisades Water Index generally oversee the water and wastewater facilities for a specific geographical region or are structured as holding companies comprised of geographically diverse operating divisions.

Treatment: Treatment refers to the application of technologies and/or processes that alter the composition of water to achieve a beneficial objective in its use. The most critical treatment objective pertains to the global need for healthy drinking water. Water treatment specifically refers to the process of converting source water to drinking water of sufficient quality to comply with applicable regulations, thereby ensuring the protection of human health, or to treat water in the optimization of an industrial process. Wastewater treatment, though extricably linked to the provision of potable water and sanitation, can be differentiated within the treatment category by the objective of environmental protection. The treatment category, therefore, comprises those companies that play a key role in the physical, chemical or biological integrity of water and wastewater supplies.

Analytical/Monitoring: This category includes companies that provide services, manufacture instrumentation or develop techniques for the analysis, testing or monitoring of water and/or wastewater quality parameters. These analytics are applied to, directly or indirectly, achieve either a mandated compliance requirement or a management objective in optimizing the function of water relative to a specific use, whether municipal or industrial.

Infrastructure/Distribution: This category includes the companies that supply products that are used as a component in the water infrastructure as it relates to the distribution of water. These companies include, among others, pipe manufacturers, pump, valve and flow control manufacturers, storage tanks and those companies that apply a specific technology or process to pipe rehabilitation, repair or replacement. These companies service and supply the components of the vast interconnected network of pipelines, mains, pumps, storage tanks, lift stations and smaller appurtenances of a water distribution system, as well as provide technologies utilized to upgrade, maintain and restore pipe networks as a cost-effective alternative to new construction.

Water Resource Management: This category includes companies that provide consulting, engineering and technical services in order to develop irrigation systems and other water resource management systems.

Conglomerates: The conglomerates category comprises those companies that contribute significantly to the water industry, yet are extensively diversified into other industries or markets such that the contribution of water-related activities is relatively small. Conglomerates are reviewed on a case-by-case basis. These

83

companies may not be conglomerates in the traditional sense, but may have instead sought to apply a particular platform technology, product-line or service capability across several global markets, including water.

The number of issuers or the sectors comprising the Underlying Index may be changed from time to time. The Underlying Index is calculated using a modified equal weighting methodology. It is rebalanced quarterly.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index.

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may also delay the Fund's purchase or sale of securities included in the Underlying Index, thus potentially decreasing the correlation between the Fund's performance and that of the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Sampling Risk

The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result

84

in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Risk of Concentrating in the Water Industry

There are risks of concentrating in the water industry. Adverse developments in the water industry may significantly affect the value of the Shares of the Fund. Companies involved in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Foreign Securities Risk

Since the Palisades Water Index may include ADRs, the Fund's investments involve risks of investing in foreign securities that are in addition to the risks associated with domestic securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies, and therefore, not all material information regarding these companies will be available.

In addition, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

85

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 1.58%.

Best Quarter	Worst Quarter
18.91% (1st Quarter 2006)	(20.82)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

86

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Water Resources Portfolio (return before taxes)	(32.15)%	(1.12)%
PowerShares Water Resources Portfolio (return after taxes on distributions)	(32.27)%	(1.34)%
PowerShares Water Resources Portfolio (return after taxes on distributions and sale of Fund Shares)	(20.89)%	(1.06)%
Dow Jones U.S. Utility Index (reflects no deduction for fees, expenses or taxes	(32.63)%	(2.97)%
ISE Water Index (reflects no deduction for fees, expenses or taxes)	(30.01)%	1.28%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(8.34)%
Palisades Water Index (reflects no deduction for fees, expenses or taxes)	(30.16)%	0.98%

*  The Fund commenced operations on December 6, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The Dow Jones U.S. Utility Index, ISE Water Index and S&P 500® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 15, 36 and 500 common stocks, respectively. The ISE Water Index will be used for comparative purposes going forward as it represents a more appropriate market index for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

87

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.14%
Total Gross Annual Fund Operating Expenses	0.64%
Fee Waivers and Expense Assumption(3)	—%
Total Net Annual Fund Operating Expenses	0.64%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$65	$205	$357	$798

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to

88

redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,809, $31,730, $54,514 and $120,756 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

89

PowerShares
WilderHill Clean Energy Portfolio

Ticker: PBW Intraday NAV Ticker: BWH	CUSIP: 73935X500 Underlying Index: WilderHill Clean Energy Index (Ticker: ECO)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the WilderHill Clean Energy Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of companies engaged in the business of the advancement of cleaner energy and conservation. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is currently comprised of approximately 52 companies which are publicly traded in the United States and engaged in a business or businesses which the Clean Energy Index Selection Committee believes stand to benefit substantially from a societal transition toward use of cleaner energy and conservation. Stocks are selected based on expert evaluation by the Underlying Index Selection Committee. The list of component stocks is reviewed quarterly, or more often, at the discretion of the Selection Committee. As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $45.8 million and $14.6 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

Companies selected for the Underlying Index include those that focus on technologies for utilization of greener, more-renewable sources of energy. These technologies include those for renewable energy harvesting or production, energy conversion, energy storage, pollution prevention and improvements in energy efficiency, power delivery, energy conservation and monitoring of energy information.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample

90

of stocks in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Construction

(1) The Underlying Index uses modified equal dollar weighting. No single stock may exceed 3% of the total Clean Energy Index weight at the quarterly rebalancing.

(2) For a stock to be included in the selection universe, a company must be identified as one which has a significant exposure to clean energy, or contribute to the advancement of clean energy or be important to the development of clean energy.

–  Companies in the Underlying Index generally (i) help prevent pollutants such as carbon dioxide, nitrous oxide, sulfur oxide or particulates – and avoid carbon or contaminants that harm oceans, land, air or ecosystems structure, (ii) work to further renewable energy efforts and do so in ecologically and economically sensible ways and (iii) incorporate the precautionary principles into their pollution prevention and clean energy efforts.

–  Companies under the Underlying Index stocks generally will not have their majority interests in the highest-carbon fuels: oil or coal.

–  Large companies with interests outside clean energy may be included if they are significant to this sector.

(3) Market capitalization for the majority of Underlying Index stocks is $200 million and above. To account for notable but smaller companies sometimes significant to the clean energy field, a minority of Underlying Index stocks may have market capitalizations between $50 million and $200 million.

(4) To be eligible for the Underlying Index, a stock must have:

(i) three-month average market capitalization of at least $50 million; and

(ii) three-month average closing price above $1.00 if not currently in the Underlying Index.

Stock Universe

Companies selected for the Underlying Index include companies that contribute to the advancement of clean energy, including those developing and selling energy technologies and energy management services designed to address efficiency and environmental challenges as well as changes in fossil fuel resource abundance. Trends affecting adoption of clean energy technologies include (but are not limited to) conventional air pollution, carbon dioxide and other greenhouse gas pollution leading to global warming, and risks to centralized grid or other energy infrastructure.

There is a strong bias in favor of companies in wind, solar power, hydrogen and fuel cells and directly related industries. Companies in emerging clean energy fields, such as wave, tidal, geothermal and others, will be considered with respect to carbon content, impact upon marine and terrestrial biodiversity, and the degree to which they advance or reflect the clean energy sector.

91

The Underlying Index is currently comprised of companies focused on the following areas:

Renewable Energy Supplies-Harvesting. These are the producers of energy that is renewably-made, or manufacturers relevant to green energy such as the makers of turbines and rotors used for wind power, makers of solar photovoltaic panels and makers of biofuels derived from renewable vegetable crops, as examples. These renewable methods supply desired electrical power directly where needed – or this 'green' power could be stored as a clean fuel like hydrogen. Wind, solar biofuels, hydro and waste-to-energy notably carry less burden of pollution, and renewable sources allow distributed generation that makes power closer to need. Retailers of clean energy systems are included.

Energy Storage. This wide-ranging category includes hydrogen storage by compression, hydrides or other means. Advanced batteries hold energy in familiar ways, while flywheels make use of momentum and spinning at high speeds to store energy. Supercapacitors build and then release large amounts of power very quickly. Because most renewable power is not 'firm' meaning not always on – like solar power that works only by day, or wind power just at windy times – joining renewable power with energy storage systems often makes sense.

Hydrogen Production. In the future hydrogen – a gas that's the lightest and most abundant element – may become an 'energy carrier' by moving power made one place to where hopefully it is needed. For instance sun or wind power might be used to convert water into hydrogen, to power personal electronics, homes, cities, cars, etc. Hydrogen used in fuel cells or modified engines may offer an elegant energy path that prevents pollution while becoming better than fossil fuels to boot. However, there are numerous daunting technical challenges including the lack of a hydrogen infrastructure and very high cost. Hydrogen and fuel cells are in only early technical development, not widely commercialized for energy systems, and are still far more costly than fossil fuels in practice. Presently, nearly all the industrial hydrogen comes from natural gas; smaller systems are emerging to potentially create fuel by electrolysis of water.

Energy Conversion. These are devices that convert fuels such as hydrogen to electrical power wherever needed. For instance, fuel cells are electrochemical devices that can directly convert a fuel like hydrogen plus air – to desired electricity. They are much more efficient and far cleaner than the combustion engines that burn fossil fuels. They are also fundamentally different from combustion engines of the recent past, with the fuel cell 'stacks' and the balance of plant involving specific components and materials. Alternatively, cleaner combustion can utilize fuels like hydrogen or biofuels, but in a combustion engine that is much less polluting. Energy conversion is critical – but depends on having clean fuels such as hydrogen or liquid biofuels.

Cleaner Utilities. Among utilities in the United States are several explicitly emphasizing cleaner methods of making electric power including wind, solar, biogas, geothermal, hydro and others that can prevent pollution, while also ensuring greater price stability for the consumer. Unlike conventional plants, the price of renewable energy – though still costly – is widely declining. Should pollution such as from coal or oil be seen as more significant, or traditional fuel supplies be constrained or interrupted and prices rise – these alternative, independent and renewable approaches to producing utility power to the grid can become increasingly relevant.

Power Delivery and Conservation. Of importance in clean energy systems are the electronics needed to smooth power outputs, convert DC to AC and match power loads to output. This includes inverters and equipment for power conditioning, and in transport, power management for hybrid, hydrogen and fuel cell vehicles.

92

Superconductors made of exotic materials might allow power to be delivered efficiently over large distances. For computers, uninterruptible power may be desired combining storage with conditioning. Notably products for energy efficiency and conservation broadly conceived are included. This includes various end-use improvements such as appliance makers designing exceptionally energy-efficient goods, or products curtailing need for power in the first place.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index.

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may also delay the Fund's purchase or sale of securities included in the Underlying Index, thus potentially decreasing the correlation between the Fund's performance and that of the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the

93

Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Clean Energy Industry Concentration

The clean energy industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Further, the clean energy industry can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts, and can be subject to risks associated with hazardous materials. The clean energy industry can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. The industry also can be significantly affected by the supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions.

Shares in the companies involved in this industry have been significantly more volatile than shares of companies operating in other more established industries. Certain valuation methods currently used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

This industry sector is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

Changes in U.S., European and other governments' policies towards alternative power and power technology also may have an adverse effect on the Fund's performance.

The Fund may invest in the shares of companies with a limited operating history, some of which may never have traded profitably. Investment in young companies with a short operating history is generally riskier than investment in companies with a longer operating history.

The Fund, being composed of securities issued by companies operating in a limited number of industries, will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different industries.

The price of crude oil, natural gas, electricity produced from traditional hydro power and that generated from nuclear power and possibly other as yet undiscovered energy sources could potentially have a negative impact on the competitiveness of renewable energies.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium

94

capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 17.43%.

Best Quarter	Worst Quarter
31.54% (1st Quarter 2006)	(41.88)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

95

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares WilderHill Clean Energy Portfolio (return before taxes)	(69.09)%	(14.49)%
PowerShares WilderHill Clean Energy Portfolio (return after taxes on distributions)	(69.09)%	(14.51)%
PowerShares WilderHill Clean Energy Portfolio (return after taxes on distributions and sale of Fund Shares)	(44.91)%	(11.86)%
NASDAQ Composite Index (reflects no deduction for fees, expenses or taxes)	(40.54)%	(6.63)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes	(36.99)%	(5.71)%
WilderHill Clean Energy Index (reflects no deduction for fees, expenses or taxes)	(70.04)%	(15.71)%

*  The Fund commenced operations on March 3, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The NASDAQ Composite Index and S&P 500® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 3,087 and 500 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses (1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.19%
Total Gross Annual Fund Operating Expenses	0.69%
Fee Waivers and Expense Assumption(3)	—%
Total Net Annual Fund Operating Expenses	0.69%

96

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$70	$221	$384	$859

(1)  When buying or selling Shares through a Broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 52 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 52 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $11,573, $34,106, $58,623 and $129,781 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

97

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

98

PowerShares WilderHill Progressive Energy Portfolio

Ticker: PUW Intraday NAV Ticker: PUW.IV	CUSIP: 73935X161 Underlying Index: WilderHill Progressive Energy Index (Ticker: WHPRO)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the WilderHill Progressive Energy Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of companies principally engaged in the progressive energy business. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Index. Companies in the Underlying Index will be selected by WilderShares, LLC ("WilderHill" or the "Index Provider") pursuant to a proprietary selection methodology. The Underlying Index is currently comprised of approximately 46 companies which are publicly traded in the United States and engaged in a business or businesses which the Underlying Index Selection Committee believes stand to benefit substantially from a societal shift toward the transitional energy technologies significant in improving the use of fossil fuels and nuclear power. As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $95.0 million and $59.9 billion. Stocks are selected based on expert evaluation by the Underlying Index Selection Committee. The list of component stocks is reviewed quarterly, or more often, at the discretion of the Selection Committee. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Index is adjusted quarterly, and the Fund, using an "indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain

99

securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Construction

(1) The Underlying Index uses modified equal dollar weighting. No single stock may exceed 5% of the total Underlying Index weight at the quarterly rebalancing.

(2) For a stock to be included in the selection universe, a company must be identified as one which has significant exposure to transitional energy technologies focusing on improving the nearer-term use of fossil fuels and nuclear power, contributing to their advancement or important to the development of these energy technologies.

(3) To be eligible for the Underlying Index, a stock must have: (i) three-month average market capitalization of at least $150 million; (ii) three-month average closing price above $1.00 if not currently in the Underlying Index; and (iii) a listing on the NYSE, NYSE Amex or the NASDAQ and, if a foreign company, have its ADRs listed on the NYSE, NYSE Amex or the NASDAQ.

(4) WilderHill may, at any time and from time to time, change the number of issues comprising the Underlying Index by adding or deleting one or more component stocks, or replacing one or more issues contained in the Underlying Index with one or more substitute stocks of its choice, if in WilderHill's discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the progressive energy industry.

Stock Universe

The Underlying Index is a modified equal-weighted index composed of companies in transitional energy technologies significant in improving the use of fossil fuels and nuclear power.

The Underlying Index is currently comprised of companies focused on the following areas:

Alternative Energy: This area encompasses alternative fuels including nuclear power and uranium fuel, innovative fossil fuel technologies, natural gas and liquefied natural gas, gas-to-liquids, hydrogen and methanol. Biofuels from renewable crops, ethanol, alcohol-based fuels and other alternatives are also included within alternative energy. Lower-carbon, or the carbon-neutral near-term bridging options, are generally favored as part of a more responsible approach to fossil fuels. Somewhat higher-carbon options may be included if they also offer significant advantages such as energy security.

Better Efficiency: Companies that offer transitional improvements for efficiency, power management and demand-side reduction, as a means to save energy in the first place.

Emission Reduction: This area includes end-of-pipe pollution controls, approaches that can reduce pollutants from fossil fuels and advances in so-called "clean coal."

New Energy Activity: Companies engaging in new energy activity possess emerging technologies for improving combustion of fossil fuels and other innovative energy techniques, including nanotechnology, nuclear power and the bridge to smarter energy consumption such as advanced motors and appliances. Work by conglomerates developing smarter energy production and consumption products is included.

100

Greener Utilities: Greener utilities are those that are striving for greener power production.

Innovative Materials: Innovative materials include smart energy production and use.

Energy Storage: Energy storage includes advanced batteries and storage of gaseous fuels.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Energy Industry Risk

The alternative and transitional energy industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. This can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Companies in this industry could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Shares in the companies involved in this industry have been significantly more volatile than shares of companies operating in other more established industries. Certain valuation methods currently used to value companies involved in the alternative and transitional energy industries, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain alternative and transitional energy company share prices.

This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

Changes in U.S., European and other governments' policies towards alternative and transitional energy technology also may have an adverse effect on the Fund's performance.

The Fund may invest in the shares of companies with a limited operating history, some of which may never have traded profitably. Investment in young companies with a short operating history is generally riskier than investment in companies with a longer operating history.

101

The Fund, being composed of securities issued by companies operating in a limited number of industries, will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different industries.

The price of crude oil, natural gas, electricity generated from nuclear power and possibly other as yet undiscovered energy sources could potentially have a negative impact on the competitiveness of renewable energies.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index.

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

102

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 24.17%.

Best Quarter	Worst Quarter
12.56% (2nd Quarter 2007)	(32.63)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares WilderHill Progressive Energy Portfolio (return before taxes)	(49.71)%	(20.64)%
PowerShares WilderHill Progressive Energy Portfolio (return after taxes on distributions)	(49.77)%	(20.75)%
PowerShares WilderHill Progressive Energy Portfolio (return after taxes on distributions and sale of Fund Shares)	(32.29)%	(17.18)%
NASDAQ Composite Index (reflects no deduction for fees, expenses or taxes)	(40.54)%	(17.09)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(15.86)%
WilderHill Progressive Energy Index (reflects no deduction for fees, expenses or taxes)	(49.92)%	(20.98)%

*  The Fund commenced operations on October 24, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The NASDAQ Composite Index and S&P 500® Index are unmanaged indices used as

103

measurements of changes in stock market conditions based on the average performance of approximately 3,087 and 500 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.36%
Total Gross Annual Fund Operating Expenses	0.86%
Fee Waivers and Expense Assumption(3)	0.16%
Total Net Annual Fund Operating Expenses	0.70%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$72	$258	$461	$1,046

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses

104

of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" Below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 46 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 46 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $18,876, $65,601, $116,275 and $262,496 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

105

Additional Investment Strategies

Each Fund (except for PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio) will normally invest at least 90% of its total assets in component securities that comprise its respective Underlying Index. PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio will normally invest at least 80% of their total assets in common stocks that comprise their respective Reference Index and will write (sell) call options thereon. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to each Fund's Underlying Index to be reflected in the portfolio composition of each Fund.

Each of the policies described herein, including the investment objective of each Fund (except for PowerShares Water Resources Portfolio), constitutes a non-fundamental policy that may be changed by the Board of Trustees (the "Board") without shareholder approval. Certain fundamental policies of the Funds are set forth in the SAI under "Investment Restrictions."

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked-to-market on a daily basis.

Additional Risks

Trading Issues

Trading in Shares on the Exchanges may be halted due to market conditions or for reasons that, in the view of the Exchanges, make trading in Shares inadvisable. In addition, trading in Shares on the Exchanges is subject to trading halts caused by extraordinary market volatility pursuant to each Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

106

Fluctuation of Net Asset Value

The NAV of a Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the relevant Exchange. The Adviser cannot predict whether the Shares will trade below, at or above NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of a Fund's Underlying Index trading individually or in the aggregate at any point in time. However, given that the Shares can be created and redeemed in Creation Units at NAV (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares are not likely to be sustained over the long-term. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Securities Lending

The Funds may engage in lending their portfolio securities to certain borrowers. A risk in lending portfolio securities consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Funds may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. Furthermore, because of the risks in delay of recovery, the Funds may lose the opportunity to sell the securities at a desirable price, and the Funds will generally not have the right to vote securities while they are being loaned. In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' SAI.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management of more than $12.7 billion as of July 31, 2009. The Trust is currently comprised of 62 exchange-traded funds.

107

Invesco PowerShares Capital Management LLC has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Funds. In this capacity, Mr. Southard oversees the team of portfolio managers (with Mr. Southard, the "Portfolio Managers") who are responsible for the day-to-day management of the Funds. Peter Hubbard, who reports to Mr. Southard, is the member of the portfolio management team who is currently primarily responsible for each Fund's day-to-day management. Mr. Hubbard receives management assistance from Joshua Betts, John Browning, Michael Jeanette, Jeffrey Kernagis, Brian McGreal and Travis Trampe, who perform various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each member of the portfolio management team has appropriate limitations on his authority for risk management and compliance purposes.

Portfolio Managers

John Southard is a Managing Director at the Adviser and has been with the Adviser since its inception in August 2002. Mr. Southard has managed each Fund since its inception. Prior to his current position, he was a Senior Equity Analyst at Charles Schwab & Company from May 2001 to August 2002.

Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Joshua Betts is a Vice President and Portfolio Manager of the Adviser and has been employed by the Adviser since November 2008. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares CleantechTM Portfolio since June 2009. Prior to joining the Adviser, Mr. Betts was a Regional Vice President at Claymore Securities, Inc. from May 2007 to August 2008. Prior to this, he was a Portfolio Consultant for the Adviser from June 2006 to May 2007. From September 2005 to June 2006, he was a mortgage broker for Advanced Mortgage Services. He received a Bachelor of Science from Oregon State University.

John Browning is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares Aerospace & Defense Portfolio, PowerShares DWA Technical LeadersTM Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Value Line Industry Rotation Portfolio, PowerShares Value Line TimelinessTM Select Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio since June 2009. Prior to joining the Adviser, Mr. Browning was an Executive Director of the Unit Trust Investment Team with Morgan Stanley from 2005 to 2008. Prior to this, he was a Vice President with Morgan Stanley from 2000 to 2005.

108

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds (except PowerShares CleantechTM Portfolio, PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio) since August 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007.

Jeffrey W. Kernagis is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-today management of PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio since September 2007. Prior to joining the Adviser, Mr. Kernagis was a Portfolio Manager at Claymore Securities, Inc. from 2005 to 2007. Prior to that, Mr. Kernagis was a Senior Trader at Mid-States Corporate Federal Credit Union from 2004 to 2005 and a Vice President of Institutional Futures Sales at ABN Amro, Inc. from 1994 to 2003.

Brian McGreal is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares CleantechTM Portfolio, PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P BuyWrite Portfolio since August 2008. Prior to joining the Adviser, Mr. McGreal was an analyst for Ritchie Capital Management from May 2005 to September 2007 and a trader with SAM Investments from February 1999 to April 2005.

Travis Trampe is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares CleantechTM Portfolio since June 2007. Mr. Trampe has been an employee of the Adviser since April 2007. Prior to joining the Adviser, Mr. Trampe was an analyst for Principal Global Investors from December 1994 to September 2006 and Research Analyst for Quantitative Services Group LLC from October 2006 to April 2007.

The Funds' SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

The Adviser receives management fees from each Fund (except PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio) equal to 0.50% of the Fund's average daily net assets. The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (except PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio) (excluding interest expense, offering costs, sub-licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average daily net assets (the "Expense Cap"), at least until August 31, 2010. The offering costs excluded from the 0.60% Expense Cap are: (a) legal fees pertaining to each Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Each of PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio pays the Adviser a unitary management fee equal to 0.75% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee

109

payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Adviser's unitary management fee is designed to pay the expenses of PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio and to compensate the Adviser for providing services for PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio.

A discussion regarding the basis for the Board's approval of the Funds' Investment Advisory Agreement is available in the Funds' Annual Report to Shareholders for the fiscal year ended April 30, 2009.

Each Fund (except PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees for use of the Underlying Indexes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

How to Buy and Sell Shares

The Shares are issued or redeemed by each Fund at NAV per Share only in Creation Units. See "Creations, Redemptions and Transaction Fees."

Most investors buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade under the following symbols on the following Exchanges:

Fund	Symbol	Exchange
PowerShares Aerospace & Defense Portfolio	PPA	NYSE Arca

PowerShares CleantechTM Portfolio	PZD	NYSE Arca

PowerShares DWA Technical LeadersTM Portfolio	PDP	NYSE Arca

PowerShares Golden Dragon Halter USX China Portfolio	PGJ	NYSE Arca

PowerShares Listed Private Equity Portfolio	PSP	NYSE Arca

PowerShares Lux Nanotech Portfolio	PXN	NYSE Arca

PowerShares NASDAQ-100 BuyWrite Portfolio	PQBW	NASDAQ

PowerShares S&P 500 BuyWrite Portfolio	PBP	NYSE Arca

PowerShares Value Line Industry Rotation Portfolio	PYH	NYSE Arca

PowerShares Value Line TimelinessTM Select Portfolio	PIV	NYSE Arca

PowerShares Water Resources Portfolio	PHO	NYSE Arca

PowerShares WilderHill Clean Energy Portfolio	PBW	NYSE Arca

PowerShares WilderHill Progressive Energy Portfolio	PUW	NYSE Arca

Share prices are reported in dollars and cents per Share.

110

Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on the relevant Exchange may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The approximate value of Shares of each Fund will be disseminated every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

The Trust's Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund Shares ("market timing"). In establishing this policy, the Board evaluated the risks of market timing activities by the Trust's shareholders. The Board noted that a Fund's Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Funds' Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as

111

previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Funds' Shares trade at or close to NAV. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. The Funds impose transaction fees on in-kind purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by a Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund's trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds' Shares.

Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Purchase

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the securities included in the relevant Fund's Underlying Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the NSCC immediately prior to the opening of business each day of the relevant Exchange. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"), or (ii) a participant of DTC ("DTC Participant") that has entered into an agreement with the principal underwriter and transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the

112

event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed Creation Transaction Fee is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. The following chart lists the Creation Transaction Fee applicable to each Fund:

Fund	Creation Transaction Fee
PowerShares Aerospace & Defense Portfolio	$500
PowerShares CleantechTM Portfolio	$1,000
PowerShares DWA Technical LeadersTM Portfolio	$500
PowerShares Golden Dragon Halter USX China Portfolio	$500
PowerShares Listed Private Equity Portfolio	$500
PowerShares Lux Nanotech Portfolio	$500
PowerShares NASDAQ-100 BuyWrite Portfolio	$500
PowerShares S&P 500 BuyWrite Portfolio	$2,500
PowerShares Value Line Industry Rotation Portfolio	$500
PowerShares Value Line TimelinessTM Select Portfolio	$500
PowerShares Water Resources Portfolio	$500
PowerShares WilderHill Clean Energy Portfolio	$500
PowerShares WilderHill Progressive Energy Portfolio	$500

An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Redemption

Each Fund's custodian makes available immediately prior to the opening of business each day on the relevant Exchange, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund

113

Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are permitted or required for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m., Eastern time.

A fixed Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The following chart lists the Redemption Transaction Fee applicable to each Fund:

Fund	Redemption Transaction Fee
PowerShares Aerospace & Defense Portfolio	$500
PowerShares CleantechTM Portfolio	$1,000
PowerShares DWA Technical LeadersTM Portfolio	$500
PowerShares Golden Dragon Halter USX China Portfolio	$500
PowerShares Listed Private Equity Portfolio	$500
PowerShares Lux Nanotech Portfolio	$500
PowerShares NASDAQ-100 BuyWrite Portfolio	$500
PowerShares S&P 500 BuyWrite Portfolio	$2,500
PowerShares Value Line Industry Rotation Portfolio	$500
PowerShares Value Line TimelinessTM Select Portfolio	$500
PowerShares Water Resources Portfolio	$500
PowerShares WilderHill Clean Energy Portfolio	$500
PowerShares WilderHill Progressive Energy Portfolio	$500

An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process, if any, or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

114

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the relevant Exchange, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Each of PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio expect that the ownership of stocks and sale of call options will generally constitute "straddles" (offsetting positions with respect to personal property) under section 1092 of the Internal Revenue Code. Unlike certain other funds that utilize covered call strategies, based on their particular investment strategy, the Funds do not anticipate that the call options will be structured to be treated as "qualified covered call options" under section 1092 of the Internal Revenue Code. The straddle rules would usually terminate each Fund's holding periods for the stocks that become part of a straddle before the long-term capital gains holding period has been reached, which is expected to eliminate each Fund's

115

ability to recognize long-term capital gains from a sale or disposition of the stocks. The straddle rules would also usually defer recognition of realized losses and require the capitalization of certain interest expense and carrying charges. In addition, dividends, if any, on stocks would not qualify for either the reduced tax rates applicable to long-term capital gains (such rates being applicable to what is commonly referred to as "qualified dividend income") or for the dividends received deduction applicable to certain dividends received by corporate investors.

In this regard, each of PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio intend to make certain elections consistent with their investment policies that may minimize certain of these adverse consequences. As a result, the Funds generally will be required to mark to market their positions in the stocks and the call options on a daily basis and, therefore, the Funds may have to recognize gain on their investments sooner than they would if engaged in a different investment strategy. The specific rules that are expected to apply to each Fund's investments generally will require the mark to market gains and losses from the stock positions to be compared with the mark to market gains or losses from the call options on a daily basis; to the extent that there is more gain or loss from the stock positions, each Fund will have short-term capital gain, which is generally taxed like ordinary income, or short term capital loss; to the extent there is more gain or loss from the call options, such gain will be 60% long term capital gain or loss and 40% short term capital gain or loss. These rules also impose limits on the total percentage of gain for a tax year that can be characterized as long term capital gain and the percentage of loss for a tax year that can be characterized as short-term capital loss. As a result, each Fund may be required to pass through more income to you in a particular year than it would if it had a different investment strategy. It is also possible that a significant portion of the income passed through to you will be ordinary. As a result of this, and each Fund's inability to designate a portion of the distributions it makes as eligible for the reduced rates applicable to the long term capital gains or eligible for the dividends received deduction, an investor may be subject to significantly greater amounts of tax as a result of the investment than would apply to an investment in a fund engaged in a different investment strategy. You should consider whether an investment in the Funds should be made in a taxable account or whether it is best suited for a tax deferred entity or tax-exempt retirement account.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market

116

value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

Foreign Income Taxes

Each Fund may elect to pass its credits for foreign income taxes through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consists of stock and securities of foreign corporations. If a Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund's foreign income taxes, but the shareholder must include an equal amount in gross income. See the SAI section "Taxes."

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on Fund distributions and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. For more information, please see the SAI section "Taxes."

Distributor

Invesco Aim Distributors, Inc. serves as the distributor (the "Distributor") of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

The Bank of New York Mellon (formerly known as The Bank of New York) ("BONY") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the

117

number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market, or in the case of the NASDAQ, at the NASDAQ official closing price. When price quotes are not readily available, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Fund Service Providers

BONY, 101 Barclay Street, New York, NY 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10036, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report for the fiscal year ended April 30, 2009, which is available upon request.

118

PowerShares Aerospace & Defense Portfolio

	Year Ended April 30,			For the Period October 26, 2005* through April 30,
	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$20.93	$20.19	$17.37	$14.91
Net investment income**	0.16	0.06	0.05	0.03
Net realized and unrealized gain (loss) on investments	(7.56)	0.72	2.83	2.45
Total from investment operations	(7.40)	0.78	2.88	2.48
Distributions to shareholders from:
Net investment income	(0.15)	(0.04)	(0.06)	(0.02)
Return of capital	—	—	— (a)	—
Total distributions	(0.15)	(0.04)	(0.06)	(0.02)
Net asset value at end of period	$13.38	$20.93	$20.19	$17.37
Share price at end of period***	$13.37
NET ASSET VALUE, TOTAL RETURN****	(35.46)%	3.86%	16.66%	16.66%
SHARE PRICE TOTAL RETURN****	(35.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$116,429	$257,495	$201,886	$85,136
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.66%	0.66%	0.66%	0.68%†
Expenses, prior to (Waivers) and/or Recapture	0.67%	0.64%	0.77%	0.80%†
Net investment income, after (Waivers) and/or Recapture	1.01%	0.27%	0.28%	0.31%†
Portfolio turnover rate††	9%	13%	16%	1%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.00 (a)	$0.00 (a)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

119

PowerShares CleantechTM
Portfolio

	Year Ended April 30,			For the Period October 24, 2006* through
				April 30,
	2009		2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$33.63		$27.08	$24.70
Net investment income (loss)**	(0.00	)(a)	(0.10)	(0.04)
Net realized and unrealized gain (loss) on investments	(14.38)		6.65	2.42
Total from investment operations	(14.38)		6.55	2.38
Net asset value at end of period	$19.25		$33.63	$27.08
Share price at end of period***	$19.35
NET ASSET VALUE, TOTAL RETURN****	(42.76)%		24.19%	9.64%
SHARE PRICE TOTAL RETURN****	(42.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$111,674		$114,336	$21,663
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.67%		0.69%	0.71	%†
Expenses, prior to (Waivers) and/or Recapture	0.73%		0.77%	1.06	%†
Net investment loss, after (Waivers) and/or Recapture	(0.01)%		(0.31)%	(0.29	)%†
Portfolio turnover rate††	72%		23%	22%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.05)		$(0.09)	$0.01

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

120

PowerShares DWA Technical
LeadersTM Portfolio

	Year Ended April 30,		For the Period March 1, 2007* through
			April 30,
	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.97	$25.58	$23.95
Net investment income (loss)**	0.07	(0.02)	0.04
Net realized and unrealized gain (loss) on investments	(11.86)	0.43	1.59
Total from investment operations	(11.79)	0.41	1.63
Distributions to shareholders from:
Net investment income	(0.04)	(0.01)	—
Return of capital	—	(0.01)	—
Total distributions	(0.04)	(0.02)	—
Net asset value at end of period	$14.14	$25.97	$25.58
Share price at end of period***	$14.13
NET ASSET VALUE, TOTAL RETURN****	(45.40)%	1.62%	6.81%
SHARE PRICE TOTAL RETURN****	(45.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$138,549	$363,514	$92,090
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.69%	0.71%	0.72	%†
Expenses, prior to (Waivers) and/or Recapture	0.68%	0.68%	1.78	%†
Net investment income (loss), after (Waivers) and/or Recapture	0.38%	(0.07)%	1.50	%†(a)
Portfolio turnover rate††	87%	83%	9%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.03)	$0.07	$0.07

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $15.00 per share owned of Dean Foods Co. on April 2, 2007. Net investment loss per share and the ratio of net investment loss to average net assets excluding the special dividend were less than $0.005 and (0.11)%, respectively, for the year ended April 30, 2007.

121

PowerShares Golden Dragon
Halter USX China Portfolio

	Year Ended April 30,				For the Period December 9, 2004* through
					April 30,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$28.88	$21.43	$16.90	$13.00	$14.55
Net investment income**	0.20	0.12	0.20	0.17	0.06
Net realized and unrealized gain (loss) on investments	(11.44)	7.54	4.54	3.89	(1.61)
Total from investment operations	(11.24)	7.66	4.74	4.06	(1.55)
Distributions to shareholders from:
Net investment income	(0.17)	(0.20)	(0.21)	(0.16)	—
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.17)	(0.21)	(0.21)	(0.16)	—
Net asset value at end of period	$17.47	$28.88	$21.43	$16.90	$13.00
Share price at end of period***	$17.48
NET ASSET VALUE, TOTAL RETURN****	(39.06)%	35.87%	28.53%	31.52%	(10.68)%
SHARE PRICE TOTAL RETURN****	(38.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$279,490	$528,483	$394,320	$238,330	$49,384
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.69%	0.69%	0.70%	0.71%	0.70%†
Expenses, prior to (Waivers) and/or Recapture	0.71%	0.66%	0.72%	0.88%	0.97%†
Net investment income, after (Waivers) and/or Recapture	1.06%	0.42%	1.06%	1.18%	1.24%†
Portfolio turnover rate††	20%	15%	17%	21%	9%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.03)	$0.03	$0.01	—	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

122

PowerShares Listed Private Equity
Portfolio

	Year Ended April 30,		For the Period October 24, 2006* through April 30,
	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$20.27	$27.79	$25.09
Net investment income**	0.87	1.22	0.44
Net realized and unrealized gain (loss) on investments	(13.55)	(7.63)	2.60
Total from investment operations	(12.68)	(6.41)	3.04
Distributions to shareholders from:
Net investment income	(0.87)	(1.11)	(0.34)
Net asset value at end of period	$6.72	$20.27	$27.79
Share price at end of period***	$6.71
NET ASSET VALUE, TOTAL RETURN****	(64.23)%	(23.50)%	12.18%
SHARE PRICE TOTAL RETURN****	(64.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$60,476	$103,379	$150,078
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.70%	0.71%	0.71	%†
Expenses, prior to (Waivers) and/or Recapture	0.78%	0.72%	0.82	%†
Net investment income, after (Waivers) and/or Recapture	7.75%	5.04%	3.38	%†
Portfolio turnover rate††	74%	30%	19%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.21	$(0.03)	$0.08

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

123

PowerShares Lux Nanotech
Portfolio

	Year Ended April 30,			For the Period October 26, 2005* through April 30,
	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$14.07	$17.48	$19.05	$15.32
Net investment income (loss)**	0.02	(0.03)	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	(6.50)	(3.38)	(1.55)	3.79
Total from investment operations	(6.48)	(3.41)	(1.57)	3.81
Distributions to shareholders from:
Net investment income	—	—	—	(0.01)
Return of capital	—	—	—	(0.07)
Total distributions	—	—	—	(0.08)
Net asset value at end of period	$7.59	$14.07	$17.48	$19.05
Share price at end of period***	$7.60
NET ASSET VALUE, TOTAL RETURN****	(46.06)%	(19.51)%	(8.24)%	24.94%
SHARE PRICE TOTAL RETURN****	(45.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$39,484	$84,428	$159,052	$112,416
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.70%	0.70%	0.71%	0.73%†
Expenses, prior to (Waivers) and/or Recapture	0.89%	0.73%	0.79%	0.83%†
Net investment income (loss), after (Waivers) and/or Recapture	0.17%	(0.17)%	(0.09)%	0.17%†
Portfolio turnover rate††	50%	42%	16%	6%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$0.01	$(0.01)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

124

PowerShares NASDAQ-100 BuyWrite Portfolio

	For the Period June 9, 2008* through April 30, 2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.86
Net investment loss**	(0.01)
Net realized and unrealized loss on investments	(6.44)
Total from investment operations	(6.45)
Net asset value at end of period	$18.41
Share price at end of period***	$18.43
NET ASSET VALUE, TOTAL RETURN****	(25.95	)%(a)
SHARE PRICE TOTAL RETURN****	(25.87	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$5,524
Ratio to average net assets of:
Expenses	0.75	%†
Net investment loss	(0.07	)%†
Portfolio turnover rate††	65%
Undistributed net investment loss included in price of units issued and redeemed**#	$(0.03)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value, total return from Fund Inception (June 12, 2008, first day of trading on the Exchange) to April 30, 2009 was (23.83)%. The share price total return from Fund Inception to April 30, 2009 was (23.97)%.

125

PowerShares S&P 500 BuyWrite Portfolio

	Year Ended April 30, 2009	For the Period December 19, 2007* through April 30, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.00	$24.97
Net investment income**	0.38	0.09
Net realized and unrealized loss on investments	(7.38)	(0.01)
Total from investment operations	(7.00)	0.08
Distribution to shareholders from:
Net investment income	(0.46)	(0.05)
Net asset value at end of period	$17.54	$25.00
Share price at end of period***	$17.59
NET ASSET VALUE, TOTAL RETURN****	(28.26)%	0.33	%(a)
SHARE PRICE TOTAL RETURN****	(28.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$84,211	$7,500
Ratio to average net assets of:
Expenses	0.75%	0.75	%†
Net investment income	2.09%	1.12	%†
Portfolio turnover rate††	83%	10%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.05)	$0.09

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The total return from Fund Inception (first day of trading on the Exchange) to April 30, 2008 was (0.19)%.

126

PowerShares Value Line Industry Rotation Portfolio

	Year Ended April 30,		For the Period December 1, 2006* through April 30,
	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$27.90	$28.04	$25.19
Net investment income**	0.10	0.01	0.00	(a)
Net realized and unrealized gain (loss) on investments	(12.35)	(0.14)	2.86
Total from investment operations	(12.25)	(0.13)	2.86
Distributions to shareholders from:
Net investment income	(0.06)	(0.01)	0.00	(a)
Return of capital	—	0.00 (a)	(0.01)
Total distributions	(0.06)	(0.01)	(0.01)
Net asset value at end of period	$15.59	$27.90	$28.04
Share price at end of period***	$15.58
NET ASSET VALUE, TOTAL RETURN****	(43.93)%	(0.45)%	11.36%
SHARE PRICE TOTAL RETURN****	(43.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$26,508	$41,850	$33,650
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.70%	0.73%	0.75	%†
Expenses, prior to (Waivers) and/or Recapture	0.94%	0.95%	1.21	%†
Net investment income, after (Waivers) and/or Recapture	0.47%	0.03%	0.03	%†
Portfolio turnover rate††	113%	77%	13%
Undistributed net investment income included in price of units issued and redeemed**#	$0.00 (a)	$0.00 (a)	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

127

PowerShares Value Line TimelinessTM Select Portfolio

	Year Ended April 30,			For the Period December 6, 2005* through April 30,
	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.76	$17.59	$17.09	$15.52
Net investment income (loss)**	0.04	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	(7.19)	(0.81)	0.51	1.59
Total from investment operations	(7.15)	(0.83)	0.50	1.57
Distributions to shareholders from:
Net investment income	(0.01)	—	—	—
Net asset value at end of period	$9.60	$16.76	$17.59	$17.09
Share price at end of period***	$9.60
NET ASSET VALUE, TOTAL RETURN****	(42.66)%	(4.72)%	2.93%	10.12%
SHARE PRICE TOTAL RETURN****	(42.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$71,048	$177,669	$272,608	$182,810
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.70%	0.70%	0.70%	0.71	%†
Expenses, prior to (Waivers) and/or Recapture	0.72%	0.70%	0.75%	0.78	%†
Net investment gain (loss), after (Waivers) and/or Recapture	0.27%	(0.12)%	(0.06)%	(0.30	)%†
Portfolio turnover rate††	143%	101%	113%	39%
Undistributed net investment income included in price of units issued and redeemed**#	$0.00 (a)	$0.01	$0.00 (a)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

128

PowerShares Water Resources Portfolio

	Year Ended April 30,			For the Period December 6, 2005* through April 30,
	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$20.66	$19.20	$18.25	$15.32
Net investment income**	0.08	0.08	0.17	0.02
Net realized and unrealized gain (loss) on investments	(6.64)	1.46	0.95	2.94
Total from investment operations	(6.56)	1.54	1.12	2.96
Distributions to shareholders from:
Net investment income	(0.06)	(0.08)	(0.17)	(0.03)
Net asset value at end of period	$14.04	$20.66	$19.20	$18.25
Share price at end of period***	$14.02
NET ASSET VALUE, TOTAL RETURN****	(31.76)%	8.02%	6.26%	19.38%
SHARE PRICE TOTAL RETURN****	(31.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,220,027	$2,196,652	$1,606,782	$991,208
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.64%	0.64%	0.66%	0.67	%†
Expenses, prior to (Waivers) and/or Recapture	0.64%	0.63%	0.67%	0.70	%†
Net investment income, after (Waivers) and/or Recapture	0.49%	0.39%	0.96%	0.40	%†
Portfolio turnover rate††	33%	23%	27%	2%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.01	$0.02	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

129

PowerShares WilderHill Clean Energy Portfolio

	Year Ended April 30,					For the Period March 3, 2005* through April 30,
	2009	2008	2007		2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$20.94	$19.29	$22.38		$12.86	$15.61
Net investment income (loss)**	(0.02)	(0.07)	0.04		(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	(11.89)	1.72	(3.08)		9.59	(2.74)
Total from investment operations	(11.91)	1.65	(3.04)		9.52	(2.75)
Distributions to shareholders from:
Net investment income	—	—	(0.05)		—	—
Return of capital	—	—	0.00	(a)	—	—
Total distributions	—	—	(0.05)		—	—
Net asset value at end of period	$9.03	$20.94	$19.29		$22.38	$12.86
Share price at end of period***	$8.99
NET ASSET VALUE, TOTAL RETURN****	(56.88)%	8.55%	(13.58)%		74.03%	(17.59)%
SHARE PRICE TOTAL RETURN****	(57.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$658,400	$1,473,893	$914,345		$722,940	$27,012
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.69%	0.67%	0.70%		0.71%	0.70%†
Expenses, prior to (Waivers) and/or Recapture	0.69%	0.67%	0.69%		0.75%	1.35%†
Net investment income (loss), after (Waivers) and/or Recapture	(0.12)%	(0.32)%	0.24	%†††	(0.39)%	(0.31)%†
Portfolio turnover rate††	41%	20%	41%		6%	9%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$(0.02)	$0.01		—	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

†††  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $6.72 per share owned of Scottish Power PLC ADR on May 18, 2006. Net investment loss per share and the ratio of net investment loss to average net assets excluding the special dividend were $(0.04) and (0.23)%, respectively, for the year ended April 30, 2007.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

130

PowerShares WilderHill Progressive Energy Portfolio

	Year Ended April 30,		For the Period October 24, 2006* through April 30,
	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$28.23	$28.63	$24.91
Net investment income**	0.13	0.09	0.06
Net realized and unrealized gain (loss) on investments	(10.91)	(0.36)	3.68
Total from investment operations	(10.78)	(0.27)	3.74
Distributions to shareholders from:
Net investment income	(0.07)	(0.12)	(0.02)
Return of capital	—	(0.01)	—
Total distributions	(0.07)	(0.13)	(0.02)
Net asset value at end of period	$17.38	$28.23	$28.63
Share price at end of period***	$17.38
NET ASSET VALUE, TOTAL RETURN****	(38.23)%	(0.96)%	15.01%
SHARE PRICE TOTAL RETURN****	(38.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$39,970	$62,097	$22,905
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.70%	0.73%	0.74	%†
Expenses, prior to (Waivers) and/or Recapture	0.86%	0.88%	1.09	%†
Net investment income, after (Waivers) and/or Recapture	0.62%	0.30%	0.45	%†
Portfolio turnover rate††	32%	31%	12%
Undistributed net investment income included in price of units issued and redeemed**#	$0.00 (a)	$0.01	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

131

Index Providers

ISBC is the Index Provider for PowerShares Aerospace & Defense Portfolio. ISBC is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with ISBC to use the SPADETM Defense Index. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing arrangement with the Adviser.

Cleantech is the Index Provider for PowerShares CleantechTM Portfolio. There is no relationship between Cleantech Indices LLC and the Distributor, the Adviser or the Trust other than a license by Cleantech to the Adviser of certain Cleantech trademarks and trade names, and The Cleantech IndexTM, for use by the Distributor, the Adviser and the Trust. Such trademarks, tradenames and The Cleantech IndexTM have been created and developed by Cleantech without regard to the Distributor, the Adviser, the Trust, their businesses, the Fund and/or any prospective investor.

Dorsey Wright is the Index Provider for PowerShares DWA Technical LeadersTM Portfolio. Dorsey Wright is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Dorsey Wright to use the Dorsey Wright Technical LeadersTM Index. PowerShares DWA Technical LeadersTM Portfolio is entitled to use the Dorsey Wright Technical LeadersTM Index pursuant to a sub-licensing agreement with the Adviser.

Halter Financial Group, Inc. ("Halter Financial") is the Index Provider for PowerShares Golden Dragon Halter USX China Portfolio. Halter Financial is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Halter Financial to use the Underlying Index. PowerShares Golden Dragon Halter USX China Portfolio is entitled to use its Underlying Index pursuant to a sublicensing arrangement with the Adviser.

Red Rocks is the Index Provider for PowerShares Listed Private Equity Portfolio. There is no relationship between Red Rocks and the Distributor, the Adviser or the Trust other than a license by Red Rocks to the Adviser of certain Listed Private Equity Marks, trademarks and trade names, and the Listed Private Equity Index, for use by the Distributor, the Adviser and the Trust. Such trademarks, tradenames and the Listed Private Equity Index have been created and developed by Red Rocks without regard to the Distributor, the Adviser, the Trust, their businesses, the Fund and/or any prospective investor.

Lux is the Index Provider for PowerShares Lux Nanotech Portfolio. Lux is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Lux to use the Index. PowerShares Lux Nanotech Portfolio is entitled to use its Underlying Index pursuant to a sub-licensing arrangement with the Adviser.

The Chicago Board Options Exchange, Incorporated ("CBOE") performs the calculations of the indexes underlying PowerShares NASDAQ-100 BuyWrite Portfolio. CBOE has entered into an agreement with the NASDAQ OMX Group, Inc. ("NASDAQ OMX"). In this agreement, CBOE has been granted the right to use the NASDAQ-100 Index in calculations of the Fund's Underlying Index (the CBOE Nasdaq-100 BuyWrite Index), and in the agreement CBOE has granted the right to NASDAQ to grant licenses to third parties to use the Underlying Index. NASDAQ OMX has granted a license to the Adviser to use the CBOE NASDAQ-100 BuyWrite Index. PowerShares NASDAQ-100 BuyWrite Portfolio is entitled to use its Underlying Index pursuant to a sublicensing arrangement with the Adviser.

132

"CBOE®" is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). Nasdaq®, Nasdaq-100®, and Nasdaq-100 Index® are registered trademarks of NASDAQ OMX. NASDAQ OMX has granted PowerShares Capital Management, LLC ("Licensee") a license to use the CBOE NASDAQ-100 BuyWrite Index for purposes of Licensee's PowerShares NASDAQ-100 BuyWrite Portfolio.

"CBOE®" is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"), and CBOE NASDAQ-100 BuyWrite IndexTM is a trademark of CBOE (except that NASDAQ OMX retains the rights in its trademark embedded in such trademark).

The Chicago Board Options Exchange, Incorporated ("CBOE") performs the calculations of the Underlying Index. CBOE has entered into an agreement with Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc. In the agreement, CBOE has been granted the right to use the Reference Index in calculations of the Fund's Underlying Index, and in the agreement CBOE has granted the right to S&P to grant licenses to third parties to use the Underlying Index. S&P has granted a license to the Adviser to use the CBOE S&P 500 BuyWrite Index. PowerShares CBOE S&P 500 BuyWrite Portfolio is entitled to use its Underlying Index pursuant to a sublicensing arrangement with the Adviser.

"S&P," "S&P 500" and "S&P 500TM Index", are registered trademarks of Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. and "BuyWrite" and "CBOE" are trademarks of CBOE. These marks have been licensed by the Adviser. PowerShares S&P 500 BuyWrite Portifolio is not sponsored, endorsed, sold or promoted by S&P or CBOE, and S&P and CBOE make no representation regarding the advisability of investing in PowerShares S&P 500 BuyWrite Portfolio.

"CBOE®" is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"), and CBOE S&P 500 BuyWrite IndexTM is a trademark of CBOE (except that S&P retains the rights in its trademarks embedded in such trademarks).

Value Line, Inc. is the Index Provider for PowerShares Value Line TimelinessTM Select Portfolio and PowerShares Value Line Industry Rotation Portfolio. Value Line, Inc. is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Value Line, Inc. to use the Value Line TimelinessTM Select Index and the Value Line Industry Rotation Index. PowerShares Value Line TimelinessTM Select Portfolio and PowerShares Value Line Industry Rotation Portfolio are entitled to use the Value Line TimelinessTM Select Index and the Value Line Industry Rotation Index, respectively, pursuant to a sub-licensing arrangement with the Adviser.

Hydrogen Ventures is the Index Provider for PowerShares Water Resources Portfolio. Hydrogen Ventures is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Hydrogen Ventures to use the Underlying Index. The Fund is entitled to use the Palisades Water Index pursuant to a sub-licensing arrangement with the Adviser.

WilderShares LLC ("WilderShares") is the Index Provider for PowerShares WilderHill Clean Energy Portfolio. WilderShares is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with WilderShares to use the WilderHill Clean Energy Index. The Fund is entitled to use the WilderHill Clean Energy Index pursuant to a sub-licensing arrangement with the Adviser.

WilderHill is the Index Provider for PowerShares WilderHill Progressive Energy Portfolio. There is no relationship between WilderShares LLC and the Distributor, the Adviser or the Trust other than a license by Wildershares to the Adviser of certain WilderShares trademarks and trade names, and the Progressive Energy Index, for use by the Distributor, the Adviser and the Trust. Such trademarks, tradenames and the Progressive Energy Index have been created and developed by WilderShares

133

without regard to the Distributor, the Adviser, the Trust, their businesses, the Fund and/or any prospective investor.

Set forth below is a list of each Fund and the Underlying Index upon which it is based:

Fund	Underlying Index
PowerShares Aerospace & Defense Portfolio	SPADETM Defense Index

PowerShares CleantechTM Portfolio	The Cleantech IndexTM

PowerShares DWA Technical LeadersTM Portfolio	Dorsey Wright Technical LeadersTM Index

PowerShares Golden Dragon Halter USX China Portfolio	Halter USX China IndexSM

PowerShares Listed Private Equity Portfolio	Red Rocks Capital Listed Private Equity IndexSM

PowerShares Lux Nanotech Portfolio	Lux Nanotech IndexTM

PowerShares NASDAQ-100 BuyWrite Portfolio	CBOE NASDAQ-100 BuyWrite IndexTM

PowerShares S&P 500 BuyWrite Portfolio	CBOE S&P 500 BuyWrite Index

PowerShares Value Line Industry Rotation Portfolio	Value Line Industry Rotation Index

PowerShares Value Line TimelinessTM Select Portfolio	Value Line TimelinessTM Select Index

PowerShares Water Resources Portfolio	Palisades Water Index

PowerShares WilderHill Clean Energy Portfolio	WilderHill Clean Energy Index

PowerShares WilderHill Progressive Energy Portfolio	WilderHill Progressive Energy Index

Disclaimers

The SPADETM Defense Index is a trademark of NYSE Arca and has been licensed for use for certain purposes by the Adviser. The Cleantech IndexTM is a trademark of Cleantech and has been licensed for use for certain purposes by the Adviser. The Dorsey Wright Technical LeadersTM Index is a trademark of Dorsey Wright and has been licensed for use for certain purposes by the Adviser. The USX China Index is a trademark of Halter Financial and has been licensed for use for certain purposes by the Adviser. The Red Rocks Listed Private Equity Index is a trademark of Red Rocks and has been licensed for use for certain purposes by the Adviser. The Lux Nanotech IndexTM is a trademark of Lux and has been licensed for use for certain purposes by the Adviser. The CBOE NASDAQ-100 BuyWrite IndexTM has been licensed for use for certain purposes by the Adviser. The CBOE S&P 500 BuyWrite IndexTM has been licensed for use for certain purposes by the Adviser. The Value Line Industry Rotation Index is a trademark of Value Line and has been licensed for use for certain purposes by the Adviser. The Value Line Index is a trademark of Value Line, Inc. and has been licensed for use by the Adviser. Value Line, Inc. makes no representation regarding the advisability of investing in the Fund. The Palisades Water Index is a trademark of Hydrogen Ventures and has been licensed for use by the Adviser. PowerShares Water Resources Portfolio is not sponsored, endorsed, sold or promoted by Hydrogen Ventures and Hydrogen Ventures makes no representation regarding the advisability of investing in the Fund. The WilderHill Clean Energy Index is a trademark of WilderShares and has been licensed for use for certain purposes by the Adviser. The Progressive Energy Index is a trademark of WilderHill and has been licensed for use for certain purposes by the Adviser.

None of the Funds is sponsored, endorsed, sold or promoted by ISBC, Cleantech, Dorsey Wright, Halter Financial, Red Rocks, Lux, Value Line, Inc., Value Line,

134

Hydrogen Ventures, WilderShares or WilderHill, as the case may be, and none of ISBC, Cleantech, Dorsey Wright, Halter Financial, Red Rocks, Lux, Value Line, Inc., Value Line, Hydrogen Ventures, WilderShares or WilderHill makes any representation regarding the advisability of investing in Shares of these Funds.

ISBC's only relationship to the Adviser is ISBC's licensing to the Adviser certain ISBC trademarks, the Underlying Index and trade name, which are composed by ISBC without regard to the Adviser, this product or any investor. PowerShares Aerospace & Defense Portfolio and its Shares are not sponsored, endorsed, sold or promoted by ISBC. ISBC makes no warranty or representation, regarding the advisability of purchasing, holding or trading this product or investing in securities generally or in the Fund particularly or the ability of any data supplied by ISBC to track general stock market performance. ISBC's only relationship to the Adviser is the licensing of certain trademarks and trade names of ISBC and of the data supplied by ISBC which is determined, composed and calculated by ISBC without regard to the Fund or its Shares. ISBC has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by ISBC. ISBC is not responsible for and has not participated in the determination of the prices of the common shares of the Fund or the timing of the issuance or sale of such common shares. ISBC has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares.

The Red Rocks Capital Listed Private Equity IndexSM is a trademark of Red Rocks and has been licensed for use for certain purposes by the Adviser. The Progressive Energy Index is a trademark of WilderHill and has been licensed for use for certain purposes by the Adviser.

Cleantech, Red Rocks and WilderHill make no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. Cleantech's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Cleantech trademarks and trade names of Cleantech without regard to the Distributor, the Adviser or the Trust. Red Rocks' only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Red Rocks trademarks and trade names of Red Rocks without regard to the Distributor, the Adviser or the Trust. WilderHill's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain WilderHill trademarks and trade names of WilderHill and Progressive Energy Index.

The Underlying Indexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. Cleantech, Red Rocks and WilderHill have no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Indices. Cleantech, Red Rocks and WilderHill are not responsible for and have not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Cleantech, Red Rocks and WilderHill have no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. Cleantech, Red Rocks and WilderHill do not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and Cleantech, Red Rocks and WilderHill shall have no liability for any errors, omissions, or interruptions therein. Cleantech, Red Rocks and WilderHill make no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indexes or any data included therein. Cleantech, Red Rocks and WilderHill make no express or implied warranties, and expressly disclaims all warranties of merchantability or

135

fitness for a particular purpose or use with respect to the Indices or any data included therein, the Funds, the Trust or the Shares. Without limiting any of the foregoing, in no event shall Cleantech, Red Rocks and WilderHill have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Indexes or any data included therein, the Funds, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

There is no relationship between Dorsey Wright and the Adviser, the Distributor or the Trust other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and trade names, and the Dorsey Wright TechnicalTM Leaders Index, for use by the Adviser, the Distributor or the Trust. Such trademarks, trade names and Underlying Index have been created and developed by Dorsey Wright without regard to and independently of the Adviser, the Distributor and the Trust, their businesses, their development of the Fund, and/or any prospective investor. The Trust and the Adviser have arranged with Dorsey, Wright & Associates, Inc. to license ETF Investment Models such as the Underlying Index based on Point & Figure Analysis for possible inclusion in funds which the Trust and the Adviser independently develop and promote. The licensing of any Model such as the Underlying Index to the Adviser, the Distributor or the Trust is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor's portfolio should be devoted to any ETF product developed by the Adviser, the Distributor or the Trust with reference to a Dorsey Wright Investment Model is a determination made solely by the Adviser serving the investor or the investor himself, not Dorsey, Wright & Associates, Inc.

Dorsey Wright is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Dorsey Wright shall have no liability for any errors, omissions, or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Index or any data included therein. Dorsey Wright makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein, the Fund, the Trust or the Shares. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, the Fund, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the

136

Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

The USX China Index is a trademark of Halter Financial and has been licensed for use for certain purposes by the Adviser. USX's only relationship to the Adviser is licensing to certain USX trademarks, Index and trade names, which are composed by USX without regard to the Adviser, this product or any investor.

Lux, Lux Research and Lux Nanotech Index are trademarks of Lux and have been licensed for use for certain purposes by the Adviser based on the Lux Nanotechnology Index and are not sponsored, endorsed, sold or promoted by Lux, and Lux makes no representation regarding the advisability of investing in such product(s).

The Shares of PowerShares Lux Nanotech Portfolio, a series of the Trust, are not sponsored, endorsed, sold or promoted by Lux. Lux makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Lux Nanotechnology Index to track general stock market performance. Lux's only relationship to the Adviser is the licensing of certain trademarks and trade names of Lux and of the Lux Nanotechnology Index which is determined, composed and calculated by Lux without regard to the Adviser, the Trust or the Shares. Lux has no obligation to take the needs of the Adviser or the owners of the Shares into consideration in determining, composing or calculating the Lux Nanotech Index. Lux is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. Lux has no obligation or liability in connection with the administration, marketing or trading of the Shares.

LUX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE LUX NANOTECH INDEX AND/OR ANY DATA INCLUDED THEREIN. LUX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE TRUST OR ANY OWNER OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE LUX NANOTECHNOLOGY INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. LUX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE LUX NANOTECHNOLOGY INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LUX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio are not sponsored, endorsed, sold or promoted by the CBOE and CBOE does not make any representation regarding the advisability of investing in Shares of

137

the Funds. The CBOE makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly.

The CBOE NASDAQ-100 BuyWrite IndexTM and CBOE S&P 500 BuyWrite Index are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. The CBOE has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the CBOE NASDAQ-100 BuyWrite IndexTM and CBOE S&P 500 BuyWrite Index. The CBOE has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures, relating to the Shares. The CBOE is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. The CBOE has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. The CBOE does not guarantee the accuracy and/or the completeness of the CBOE NASDAQ-100 BuyWrite IndexTM and CBOE S&P 500 BuyWrite Index or any data included therein, and the CBOE shall have no liability for any errors, omissions, or interruptions therein. The CBOE makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indices or any data included therein. The CBOE makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the CBOE NASDAQ-100 BuyWrite IndexTM and CBOE S&P 500 BuyWrite Index or any data included therein, the Fund, the Trust or the Shares. Without limiting any of the foregoing, in no event shall the CBOE have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the CBOE NASDAQ-100 BuyWrite IndexTM and CBOE S&P 500 BuyWrite Index or any data included therein, the Fund, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the CBOE NASDAQ-100 BuyWrite IndexTM and CBOE S&P 500 BuyWrite Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the CBOE NASDAQ-100 BuyWrite IndexTM and CBOE S&P 500 BuyWrite Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the CBOE NASDAQ-100 BuyWrite IndexTM and CBOE S&P 500 BuyWrite Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the CBOE NASDAQ-100 BuyWrite IndexTM and CBOE S&P 500 BuyWrite Index even if notified of the possibility of such damages.

PowerShares NASDAQ-100 BuyWrite Portfolio is not sponsored, endorsed, sold or promoted by NASDAQ OMX, CBOE or their affiliates (NASDAQ OMX and CBOE, collectively with their affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product. The Corporations make no representation or warranty, express or implied to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly, or the ability of the CBOE NASDAQ-100 BuyWrite Index to track general stock market performance. The Corporations' only

138

relationship to Licensee is in the granting by Nasdaq of a license to use (a) the CBOE NASDAQ-100 BuyWrite Index as a benchmark or a component of a pricing or settlement mechanism for the Product and (b) certain other intellectual property, including trade names and trademarks or service marks of the Corporations, in connection therewith. The CBOE NASDAQ-100 BuyWrite Index is determined and composed by CBOE without regard to Licensee or the Product. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product to be issued. The Corporations have no liability in connection with the administration, marketing or trading of the Product.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE CBOE NASDAQ-100 BUYWRITE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CBOE NASDAQ-100 BUYWRITE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CBOE NASDAQ-100 BUYWRITE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

POWERSHARES S&P 500 BUYWRITE PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. OR THE CHICAGO BOARD OPTIONS EXCHANGE, INCORPORATED ("CBOE"). S&P AND CBOE MAKE NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF POWERSHARES S&P 500 BUYWRITE PORTFOLIO OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN POWERSHARES S&P 500 BUYWRITE PORTFOLIO. THE CBOE S&P 500 BUYWRITE INDEX (THE "BXM INDEX") IS A BENCHMARK INDEX DESIGNED TO TRACK THE PERFORMANCE OF A HYPOTHETICAL BUY-WRITE STRATEGY ON THE S&P 500® INDEX. S&P'S AND CBOE'S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P, CBOE AND THE BXM INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY CBOE WITHOUT REGARD TO THE ADVISER OR POWERSHARES S&P 500 BUYWRITE PORTFOLIO. CBOE HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF POWERSHARES S&P 500 BUYWRITE PORTFOLIO INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE BXM INDEX. S&P AND CBOE ARE NOT RESPONSIBLE FOR, AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF POWERSHARES S&P 500 BUYWRITE PORTFOLIO TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH POWERSHARES S&P 500 BUYWRITE PORTFOLIO IS TO BE CONVERTED INTO CASH. S&P AND CBOE HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF POWERSHARES S&P 500 BUYWRITE PORTFOLIO.

CBOE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE BXM INDEX FROM SOURCES THAT CBOE CONSIDERS RELIABLE, BUT S&P AND CBOE ACCEPT NO RESPONSIBILITY FOR, AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P AND CBOE DO NOT GUARANTEE THE ACCURACY AND/OR THE

139

COMPLETENESS OF THE BXM INDEX OR ANY DATA INCLUDED THEREIN. S&P AND CBOE MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE BXM INDEX OR ANY DATA INCLUDED THEREIN. S&P AND CBOE MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL CONDITIONS AND WARRANTIES IMPLIED BY STATUE, GENERAL LAW OR CUSTOM, INCLUDING BUT NOT LIMITED TO WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE BXM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CBOE OR S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Value Line Index is a trademark of Value Line, Inc. and has been licensed for use by the Adviser. Value Line, Inc. makes no representation regarding the advisability of investing in the Fund. The Value Line Industry Rotation Index is a trademark of Value Line and has been licensed for use for certain purposes by the Adviser.

Value Line makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly or the ability of the Underlying Indexes to track the performance of any sector of the stock market. Value Line's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Value Line trademarks and trade names of Value Line Industry Rotation Index and Value Line Industry Rotation Index, which are composed by Value Line without regard to the Distributor, the Adviser or the Trust.

The Underlying Indexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. Value Line hs no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Indexes. Value Line is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Value Line has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of the Shares. Value Line does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Value Line shall have no liability for any errors, omissions, or interruptions therein. Value Line makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indexes or any data included therein.

Value Line makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Value Line have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Indexes or any data included therein, the Funds, the Trust or the Shares, even if notified of the possibility of such damages.

VALUE LINE, THE VALUE LINE INVESTMENT SURVEY AND VALUE LINE INDUSTRY ROTATION INDEX ARE REGISTERED TRADEMARKS OF VALUE LINE, INC. OR VALUE LINE PUBLISHING, INC. THAT ARE LICENSED TO THE ADVISER. SHARES ARE NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC. OR VALUE LINE SECURITIES, INC. OR ANY OF THEIR AFFILIATES. THE ADVISER IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

140

Value Line's only relationship to the Distributor, the Adviser or the Trust is Value Line's licensing to Adviser of certain Value Line trademarks and trade names and Value Line Ranks which are published results of the Value Line Timeliness, safety and technical ranking systems (the "Ranks"), which are composed by Value Line without regard to the Distributor, the Adviser, the Trust, owners of any Shares or any investor. Value Line has no obligation to take the needs of the Distributor, the Adviser, the Trust or any owner of Shares into consideration in composing the Ranks. Fund results may differ from the hypothetical or published results of the Value Line Ranks. Value Line is not responsible for how the Adviser makes use of information (Ranks) supplied by Value Line. The product results may differ from the hypothetical or published results of the Value Line Ranks. Value Line is not responsible for how the Adviser makes use of the information (Ranks) supplied by Value Line. Value Line is not responsible for and has not participated in the determination of prices and composition of the Funds or the timing of the issuance for sale of the Shares or in the calculation of the equations by which the Shares are to be converted into cash. Value Line makes no warranty concerning the Ranks, express or implied, including, but not limited to, any implied warranties arising from use of trade, course of dealing or course of performance, and Value Line makes not warranty as to the potential profits or any other benefits that may be achieved by using the Ranks or any information or materials generated therefrom. Value Line does not warrant that the Ranks will meet any requirements or be accurate or error-free. Value Line also does not guarantee any uses, information, data or other results generated from the ranks or Shares. Value Line has no obligation or liability (i) in connection with the administration, marketing or trading of Shares or (ii) for any loss, damage, cost or expense suffered or incurred by any investor or other person or entity in connection with this product, and in no event shall Value Line be liable for any lost profits or other consequential, special, punitive, incidental, indirect or exemplary damages in connection with the Ranks or Shares.

WilderShares makes no representation or warranty, express or implied, to the owners of Shares of PowerShares WilderHill Clean Energy Portfolio or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. As the Index Provider, WilderShares' only relationship to the Adviser is WilderShares' licensing to the Adviser certain WilderShares trademarks, the Underlying Index and tradenames which are composed by WilderShares without regard to the Adviser, this product or any investor.

THERE IS NO RELATIONSHIP BETWEEN WILDERSHARES AND THE ADVISER OTHER THAN A LICENSE BY WILDERSHARES TO THE ADVISER OF CERTAIN WILDERSHARES TRADEMARKS AND TRADE NAMES, AND THE INDEX, FOR USE BY THE ADVISER. SUCH TRADEMARKS, TRADE NAMES AND INDEX HAVE BEEN CREATED AND DEVELOPED BY WILDERSHARES WITHOUT REGARD TO THE ADVISER, ITS BUSINESS, THIS PRODUCT AND/OR ANY PROSPECTIVE INVESTOR.

POWERSHARES WATER RESOURCES PORTFOLIO AND ITS SHARES ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY HYDROGEN VENTURES. HYDROGEN VENTURES MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF ANY DATA SUPPLIED BY HYDROGEN VENTURES TO TRACK GENERAL STOCK MARKET PERFORMANCE. HYDROGEN VENTURES'S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF HYDROGEN VENTURES AND OF THE DATA SUPPLIED BY HYDROGEN VENTURES WHICH IS DETERMINED, COMPOSED AND CALCULATED BY HYDROGEN VENTURES WITHOUT REGARD TO THE FUND OR THE SHARES. HYDROGEN VENTURES HAS NO OBLIGATION TO TAKE THE NEEDS OF THE

141

FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE DATA SUPPLIED BY HYDROGEN VENTURES. HYDROGEN VENTURES IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES OF THE SHARES OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES. HYDROGEN VENTURES HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND OR ITS SHARES.

HYDROGEN VENTURES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. HYDROGEN VENTURES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, ITS SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY HYDROGEN VENTURES OR ANY DATA INCLUDED THEREIN. HYDROGEN VENTURES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY HYDROGEN VENTURES OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING. IN NO EVENT SHALL HYDROGEN VENTURES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Premium/Discount Information

The following tables present information about the differences between the daily market price on secondary markets for Shares and each Fund's NAV. NAV is the price per share at which each Fund issues and redeems Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the exchange on which each Fund is listed for trading, as of the time the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of each Fund on a given day, generally at the time NAV is calculated. A premium is the amount that each Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that each Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds. The information shown for the Funds is for the fiscal year ended April 30, 2009 and for each of the last four calendar quarters.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

142

PowerShares Aerospace & Defense Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%.	1.19%	0.00%	1.64%	1.56%	1.56%
Between 0.25% and 0.5%	1.98%	0.00%	0.00%	6.25%	1.56%
Between 0.0% and 0.25%	17.86%	15.87%	18.03%	21.88%	18.76%
Between -0.25% and 0.0%	70.63%	84.13%	68.85%	51.56%	75.00%
Between -0.25% and -0.5%	4.37%	0.00%	8.20%	7.81%	1.56%
Greater than -0.5%	3.97%	0.00%	3.28%	10.94%	1.56%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares CleantechTM Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	36.90%	28.57%	32.78%	46.88%	48.44%
Between 0.25% and 0.5%	12.70%	17.46%	19.67%	9.38%	17.19%
Between 0.0% and 0.25%	20.24%	12.71%	18.04%	6.25%	10.94%
Between -0.25% and 0.0%	17.86%	22.22%	11.48%	15.63%	17.18%
Between -0.25% and -0.5%	3.97%	9.52%	4.92%	7.80%	3.13%
Greater than -0.5%	8.33%	9.52%	13.11%	14.06%	3.12%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

143

PowerShares DWA Technical LeadersTM Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.98%	0.00%	1.64%	4.69%	1.56%
Between 0.25% and 0.5%	3.18%	0.00%	1.64%	3.13%	7.81%
Between 0.0% and 0.25%	30.56%	19.04%	9.84%	18.75%	37.50%
Between -0.25% and 0.0%	51.98%	79.37%	63.93%	51.56%	50.00%
Between -0.25% and -0.5%	9.52%	1.59%	19.67%	14.06%	3.13%
Greater than -0.5%	2.78%	0.00%	3.28%	7.81%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Golden Dragon Halter USX China Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%.	1.19%	0.00%	0.00%	4.69%	0.00%
Between 0.25% and 0.5%	8.33%	22.22%	1.64%	10.94%	14.06%
Between 0.0% and 0.25%	21.03%	49.21%	13.11%	9.37%	25.00%
Between -0.25% and 0%	46.83%	25.40%	73.77%	29.69%	42.19%
Between -0.25% and -0.5%	17.86%	3.17%	11.48%	34.38%	14.06%
Greater than -0.5%	4.76%	0.00%	0.00%	10.93%	4.69%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

144

PowerShares Listed Private Equity Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	16.67%	12.70%	34.43%	25.00%	4.69%
Between 0.25% and 0.5%	7.94%	22.22%	8.20%	15.63%	3.13%
Between 0.0% and 0.25%	26.58%	7.93%	14.74%	17.18%	37.49%
Between -0.25% and 0.0%	30.95%	36.51%	26.23%	20.31%	37.50%
Between -0.25% and -0.5%	9.92%	19.05%	6.56%	6.25%	12.50%
Greater than -0.5%	7.94%	1.59%	9.84%	15.63%	4.69%
Total	100.00%	100.00%	100.00%	100.00%	100%

PowerShares Lux Nanotech Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%.	2.77%	3.17%	4.92%	3.13%	1.56%
Between 0.25% and 0.5%	7.94%	11.11%	11.48%	9.38%	3.13%
Between 0.0% and 0.25%	15.87%	25.41%	19.67%	12.50%	12.50%
Between -0.25% and 0.0%	50.00%	46.03%	42.62%	43.74%	53.13%
Between -0.25% and -0.5%	17.86%	11.11%	16.39%	18.75%	26.56%
Greater than -0.5%	5.56%	3.17%	4.92%	12.50%	3.12%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

145

PowerShares NASDAQ-100 BuyWrite Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%.	37.57%	39.68%	29.51%	50.00%	34.88%
Between 0.25% and 0.5%	12.70%	17.46%	22.95%	9.38%	0.00%
Between 0.0% and 0.25%	20.62%	12.70%	16.39%	9.36%	39.53%
Between -0.25% and 0.0%	18.52%	14.29%	24.59%	12.50%	20.93%
Between -0.25% and -0.5%	2.65%	9.52%	3.28%	3.13%	2.33%
Greater than -0.5%	7.94%	6.35%	3.28%	15.63%	2.33%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares S&P 500 BuyWrite Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	38.89%	15.87%	40.98%	54.69%	48.44%
Between 0.25% and 0.5%	31.76%	22.23%	36.07%	7.81%	45.31%
Between 0.0% and 0.25%	18.25%	39.68%	16.39%	14.05%	3.12%
Between -0.25% and 0.0%	8.33%	20.63%	4.92%	17.19%	0.00%
Between -0.25% and -0.5%	0.79%	1.59%	0.00%	3.13%	0.00%
Greater than -0.5%	1.98%	0.00%	1.64%	3.13%	3.13%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

146

PowerShares Value Line Industry Rotation Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	3.17%	1.59%	0.00%	9.38%	3.13%
Between 0.25% and 0.5%	2.38%	0.00%	0.00%	1.56%	7.81%
Between 0.0% and 0.25%	31.75%	15.87%	31.15%	32.81%	28.13%
Between -0.25% and 0.0%	57.54%	76.19%	63.93%	45.31%	60.93%
Between -0.25% and -0.5%	3.97%	6.35%	4.92%	6.25%	0.00%
Greater than -0.5%	1.19%	0.00%	0.00%	4.69%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Value Line TimelinessTM Select Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%.	2.78%	0.00%	0.00%	9.38%	1.56%
Between 0.25% and 0.5%	3.97%	0.00%	0.00%	9.38%	6.25%
Between 0.0% and 0.25%	24.21%	14.29%	8.19%	24.99%	32.81%
Between -0.25% and 0.0%	63.49%	80.95%	86.89%	45.31%	56.25%
Between -0.25% and -0.5%	3.57%	4.76%	3.28%	4.69%	3.13%
Greater than -0.5%	1.98%	0.00%	1.64%	6.25%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

147

PowerShares Water Resources Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%.	1.98%	0.00%	1.64%	4.69%	1.56%
Between 0.25% and 0.5%	4.76%	3.17%	3.28%	9.38%	3.13%
Between 0.0% and 0.25%	28.98%	26.98%	18.03%	17.19%	43.75%
Between -0.25% and 0.0%	50.79%	55.56%	57.38%	45.30%	46.88%
Between -0.25% and -0.5%	8.73%	12.70%	14.75%	12.50%	3.13%
Greater than -0.5%	4.76%	1.59%	4.92%	10.94%	1.55%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares WilderHill Clean Energy Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%.	5.95%	4.76%	4.92%	14.06%	3.13%
Between 0.25% and 0.5%	9.92%	9.52%	16.39%	9.38%	4.69%
Between 0.0% and 0.25%	29.76%	41.27%	21.31%	21.87%	35.93%
Between -0.25% and 0.0%	36.51%	38.10%	44.26%	23.44%	37.50%
Between -0.25% and -0.5%	13.10%	4.76%	8.20%	20.31%	15.63%
Greater than -0.5%	4.76%	1.59%	4.92%	10.94%	3.12%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

148

PowerShares WilderHill Progressive Energy Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%.	0.40%	0.00%	0.00%	1.56%	0.00%
Between 0.25% and 0.5%	2.78%	3.17%	0.00%	9.38%	1.56%
Between 0.0% and 0.25%	27.77%	34.93%	26.23%	18.75%	28.12%
Between -0.25% and 0.0%	61.51%	61.90%	63.93%	57.81%	62.50%
Between -0.25% and -0.5%	6.35%	0.00%	8.20%	12.50%	4.69%
Greater than -0.5%	1.19%	0.00%	1.64%	0.00%	3.13%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Total Return Information

The table below presents information about the total return of each Underlying Index in comparison to the total return of the Funds. The information presented for the Funds is for the fiscal year ended April 30, 2009.

"Average annual total returns" represent the average annual change in value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated. A Fund's per Share NAV is the value of one Share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of a Fund, and the market return is based on the market price per Share of a Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which a Fund is listed for trading, as of the time that a Fund's NAV is calculated. Since a Fund's Shares typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of a Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Funds, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Funds. These expenses negatively impact the performance of the Funds. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of

149

Shares of a Fund. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Funds' past performance is no guarantee of future results.

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
PowerShares Aerospace & Defense Portfolio (At NAV)	-35.46%	-7.87%	-2.58%	-8.77%
PowerShares Aerospace & Defense Portfolio (At Market)	-35.48%	-7.89%	-2.58%	-8.78%
SPADETM Defense Index	-36.21%	-8.39%	-3.10%	-10.46%
S&P 500® Index	-35.29%	-10.76%	-6.88%	-22.08%
Russell 3000® Index	-34.95%	-10.94%	-6.79%	-21.81%
S&P SuperComposite Aerospace & Defense Index	-37.51%	-7.31%	-0.38%	-1.32%
DJ US Aerospace and Defense Index	-39.71%	-9.23%	-2.36%	-8.01%
PowerShares CleantechTM Portfolio (At NAV)	-42.76%	N/A	-9.44%	-22.06%
PowerShares CleantechTM Portfolio (At Market)	-42.45%	N/A	-9.25%	-21.66%
The Cleantech IndexTM	-43.01%	N/A	-9.42%	-22.02%
S&P 500® Index	-35.29%	N/A	-14.81%	-33.01%
NASDAQ Composite Index	-28.83%	N/A	-12.04%	-27.44%
PowerShares DWA Technical LeadersTM Portfolio (At NAV)	-45.40%	N/A	-21.48%	-40.74%
PowerShares DWA Technical LeadersTM Portfolio (At Market)	-45.49%	N/A	-21.58%	-40.91%
Dorsey Wright Technical LeadersTM Index	-46.36%	N/A	-21.90%	-41.43%
S&P 500® Index	-35.29%	N/A	-17.95%	-34.87%
S&P Citigroup Large Cap Growth Index	-30.70%	N/A	-13.57%	-27.09%
Russell 3000 Growth Index	-31.46%	N/A	-14.35%	-28.51%
PowerShares Golden Dragon Halter USX China Portfolio (At NAV)	-39.06%	2.10%	5.23%	25.06%
PowerShares Golden Dragon Halter USX China Portfolio (At Market)	-38.92%	2.06%	5.18%	24.79%
Halter USX China IndexSM	-39.31%	2.51%	5.76%	27.86%
MSCI EAFE Index	-42.76%	-12.34%	-1.99%	-8.50%
S&P 500® Index	-35.29%	-10.76%	-4.55%	-18.58%
MSCI China Index	-37.26%	9.61%	16.72%	97.93%
FTSE/Xinhua China Index	-39.50%	6.53%	12.34%	67.17%

150

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
PowerShares Listed Private Equity Portfolio (At NAV)	-64.23%	N/A	-37.47%	-69.30%
PowerShares Listed Private Equity Portfolio (At Market)	-64.29%	N/A	-37.52%	-69.36%
Red Rocks Capital Listed Private Equity IndexSM	-61.02%	N/A	-35.33%	-66.59%
S&P 500 Pure Growth Index	-31.81%	N/A	-12.52%	-29.22%
Russell 2000® Index	-30.74%	N/A	-15.36%	-34.10%
S&P Financials Index	-57.55%	N/A	-35.75%	-66.91%
S&P 500® Index	-35.29%	N/A	-14.81%	-33.01%
PowerShares Lux Nanotech Portfolio (At NAV)	-46.06%	-26.42%	-18.03%	-50.22%
PowerShares Lux Nanotech Portfolio (At Market)	-45.79%	-26.42%	-18.01%	-50.19%
Lux Nanotech IndexTM	-46.41%	-27.00%	-18.64%	-51.51%
S&P 500® Index	-35.29%	-10.76%	-6.88%	-22.08%
PowerShares NASDAQ-100 BuyWrite Portfolio (At NAV)	N/A	N/A	N/A	-23.83%
PowerShares NASDAQ-100 BuyWrite Portfolio (At Market)	N/A	N/A	N/A	-23.97%
CBOE NASDAQ-100 BuyWrite IndexTM	N/A	N/A	N/A	-22.71%
NASDAQ-100® Index	N/A	N/A	N/A	-31.02%
PowerShares S&P 500 BuyWrite Portfolio (At NAV)	-28.26%	N/A	-21.76%	-28.40%
PowerShares S&P 500 BuyWrite Portfolio (At Market)	-28.16%	N/A	-21.58%	-28.17%
CBOE S&P 500 BuyWrite Index	-27.05%	N/A	-21.10%	-27.59%
S&P 500® Index	-35.29%	N/A	-30.59%	-38.55%
PowerShares Value Line Industry Rotation Portfolio (At NAV)	-43.93%	N/A	-17.90%	-37.84%
PowerShares Value Line Industry Rotation Portfolio (At Market)	-43.93%	N/A	-17.92%	-37.88%
Value Line Industry Rotation Index	-44.25%	N/A	-18.11%	-38.22%
S&P 500® Index	-35.29%	N/A	-15.94%	-34.26%
Russell 2000® Index	-30.74%	N/A	-16.75%	-35.79%
S&P Citigroup Large Cap Growth Index	-30.70%	N/A	-12.49%	-27.55%
Russell 3000 Growth Index	-31.46%	N/A	-12.61%	-27.79%

151

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
PowerShares Value Line TimelinessTM Select Portfolio (At NAV)	-42.66%	-17.46%	-13.16%	-38.08%
PowerShares Value Line TimelinessTM Select Portfolio (At Market)	-42.62%	-17.49%	-13.27%	-38.35%
Value Line TimelinessTM Select Index	-42.94%	-17.66%	-13.34%	-38.51%
S&P 500® Index	-35.29%	-10.76%	-8.04%	-24.91%
Russell 2000® Index	-30.74%	-12.72%	-7.93%	-24.59%
S&P Citigroup Large Cap Growth Index	-30.70%	-7.89%	-6.34%	-20.04%
Russell 3000 Growth Index	-31.46%	-8.81%	-6.81%	-21.43%
PowerShares Water Resources Portfolio (At NAV)	-31.76%	-7.82%	-1.96%	-6.50%
PowerShares Water Resources Portfolio (At Market)	-31.63%	-7.97%	-2.32%	-7.66%
Palisades Water Index	-30.03%	-5.57%	0.18%	0.62%
S&P 500® Index	-35.29%	-10.76%	-8.04%	-24.91%
Dow Jones U.S. Utility Index	-34.66%	-4.12%	-3.02%	-9.95%
ISE Water Index	-29.95%	-5.79%	1.06%	3.66%
PowerShares WilderHill Clean Energy Portfolio (At NAV)	-56.88%	-26.04%	-12.28%	-42.00%
PowerShares WilderHill Clean Energy Portfolio (At Market)	-57.07%	-26.16%	-12.36%	-42.22%
WilderHill Clean Energy Index	-58.06%	-27.54%	-13.49%	-45.26%
NASDAQ Composite Index	-28.83%	-9.57%	-4.18%	-16.30%
S&P 500® Index	-35.29%	-10.76%	-5.49%	-20.95%
PowerShares WilderHill Progressive Energy Portfolio (At NAV)	-38.23%	N/A	-13.04%	-29.63%
PowerShares WilderHill Progressive Energy Portfolio (At Market)	-38.16%	N/A	-13.03%	-29.60%
WilderHill Progressive Energy Index	-38.62%	N/A	-13.46%	-30.49%
NASDAQ Composite Index	-28.83%	N/A	-12.04%	-27.44%
S&P 500® Index	-35.29%	N/A	-14.81%	-33.01%

152

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. The Trust, however, has received from the SEC an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchanges is satisfied by the fact that the prospectus is available at the Exchanges upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

153

For More Information

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Fund's SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:  Invesco Aim Distributors, Inc. at 1-800-337-4246
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust
c/o Invesco Aim Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Funds (including the SAI Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21265.

154

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

PowerShares Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-PS-PRO-4

PowerShares Exchange-Traded Fund Trust

PowerShares Dynamic Large Cap Growth Portfolio - PWB

PowerShares Dynamic Large Cap Portfolio - PJF

PowerShares Dynamic Large Cap Value Portfolio - PWV

PowerShares Dynamic Mid Cap Growth Portfolio - PWJ

PowerShares Dynamic Mid Cap Portfolio - PJG

PowerShares Dynamic Mid Cap Value Portfolio - PWP

PowerShares Dynamic Small Cap Growth Portfolio - PWT

PowerShares Dynamic Small Cap Portfolio - PJM

PowerShares Dynamic Small Cap Value Portfolio - PWY

PowerShares FTSE NASDAQ Small Cap Portfolio - PQSC

PowerShares Zacks Micro Cap Portfolio - PZI

PowerShares Zacks Small Cap Portfolio - PZJ

PowerShares Exchange-Traded Fund Trust (the "Trust") is a registered investment company consisting of 62 separate exchange-traded index funds. Additional funds may be offered in the future. This Prospectus relates to the 12 funds of the Trust listed on the cover page (each a "Fund" and, together, the "Funds").

The shares (the "Shares") of the Funds are listed on NYSE Arca, Inc. ("NYSE Arca"), except for the Shares of PowerShares FTSE NASDAQ Small Cap Portfolio, which are listed on The NASDAQ Stock Market LLC ("NASDAQ" and, together with NYSE Arca, the "Exchanges"). Market prices for Shares may be different from their net asset value ("NAV"). Each Fund issues and redeems Shares only in large blocks consisting of 50,000 Shares ("Creation Units"). Creation Units of each Fund are issued and redeemed principally in-kind for securities included in a specified index.

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

The Securities and Exchange ("SEC") Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus Dated August 31, 2009

NOT FEDERAL DEPOSIT INSURANCE
CORPORATION ("FDIC") INSURED. MAY LOSE VALUE.
NO BANK GUARANTEE.

4	Introduction – PowerShares Exchange-Traded Fund Trust

4	Who Should Invest in the Funds

4	Tax Advantaged Product Structure

5	PowerShares Dynamic Large Cap Growth Portfolio

12	PowerShares Dynamic Large Cap Portfolio

19	PowerShares Dynamic Large Cap Value Portfolio

26	PowerShares Dynamic Mid Cap Growth Portfolio

34	PowerShares Dynamic Mid Cap Portfolio

41	PowerShares Dynamic Mid Cap Value Portfolio

48	PowerShares Dynamic Small Cap Growth Portfolio

55	PowerShares Dynamic Small Cap Portfolio

62	PowerShares Dynamic Small Cap Value Portfolio

70	PowerShares FTSE NASDAQ Small Cap Portfolio

77	PowerShares Zacks Micro Cap Portfolio

85	PowerShares Zacks Small Cap Portfolio

93	Additional Investment Strategies

93	Additional Risks

94	Portfolio Holdings

94	Management of the Funds

96	How to Buy and Sell Shares

98	Frequent Purchases and Redemptions of Fund Shares

98	Creations, Redemptions and Transaction Fees

101	Dividends, Distributions and Taxes

103	Distributor

103	Net Asset Value

103	Fund Service Providers

104	Financial Highlights

117	Intellidex and Index Providers

118	Disclaimers

120	Premium/Discount Information

127	Total Return Information

130	Other Information

3

Introduction

Powershares Exchange-Traded Fund Trust

The Trust is an investment company consisting of 62 separate exchange-traded "index funds." The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the price and yield of a specified market index. This Prospectus relates to the Funds listed on the cover page. Invesco PowerShares Capital Management LLC (the "Adviser") is the investment adviser for the Funds.

The Shares of the Funds are listed and traded on either NYSE Arca or the NASDAQ. The market prices for the Shares may be different from their NAVs. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks, each called a "Creation Unit." Creation Units of the Funds are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, the Shares of the Funds are not redeemable securities of the Funds.

Who Should Invest in the Funds

The Funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in a specified index. The Funds may be suitable for long-term investment in the market represented in the relevant index and may also be used as an asset allocation tool or as a speculative trading instrument.

Tax Advantaged Product Structure

Unlike interests in conventional mutual funds, which are typically only bought and sold at closing NAVs, the Funds' Shares are traded throughout the day on a national securities exchange. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These in-kind arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet Fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

Certain Funds may recognize gains as a result of rebalancing their securities holdings to reflect changes in the securities included in such Fund's underlying index. Certain Funds may be required to distribute any such gains to their shareholders to avoid adverse federal income tax consequences. For further discussion of the distribution requirements that apply to such Funds, see "Taxes" in the Funds' Statement of Additional Information ("SAI"). For information concerning the tax consequences of distributions, see "Dividends, Distributions and Taxes" in this Prospectus.

The Funds may invest in derivatives, the use of which will generally result in the realization of short-term capital gains that will be taxable as ordinary income when distributed to investors.

4

PowerShares
Dynamic Large Cap
Growth Portfolio

Ticker: PWB Intraday NAV Ticker: BWW	CUSIP: 73935X609 Underlying Index: Dynamic Large Cap Growth IntellidexSM Index (Ticker: ILH)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Large Cap Growth IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in common stocks of large capitalization companies. A company is considered to be a large capitalization company if it falls within the Underlying Intellidex model, as described below. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of 50 U.S. large capitalization growth stocks selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $3.8 billion and $133.1 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation

5

of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) The 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies is divided into groups based on size, style and sub-size in the following manner:

(a) The universe of stocks is segregated into three size groups, Large Cap, Mid Cap and Small Cap. The 250 largest stocks are considered Large Cap. The next 750 are considered Mid Cap and the remaining 1,000 stocks are considered Small Cap.

(b) Large Cap stocks are divided into Growth Stocks and Value Stocks. A stock's characterization as Growth or Value is based on a multi-factor methodology. 100 of the stocks in the Large Cap universe are considered Growth Stocks. The Large Cap Growth universe is further divided into two sub-groups based on market capitalization. The top quintile is one sub-group. 15 of the top-ranked stocks in the sub-group are selected and collectively receive 50% of the weight. The bottom four quintiles are another sub-group. 35 of the top-ranked stocks in this group are selected and collectively receive 50% of the weight.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Growth Investing Style Risk

The Fund emphasizes a "growth" style of investing. The market values of such securities may be more volatile than other types of investments. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

6

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Healthcare Sector Risk

To the extent the Underlying Index includes securities of issuers in the healthcare sector, the Fund will invest in companies in such sector. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

Consumer Discretionary Sector Risk

To the extent the Underlying Index includes securities of issuers in the consumer discretionary sector, the Fund will invest in companies in such sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply

7

and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Large Capitalization Company Risk

Returns on investments in securities of large capitalization U.S. companies could trail the returns on investments in stocks of smaller companies.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

8

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 7.71%.

Best Quarter	Worst Quarter
6.38% (2nd Quarter 2007)	(26.06)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Large Cap Growth Portfolio (return before taxes)	(42.06)%	(7.78)%
PowerShares Dynamic Large Cap Growth Portfolio (return after taxes on distributions)	(42.19)%	(7.86)%
PowerShares Dynamic Large Cap Growth Portfolio (return after taxes on distributions and sale of Fund Shares)	(27.33)%	(6.53)%
S&P Citigroup Large Cap Growth Index (reflects no deduction for fees, expenses or taxes)	(34.92)%	(5.02)%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	(38.44)%	(5.38)%
Dynamic Large Cap Growth IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(41.67)%	(7.15)%

*  The Fund commenced operations on March 3, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Citigroup Large Cap Growth Index and Russell 1000® Growth Index are unmanaged

9

indices used as a measurement of change in stock market conditions based on the average performance of approximately 384 and 691 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investment)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.10%
Total Gross Annual Fund Operating Expenses	0.60%
Amounts Recaptured by the Adviser(3)	0.01%
Total Net Annual Fund Operating Expenses	0.61%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$62	$193	$336	$751

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

10

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 50 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 50 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,351, $29,977, $51,368 and $113,645 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation ("NSCC") or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

11

PowerShares
Dynamic Large Cap
Portfolio

Ticker: PJF Intraday NAV Ticker: PJF.IV IntellidexSM Index (Ticker: IEB)	CUSIP: 73935X450 Underlying Index: Dynamic Large Cap

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Large Cap IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of large capitalization companies. A company is considered to be a large capitalization company if it falls within the Underlying Intellidex model, as described below. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 100 U.S. large capitalization companies. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $3.8 billion and $335.9 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

12

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investments and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) The 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ are ranked for capital appreciation potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies is divided into groups based on size and sub-size in the following manner:

(a) The universe of stocks is segregated into three size groups, Large Cap, Mid Cap and Small Cap, by selecting the 250 largest (Large Cap), the next 750 largest (Mid Cap) and the remaining 1,000 stocks (Small Cap).

(b) Stocks within the size groups are further divided into two market capitalization groupings, larger and smaller, creating six size groups (the "Size Groups") and sub-groups (the "Sub-Groups"). Larger and smaller are split into quintiles using market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(3) Within each of these six Size Groups, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups.

The number of stocks selected from a Size and Sub-Group is predetermined and is as follows:

(a) Large Cap includes 100 stocks and is divided as follows:

(i) 30 of the top-ranked larger Large Cap stocks are selected and collectively receive 50% of the total index weight (each larger stock receives on average 1.67%). The 30 component stocks selected are the components with the best Model Score in the Sub-Group.

(ii) 70 of the top-ranked smaller Large Cap stocks are selected and collectively receive 50% of the total index weight (each smaller stock receives on average 0.71%). The 70 component stocks selected are the components with the best Model Score in that Sub-Group.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

13

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Healthcare Sector Risk

To the extent the Underlying Index includes securities of issuers in the healthcare sector, the Fund will invest in companies in such sector. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling

14

securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Large Capitalization Company Risk

Returns on investments in securities of large capitalization U.S. companies could trail the returns on investments in stocks of smaller companies.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

15

The Fund's year-to-date total return for the six months ended June 30, 2009 was 1.19%.

Best Quarter	Worst Quarter
5.44% (2nd Quarter 2007)	(18.98)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Large Cap Portfolio (return before taxes)	(33.34)%	(13.31)%
PowerShares Dynamic Large Cap Portfolio (return after taxes on distributions)	(33.62)%	(13.64)%
PowerShares Dynamic Large Cap Portfolio (return after taxes on distributions and sale of Fund Shares)	(21.63)%	(11.31)%
S&P 100® Index (reflects no deduction for fees, expenses or taxes)	(35.31)%	(15.69)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(17.25)%
Russell Top 200® Index (reflects no deduction for fees, expenses or taxes)	(36.07)%	(16.36)%
Dynamic Large Cap IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(32.91)%	(12.68)%

*  The Fund commenced operations on December 1, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P 100® Index, S&P 500® Index and Russell Top 200® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 100, 500 and 205 common stocks, respectively. The S&P 500® Index and the Russell Top 200® Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and

16

shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.43%
Total Gross Annual Fund Operating Expenses	0.93%
Fee Waivers and Expense Assumption(3)	0.28%
Total Net Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$268	$487	$1,117

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an

17

exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 100 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 100 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $17,603, $68,121, $122,835 and $280,334 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

18

PowerShares
Dynamic Large Cap Value
Portfolio

Ticker: PWV Intraday NAV Ticker: DBW IntellidexSM Index (Ticker: ILW)	CUSIP: 73935X708 Underlying Index: Dynamic Large Cap Value

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Large Cap Value IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of large capitalization companies. A company is considered to be a large capitalization company if it falls within the Underlying Intellidex model, as described below. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of 50 U.S. large capitalization value stocks selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $7.7 billion and $335.9 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex,

19

or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) The 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies is divided into groups based on size, style and sub-size in the following manner:

(a) The universe of stocks is segregated into three size groups, Large Cap, Mid Cap and Small Cap. The 250 largest stocks are considered Large Cap. The next 750 are considered Mid Cap and the remaining 1,000 stocks are considered Small Cap.

(b) Large Cap stocks are divided into Growth Stocks and Value Stocks. A stock's characterization as Growth or Value is based on a multi-factor methodology. 100 of the stocks in the Large Cap universe are considered Value Stocks. The Large Cap Value universe is further divided into two sub-groups based on market capitalization. The top quintile is one sub-group. 15 of the top-ranked stocks in the sub-group are selected and collectively receive 50% of the weight. The bottom four quintiles are another sub-group. 35 of the top-ranked stocks in this group are selected and collectively receive 50% of the weight.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Value Investing Style Risk

A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

20

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Healthcare Sector Risk

To the extent the Underlying Index includes securities of issuers in the healthcare sector, the Fund will invest in companies in such sector. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

Financial Sector Risk

To the extent the Underlying Index includes securities of issuers in the financial sector, the Fund will invest in companies in such sector. The Fund therefore may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Investing in the financial sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

21

Consumer Discretionary Sector Risk

To the extent the Underlying Index includes securities of issuers in the consumer discretionary sector, the Fund will invest in companies in such sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Large Capitalization Company Risk

Returns on investments in securities of large capitalization U.S. companies could trail the returns on investments in stocks of smaller companies.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in

22

the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 0.02%.

Best Quarter	Worst Quarter
8.17% (4th Quarter 2006)	(14.17)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Large Cap Value Portfolio (return before taxes)	(27.73)%	0.83%
PowerShares Dynamic Large Cap Value Portfolio (return after taxes on distributions)	(28.33)%	0.15%
PowerShares Dynamic Large Cap Value Portfolio (return after taxes on distributions and sale of Fund Shares)	(17.96)%	0.38%
S&P Citigroup Large Cap Value Index (reflects no deduction for fees, expenses or taxes)	(39.22)%	(5.73)%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	(36.85)%	(5.26)%
Dynamic Large Cap Value IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(27.35)%	1.50%

*  The Fund commenced operations on March 3, 2005.

23

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Citigroup Large Cap Value Index and Russell 1000® Value Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 346 and 617 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.11%
Total Gross Annual Fund Operating Expenses	0.61%
Amounts Recaptured by the Adviser(3)	0.02%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$197	$342	$764

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

24

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 50 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 50 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $30,604, $52,341 and $115,604 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

25

PowerShares
Dynamic Mid Cap Growth
Portfolio

Ticker: PWJ Intraday NAV Ticker: GBW	CUSIP: 73935X807 Underlying Index: Dynamic Mid Cap Growth IntellidexSM Index (Ticker: ILJ)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Mid Cap Growth IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of mid capitalization companies. A company is considered to be a mid capitalization company if it falls within the Underlying Intellidex model, as described below. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of 75 U.S. mid capitalization growth stocks selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $969.4 million and $7.5 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation

26

of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) The 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies is divided into groups based on size, style and sub-size in the following manner:

(a) The universe of stocks is segregated into three size groups, Large Cap, Mid Cap and Small Cap. The 250 largest stocks are considered Large Cap. The next 750 are considered Mid Cap and the remaining 1,000 stocks are considered Small Cap.

(b) Mid Cap stocks are divided into Growth Stocks and Value Stocks. A stock's characterization as Growth or Value is based on a multi-factor methodology. 300 of the stocks in the Mid Cap universe are considered Growth Stocks. The Mid Cap Growth universe is further divided into two sub-groups based on market capitalization. The top quintile is one sub-group. 22 of the top-ranked stocks in the sub-group are selected and collectively receive 70% of the weight. The bottom four quintiles are another sub-group. 53 of the top-ranked stocks in this group are selected and collectively receive 30% of the weight.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Growth Investing Style Risk

The Fund emphasizes a "growth" style of investing. The market values of such securities may be more volatile than other types of investments. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

27

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Consumer Discretionary Sector Risk

To the extent the Underlying Index includes securities of issuers in the consumer discretionary sector, the Fund will invest in companies in such sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Industrials Sector Risk

To the extent the Underlying Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Healthcare Sector Risk

To the extent the Underlying Index includes securities of issuers in the healthcare sector, the Fund will invest in companies in such sector. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare sector are heavily dependent on patent protection. The process of obtaining patent approval can be long

28

and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Medium Capitalization Company Risk

Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes

29

significantly, from the overall securities market. Often medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 4.26%.

Best Quarter	Worst Quarter
9.39% (2nd Quarter 2007)	(24.14)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

30

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Mid Cap Growth Portfolio (return before taxes)	(43.92)%	(2.37)%
PowerShares Dynamic Mid Cap Growth Portfolio (return after taxes on distributions)	(43.92)%	(2.42)%
PowerShares Dynamic Mid Cap Growth Portfolio (return after taxes on distributions and sale of Fund Shares)	(28.55)%	(2.03)%
S&P Citigroup Mid Cap Growth Index (reflects no deduction for fees, expenses or taxes)	(37.61)%	(4.41)%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	(44.32)%	(6.55)%
Dynamic Mid Cap Growth IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(43.52)%	(1.69)%

*  The Fund commenced operations on March 3, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Citigroup Mid Cap Growth Index and Russell Midcap® Growth Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 258 and 548 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.11%
Total Gross Annual Fund Operating Expenses	0.61%
Amounts Recaptured by the Adviser(3)	0.02%
Total Net Annual Fund Operating Expenses	0.63%

31

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$197	$342	$764

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 75 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 75 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $30,604, $52,341 and $115,604 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

32

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten- year examples do not reflect this agreement after the first year.

33

PowerShares
Dynamic Mid Cap
Portfolio

Ticker: PJG Intraday NAV Ticker: PJG.IV IntellidexSM Index (Ticker: IEK)	CUSIP: 73935X443 Underlying Index: Dynamic Mid Cap

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Mid Cap IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of mid capitalization companies. A company is considered to be a mid capitalization company if it falls within the Underlying Intellidex model, as described below. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 150 U.S. mid capitalization companies. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex includes companies with a market capitalization range of between approximately $969.4 million and $7.5 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex

34

or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investments and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) The 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ are ranked for capital appreciation potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies is divided into groups based on size and sub-size group in the following manner:

(a) The universe of stocks is segregated into three size groups, Large Cap, Mid Cap and Small Cap, by selecting the 250 largest (Large Cap), the next 750 largest (Mid Cap) and the remaining 1,000 stocks (Small Cap).

(b) Stocks within the size groups are further divided into two market capitalization groupings, larger and smaller, creating six size groups (the "Size Groups") and sub-groups (the "Sub-Groups"). Larger and smaller are split into quintiles using market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(3) Within each of these six Size Groups, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups.

The number of stocks selected from a Sub-Group is predetermined and is as follows:

(a) Mid capitalization includes 150 stocks and is divided as follows:

(i) 44 of the top-ranked larger Mid Cap stocks are selected and collectively receive 70% of the total index weight (each larger stock receives on average 1.59%). The 44 component stocks selected are the components with the best Model Score in the Sub-Group.

(ii) 106 of the top-ranked smaller Mid Cap stocks are selected and collectively receive 30% of the total index weight (each smaller stock receives on average 0.28%). The 106 component stocks selected are the components with the best Model Score in that Sub-Group.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

35

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Consumer Discretionary Sector Risk

To the extent the Underlying Index includes securities of issuers in the consumer discretionary sector, the Fund will invest in companies in such sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Industrials Sector Risk

To the extent the Underlying Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

36

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Medium Capitalization Company Risk

Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

37

The Fund's year-to-date total return for the six months ended June 30, 2009 was 5.65%.

Best Quarter	Worst Quarter
6.94% (2nd Quarter 2007)	(23.24)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Mid Cap Portfolio (return before taxes)	(40.46)%	(19.20)%
PowerShares Dynamic Mid Cap Portfolio (return after taxes on distributions)	(40.62)%	(19.39)%
PowerShares Dynamic Mid Cap Portfolio (return after taxes on distributions and sale of Fund Shares)	(26.28)%	(16.09)%
S&P Mid Cap 400® Index (reflects no deduction for fees, expenses or taxes)	(36.23)%	(16.59)%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	(41.46)%	(20.62)%
Dynamic Mid Cap IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(40.25)%	(18.74)%

*  The Fund commenced operations on December 1, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Mid Cap 400® Index and Russell Midcap® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 400 and 796 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

38

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.67%
Total Gross Annual Fund Operating Expenses	1.17%
Fee Waivers and Expense Assumption(3)	0.52%
Total Net Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$320	$593	$1,374

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

39

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (assuming approximately 150 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $1,000 for each redemption transaction (assuming approximately 150 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $18,603, $82,009, $150,364 and $345,517 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $4,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

40

PowerShares
Dynamic Mid Cap Value
Portfolio

Ticker: PWP Intraday NAV Ticker: HWB IntellidexSM Index (Ticker: ILP)	CUSIP: 73935X880 Underlying Index: Dynamic Mid Cap Value

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Mid Cap Value IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of mid capitalization companies. A company is considered to be a mid capitalization company if it falls within the Underlying Intellidex model, as described below. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of 75 U.S. mid capitalization value stocks selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $1.0 billion and $7.5 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

41

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) The 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies is divided into groups based on size, style and sub-size in the following manner:

(a) The universe of stocks is segregated into three size groups, Large Cap, Mid Cap and Small Cap. The 250 largest stocks are considered Large Cap. The next 750 are considered Mid Cap and the remaining 1,000 stocks are considered Small Cap.

(b) Mid Cap stocks are divided into Growth and Value Stocks. A stock's characterization as Growth or Value is based on a multi-factor methodology. 300 of the stocks in the Mid Cap universe are considered Value Stocks. The Mid Cap Value universe is further divided into two sub-groups based on market capitalization. The top quintile is one sub-group. 22 of the top-ranked stocks in the sub-group are selected and collectively receive 70% of the weight. The bottom four quintiles are another sub-group. 53 of the top-ranked stocks in this group are selected and collectively receive 30% of the weight.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Value Investing Style Risk

A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived

42

trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Financial Sector Risk

To the extent the Underlying Index includes securities of issuers in the financial sector, the Fund will invest in companies in such sector. The Fund therefore may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Investing in the financial sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.
Industrials Sector Risk

To the extent the Underlying Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

43

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Medium Capitalization Company Risk

Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

44

The Fund's year-to-date total return for the six months ended June 30, 2009 was 1.76%.

Best Quarter	Worst Quarter
7.52% (2nd Quarter 2007)	(21.46)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Mid Cap Value Portfolio (return before taxes)	(37.42)%	(5.84)%
PowerShares Dynamic Mid Cap Value Portfolio (return after taxes on distributions)	(37.85)%	(6.35)%
PowerShares Dynamic Mid Cap Value Portfolio (return after taxes on distributions and sale of Fund Shares)	(24.25)%	(5.11)%
Russell MidCap Value® Index (reflects no deduction for fees, expenses or taxes)	(38.44)%	(5.26)%
S&P Citigroup Mid Cap Value Index (reflects no deduction for fees, expenses or taxes)	(34.87)%	(4.10)%
Dynamic Mid Cap Value IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(37.16)%	(5.16)%

*  The Fund commenced operations on March 3, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Citigroup Mid Cap Value Index and Russell Midcap® Value Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 285 and 483 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

45

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.28%
Total Gross Annual Fund Operating Expenses	0.78%
Fee Waivers and Expense Assumption(3)	0.15%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$234	$419	$952

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

46

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 75 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 75 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $36,121, $63,779 and $143,808 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

47

PowerShares
Dynamic Small Cap
Growth Portfolio

Ticker: PWT Intraday NAV Ticker: DWB	CUSIP: 73935X872 Underlying Index: Dynamic Small Cap Growth IntellidexSM Index (Ticker: ILK)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Small Cap Growth IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of small capitalization companies. A company is considered to be a small capitalization company if it falls within the Underlying Intellidex model, as described below. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of 100 U.S. small cap growth stocks selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $202.5 million and $1.5 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

48

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) The 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies is divided into groups based on size, style and sub-size in the following manner:

(a) The universe of stocks is segregated into three size groups, Large Cap, Mid Cap and Small Cap. The 250 largest stocks are considered Large Cap. The next 750 are considered Mid Cap and the remaining 1,000 stocks are considered Small Cap.

(b) Small Cap stocks are divided into Growth Stocks and Value Stocks. A stock's characterization as Growth or Value is based on a multi-factor methodology. 400 of the stocks in the Small Cap universe are considered Growth Stocks. The Small Cap Growth universe is further divided into two sub-groups based on market capitalization. The top quintile is one sub-group. 30 of the top-ranked stocks in the sub-group are selected and collectively receive 70% of the weight. The bottom four quintiles are another sub-group. 70 of the top-ranked stocks in this group are selected and collectively receive 30% of the weight.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Growth Investing Style Risk

The Fund emphasizes a "growth" style of investing. The market values of such securities may be more volatile than other types of investments. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

49

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Healthcare Sector Risk

To the extent the Underlying Index includes securities of issuers in the healthcare sector, the Fund will invest in companies in such sector. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

Industrials Sector Risk

To the extent the Underlying Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses

50

not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex, with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Small Capitalization Company Risk

Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Portfolio Turnover

The Financial Highlights Table for the Fund at the end of this Prospectus shows the Fund's portfolio turnover rates during recent periods. Based on the reconstitutions of the Underlying Intellidex, there may be a large degree of portfolio turnover as the Fund replicates the Underlying Intellidex. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in

51

the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 2.46%.

Best Quarter	Worst Quarter
9.55% (1st Quarter 2006)	(23.82)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Small Cap Growth Portfolio (return before taxes)	(38.26)%	(8.37)%
PowerShares Dynamic Small Cap Growth Portfolio (return after taxes on distributions)	(38.26)%	(8.37)%
PowerShares Dynamic Small Cap Growth Portfolio (return after taxes on distributions and sale of Fund Shares)	(24.87)%	(6.98)%
S&P Citigroup Small Cap Growth Index (reflects no deduction for fees, expenses or taxes)	(32.94)%	(4.40)%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	(38.54)%	(5.58)%
Dynamic Small Cap Growth IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(37.74)%	(7.91)%

*  The Fund commenced operations on March 3, 2005.

52

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Citigroup Small Cap Growth Index and Russell 2000® Growth Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 362 and 1,245 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.36%
Total Gross Annual Fund Operating Expenses	0.86%
Fee Waivers and Expense Assumption(3)	0.23%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$251	$454	$1,040

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

53

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 100 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 100 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $38,710, $69,135 and $156,927 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten- year examples do not reflect this agreement after the first year.

54

PowerShares
Dynamic Small Cap
Portfolio

Ticker: PJM Intraday NAV Ticker: PJM.IV IntellidexSM Index (Ticker: IEY)	CUSIP: 73935X436 Underlying Index: Dynamic Small Cap

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Small Cap IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of small capitalization companies. A company is considered to be a small capitalization company if it falls within the Underlying Intellidex model, as described below. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 200 U.S. small capitalization companies. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $201.4 million and $1.5 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex

55

or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investments and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) The 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ are ranked for capital appreciation potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies is divided into groups based on size and sub-size group in the following manner:

(a) The universe of stocks is segregated into three size groups, Large Cap, Mid Cap and Small Cap, by selecting the 250 largest (Large Cap), the next 750 largest (Mid Cap) and the remaining 1,000 stocks (Small Cap).

(b) Stocks within the size groups are further divided into two market capitalization groupings, larger and smaller, creating six size groups (the "Size Groups") and sub-groups (the "Sub-Groups"). Larger and smaller are split into quintiles using market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(3) Within each of these six Size Groups, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Small Cap Intellidex. Selected stocks are equally weighted within their Sub-Groups.

The number of stocks selected from a Sub-Group is predetermined and is as follows:

(a) Small cap includes 200 stocks and is divided as follows:

(i) 60 of the top-ranked larger Small Cap stocks are selected and collectively receive 70% of the total index weight (each larger stock receives on average 1.167%). The 60 component stocks selected are the components with the best Model Score in the Sub-Group.

(ii) 140 forty of the top-ranked smaller Small Cap stocks are selected and collectively receive 30% of the total index weight (each smaller stock receives on average 0.21%). The 140 component stocks selected are the components with the best Model Score in that Sub-Group.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

56

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Industrials Sector Risk

To the extent the Underlying Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

57

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Small Capitalization Company Risk

Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Portfolio Turnover

The Financial Highlights Table for the Fund at the end of this Prospectus shows the Fund's portfolio turnover rates during recent periods. Based on the reconstitutions of the Underlying Intellidex, there may be a large degree of portfolio turnover as the Fund replicates the Underlying Intellidex. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

58

The Fund's year-to-date total return for the six months ended June 30, 2009 was (1.80)%.

Best Quarter	Worst Quarter
5.25% (2nd Quarter 2007)	(27.15)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Small Cap Portfolio (return before taxes)	(34.78)%	(19.68)%
PowerShares Dynamic Small Cap Portfolio (return after taxes on distributions)	(34.84)%	(19.87)%
PowerShares Dynamic Small Cap Portfolio (return after taxes on distributions and sale of Fund Shares)	(22.60)%	(16.48)%
S&P Small Cap 600® Index (reflects no deduction for fees, expenses or taxes)	(31.07)%	(16.48)%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(33.79)%	(18.44)%
Dynamic Small Cap IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(34.27)%	(19.01)%

*  The Fund commenced operations on December 1, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Small Cap 600® Index and Russell 2000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 600 and 2,000 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

59

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.85%
Total Gross Annual Fund Operating Expenses	1.35%
Fee Waivers and Expense Assumption(3)	0.70%
Total Net Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$359	$672	$1,563

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

60

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (assuming approximately 200 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $1,000 for each redemption transaction (assuming approximately 200 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $18,603, $91,634, $170,093 and $392,713 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $4,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

61

PowerShares
Dynamic Small Cap Value
Portfolio

Ticker: PWY Intraday NAV Ticker: HWB IntellidexSM Index (Ticker: ILP)	CUSIP: 73935X864 Underlying Index: Dynamic Small Cap Value

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Small Cap Value IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of small capitalization companies. A company is considered to be a small capitalization company if it falls within the Underlying Intellidex model, as described below. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of 100 U.S. small cap value stocks selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $226.3 million and $1.2 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation

62

of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) The 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies is divided into groups based on size, style and sub-size in the following manner:

(a) The universe of stocks is segregated into three size groups, Large Cap, Mid Cap and Small Cap. The 250 largest stocks are considered Large Cap. The next 750 are considered Mid Cap and the remaining 1,000 stocks are considered Small Cap.

(b) Small Cap stocks are divided into Growth Stocks and Value Stocks. A stock's characterization as Growth or Value is based on a multi-factor methodology. 400 of the stocks in the Small Cap universe are considered Value Stocks. The Small Cap Value universe is further divided into two sub-groups based on market capitalization. The top quintile is one sub-group. 30 of the top-ranked stocks in the sub-group are selected and collectively receive 70% of the weight. The bottom four quintiles are another sub-group. 70 of the top-ranked stocks in this group are selected and collectively receive 30% of the weight.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Value Investing Style Risk

A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should

63

anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Financial Sector Risk

To the extent the Underlying Index includes securities of issuers in the financial sector, the Fund will invest in companies in such sector. The Fund therefore may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Investing in the financial sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Industrials Sector Risk

To the extent the Underlying Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. Companies in the industrials

64

sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Consumer Discretionary Sector Risk

To the extent the Underlying Index includes securities of issuers in the consumer discretionary sector, the Fund will invest in companies in such sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex, with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Small Capitalization Company Risk

Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These

65

companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was (2.33)%.

Best Quarter	Worst Quarter
10.29% (4th Quarter 2006)	(26.75)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

66

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Small Cap Value Portfolio (return before taxes)	(32.06)%	(7.04)%
PowerShares Dynamic Small Cap Value Portfolio (return after taxes on distributions)	(32.27)%	(7.51)%
PowerShares Dynamic Small Cap Value Portfolio (return after taxes on distributions and sale of Fund Shares)	(20.81)%	(6.08)%
S&P Citigroup Small Cap Value Index (reflects no deduction for fees, expenses or taxes)	(29.51)%	(4.16)%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	(28.92)%	(4.28)%
Dynamic Small Cap Value IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(31.46)%	(6.35)%

*  The Fund commenced operations on March 3, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Citigroup Small Cap Value Index and Russell 2000® Value Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 467 and 1,279 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.23%
Total Gross Annual Fund Operating Expenses	0.73%
Fee Waivers and Expense Assumption(3)	0.10%
Total Net Annual Fund Operating Expenses	0.63%

67

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$223	$396	$897

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 100 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 100 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $34,500, $60,423 and $135,559 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

68

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

69

PowerShares
FTSE NASDAQ Small Cap
Portfolio

Ticker: PQSC Intraday NAV Ticker: PQSC.IV Index (Ticker: FTNDSC)	CUSIP: 73935X138 Underlying Index: FTSE NASDAQ Small Cap

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE NASDAQ Small Cap Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of small capitalization companies. The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index. A company is considered to be a small capitalization company if it falls within the smallest 10% of companies in the FTSE NASDAQ Index universe of listed companies ranked by market capitalization, as determined by FTSE International Limited ("FTSE" or the "Index Provider"). The Underlying Index constituents are float-adjusted market capitalization weighted. As of June 30, 2009, the Underlying Index consisted of approximately 871 securities with market capitalizations of between approximately $6.0 million and $24.6 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Index is adjusted annually and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

70

Index Methodology

The Underlying Index methodology is designed to track the performance of the smallest 10% of companies in the FTSE NASDAQ Index universe of listed companies ranked by market capitalization, as determined by the Index Provider. The FTSE NASDAQ Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of securities in the FTSE NASDAQ Index. The securities of the Underlying Index are selected annually based on market capitalization. The Underlying Index constituents are float-adjusted market capitalization weighted. Eligible securities include common stock, ordinary shares, American Depository Receipts ("ADRs"), real estate investment trusts ("REITs") and tracking stocks.

Index Construction

Reviews of the composition of the Underlying Index are conducted annually by the Index Provider based on the following criteria:

(1) All companies in the eligible universe are ranked by full market capitalization.

(2) All of those companies comprising the bottom 2% of the market capitalization of the FTSE NASDAQ Index universe are removed as ineligible. All of the companies in the remaining 98% comprise the "FTSE NASDAQ Index Universe."

(3) At the annual review of the Underlying Index, existing constituents of the FTSE NASDAQ Index Universe will be added or removed from the Underlying Index pursuant to a defined set of rules.

The Underlying Index may include common stock, ordinary shares, ADRs, REITs and tracking stocks. Convertible preference shares and loan stocks will be excluded from the Underlying Index until converted. Exchange-traded funds ("ETFs") and funds whose prices are a direct derivation of their underlying holdings (e.g. unit trusts, open-end and closed-end funds will be excluded from the Underlying Index, along with partnerships and shares of beneficial interest). Companies that do not have an exclusive listing on the NASDAQ (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing), will be excluded.

The Underlying Index began operations on April 1, 2005. Valuation data regarding the Underlying Index and the FTSE NASDAQ Index is available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. Values of the Underlying Index and the FTSE NASDAQ Index are accessible on the FTSE website at www.ftse.com.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

71

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Healthcare Sector Risk

To the extent the Underlying Index includes securities of issuers in the healthcare sector, the Fund will invest in companies in such sector. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

Financial Sector Risk

To the extent the Underlying Index includes securities of issuers in the financial sector, the Fund will invest in companies in such sector. The Fund therefore may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Investing in the financial sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as

72

a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index).

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Foreign Investment Risk

The Fund's investments in non-U.S. issuers, although limited to ADRs, may involve risks beyond those associated with investments in U.S. securities. These additional risks include, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information regarding these issuers will be available. Investment in securities of non-U.S. issuers

73

may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in securities of such issuers and increase the costs and expenses of the Fund. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. Finally, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

REIT Risk

Investments in securities of real estate companies involve risks. These risks include, among others: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate industry.

A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, an investor will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Small Capitalization Company Risk

Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the

74

market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced investment operations on April 1, 2008 and therefore does not have performance history for a full calendar year. Visit www.InvescoPowerShares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.70%
Other Expenses(3)	—%
Total Annual Fund Operating Expenses	0.70%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$72	$224	$390	$871

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $3,000 per transaction (assuming

75

approximately 871 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $3,000 for each redemption transaction (assuming approximately 871 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $23,876, $61,968, $103,406 and $223,634 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $12,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

76

PowerShares
Zacks Micro Cap
Portfolio

Ticker: PZI Intraday NAV Ticker: HXZ (Ticker: ZAX)	CUSIP: 73935X740 Underlying Index: Zacks Micro Cap IndexTM

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Zacks Micro Cap IndexTM (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of micro capitalization companies. A company will be considered to be a micro capitalization company if it falls within the Underlying Index model, as described below. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is currently comprised of approximately 400 U.S. stocks selected by Zacks Investment Research ("Zacks") from a universe of 7,000 domestic companies. For the purpose of constituent selection, the micro capitalization subset is defined relative to the entire investable universe of stocks with the upper threshold equal to 0.15% of the capitalization of the largest capitalization domestic company at the time of selection (currently approximately $1.1 billion) and a minimum capitalization of approximately 0.015% of the largest cap domestic company (currently approximately $41.5 million). The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase stocks not in the Underlying Index which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

77

Index Methodology

The Underlying Index selection methodology is designed to identify companies with potentially superior risk-return profiles as determined by Zacks.

The objective of the Underlying Index is to actively represent a group of stocks which has the potential to outperform passive benchmark micro capitalization indices (such as the Russell and Dow Jones Micro Cap Indices) and other actively managed U.S. micro capitalization strategies.

The Underlying Index constituent selection methodology developed by Zacks is designed to be an effective, quantitative approach to selecting stocks with the greatest potential for capital appreciation from the micro capitalization subset of the domestic equity universe.

The Underlying Index constituent selection methodology utilizes a Zacks proprietary composite scoring system that measures companies on the basis of relative value and momentum. Underlying Index constituents are screened weekly for potential removal and the Underlying Index is reconstituted and rebalanced on a quarterly basis. The composition of the Fund's portfolio will therefore change to the extent necessary to replicate the Underlying Index.

Index Construction

(1) Potential Underlying Index constituents include all domestic listed equities with a market capitalization between 0.015% and 0.15% of the largest capitalization domestic U.S. company at the time of selection (currently approximately $41.5 million to $1.1 billion in market capitalization) exclusive of ADRs, and over-the-counter bulletin board and penny stocks.

(2) The actual number of constituents in the Underlying Index will vary over time, but will typically range between 300 and 500 stocks that achieve the threshold composite ranking based on a proprietary multi-factor quantitative analysis that ranks each stock on the basis of relative value and momentum.

(3) Each company is ranked and sorted from highest to lowest by each factor subset. The rankings are combined to establish a composite profile. A stock may be a Underlying Index constituent only if it achieves a minimum threshold ranking on each factor.

(4) The Underlying Index constituents will be reviewed and are subject to removal on a weekly basis based on a proprietary quantitative ranking.

(5) The Underlying Index will be rebalanced on a quarterly basis.

(6) As companies must achieve a minimum threshold on all factors, the actual number of companies may vary on a weekly basis. The Underlying Index constituent count will typically range between 300 and 500 stocks and will use a modified equal weighting structure.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on Additional Risks for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

78

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Financial Sector Risk

To the extent the Underlying Index includes securities of issuers in the financial sector, the Fund will invest in companies in such sector. The Fund therefore may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Investing in the financial sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Industrials Sector Risk

To the extent the Underlying Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental

79

damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Since the Underlying Index constituents may vary on a weekly basis, the Fund's costs associated with rebalancing may be greater than those incurred by other ETFs which track indices whose composition changes less frequently. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index).

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. Because the Fund uses a sampling approach or if the Fund utilizes futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Micro Capitalization Company Risk

The Fund invests primarily in micro capitalization companies. Investments in the securities of micro capitalization companies involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro capitalization company.

80

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was (4.22)%.

Best Quarter	Worst Quarter
13.92% (1st Quarter 2006)	(29.12)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

81

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Zacks Micro Cap Portfolio (return before taxes)	(41.24)%	(13.50)%
PowerShares Zacks Micro Cap Portfolio (return after taxes on distributions)	(41.49)%	(13.69)%
PowerShares Zacks Micro Cap Portfolio (return after taxes on distributions and sale of Fund Shares)	(26.73)%	(11.21)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99)%	(6.64)%
Russell Microcap® Index (reflects no deduction for fees, expenses or taxes)	(39.78)%	(11.86)%
Dow Jones Micro Cap Index (reflects no deduction for fees, expenses or taxes)	(32.83)%	(7.73)%
Zacks Micro Cap Index (reflects no deduction for fees, expenses or taxes)	(41.82)%	(13.90)%

*  The Fund commenced operations on August 18, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P 500® Index, Russell Microcap® Index and Dow Jones Micro Cap Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 500, 1,000 and 250 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

82

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.36%
Total Gross Annual Fund Operating Expenses	0.86%
Fee Waivers and Expense Assumption(3)	0.16%
Total Net Annual Fund Operating Expenses	0.70%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$72	$258	$461	$1,046

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The costs under the one-year example reflect the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a

83

standard Creation Transaction Fee of $2,000 per transaction (assuming 400 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $2,000 for each redemption transaction (assuming 400 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $14,726, $42,761, $73,165 and $160,898 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $8,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten- year examples do not reflect this agreement after the first year.

84

PowerShares
Zacks Small Cap
Portfolio

Ticker: PZJ Intraday NAV Ticker: JDX Cap IndexTM (Ticker: ZRS)	CUSIP: 73935X674 Underlying Index: Zacks Small

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Zacks Small Cap IndexTM (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of small capitalization companies. A company will be considered to be a small capitalization company if it falls within the Underlying Index model, as described below. In pursuit of its investment objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is designed to select companies with potentially superior risk-return profiles as identified using a proprietary ranking methodology developed by Zacks. The Underlying Index is currently comprised of 251 U.S. small capitalization stocks. As of June 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $43.9 million and $1.3 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase stocks not in the Underlying Index which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

85

Index Methodology

The Underlying Index selects companies with potentially superior risk-return profiles as identified using a proprietary ranking methodology developed by Zacks. The goal of the Underlying Index is to outperform both the Russell 2000® Index and professional small capitalization asset managers.

The constituent selection strategy developed by Zacks actively represents a group of small cap stocks which have a selection strategy that looks beyond growth and value characterizations to focus on absolute return potential. The methodology evaluates and selects stocks from a small cap universe using proprietary Zacks techniques, including the well-known "Zacks Rank." The Zacks Rank is an institutionally recognized stock scoring system that has been provided by Zacks since 1982.

The Underlying Index constituent selection approach utilizes the Zacks Rank as a core component in determining each stock's overall risk-return profile. The Underlying Index is adjusted quarterly, or as required, to assure timely stock selections.

The Zacks Rank, developed in 1978, is a proprietary quantitative stock-ranking model based on the pattern of analyst earnings estimate revisions. Based on years of quantitative study and practical application, Zacks believes that the changes that analysts make today to their earnings estimates are a strong and accurate predictor of future stock performance. To accurately calculate the proprietary quantitative rankings, each week Zacks records 25,000 earnings estimate revisions and changes produced by 4,000 research analysts as well as processing over 500,000 pages of research annually.

Index Construction

(1) The Underlying Index is comprised of the 250 highest-ranking stocks chosen from a universe of U.S. companies with a market capitalization from about $43.9 million to nearly $1.3 billion.

(2) The universe of small U.S. companies are evaluated for investment merit using a quantitative selection methodology proprietary to Zacks.

(3) Each company is ranked using a quantitative methodology and sorted from highest to lowest within the universe. The methodology optimizes the Zacks Rank and the constituent turnover relationship based on criteria quantified by Zacks.

(4) The 250 highest-ranking companies are chosen and receive a modified equal weighting.

(5) Constituents will be reviewed and are subject to elimination on a weekly basis in the event of material ranking declines.

(6) The Underlying Index will be rebalanced and reconstituted on a quarterly basis. The composition of the Fund's portfolio will therefore change to the extent necessary to replicate the Underlying Index.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on Additional Risks for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should

86

anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Industrials Sector Risk

To the extent the Underlying Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Financial Sector Risk

To the extent the Underlying Index includes securities of issuers in the financial sector, the Fund will invest in companies in such sector. The Fund therefore may be susceptible to adverse economic or regulatory occurrences affecting the financial sector. Investing in the financial sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Technology Sector Risk

To the extent the Underlying Index includes securities of issuers in the technology sector, the Fund will invest in companies in such sector. The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to

87

rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Since the Underlying Index constituents may vary on a weekly basis, the Fund's costs associated with rebalancing may be greater than those incurred by other ETFs which track indices whose composition changes less frequently. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index).

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Index.

Small Capitalization Company Risk

Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall security market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

88

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 0.97%.

Best Quarter	Worst Quarter
5.62% (2nd Quarter 2007)	(28.44)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

89

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Zacks Small Cap Portfolio (return before taxes)	(41.97)%	(16.41)%
PowerShares Zacks Small Cap Portfolio (return after taxes on distributions)	(42.11)%	(16.58)%
PowerShares Zacks Small Cap Portfolio (return after taxes on distributions and sale of Fund Shares)	(27.25)%	(13.62)%
S&P Small Cap 600® Index (reflects no deduction for fees, expenses or taxes)	(31.07)%	(10.27)%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(33.79)%	(11.39)%
Zacks Small Cap IndexTM (reflects no deduction for fees, expenses or taxes)	(42.05)%	(16.55)%

*  The Fund commenced operations on February 16, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P Small Cap 600® Index and Russell 2000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 600 and 2,000 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.59%
Total Gross Annual Fund Operating Expenses	1.09%
Fee Waivers and Expense Assumption(3)	0.39%
Total Net Annual Fund Operating Expenses	0.70%

90

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$72	$308	$563	$1,294

(1)  When buying or selling shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The costs under the one-year example reflect the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,250 per transaction (assuming 251 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $1,250 per transaction (assuming 251 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $20,376, $79,464, $143,263 and $325,910 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

91

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $5,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

92

Additional Investment Strategies

Each Fund will normally invest at least 90% of its total assets in component securities that comprise its respective Underlying Index or Underlying Intellidex. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its respective Underlying Index or Underlying Intellidex and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to each Fund's respective Underlying Index or Underlying Intellidex to be reflected in the portfolio composition of each Fund.

Each of the policies described herein, including the investment objective of each Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees (the "Board") without shareholder approval. Certain fundamental policies of the Funds are set forth in the SAI under "Investment Restrictions."

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked-to-market on a daily basis.

Additional Risks

Trading Issues

Trading in Shares on the Exchanges may be halted due to market conditions or for reasons that, in the view of the Exchanges, make trading in Shares inadvisable. In addition, trading in Shares on the Exchanges is subject to trading halts caused by extraordinary market volatility pursuant to each Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

93

Fluctuation of Net Asset Value

The NAV of a Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the relevant Exchange. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of a Fund's Underlying Index or Underlying Intellidex trading individually or in the aggregate at any point in time. However, given that the Shares can be created and redeemed in Creation Units at NAV (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares are not likely to be sustained over the long-term. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Securities Lending

The Funds may engage in lending their portfolio securities to certain borrowers. A risk in lending portfolio securities consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Funds may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. Furthermore, because of the risks in delay of recovery, the Funds may lose the opportunity to sell the securities at a desirable price, and the Funds will generally not have the right to vote securities while they are being loaned. In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' SAI.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser of the Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management of more than

94

$12.7 billion as of July 31, 2009. The Trust is currently comprised of 62 exchange-traded funds.

Invesco PowerShares Capital Management LLC has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Funds. In this capacity, Mr. Southard oversees a team of portfolio managers (with Mr. Southard, the "Portfolio Managers") who are responsible for the day-to-day management of the Funds. Peter Hubbard, who reports to Mr. Southard, is the member of the portfolio management team who is currently primarily responsible for each Fund's day-to-day management. Mr. Hubbard receives management assistance from John Browning and Michael Jeanette, who perform various functions related to portfolio management, including but not limited to, investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each member of the portfolio management team has appropriate limitations on his authority for risk management and compliance purposes.

Portfolio Managers

John Southard is a Managing Director at the Adviser and has been with the Adviser since its inception in August 2002. Mr. Southard has managed each Fund since its inception. Prior to his current position, he was a Senior Equity Analyst at Charles Schwab & Company from May 2001 to August 2002.

Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

John Browning is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since June 2009. Prior to joining the Adviser, Mr. Browning was an Executive Director of the Unit Trust Investment Team with Morgan Stanley from 2005 to 2008. Prior to this, he was a Vice President with Morgan Stanley from 2000 to 2005.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since August 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007. Prior to this he was a financial advisor with Smith Barney and First Bank Systems.

The Funds' SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

95

The Adviser receives fees from each Fund (except PowerShares FTSE NASDAQ Small Cap Portfolio) equal to 0.50% of the Fund's average daily net assets. The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each Fund (except PowerShares FTSE NASDAQ Small Cap Portfolio) (excluding interest expense, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average daily net assets per year (the "Expense Cap"), at least until August 31, 2010. The offering costs excluded from the 0.60% Expense Cap for each Fund are: (a) legal fees pertaining to each Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

PowerShares FTSE NASDAQ Small Cap Portfolio pays the Adviser a unitary management fee equal to 0.70% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Adviser's unitary management fee is designed to pay PowerShares FTSE NASDAQ Small Cap Portfolio's expenses and to compensate the Adviser for providing services for the Fund.

A discussion regarding the basis for the Board's approval of the Funds' Investment Advisory Agreement for each Fund is available in the Funds' Annual Report to Shareholders for the fiscal year ended April 30, 2009.

Each Fund (except PowerShares FTSE NASDAQ Small Cap Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index or Underlying Intellidex, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

How to Buy and Sell Shares

The Shares are issued or redeemed by each Fund at NAV per Share only in Creation Units. See "Creations, Redemptions and Transaction Fees."

Most investors buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of

96

a round trip (purchase and sale) transaction. The Shares of the Funds trade under the following symbols on the following Exchanges:

Fund	Symbol	Exchange
PowerShares Dynamic Large Cap Growth Portfolio	PWB	NYSE Arca

PowerShares Dynamic Large Cap Portfolio	PJF	NYSE Arca

PowerShares Dynamic Large Cap Value Portfolio	PWV	NYSE Arca

PowerShares Dynamic Mid Cap Growth Portfolio	PWJ	NYSE Arca

PowerShares Dynamic Mid Cap Portfolio	PJG	NYSE Arca

PowerShares Dynamic Mid Cap Value Portfolio	PWP	NYSE Arca

PowerShares Dynamic Small Cap Growth Portfolio	PWT	NYSE Arca

PowerShares Dynamic Small Cap Portfolio	PJM	NYSE Arca

PowerShares Dynamic Small Cap Value Portfolio	PWY	NYSE Arca

PowerShares FTSE NASDAQ Small Cap Portfolio	PQSC	NASDAQ

PowerShares Zacks Micro Cap Portfolio	PZI	NYSE Arca

PowerShares Zacks Small Cap Portfolio	PZJ	NYSE Arca

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on the relevant Exchange may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The approximate value of Shares of each Fund will be disseminated every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

97

Frequent Purchases and Redemptions of Fund Shares

The Trust's Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund Shares ("market timing"). In establishing this policy, the Board evaluated the risks of market timing activities by the Trust's shareholders. The Board noted that a Fund's Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Funds' Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Funds' Shares trade at or close to NAV. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. The Funds impose transaction fees on in-kind purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by a Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund's trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds' Shares.

Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Purchase

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the securities included in the relevant Fund's respective Underlying

98

Index or Underlying Intellidex (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the NSCC immediately prior to the opening of business each day of the relevant Exchange. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"), or (ii) a participant of DTC ("DTC Participant") that has entered into an agreement with the principal underwriter and transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed Creation Transaction Fee is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. The following chart lists the Creation Transaction Fee applicable to each Fund:

Fund	Creation Transaction Fee
PowerShares Dynamic Large Cap Growth Portfolio	$500

PowerShares Dynamic Large Cap Portfolio	$500

PowerShares Dynamic Large Cap Value Portfolio	$500

PowerShares Dynamic Mid Cap Growth Portfolio	$500

PowerShares Dynamic Mid Cap Portfolio	$1,000

PowerShares Dynamic Mid Cap Value Portfolio	$500

PowerShares Dynamic Small Cap Growth Portfolio	$500

PowerShares Dynamic Small Cap Portfolio	$1,000

PowerShares Dynamic Small Cap Value Portfolio	$500

PowerShares FTSE NASDAQ Small Cap Portfolio	$3,000

PowerShares Zacks Micro Cap Portfolio	$2,000

PowerShares Zacks Small Cap Portfolio	$1,250

An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

99

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Redemption

Each Fund's custodian makes available immediately prior to the opening of business each day on the relevant Exchange, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are permitted or required for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m., Eastern time.

A fixed Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The following chart lists the Redemption Transaction Fee applicable to each Fund:

Fund	Redemption Transaction Fee
PowerShares Dynamic Large Cap Growth Portfolio	$500

PowerShares Dynamic Large Cap Portfolio	$500

PowerShares Dynamic Large Cap Value Portfolio	$500

PowerShares Dynamic Mid Cap Growth Portfolio	$500

PowerShares Dynamic Mid Cap Portfolio	$1,000

PowerShares Dynamic Mid Cap Value Portfolio	$500

PowerShares Dynamic Small Cap Growth Portfolio	$500

PowerShares Dynamic Small Cap Portfolio	$1,000

PowerShares Dynamic Small Cap Value Portfolio	$500

PowerShares FTSE NASDAQ Small Cap Portfolio	$3,000

PowerShares Zacks Micro Cap Portfolio	$2,000

PowerShares Zacks Small Cap Portfolio	$1,250

100

An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the relevant Exchange, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future

101

congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Funds must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on Fund distributions and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. For more information, please see the SAI section "Taxes."

102

Distributor

Invesco Aim Distributors, Inc. serves as the distributor (the "Distributor") of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

The Bank of New York Mellon (formerly known as The Bank of New York) ("BONY") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market, or in the case of the NASDAQ, at the NASDAQ official closing price. When price quotes are not readily available, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Fund Service Providers

BONY, 101 Barclay Street, New York, NY 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10036, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

103

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report for the fiscal year ended April 30, 2009, which is available upon request.

104

PowerShares Dynamic Large Cap Growth Portfolio

	For the Period Year Ended April 30,				March 3, 2005* Through April 30,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$17.33	$17.46	$16.35	$14.11	$14.83
Net investment income (loss)**	0.08	0.07	0.02	(0.01)	—	(a)
Net realized and unrealized gain (loss) on investments	(6.30)	(0.16)	1.11	2.25	(0.72)
Total from investment operations	(6.22)	(0.09)	1.13	2.24	(0.72)
Distributions to shareholders from:
Net investment income	(0.08)	(0.04)	(0.02)	— (a)	—
Return of capital	—	—	— (a)	—	—
Total distributions	(0.08)	(0.04)	(0.02)	—	—
Net asset value at end of period	$11.03	$17.33	$17.46	$16.35	$14.11
Share price at end of period***	$11.03
NET ASSET VALUE, TOTAL RETURN****	(35.93)%	(0.56)%	6.92%	15.89%	(4.87)%
SHARE PRICE TOTAL RETURN****	(35.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$281,172	$665,609	$277,598	$148,750	$8,467
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.61%	0.63%	0.63%	0.64%	0.63	%†
Expenses, prior to (Waivers) and/or Recapture	0.60%	0.60%	0.68%	0.80%	2.45	%†
Net investment income (loss), after (Waivers) and/or Recapture	0.60%	0.37%	0.13%	(0.04)%	0.13	%†
Portfolio turnover rate††	88%	46%	57%	73%	2%
Undistributed net investment income included in price of units issued and redeemed**#	$(0.02)	$0.02	$0.00 (a)	—	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

105

PowerShares Dynamic Large Cap Portfolio

	Year Ended April 30,		For the Period December 1, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.92	$27.00	$25.18
Net investment income**	0.34	0.27	0.12
Net realized and unrealized gain (loss) on investments	(8.44)	(1.14)	1.78
Total from investment operations	(8.10)	(0.87)	1.90
Distributions to shareholders from:
Net investment income	(0.26)	(0.21)	(0.08)
Net asset value at end of period	$17.56	$25.92	$27.00
Share price at end of period***	$17.55
NET ASSET VALUE, TOTAL RETURN****	(31.47)%	(3.26)%	7.55%
SHARE PRICE TOTAL RETURN****	(31.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$33,355	$25,922	$10,798
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.73%	0.74%†
Expenses, prior to (Waivers) and/or Recapture	0.93%	1.38%	1.45%†
Net investment income, after (Waivers) and/or Recapture	1.71%	1.03%	1.05%†
Portfolio turnover rate††	57%	49%	3%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.04	$0.06	$(0.01)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

106

PowerShares Dynamic Large Cap Value Portfolio

	Year Ended April 30,				For the Period March 3, 2005* Through April 30,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$19.27	$20.72	$17.41	$14.52	$15.00
Net investment income**	0.41	0.43	0.39	0.28	0.05
Net realized and unrealized gain (loss) on investments	(5.81)	(1.40)	3.21	2.85	(0.52)
Total from investment operations	(5.40)	(0.97)	3.60	3.13	(0.47)
Distributions to shareholders from:
Net investment income	(0.33)	(0.48)	(0.29)	(0.24)	(0.01)
Net asset value at end of period	$13.54	$19.27	$20.72	$17.41	$14.52
Share price at end of period***	$13.55
NET ASSET VALUE, TOTAL RETURN****	(28.30)%	(4.78)%	20.85%	21.71%	(3.11)%
SHARE PRICE TOTAL RETURN****	(28.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$262,699	$252,489	$292,130	$90,532	$10,166
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.65%	0.63%†
Expenses, prior to (Waivers) and/or Recapture	0.61%	0.59%	0.67%	0.94%	2.16%†
Net investment income, after (Waivers) and/or Recapture	2.71%	2.14%	2.00%	1.75%	1.99%†
Portfolio turnover rate††	77%	22%	16%	29%	0%
Undistributed net investment income included in price of units issued and redeemed**#	$0.02	$0.00 (a)	$0.03	—	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

107

PowerShares Dynamic Mid Cap Growth Portfolio

	Year Ended April 30,				For the Period March 3, 2005* Through April 30,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$22.29	$21.09	$18.79	$13.92	$15.01
Net investment income (loss)**	(0.01)	— (a)	(0.03)	0.28	(0.01)
Net realized and unrealized gain (loss) on investments	(8.41)	1.20	2.44	4.59	(1.08)
Total from investment operations	(8.42)	1.20	2.41	4.87	(1.09)
Distributions to shareholders from:
Net investment income	—	—	(0.11)	—	—
Return of capital	—	— (a)	— (a)	—	—
Total distributions	—	—	(0.11)	—	—
Net asset value at end of period	$13.87	$22.29	$21.09	$18.79	$13.92
Share price at end of period***	$13.85
NET ASSET VALUE, TOTAL RETURN****	(37.78)%	5.70%	12.91%	34.99%	(7.30)%
SHARE PRICE TOTAL RETURN****	(37.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$140,038	$390,146	$189,794	$103,325	$8,349
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.65%	0.63%†
Expenses, prior to (Waivers) and/or Recapture	0.61%	0.60%	0.73%	0.90%	2.45%†
Net investment income (loss), after (Waivers) and/or Recapture	(0.07)%	(0.01)%	(0.15)%	1.56%	(0.20)%†
Portfolio turnover rate††	81%	80%	69%	86%	1%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.01	$(0.01)	$0.02	—	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

108

PowerShares Dynamic Mid Cap Portfolio

	Year Ended April 30,		For the Period December 1, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.47	$27.98	$25.26
Net investment income**	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investments	(9.17)	(2.49)	2.68
Total from investment operations	(9.04)	(2.38)	2.78
Distributions to shareholders from:
Net investment income	(0.13)	(0.13)	(0.06)
Net asset value at end of period	$16.30	$25.47	$27.98
Share price at end of period***	$16.29
NET ASSET VALUE, TOTAL RETURN****	(35.57)%	(8.54)%	11.04%
SHARE PRICE TOTAL RETURN****	(35.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$17,929	$25,469	$11,190
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.73%	0.74	%†
Expenses, prior to (Waivers) and/or Recapture	1.17%	1.34%	1.55	%†
Net investment income, after (Waivers) and/or Recapture	0.67%	0.42%	0.91	%†
Portfolio turnover rate††	79%	99%	7%
Undistributed net investment loss included in price of units issued and redeemed**#	$0.01	$(0.01)	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

109

PowerShares Dynamic Mid Cap Value Portfolio

	Year Ended April 30,				For the Period March 3, 2005* Through April 30,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.89	$20.25	$17.22	$14.47	$15.10
Net investment income**	0.26	0.22	0.29	0.22	0.15
Net realized and unrealized gain (loss) on investments	(5.75)	(3.32)	2.97	2.78	(0.76)
Total from investment operations	(5.49)	(3.10)	3.26	3.00	(0.61)
Distributions to shareholders from:
Net investment income	(0.24)	(0.26)	(0.23)	(0.25)	(0.02)
Net asset value at end of period	$11.16	$16.89	$20.25	$17.22	$14.47
Share price at end of period***	$11.13
NET ASSET VALUE, TOTAL RETURN****	(32.71)%	(15.47)%	19.14%	20.85%	(4.07)%
SHARE PRICE TOTAL RETURN****	(32.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$39,056	$79,380	$109,356	$56,815	$10,126
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.67%	0.63%†
Expenses, prior to (Waivers) and/or Recapture	0.78%	0.68%	0.82%	1.13%	2.14%†
Net investment income, after (Waivers) and/or Recapture	1.95%	1.14%	1.64%	1.33%	6.34%†
Portfolio turnover rate††	94%	53%	43%	117%	1%
Undistributed net investment income included in price of units issued and redeemed**#	$(0.01)	$0.00 (a)	$0.01	—	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

110

PowerShares Dynamic Small Cap Growth Portfolio

	Year Ended April 30,					For the Period March 3, 2005* Through April 30,
	2009	2008		2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$15.71	$18.59		$18.51	$13.90	$15.11
Net investment income (loss)**	0.01	(0.05)		(0.05)	0.11	(0.01)
Net realized and unrealized gain (loss) on investments	(5.23)	(2.83)		0.13	4.50	(1.20)
Total from investment operations	(5.22)	(2.88)		0.08	4.61	(1.21)
Net asset value at end of period	$10.49	$15.71		$18.59	$18.51	$13.90
Share price at end of period***	$10.48
NET ASSET VALUE, TOTAL RETURN****	(33.23)%	(15.49)%		0.43%	33.17%	(8.02)%
SHARE PRICE TOTAL RETURN****	(33.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$31,484	$51,846		$61,347	$118,465	$9,727
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%		0.63%	0.65%	0.63%†
Expenses, prior to (Waivers) and/or Recapture	0.86%	0.77%		0.84%	0.90%	2.34%†
Net investment income (loss), after (Waivers) and/or Recapture	0.11%	(0.27)%		(0.32)%	0.65%	(0.48)%†
Portfolio turnover rate††	109%	78%		114%	120%	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$(0.00	)(a)	$(0.02)	—	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net assets value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning at the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

111

PowerShares Dynamic Small Cap Portfolio

	Year Ended April 30,		For the Period December 1, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.31	$26.68	$25.17
Net investment income**	0.08	0.06	—	(a)
Net realized and unrealized gain (loss) on investments	(8.31)	(3.13)	1.51
Total from investment operations	(8.23)	(3.07)	1.51
Distributions to shareholders from:
Net investment income	(0.05)	(0.08)	—	(a)
Return of capital	—	(0.22)	—
Total distribution	(0.05)	(0.30)	—
Net asset value at end of period	$15.03	$23.31	$26.68
Share price at end of period***	$15.00
NET ASSET VALUE, TOTAL RETURN****	(35.34)%	(11.61)%	6.01%
SHARE PRICE TOTAL RETURN****	(35.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$13,530	$16,314	$8,005
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.79%	0.74	%†
Expenses, prior to (Waivers) and/or Recapture	1.35%	1.96%	1.55	%†
Net investment income, after (Waivers) and/or Recapture	0.47%	0.26%	0.04	%†
Portfolio turnover rate††	81%	103%	52%
Undistributed net investment income included in price of units issued and redeemed**#	$0.01	$0.05	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net assets value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning at the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

112

PowerShares Dynamic Small Cap Value Portfolio

	Year Ended April 30,				For the Period March 3, 2005* Through April 30,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$15.80	$18.68	$17.01	$13.79	$15.06
Net investment income**	0.12	0.16	0.13	0.11	0.01
Net realized and unrealized gain (loss) on investments	(5.43)	(2.47)	1.67	3.22	(1.28)
Total from investment operations	(5.31)	(2.31)	1.80	3.33	(1.27)
Distributions to shareholders from:
Net investment income	(0.11)	(0.16)	(0.13)	(0.11)	—
Return of capital	—	(0.41)	—	—	—
Total distribution	(0.11)	(0.57)	(0.13)	(0.11)	—
Net asset value at end of period	$10.38	$15.80	$18.68	$17.01	$13.79
Share price at end of period***	$10.36
NET ASSET VALUE, TOTAL RETURN****	(33.69)%	(12.51)%	10.64%	24.20%	(8.46)%
SHARE PRICE TOTAL RETURN****	(33.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$62,253	$91,667	$117,680	$66,339	$9,651
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.66%	0.63%†
Expenses, prior to (Waivers) and/or Recapture	0.73%	0.67%	0.80%	1.06%	2.36%†
Net investment income, after (Waivers) and/or Recapture	1.00%	0.91%	0.73%	0.73%	0.45%†
Portfolio turnover rate††	98%	86%	76%	118%	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$(0.03)	$0.01	—	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

113

PowerShares FTSE NASDAQ Small Cap Portfolio

	Year Ended April 30, 2009	For the Period April 1, 2008* Through April 30, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.63	$25.73
Net investment income**	0.05	—	(a)
Net realized and unrealized loss on investments	(8.65)	(0.10)
Total from investment operations	(8.60)	(0.10)
Distributions to shareholder from:
Net investment income	(0.15)	—
Net realized gains	— (a)	—
Total distribution	(0.15)	—
Net asset value at end of period	$16.88	$25.63
Share price at end of period***	$16.86
NET ASSET VALUE, TOTAL RETURN****	(33.53)%	(0.39	)%(b)
SHARE PRICE TOTAL RETURN****	(33.58)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,688	$2,563
Ratio to average net assets of:
Expenses	0.70%	0.70	%†
Net investment (income) loss	0.27%	(0.09	)%†
Portfolio turnover rate††	19%	0%
Undistributed net investment income included in price of units issued and redeemed**#	0.00 (a)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

(b)  The total return from Fund Inception (first day of trading on the Exchange) to April 30, 2008 was (0.50)%.

114

PowerShares Zacks Micro Cap Portfolio

	Year Ended April 30,			For the Period August 18, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$13.63	$18.32	$17.47	$14.79
Net investment income**	0.12	0.16	0.06	—	(a)
Net realized and unrealized gain (loss) on investments	(5.48)	(4.73)	0.81	2.69
Total from investment operations	(5.36)	(4.57)	0.87	2.69
Distributions to shareholders from:
Net investment income	(0.17)	(0.12)	(0.02)	(0.01)
Return of capital	—	—	—	—	(a)
Total distributions	(0.17)	(0.12)	(0.02)	(0.01)
Net asset value at end of period	$8.10	$13.63	$18.32	$17.47
Share price at end of period***	$8.10
NET ASSET VALUE, TOTAL RETURN****	(39.70)%	(25.07)%	4.99%	18.20%
SHARE PRICE TOTAL RETURN****	(39.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$46,960	$94,068	$192,310	$158,976
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.70%	0.70%	0.71%	0.72	%†
Expenses, prior to (Waivers) and/or Recapture	0.86%	0.71%	0.78%	0.82	%†
Net investment income, after (Waivers) and/or Recapture	1.11%	0.99%	0.36%	0.01	%†
Portfolio turnover rate††	51%	54%	72%	78%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$(0.03)	$0.01	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

115

PowerShares Zacks Small Cap Portfolio

	Year Ended April 30,				For the Period February 16, 2006* Through
	2009	2008		2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.31	$27.51		$26.76	$25.41
Net investment income**	0.11	0.22	†††	0.05	0.02
Net realized and unrealized gain (loss) on investments	(8.83)	(4.23)		0.76	1.33
Total from investment operations	(8.72)	(4.01)		0.81	1.35
Distributions to shareholders from:
Net investment income	(0.13)	(0.19)		(0.06)	—
Return of capital	(0.01)	—		— (a)	—
Total distributions	(0.14)	(0.19)		(0.06)	—
Net asset value at end of period	$14.45	$23.31		$27.51	$26.76
Share price at end of period***	$14.38
NET ASSET VALUE, TOTAL RETURN****	(37.56)%	(14.66)%		3.03%	5.31%
SHARE PRICE TOTAL RETURN****	(37.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$18,788	$39,630		$71,530	$58,866
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.70%	0.70%		0.71%	0.75	%†
Expenses, prior to (Waivers) and/or Recapture	1.09%	0.83%		0.89%	1.17	%†
Net investment income, after (Waivers) and/or Recapture	0.58%	0.81	%†††	0.19%	0.30	%†
Portfolio turnover rate††	63%	58%		87%	1%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.02	$(0.05)		$0.00 (a)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

†††  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Books-A-Million, Inc. on July 5, 2007. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.19 and 0.72%, respectively.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

116

Intellidex and Index Providers

NYSE Arca is the Intellidex Provider for PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Mid Cap Value Portfolio, PowerShares Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Portfolio and PowerShares Small Cap Value Portfolio. The Intellidex Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Intellidex Provider to use the Intellidexes. The Funds are entitled to use their respective Underlying Intellidex pursuant to a sub-licensing arrangement with the Adviser.

NYSE Arca develops, calculates, and maintains its own proprietary indices, and serves as the calculation agent for third-party indices. NYSE Arca publishes index values to market data vendors through the facilities of the Consolidated Tape Association's Network B. The more than 200 index values currently calculated by NYSE Arca are used as benchmarks, or to support the trading of exchange-traded funds, index options, and other structured products listed on NYSE Arca. Index changes (additions, deletions, share changes, price adjustments, rebalances, etc.) are announced by NYSE Arca as early as practicable prior to the effectiveness of the change or scheduled event—these announcements are currently available on the Indexes Daily List on http://www.nyxdata.com.

The FTSE NASDAQ Small Cap Index is calculated and maintained by FTSE and The NASDAQ OMX Group, Inc. ("NASDAQ OMX"). Neither FTSE nor NASDAQ OMX is affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with FTSE and NASDAQ OMX to use the FTSE NASDAQ Small Cap Index. The Fund is entitled to use the FTSE NASDAQ Small Cap Index pursuant to a sub-licensing agreement with the Adviser. NASDAQ OMX is not affiliated with the Trust, the Adviser or the Distributor.

Zacks is the Index Provider for PowerShares Zacks Micro Cap Portfolio and PowerShares Zacks Small Cap Portfolio. Zacks is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Zacks to use the Underlying Indices. PowerShares Zacks Micro Cap Portfolio and PowerShares Zacks Small Cap Portfolio are entitled to use their respective Underlying Index pursuant to a sub-licensing arrangement with the Adviser.

117

Set forth below is a list of each Fund and the Underlying Index or Underlying Intellidex upon which it is based:

Fund	Underlying Intellidex or Underlying Index
PowerShares Dynamic Large Cap Growth Portfolio	Dynamic Large Cap Growth IntellidexSM Index

PowerShares Dynamic Large Cap Portfolio	Dynamic Large Cap IntellidexSM Index

PowerShares Dynamic Large Cap Value Portfolio	Dynamic Large Cap Value IntellidexSM Index

PowerShares Dynamic Mid Cap Growth Portfolio	Dynamic Mid Cap Growth IntellidexSM Index

PowerShares Dynamic Mid Cap Portfolio	Dynamic Mid Cap IntellidexSM Index

PowerShares Dynamic Mid Cap Value Portfolio	Dynamic Mid Cap Value IntellidexSM Index

PowerShares Dynamic Small Cap Growth Portfolio	Dynamic Small Cap Growth IntellidexSM Index

PowerShares Dynamic Small Cap Portfolio	Dynamic Small Cap IntellidexSM Index

PowerShares Dynamic Small Cap Value Portfolio	Dynamic Small Cap Value IntellidexSM Index

PowerShares FTSE NASDAQ Small Cap Portfolio	FTSE NASDAQ Small Cap Index

PowerShares Zacks Micro Cap Portfolio	Zacks Micro Cap IndexTM

PowerShares Zacks Small Cap Portfolio	Zacks Small Cap IndexTM

Disclaimers

The Dynamic Large Cap Growth IntellidexSM Index, Dynamic Large Cap IntellidexSM Index, Dynamic Large Cap Value IntellidexSM Index, Dynamic Mid Cap Growth IntellidexSM Index, Dynamic Mid Cap IntellidexSM Index, Dynamic Mid Cap Value IntellidexSM Index, Dynamic Small Cap Growth IntellidexSM Index, Dynamic Small Cap IntellidexSM Index and Dynamic Small Cap Value IntellidexSM Index are trademarks of NYSE Arca and have been licensed for use for certain purposes by the Adviser.

The Funds are not sponsored or endorsed by NYSE Arca and NYSE Arca makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in the Shares particularly or the ability of the product to trade the performance of any sector of the stock market. NYSE Arca's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and indexes, which are determined, composed and calculated by NYSE Arca without regard to the Funds. The AMEX has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares of the Funds. In addition, NYSE Arca acts as the exchange on which the Shares are traded. The Underlying Intellidexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. NYSE Arca has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. NYSE Arca has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. NYSE

118

ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE SHARES OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares FTSE NASDAQ Small Cap Portfolio is not in any way sponsored, endorsed, sold or promoted by FTSE or by the London Stock Exchange Plc (the Exchange") or by The Financial Times Limited ("FT") or by NASDAQ OMX (together the "Licensor Parties") and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE NASDAQ Small Cap Index and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The FTSE NASDAQ Small Cap Index is compiled and calculated by FTSE. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the FTSE NASDAQ Small Cap Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein.

"FTSE®" and "FT-SE®" are trade marks of the Exchange and the FT and are used by FTSE under license.

"NASDAQ®" is a registered trade mark of NASDAQ OMX and is used by FTSE under license.

The only relationship that Zacks has with the Adviser or Distributor of PowerShares Zacks Small Cap Portfolio or PowerShares Zacks Micro Cap Portfolio in connection with the Funds is that Zacks has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Indices and the name of the Underlying Indices. The Underlying Indices are selected and calculated without regard to the Adviser, Distributor or owners of the Funds. Zacks has no obligation to take the specific needs of the Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Indices. Zacks is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the asset value of the Funds. Zacks does not have any obligation or liability in connection with the administration, marketing or trading of the Funds.

ZACKS SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO THE FUNDS OR THE UNDERLYING INDICES. ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. ZACKS DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO THE UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INDICES, EVEN IF ZACKS IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

119

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indices and/or Underlying Intellidexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indices and/or Underlying Intellidexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indices and/or Underlying Intellidexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indices and/or Underlying Intellidexes even if notified of the possibility of such damages.

Premium/Discount Information

The following tables present information about the differences between the daily market price on secondary markets for Shares and each Fund's NAV. NAV is the price per share at which each Fund issues and redeems Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the exchange on which the Fund is listed for trading, as of the time the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of each Fund on a given day, generally at the time NAV is calculated. A premium is the amount that each Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that each Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds. The information shown for the Funds is for the fiscal year ended April 30, 2009 and for each of the last four calendar quarters.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

120

PowerShares Dynamic Large Cap Growth Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.19%	0.00%	0.00%	3.13%	1.56%
Between 0.25% and 0.5%	1.59%	0.00%	0.00%	6.24%	0.00%
Between 0.0% and 0.25%	39.69%	33.33%	26.23%	28.13%	68.75%
Between -0.25% and 0.0%	53.17%	65.08%	68.85%	51.56%	28.13%
Between -0.25% and -0.5%	3.57%	1.59%	3.28%	10.94%	0.00%
Greater than -0.5%	0.79%	0.00%	1.64%	0.00%	1.56%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Large Cap Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.98%	1.59%	0.00%	6.25%	1.56%
Between 0.25% and 0.5%	3.17%	1.58%	0.00%	7.81%	4.69%
Between 0.0% and 0.25%	32.95%	31.75%	21.31%	32.81%	42.19%
Between -0.25% and 0.0%	58.73%	65.08%	75.41%	45.31%	50.00%
Between -0.25% and -0.5%	2.38%	0.00%	3.28%	4.69%	1.56%
Greater than -0.5%	0.79%	0.00%	0.00%	3.13%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

121

PowerShares Dynamic Large Cap Value Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	2.38%	0.00%	0.00%	7.81%	1.56%
Between 0.25% and 0.5%	3.58%	0.00%	0.00%	9.38%	4.69%
Between 0.0% and 0.25%	42.86%	41.27%	39.34%	35.93%	59.38%
Between -0.25% and 0.0%	48.41%	58.73%	57.38%	42.19%	31.25%
Between -0.25% and -0.5%	1.98%	0.00%	3.28%	3.13%	1.56%
Greater than -0.5%	0.79%	0.00%	0.00%	1.56%	1.56%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Mid Cap Growth Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	0.79%	0.00%	0.00%	3.13%	0.00%
Between 0.25% and 0.5%	1.58%	0.00%	0.00%	6.25%	0.00%
Between 0.0% and 0.25%	32.94%	22.22%	22.95%	28.12%	34.37%
Between -0.25% and 0.0%	61.51%	77.78%	77.05%	53.13%	62.50%
Between -0.25% and -0.5%	2.78%	0.00%	0.00%	7.81%	3.13%
Greater than -0.5%	0.40%	0.00%	0.00%	1.56%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

122

PowerShares Dynamic Mid Cap Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.19%	1.59%	0.00%	3.13%	1.56%
Between 0.25% and 0.5%	4.37%	0.00%	0.00%	9.38%	6.25%
Between 0.0% and 0.25%	32.93%	34.92%	27.87%	29.68%	37.50%
Between -0.25% and 0.0%	58.73%	63.49%	70.49%	50.00%	53.13%
Between -0.25% and -0.5%	2.38%	0.00%	1.64%	7.81%	0.00%
Greater than -0.5%	0.40%	0.00%	0.00%	0.00%	1.56%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Mid Cap Value Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	2.38%	0.00%	0.00%	7.81%	1.56%
Between 0.25% and 0.5%	4.36%	1.59%	0.00%	12.50%	4.69%
Between 0.0% and 0.25%	29.36%	15.87%	26.23%	28.12%	32.81%
Between -0.25% and 0.0%	57.94%	73.02%	70.49%	40.63%	54.69%
Between -0.25% and -0.5%	4.37%	6.35%	3.28%	6.25%	4.69%
Greater than -0.5%	1.59%	3.17%	0.00%	4.69%	1.56%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

123

PowerShares Dynamic Small Cap Growth Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	3.17%	0.00%	0.00%	7.81%	4.69%
Between 0.25% and 0.5%	5.95%	3.17%	4.92%	12.50%	3.13%
Between 0.0% and 0.25%	34.53%	25.40%	29.50%	31.25%	37.49%
Between -0.25% and 0.0%	47.62%	65.08%	55.74%	31.25%	53.13%
Between -0.25% and -0.5%	7.94%	4.76%	9.84%	14.06%	1.56%
Greater than -0.5%	0.79%	1.59%	0.00%	3.13%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Small Cap Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	2.38%	0.00%	0.00%	6.25%	3.13%
Between 0.25% and 0.5%	7.14%	3.17%	4.92%	15.63%	3.13%
Between 0.0% and 0.25%	37.70%	26.99%	40.98%	26.56%	35.93%
Between -0.25% and 0.0%	44.05%	58.73%	42.62%	37.50%	54.69%
Between -0.25% and -0.5%	6.75%	11.11%	9.84%	7.81%	3.12%
Greater than -0.5%	1.98%	0.00%	1.64%	6.25%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

124

PowerShares Dynamic Small Cap Value Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	2.78%	0.00%	0.00%	4.69%	6.25%
Between 0.25% and 0.5%	5.56%	3.17%	3.28%	15.63%	1.56%
Between 0.0% and 0.25%	38.89%	34.93%	29.51%	31.24%	45.31%
Between -0.25% and 0.0%	41.27%	50.79%	50.82%	32.81%	40.63%
Between -0.25% and -0.5%	9.52%	11.11%	13.11%	12.50%	4.69%
Greater than -0.5%	1.98%	0.00%	3.28%	3.13%	1.56%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares FTSE NASDAQ Small Cap Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.98%	1.59%	0.00%	4.69%	1.56%
Between 0.25% and 0.5%	4.37%	3.17%	6.56%	7.81%	1.56%
Between 0.0% and 0.25%	41.27%	30.16%	44.26%	37.49%	40.63%
Between -0.25% and 0.0%	46.43%	55.56%	42.62%	40.63%	54.69%
Between -0.25% and -0.5%	5.95%	9.52%	6.56%	9.38%	1.56%
Greater than -0.5%	0.00%	0.00%	0.00%	0.00%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

125

PowerShares Zacks Micro Cap Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	2.78%	0.00%	4.92%	1.56%	4.69%
Between 0.25% and 0.5%	11.90%	3.16%	21.31%	18.75%	4.69%
Between 0.0% and 0.25%	28.98%	14.29%	27.87%	21.88%	35.94%
Between -0.25% and 0.0%	44.44%	66.67%	37.70%	40.62%	45.31%
Between -0.25% and -0.5%	9.52%	14.29%	8.20%	10.94%	7.81%
Greater than -0.5%	2.38%	1.59%	0.00%	6.25%	1.56%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Zacks Small Cap Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.98%	0.00%	0.00%	3.13%	4.69%
Between 0.25% and 0.5%	4.76%	3.17%	1.64%	10.94%	4.69%
Between 0.0% and 0.25%	38.49%	26.99%	42.62%	32.80%	40.62%
Between -0.25% and 0.0%	46.83%	60.32%	47.54%	39.06%	50.00%
Between -0.25% and -0.5%	6.35%	9.52%	6.56%	9.38%	0.00%
Greater than -0.5%	1.59%	0.00%	1.64%	4.69%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

126

Total Return Information

The table below presents information about the total return of each Underlying Index or Underlying Intellidex, as applicable, in comparison to the total return of the Funds. The information presented for the Funds is for the fiscal year ended April 30, 2009.

"Average annual total returns" represent the average annual change in value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated. A Fund's per Share NAV is the value of one Share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of a Fund, and the market return is based on the market price per Share of a Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which a Fund is listed for trading, as of the time that a Fund's NAV is calculated. Since a Fund's Shares typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of a Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Funds, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Funds. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Shares of a Fund. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Funds' past performance is no guarantee of future results.

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
PowerShares Dynamic Large Cap Growth Portfolio (At NAV)	-35.93%	-12.01%	-6.65%	-24.89%
PowerShares Dynamic Large Cap Growth Portfolio (At Market)	-35.93%	-11.99%	-6.69%	-25.04%
Dynamic Large Cap Growth IntellidexSM Index	-35.59%	-11.46%	-6.05%	-22.86%
S&P Citigroup Large Cap Growth Index	-30.70%	-7.89%	-4.26%	-16.58%
Russell 1000® Growth Index	-31.57%	-8.49%	-3.82%	-14.99%
PowerShares Dynamic Large Cap Portfolio (At NAV)	-31.47%	N/A	-13.09%	-28.69%

127

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
PowerShares Dynamic Large Cap Portfolio (At Market)	-31.48%	N/A	-13.14%	-28.79%
Dynamic Large Cap IntellidexSM Index	-31.00%	N/A	-12.48%	-27.49%
S&P 100® Index	-34.73%	N/A	-15.59%	-33.58%
S&P 500® Index	-35.29%	N/A	-15.94%	-34.26%
Russell Top 200® Index	-35.00%	N/A	-15.60%	-33.63%
PowerShares Dynamic Large Cap Value Portfolio (At NAV)	-28.30%	-6.21%	-0.66%	-2.72%
PowerShares Dynamic Large Cap Value Portfolio (At Market)	-28.21%	-6.19%	-0.68%	-2.79%
Dynamic Large Cap Value IntellidexSM Index	-27.79%	-5.59%	0.02%	0.06%
S&P Citigroup Large Cap Value Index	-40.06%	-13.78%	-6.88%	-25.69%
Russell 1000® Value Index	-39.21%	-13.21%	-6.70%	-25.08%
PowerShares Dynamic Mid Cap Growth Portfolio (At NAV)	-37.78%	-9.44%	-1.74%	-7.03%
PowerShares Dynamic Mid Cap Growth Portfolio (At Market)	-37.86%	-9.49%	-1.80%	-7.29%
Dynamic Mid Cap Growth IntellidexSM Index	-37.36%	-8.88%	-1.06%	-4.33%
S&P Citigroup Mid Cap Growth Index	-31.32%	-8.79%	-2.23%	-8.96%
Russell Midcap® Growth Index	-35.66%	-11.16%	-3.79%	-14.89%
PowerShares Dynamic Mid Cap Portfolio (At NAV)	-35.57%	N/A	-16.13%	-34.56%
PowerShares Dynamic Mid Cap Portfolio (At Market)	-35.63%	N/A	-16.14%	-34.58%
Dynamic Mid Cap IntellidexSM Index	-35.26%	N/A	-15.62%	-33.60%
S&P Mid Cap 400® Index	-31.84%	N/A	-12.76%	-28.10%
Russell Midcap® Index	-36.03%	N/A	-16.38%	-35.09%
PowerShares Dynamic Mid Cap Value Portfolio (At NAV)	-32.71%	-12.16%	-5.63%	-21.41%
PowerShares Dynamic Mid Cap Value Portfolio (At Market)	-32.89%	-12.24%	-5.72%	-21.73%
Dynamic Mid Cap Value IntellidexSM Index	-32.43%	-11.64%	-4.96%	-19.07%
S&P Citigroup Mid Cap Value Index	-32.44%	-11.22%	-3.38%	-13.35%

128

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
Russell Midcap® Value Index	-36.76%	-12.56%	-4.95%	-19.05%
PowerShares Dynamic Small Cap Growth Portfolio (At NAV)	-33.23%	-17.25%	-8.40%	-30.58%
PowerShares Dynamic Small Cap Growth Portfolio (At Market)	-33.25%	-17.29%	-8.47%	-30.78%
Dynamic Small Cap Growth IntellidexSM Index	-32.60%	-16.77%	-7.90%	-28.99%
S&P Citigroup Small Cap Growth Index	-30.97%	-11.26%	-4.23%	-16.49%
Russell 2000® Growth Index	-30.36%	-12.10%	-4.29%	-16.69%
PowerShares Dynamic Small Cap Portfolio (At NAV)	-35.34%	N/A	-18.77%	-39.42%
PowerShares Dynamic Small Cap Portfolio (At Market)	-35.41%	N/A	-18.83%	-39.54%
Dynamic Small Cap IntellidexSM Index	-34.79%	N/A	-18.09%	-38.20%
S&P Small Cap 600® Index	-30.05%	N/A	-15.21%	-32.89%
Russell 2000® Index	-30.74%	N/A	-16.75%	-35.79%
PowerShares Dynamic Small Cap Value Portfolio (At NAV)	-33.69%	-13.74%	-7.29%	-27.00%
PowerShares Dynamic Small Cap Value Portfolio (At Market)	-33.78%	-13.78%	-7.36%	-27.24%
Dynamic Small Cap Value IntellidexSM Index	-33.26%	-13.17%	-6.64%	-24.87%
S&P Citigroup Small Cap Value Index	-29.46%	-12.54%	-4.73%	-18.28%
Russell 2000® Value Index	-31.37%	-13.47%	-5.57%	-21.26%
PowerShares FTSE NASDAQ Small Cap Portfolio (At NAV)	-33.53%	N/A	-31.95%	-33.86%
PowerShares FTSE NASDAQ Small Cap Portfolio (At Market)	-33.58%	N/A	-32.10%	-34.02%
FTSE NASDAQ Small Cap Index	-34.31%	N/A	-32.75%	-34.69%
S&P Small Cap 600® Index	-30.05%	N/A	-25.44%	-27.25%
Russell 2000® Index	-30.74%	N/A	-26.01%	-27.84%
PowerShares Zacks Micro Cap Portfolio (At NAV)	-39.70%	-22.01%	-14.48%	-43.93%
PowerShares Zacks Micro Cap Portfolio (At Market)	-39.66%	-22.01%	-14.51%	-44.01%
Zacks Micro Cap Index	-40.42%	-22.49%	-14.92%	-44.99%
Russell Microcap® Index	-33.79%	-17.60%	-11.24%	-35.42%

129

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
S&P 500® Index	-35.29%	-10.76%	-6.80%	-22.76%
Dow Jones Micro Cap Index	-30.23%	-13.95%	-8.04%	-26.45%
PowerShares Zacks Small Cap Portfolio (At NAV)	-37.56%	-18.12%	-15.74%	-42.19%
PowerShares Zacks Small Cap Portfolio (At Market)	-37.84%	-18.26%	-15.90%	-42.53%
Zacks Small Cap IndexTM	-37.75%	-18.30%	-15.91%	-42.57%
Russell 2000® Index	-30.74%	-12.72%	-10.77%	-30.29%
S&P Small Cap 600® Index	-30.05%	-11.85%	-9.92%	-28.16%

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in

130

respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. The Trust, however, has received from the SEC an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchanges is satisfied by the fact that the prospectus is available at the Exchanges upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

131

For More Information

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Funds' SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal period. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:  Invesco Aim Distributors, Inc. at 1-800-337-4246
Monday through Friday
8:00 to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust
c/o Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21265.

132

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

PowerShares Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-PS-PRO-5

PowerShares Exchange-Traded Fund Trust

PowerShares Dynamic Banking Portfolio – PJB

PowerShares Dynamic Biotechnology & Genome Portfolio – PBE

PowerShares Dynamic Building & Construction Portfolio – PKB

PowerShares Dynamic Energy Exploration & Production Portfolio – PXE

PowerShares Dynamic Food & Beverage Portfolio – PBJ

PowerShares Dynamic Healthcare Services Portfolio – PTJ

PowerShares Dynamic Insurance Portfolio – PIC

PowerShares Dynamic Leisure and Entertainment Portfolio – PEJ

PowerShares Dynamic Media Portfolio – PBS

PowerShares Dynamic Networking Portfolio – PXQ

PowerShares Dynamic Oil & Gas Services Portfolio – PXJ

PowerShares Dynamic Pharmaceuticals Portfolio – PJP

PowerShares Dynamic Retail Portfolio – PMR

PowerShares Dynamic Semiconductors Portfolio – PSI

PowerShares Dynamic Software Portfolio – PSJ

PowerShares Exchange-Traded Fund Trust (the "Trust") is a registered investment company consisting of 62 separate exchange-traded index funds. Additional funds may be offered in the future. This Prospectus relates to the 15 funds of the Trust listed on the front cover (each a "Fund" and, together, the "Funds").

The shares (the "Shares") of the Funds are listed on NYSE Arca, Inc. ("NYSE Arca"). Market prices for Shares may be different from their net asset value ("NAV"). Each Fund issues and redeems Shares only in large blocks consisting of 50,000 Shares ("Creation Units"). Creation Units of each Fund are issued and redeemed principally in-kind for securities included in a specified index.

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus Dated August 31, 2009

NOT FEDERAL DEPOSIT INSURANCE
CORPORATION ("FDIC") INSURED. MAY LOSE VALUE.
NO BANK GUARANTEE.

4	Introduction – PowerShares Exchange-Traded Fund Trust

4	Who Should Invest in the Funds

4	Tax Advantaged Product Structure

5	PowerShares Dynamic Banking Portfolio

12	PowerShares Dynamic Biotechnology & Genome Portfolio

19	PowerShares Dynamic Building & Construction Portfolio

26	PowerShares Dynamic Energy Exploration & Production Portfolio

33	PowerShares Dynamic Food & Beverage Portfolio

40	PowerShares Dynamic Healthcare Services Portfolio

47	PowerShares Dynamic Insurance Portfolio

54	PowerShares Dynamic Leisure and Entertainment Portfolio

62	PowerShares Dynamic Media Portfolio

69	PowerShares Dynamic Networking Portfolio

76	PowerShares Dynamic Oil & Gas Services Portfolio

83	PowerShares Dynamic Pharmaceuticals Portfolio

91	PowerShares Dynamic Retail Portfolio

98	PowerShares Dynamic Semiconductors Portfolio

105	PowerShares Dynamic Software Portfolio

112	Additional Investment Strategies

112	Additional Risks

113	Portfolio Holdings

113	Management of the Funds

115	How to Buy and Sell Shares

116	Frequent Purchases and Redemptions of Fund Shares

117	Creations, Redemptions and Transaction Fees

119	Dividends, Distributions and Taxes

121	Distributor

121	Net Asset Value

121	Fund Service Providers

122	Financial Highlights

138	Intellidex Provider

139	Disclaimers

140	Premium/Discount Information

149	Total Return Information

153	Other Information

Introduction

PowerShares Exchange-Traded Fund Trust

The Trust is an investment company consisting of 62 separate exchange-traded "index funds." The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the price and yield of a specified market index. This Prospectus relates to the Funds listed on the cover page. Invesco PowerShares Capital Management LLC (the "Adviser") is the investment adviser for the Funds.

The Shares of the Funds are listed and traded on NYSE Arca. The market prices for the Shares may be different from their NAVs. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks, each called a "Creation Unit." Creation Units of the Funds are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, the Shares of the Funds are not redeemable securities of the Funds.

Who Should Invest in the Funds

The Funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in a specified index. The Funds may be suitable for long-term investment in the market represented in the relevant index and may also be used as an asset allocation tool or as a speculative trading instrument.

Tax Advantaged Product Structure

Unlike interests in conventional mutual funds, which are typically only bought and sold at closing NAVs, the Funds' Shares are traded throughout the day on a national securities exchange. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These in-kind arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet Fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

Certain Funds may recognize gains as a result of rebalancing their securities holdings to reflect changes in the securities included in such Fund's underlying index. Certain Funds may be required to distribute any such gains to their shareholders to avoid adverse federal income tax consequences. For further discussion of the distribution requirements that apply to such Funds, see "Taxes" in the Funds' Statement of Additional Information ("SAI"). For information concerning the tax consequences of distributions, see "Dividends, Distributions and Taxes" in this Prospectus.

The Funds may invest in derivatives, the use of which will generally result in the realization of short-term capital gains that will be taxable as ordinary income when distributed to investors.

PowerShares
Dynamic Banking
Portfolio

Ticker: PJB Intraday NAV Ticker: PJB.IV	CUSIP: 73935X336 Underlying Index: Dynamic Banking IntellidexSM Index (Ticker: DHD)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Banking IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of banking companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. banking companies. These companies include money center banks, regional banks or thrifts that are principally engaged in providing a range of consumer and commercial products and services including depository and cash management services; consumer and commercial loans; residential and commercial real estate loans; as well as other related banking services. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $244.6 million and $133.8 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain securities in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The

Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Banking Intellidex or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Banking stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange ("NYSE"), NYSE Amex and The NASDAQ Stock Market LLC ("NASDAQ") and are ranked for capital appreciation potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies in the Underlying Intellidex is defined by NYSE Arca using research provided by Revere Data, LLC to help NYSE Arca identify those companies that have significant operations in the industry group (the "Banking Industry Group Universe").

(3) Stocks within the Banking Industry Group Universe are further divided into two market capitalization groupings, larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Banking Industry Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Banking Industry Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Banking Industry Group Universe is predetermined and is as follows:

a. The Underlying Intellidex includes 30 stocks that are selected from the Banking Industry Group Universe based on their Model Score as follows:

i. Eight of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks selected are the components with the best Model Score in the Sub-Group.

ii. 22 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks selected are the components with the best Model Score in that Sub-Group.

b. In the event that the Banking Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the 30 component stocks with the best Model Score in the Banking Industry Group Universe are selected, and the weighting for the 30 selected stocks is determined as follows:

i. The eight largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii. The other 22 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the stocks in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Portfolio Turnover

The Financial Highlights Table for the Fund at the end of this Prospectus shows the Fund's portfolio turnover rates during recent periods. Based on the reconstitutions of the Underlying Intellidex, there may be a large degree of portfolio turnover as the Fund replicates the Underlying Intellidex. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

Banking Industry Concentration Risk

The Fund may be susceptible to adverse economic or regulatory occurrences affecting the banking industry. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that industry; and banks have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the banking industry is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in the banking industry, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain banking institutions to incur large losses. Certain banking institutions have experienced declines in the valuation of their assets and even ceased operations.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was (28.90)%.

Best Quarter	Worst Quarter
24.41% (3rd Quarter 2008)	(19.75)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Banking Portfolio (return before taxes)	(12.65)%	(15.84)%
PowerShares Dynamic Banking Portfolio (return after taxes on distributions)	(13.57)%	(16.60)%
PowerShares Dynamic Banking Portfolio (return after taxes on distributions and sale of Fund Shares)	(8.19)%	(13.61)%
S&P SuperComposite Commercial Banks Index (reflects no deduction for fees, expenses or taxes)	(34.29)%	(24.85)%
Dow Jones US Total Markets Bank Index (reflects no deduction for fees, expenses or taxes)	(47.85)%	(34.20)%
Dow Jones Regional Banks Index (reflects no deduction for fees, expenses or taxes)	(33.69)%	(57.69)%
KBW Banking Index (reflects no deduction for fees, expenses or taxes)	(47.55)%	(48.57)%
Dynamic Banking IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(11.49)%	(14.88)%

*  The Fund commenced operations on October 12, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P SuperComposite Commercial Banks Index, Dow Jones US Total Markets Bank Index, Dow Jones Regional Banks Index and KBW Banking Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 77, 50, 50 and 24 common stocks, respectively. The S&P SuperComposite Commercial Banks Index and the Dow Jones US Total Markets Bank Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.22%
Total Gross Annual Fund Operating Expenses	0.72%
Fee Waivers and Expense Assumption(3)	0.07%
Total Net Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$223	$394	$888

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $17,603, $56,794, $99,412 and $222,978 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation ("NSCC") or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

PowerShares
Dynamic Biotechnology & Genome Portfolio

Ticker: PBE Intraday NAV Ticker: BJD	CUSIP: 73935X856 Underlying Index: Dynamic Biotechnology & Genome IntellidexSM Index (Ticker: DZO)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Biotechnology & Genome IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of biotechnology companies and genome companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. biotechnology and genome companies. These are companies that are principally engaged in the research, development, manufacture and marketing and distribution of various biotechnological products, services and processes and companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research. These companies may include, for example, companies involved in the research, development or production of pharmaceuticals, including veterinary drugs. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $222.0 million and $53.7 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase securities not in the Underlying

Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Biotechnology and genome stocks are selected from the 3,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) Within the biotechnology and genome industry, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their size sub-groups. The number of stocks selected is predetermined and is as follows:

a. The Underlying Intellidex includes 30 stocks and is divided as follows:

i. Ten of the top-ranked relatively larger stocks are selected and collectively receive 50% of the total index weight (each larger stock receives on average 5.0%). The ten component stocks selected are the components with the best Model Score in the sub-group, except that any component stock which is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the twelfth ranked stock in the sub-group.

ii. 20 of the top-ranked relatively smaller stocks are selected and collectively receive 50% of the total index weight (each smaller stock receives on average 2.5%). The 20 component stocks selected are the components with the best Model Score in that sub-group, except that any component stock that is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the 24th ranked stock in the sub-group.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Biotechnology/Genome Industry Concentration Risk

The biotechnology and genome industry can be significantly affected by patent considerations, including the termination of patent protections for their products, intense competition, both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology and genome industry is an emerging growth industry, and therefore biotechnology and genome companies may be thinly capitalized and more volatile than companies with greater capitalizations. Biotechnology and genome companies can have persistent losses during a new product's transition from development to production and revenue patterns can be erratic. In addition, biotechnology and genome companies must contend with high development costs which may be exacerbated by the inability to raise prices to cover costs because of managed care pressure, government regulation or price controls. Moreover, stock prices of biotechnology and genome companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Companies involved in this industry may also be subject to extensive government regulations by the Food and Drug Administration ("FDA"), the Environmental Protection Agency and the United States Department of Agriculture. This regulation may significantly affect and limit biotechnology research, product development and approval of products.

Pharmaceuticals Industry Risk

To the extent the Underlying Index includes securities of issuers in the pharmaceuticals industry, the Fund will invest in companies in such industry. Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Companies in the pharmaceutical industry may be subject to extensive litigation based on product liability and similar claims.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 1.60%.

Best Quarter	Worst Quarter
5.80% (4th Quarter 2006)	(23.47)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Biotechnology & Genome Portfolio (return before taxes)	(26.42)%	(1.88)%
PowerShares Dynamic Biotechnology & Genome Portfolio (return after taxes on distributions)	(26.42)%	(1.88)%
PowerShares Dynamic Biotechnology & Genome Portfolio (return after taxes on distributions and sale of Fund Shares)	(17.17)%	(1.59)%
S&P SuperComposite Biotech Index (reflects no deduction for fees, expenses or taxes)	10.57%	8.36%
Dynamic Biotechnology & Genome IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(25.68)%	(1.80)%

*  The Fund commenced operations on June 23, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P SuperComposite Biotech Index is an unmanaged index used as a measurement of change in stock market conditions based on average performance of 14 common stocks.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.12%
Total Gross Annual Fund Operating Expenses	0.62%
Amounts Recaptured by the Adviser(3)	0.01%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$200	$347	$775

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $30,929, $53,016 and $117,276 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

PowerShares
Dynamic Building & Construction Portfolio

Ticker: PKB Intraday NAV Ticker: HKB	CUSIP: 73935X666 Underlying Index: Dynamic Building & Construction IntellidexSM Index (Ticker: DWC)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Building & Construction IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of building and construction companies. In pursuit of its investment objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. building and construction companies. These are companies that are primarily engaged in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large-scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports. These companies may also include manufacturers of building materials for home improvement and general construction projects and specialized machinery used for building and construction; companies which provide installation/maintenance/repair work; and land developers. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $201.4 million and $40.2 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Building and construction stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies in the Underlying Intellidex is defined by NYSE Arca using research provided by Revere Data, LLC to help NYSE Arca identify those companies that have significant operations in that industry group (the "Building & Construction Industry Group Universe").

(3) Stocks within the Building & Construction Industry Group Universe are further divided into two market capitalization groupings: larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Building & Construction Industry Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Building & Construction Industry Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Building & Construction Industry Group Universe is predetermined and is as follows:

a. The Underlying Intellidex includes 30 stocks that are selected from the Building & Construction Industry Group Universe based on their Model Score as follows:

i. Eight of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks selected are the components with the best Model Score in the Sub-Group.

ii. 22 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks selected are the components with the best Model Score in that Sub-Group.

b. In the event that the Building & Construction Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the 30 component stocks with the best Model Score in the Building & Construction Industry Group Universe are selected, and the weighting for the 30 selected stocks is determined as follows:

i. The eight largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii. The other 22 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Building and Construction Industry Concentration Risk

Companies in the building and construction industry are affected by supply and demand both for their specific products or services and for industrial sector products in general. The building and construction industry may also be significantly affected by changes in government spending, zoning laws, economic conditions, interest rates, taxation, real estate values and overbuilding. The products of companies that operate in the building and construction industry may face obsolescence due to rapid technological developments and frequent new product introduction. In addition, government regulation, world events and economic conditions affect the performance of companies in these industries. Companies in this industry are also at risk for environmental damage and product liability claims. In addition, certain segments of the building and construction industry may be significantly affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was (6.90)%.

Best Quarter	Worst Quarter
14.71% (2nd Quarter 2007)	(17.72)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Building & Construction Portfolio (return before taxes)	(35.39)%	(7.80)%
PowerShares Dynamic Building & Construction Portfolio (return after taxes on distributions)	(35.42)%	(7.83)%
PowerShares Dynamic Building & Construction Portfolio (return after taxes on distributions and sale of Fund Shares)	(23.00)%	(6.55)%
S&P SuperComposite Construction & Engineering Index (reflects no deduction for fees, expenses or taxes)	(41.07)%	8.92%
S&P SuperComposite Homebuilders Index (reflects no deduction for fees, expenses or taxes)	(30.83)%	(33.93)%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(6.26)%
Dynamic Building & Construction IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(34.88)%	(6.91)%

*  The Fund commenced operations on October 26, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P SuperComposite Construction & Engineering Index, S&P SuperComposite Homebuilders Index and Russell 3000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of nine, 13, and 2,918 common stocks, respectively. The S&P SuperComposite Construction & Engineering Index and the S&P SuperComposite Homebuilders Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.56%
Total Gross Annual Fund Operating Expenses	1.06%
Fee Waivers and Expense Assumption(3)	0.43%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$294	$543	$1,255

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was born by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $45,167, $82,450 and $189,296 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

PowerShares Dynamic Energy Exploration & Production Portfolio

Ticker: PXE Intraday NAV Ticker: HKC	CUSIP: 73935X658 Underlying Index: Dynamic Energy Exploration & Production IntellidexSM Index (Ticker: DWE)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Energy Exploration & Production IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of companies engaged in energy exploration and production. In pursuit of its investment objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. companies involved in the exploration and production of natural resources used to produce energy. These are companies that are principally engaged in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells. These companies include petroleum refineries which process the crude oil into finished products, such as gasoline and automotive lubricants and companies involved in gathering and processing of natural gas, and manufacturing natural gas liquid. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $246.4 million and $335.9 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Energy exploration and production stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies in the Underlying is defined by NYSE Arca using research provided by Revere Data, LLC to help the NYSE Arca identify those companies that have significant operations in that industry group (the "Energy Exploration & Production Industry Group Universe").

(3) Stocks within the Energy Exploration & Production Industry Group Universe are further divided into two market capitalization groupings: larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Energy Exploration & Production Industry Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Energy Exploration & Production Industry Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Energy Exploration & Production Industry Group Universe is predetermined and is as follows:

a. The Underlying Intellidex includes 30 stocks that are selected from the Energy Exploration & Production Industry Group Universe based on their Model Score as follows:

i. Eight of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks selected are the components with the best Model Score in the Sub-Group.

ii. 22 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks selected are the components with the best Model Score in that Sub-Group.

b. In the event that the Energy Exploration & Production Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the 30 component stocks with the best Model Score in the Energy Exploration & Production Industry Group Universe are selected, and the weighting for the 30 selected stocks is determined as follows:

i. The eight largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii. The other 22 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Energy Exploration & Production Intellidex.

Energy Exploration and Production Industry Concentration Risk

Companies in the energy exploration and production industry are subject to extensive government regulation which may increase the cost of business and limit these companies' earnings. In addition, these companies are at risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Companies in this industry could be adversely affected by levels and volatility of global energy prices, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments and labor relations.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was (0.99)%.

Best Quarter	Worst Quarter
29.80% (2nd Quarter 2008)	(33.65)% (3rd Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Energy Exploration & Production Portfolio (return before taxes)	(44.97)%	(4.05)%
PowerShares Dynamic Energy Exploration & Production Portfolio (return after taxes on distributions)	(45.05)%	(4.17)%
PowerShares Dynamic Energy Exploration & Production Portfolio (return after taxes on distributions and sale of Fund Shares)	(29.21)%	(3.47)%
S&P SuperComposite Oil & Gas Exploration & Production Index (reflects no deduction for fees, expenses or taxes)	(37.33)%	(0.33)%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(6.26)%
Dynamic Energy Exploration & Production IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(44.58)%	(3.52)%

*  The Fund commenced operations on October 26, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P SuperComposite Oil & Gas Exploration & Production Index and Russell 3000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of 24 and 2,918 common stocks, respectively. The S&P SuperComposite Oil & Gas Exploration & Production Index will be used for comparative purposes going forward as this represents a more appropriate market index for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.19%
Total Gross Annual Fund Operating Expenses	0.69%
Fee Waivers and Expense Assumption(3)	0.06%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$215	$378	$853

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $33,202, $57,733 and $128,932 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

PowerShares
Dynamic Food & Beverage Portfolio

Ticker: PBJ Intraday NAV Ticker: FJW IntellidexSM Index (Ticker: DZF)	CUSIP: 73935X849 Underlying Index: Dynamic Food & Beverage

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Food & Beverage IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of food and beverage companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. food and beverage companies. These are companies that are principally engaged in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies. These companies may include, for example, companies that sell products and services, such as meat and poultry processing and wholesale and retail distribution, and warehousing of food and food-related products, including restaurants, grocery stores, brewers, distillers and vintners; companies that manufacture and distribute products including soft drinks, packaged food products (such as cereals, pet foods, and frozen foods), health food and dietary products. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $505.2 million and $63.4 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex, in anticipation of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Food and beverage stocks are selected from the 3,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) Within the food and beverage industry, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their size sub-groups. The number of stocks selected is predetermined and is as follows:

a. The Underlying Intellidex includes 30 stocks and is divided as follows:

i. Ten of the top-ranked relatively larger stocks are selected and collectively receive 50% of the total index weight (each larger stock receives on average 5.0%). The ten component stocks selected are the components with the best Model Score in the sub-group, except that any component stock which is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the twelfth-ranked stock in the sub-group.

ii. 20 of the top-ranked relatively smaller stocks are selected and collectively receive 50% of the total index weight (each smaller stock receives on average 2.5%). The 20 component stocks selected are the components with the best Model Score in that sub-group, except that any component stock that is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the 24th ranked stock in the sub-group.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Food and Beverage Industry Concentration Risk

The food and beverage industry is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, adverse changes in general economic conditions, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, risks of product tampering and the availability and expense of liability insurance. Product recalls are sometimes required in the food and beverage industry to withdraw contaminated or mislabeled products from the market.

In addition, there are risks pertaining to raw materials and the suppliers of such raw materials that include changing market prices. The prices for raw materials fluctuate in response to a number of factors, including, but not limited to, changes in the U.S. Government farm support programs, changes in international agricultural and trading policies, weather and other conditions during the growing and harvesting seasons.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 0.35%.

Best Quarter	Worst Quarter
6.98% (4th Quarter 2006)	(13.67)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Food & Beverage Portfolio (return before taxes)	(21.77)%	(1.93)%
PowerShares Dynamic Food & Beverage Portfolio (return after taxes on distributions)	(22.21)%	(2.52)%
PowerShares Dynamic Food & Beverage Portfolio (return after taxes on distributions and sale of Fund Shares)	(14.12)%	(1.93)%
S&P SuperComposite Food Beverage & Tobacco Index (reflects no deduction for fees, expenses or taxes)	(17.63)%	5.37%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(5.73)%
Dynamic Food & Beverage IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(21.31)%	(1.33)%

*  The Fund commenced operations on June 23, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P SuperComposite Food Beverage & Tobacco Index and Russell 3000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of 42 and 2,918 common stocks, respectively. The S&P SuperComposite Food Beverage & Tobacco Index will be used for comparative purposes going forward as this represents a more appropriate market index for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.21%
Total Gross Annual Fund Operating Expenses	0.71%
Fee Waivers and Expense Assumption(3)	0.08%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$219	$387	$875

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $33,851, $59,079 and $132,249 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

PowerShares
Dynamic Healthcare Services Portfolio

Ticker: PTJ Intraday NAV Ticker: PJT.IV	CUSIP: 73935X328 Underlying Index: Dynamic Healthcare Services IntellidexSM Index (Ticker: DHC)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Healthcare Services IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of healthcare services companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. healthcare services companies. These are companies that are principally engaged in the delivery, support or financing of healthcare. These companies may include operators of health plans; providers of patient care; distributors of a wide variety of healthcare-related products, equipment and supplies; and providers of non-medical support services. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $292.9 million and $29.5 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Healthcare services stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for capital appreciation potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies in the Healthcare Services Intellidex is defined by NYSE Arca using research provided by Revere Data, LLC to help NYSE Arca identify those companies that have significant operations in that industry group (the "Healthcare Services Industry Group Universe").

(3) Stocks within the Healthcare Services Industry Group Universe are further divided into two market capitalization groupings, larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Healthcare Services Industry Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Healthcare Services Industry Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Healthcare Services Industry Group Universe is predetermined and is as follows:

a. The Underlying Intellidex includes 30 stocks that are selected from the Healthcare Services Industry Group Universe based on their Model Score as follows:

i. Eight of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks selected are the components with the best Model Score in the Sub-Group.

ii. 22 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks selected are the components with the best Model Score in that Sub-Group.

b. In the event that the Healthcare Services Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the 30 component stocks with the best Model Score in the Healthcare Services Industry Group Universe are selected, and the weighting for the 30 selected stocks is determined as follows:

i. The eight largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii. The other 22 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Healthcare Services Intellidex.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Healthcare Services Industry Concentration Risk

The profitability of companies in the healthcare services industry may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare services industry are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare services companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare services industry are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare services companies are also subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare services companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare services industry may be thinly capitalized and therefore may be susceptible to product obsolescence.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was (1.54)%.

Best Quarter	Worst Quarter
6.44% (1st Quarter 2007)	(24.60)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Healthcare Services Portfolio (return before taxes)	(43.08)%	(16.15)%
PowerShares Dynamic Healthcare Services Portfolio (return after taxes on distributions)	(43.08)%	(16.15)%
PowerShares Dynamic Healthcare Services Portfolio (return after taxes on distributions and sale of Fund Shares)	(28.00)%	(13.49)%
S&P SuperComposite Health Care Providers and Services Index (reflects no deduction for fees, expenses or taxes)	(43.10)%	(16.06)%
Dow Jones Healthcare Providers Index (reflects no deduction for fees, expenses or taxes)	(45.73)%	(16.67)%
Dow Jones US Healthcare Index (reflects no deduction for fees, expenses or taxes)	(24.28)%	(8.65)%
Dynamic Healthcare Services IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(42.62)%	(15.48)%

*  The Fund commenced operations on October 12, 2006.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P SuperComposite Health Care Providers and Services Index, Dow Jones Healthcare Providers Index and Dow Jones US Healthcare Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 26, 35 and 50 common stocks, respectively. The S&P SuperComposite Health Care Providers and Services Index and the Dow Jones Healthcare Providers Index will be used for comparative purposes going forward as these represent the most appropriate market indices for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.60%
Total Gross Annual Fund Operating Expenses	1.10%
Fee Waivers and Expense Assumption(3)	0.45%
Total Net Annual Fund Operating Expenses	0.65%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$305	$563	$1,300

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $17,603, $77,256, $141,652 and $325,946 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

PowerShares
Dynamic Insurance Portfolio

Ticker: PIC Intraday NAV Ticker: HKI	CUSIP: 73935X641 Underlying Index: Dynamic Insurance IntellidexSM Index (Ticker: DWJ)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Insurance IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of insurance companies. In pursuit of its investment objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. insurance companies. These are companies that are principally engaged in underwriting or distributing and reselling life, health and property/casualty insurance policies. The Insurance Intellidex may include companies that provide coverage for various types of property and casualty risks; guarantee payment to a beneficiary when an insured person ceases to generate income, typically at death or retirement; or protect against financial loss resulting from medical bills and/or the financial consequences of poor health. Insurance brokerage and reinsurance companies may also be included in the Underlying Intellidex. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $240.4 million and $23.2 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stock in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Insurance Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Insurance stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies in the Underlying Intellidex is defined by NYSE Arca using research provided by Revere Data, LLC to help NYSE Arca identify those companies that have significant operations in that industry group (the "Insurance Industry Group Universe").

(3) Stocks within the Insurance Industry Group Universe are further divided into two market capitalization groupings: larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Insurance Industry Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Insurance Industry Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups.

The number of stocks selected from the Insurance Industry Group Universe is predetermined and is as follows:

a. The Underlying Intellidex includes 30 stocks that are selected from the Insurance Industry Group Universe based on their Model Score as follows:

i. Eight of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks selected are the components with the best Model Score in the Sub-Group.

ii. 22 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks selected are the components with the best Model Score in that Sub-Group.

b. In the event that the Insurance Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the 30 component stocks with the best Model Score in the Insurance Industry Group Universe are selected, and the weighting for the 30 selected stocks is determined as follows:

i. The eight largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii. The other 22 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Insurance Industry Concentration Risk

Companies involved in the insurance industry can be significantly affected by many factors, including changes in interest rates, general economic conditions, the imposition of premium rate caps, competition and pressure to compete globally, including price and marketing competition, and other changes in government regulation or tax law. In addition, different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was (18.75)%.

Best Quarter	Worst Quarter
6.31% (3rd Quarter 2008)	(8.53)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Insurance Portfolio (return before taxes)	(15.06)%	(0.97)%
PowerShares Dynamic Insurance Portfolio (return after taxes on distributions)	(15.32)%	(1.37)%
PowerShares Dynamic Insurance Portfolio (return after taxes on distributions and sale of Fund Shares)	(9.78)%	(1.03)%
S&P SuperComposite Insurance Index (reflects no deduction for fees, expenses or taxes)	(53.24)%	(19.59)%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(6.26)%
Dynamic Insurance IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(14.63)%	(0.47)%

*  The Fund commenced operations on October 26, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P SuperComposite Insurance Index and Russell 3000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of 55 and 2,918 common stocks, respectively. The S&P SuperComposite Insurance Index will be used for comparative purposes going forward as this represents a more appropriate market index for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.48%
Total Gross Annual Fund Operating Expenses	0.98%
Fee Waivers and Expense Assumption(3)	0.35%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$277	$508	$1,169

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $42,587, $77,137 and $176,421 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

PowerShares
Dynamic Leisure and Entertainment Portfolio

Ticker: PEJ Intraday NAV Ticker: DJB	CUSIP: 73935X757 Underlying Index: Dynamic Leisure and Entertainment IntellidexSM Index (Ticker: DZL)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Leisure and Entertainment IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of leisure companies and entertainment companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. leisure and entertainment companies. These are companies that are principally engaged in the design, production or distribution of goods or services in the leisure and entertainment industries. These companies may include, for example, companies that provide goods or services, including television and radio broadcast or manufacture (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; toys and games, including video and other electronic games; amusement and theme parks; travel and travel-related services; leisure apparel or footwear; and owners and operators of sports arenas and gaming casinos, hotels and motels. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $351.6 million and $63.4 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stock not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stock in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex, in anticipation of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Leisure and entertainment stocks are selected from the 3,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) Within the leisure and entertainment industry, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their size sub-groups. The number of stocks selected is predetermined and is as follows:

a. The Underlying Intellidex includes 30 stocks and is divided as follows:

i. Ten of the top-ranked relatively larger stocks are selected and collectively receive 50% of the total index weight (each larger stock receives on average 5.0%). The ten component stocks selected are the components with the best Model Score in the sub-group, except that any component stock which is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the 12th ranked stock in the sub-group.

ii. 20 of the top-ranked relatively smaller stocks are selected and collectively receive 50% of the total index weight (each smaller stock receives on average 2.5%). The 20 component stocks selected are the components with the best Model Score in that sub-group, except that any component stock that is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the 24th ranked stock in the sub-group.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Leisure and Entertainment Intellidex.

Leisure and Entertainment Industries Concentration Risk

Companies engaged in the design, production, or distribution of goods or services for the leisure and entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels and fast food and other restaurants) may become obsolete quickly. Additionally, the leisure and entertainment industries can be significantly affected by several factors, including the performance of the overall economy, changing consumer tastes, intense competition, technological developments and government regulation.

Retail Industry Risk

To the extent the Underlying Index includes securities of issuers in the retail industry, the Fund will invest in companies in such industry. The retail industry may be affected by the performance of the domestic and international economy, interest rates, competition and consumer confidence. The success of companies in the retail industry depends heavily on disposable household income and consumer spending, and changes in demographics and consumer preferences can affect the success of retail products. The success of retail products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand. In addition, the retail industry is subject to severe competition.

Media Industry Risk

To the extent the Underlying Index includes securities of issuers in the media industry, the Fund will invest in companies in such industry. Companies engaged in design, production or distribution of goods or services for the media industry (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures and photography) may become obsolete quickly. Media companies are subject to risks which include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, fierce competition in the industry and the potential for increased government regulation. Media company revenues are dependent in large part on advertising spending. A weakening general economy or a shift from online to other forms of advertising may lead to a reduction in discretionary spending on online advertising. Additionally, companies engaged in the media industry can be significantly affected by federal deregulation of cable and broadcasting, competitive pressures and government regulation.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 18.95%.

Best Quarter	Worst Quarter
9.04% (4th Quarter 2006)	(22.43)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Leisure and Entertainment Portfolio (return before taxes)	(39.96)%	(10.79)%
PowerShares Dynamic Leisure and Entertainment Portfolio (return after taxes on distributions)	(40.14)%	(11.22)%
PowerShares Dynamic Leisure and Entertainment Portfolio (return after taxes on distributions and sale of Fund Shares)	(25.95)%	(9.11)%
S&P SuperComposite Hotels, Restaurants & Leisure Index (reflects no deduction for fees, expenses or taxes)	(25.79)%	(1.80)%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(5.73)%
Dynamic Leisure and Entertainment IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(40.72)%	(10.69)%

*  The Fund commenced operations on June 23, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P SuperComposite Hotels, Restaurants & Leisure Index and Russell 3000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of 46 and 2,918 common stocks, respectively. The S&P SuperComposite Hotels, Restaurants and Leisure Index will be used for comparative purposes going forward as this represents a more appropriate market index for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	1.15%
Total Gross Annual Fund Operating Expenses	1.65%
Fee Waivers and Expense Assumption(3)	1.02%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$420	$801	$1,869

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $64,065, $121,112 and $281,314 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

PowerShares
Dynamic Media
Portfolio

Ticker: PBS Intraday NAV Ticker: MJK	CUSIP: 73935X823 Underlying Index: Dynamic Media IntellidexSM Index (Ticker: DZM)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Media IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of media companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. media companies. These are companies that are principally engaged in the development, production, sale and distribution of goods or services used in the media industry. These companies may include, for example, advertising, marketing and public relations companies; companies that own, operate, or broadcast free or pay television, radio or cable stations; theaters; film studios; publishers or sellers of newspapers, magazines, books or video products; printing, cable television and video companies and equipment providers; pay-per-view television companies; companies involved in emerging technologies for the broadcast and media industries; cellular communications companies; companies involved in the development, syndication, and transmission of television, movie programming, advertising and cellular communications; companies that distribute data-based information; and other companies involved in the ownership, operation, or development of media products or services. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $293.7 million and $133.1 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex, in anticipation of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Media stocks are selected from the 3,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for investment potential using a proprietary NYSE Arca Media Intellidex model.

(2) Within the media industry, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their size sub-groups. The number of stocks selected is predetermined and is as follows:

a. The Underlying Intellidex includes 30 stocks and is divided as follows:

i. Ten of the top-ranked relatively larger stocks are selected and collectively receive 50% of the total index weight (each larger stock receives on average 5.0%). The ten component stocks selected are the components with the best Model Score in the sub-group, except that any component stock which is currently included in the Media Intellidex is not removed unless its Model Score falls below that of the twelfth-ranked stock in the sub-group.

ii. 20 of the top-ranked relatively smaller stocks are selected and collectively receive 50% of the total index weight (each smaller stock receives on average 2.5%). The 20 component stocks selected are the components with the best Model Score in that sub-group, except that any component stock that is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the 24th ranked stock in the sub-group.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Media Industry Concentration Risk

Companies engaged in design, production or distribution of goods or services for the media industry (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures and photography) may become obsolete quickly. Media companies are subject to risks which include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, fierce competition in the industry and the potential for increased government regulation. Media company revenues are dependent in large part on advertising spending. A weakening general economy or a shift from online to other forms of advertising may lead to a reduction in discretionary spending on online advertising. Additionally, companies engaged in the media industry can be significantly affected by federal deregulation of cable and broadcasting, competitive pressures and government regulation.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 21.16%.

Best Quarter	Worst Quarter
12.54% (4th Quarter 2006)	(28.34)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Media Portfolio (return before taxes)	(49.14)%	(17.96)%
PowerShares Dynamic Media Portfolio (return after taxes on distributions)	(49.23)%	(18.18)%
PowerShares Dynamic Media Portfolio (return after taxes on distributions and sale of Fund Shares)	(31.90)%	(14.66)%
S&P SuperComposite Media Index (reflects no deduction for fees, expenses or taxes)	(37.70)%	(11.34)%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(5.73)%
Dynamic Media IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(49.88)%	(17.92)%

*  The Fund commenced operations on June 23, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P SuperComposite Media Index and Russell 3000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of 32 and 2,918 common stocks, respectively. The S&P SuperComposite Media Index will be used for comparative purposes going forward as this represents a more appropriate market index for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.72%
Total Gross Annual Fund Operating Expenses	1.22%
Fee Waivers and Expense Assumption(3)	0.59%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$329	$614	$1,425

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $50,313, $93,025 and $214,758 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

PowerShares
Dynamic Networking Portfolio

Ticker: PXQ Intraday NAV Ticker: EJR	CUSIP: 73935X815 Underlying Index: Dynamic Networking IntellidexSM Index (Ticker: DZN)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Networking IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of networking companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. networking companies. These are companies that are principally engaged in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions. These companies may include, for example, providers of telecommunications and networking equipment, data storage, systems software, internet hardware including servers, routers, switches and related equipment, systems for data encryption and security, internet services including hosting and commercial exchanges, fiber optics, satellites, cable equipment and other companies involved in supporting the flow of information. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $274.0 million and $107.5 billion. The Fund's 80% investment policy investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex, in anticipation of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Networking stocks are selected from the 3,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) Within the networking industry, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their size sub-groups. The number of stocks selected is predetermined and is as follows:

a. The Underlying Intellidex includes 30 stocks and is divided as follows:

i. Ten of the top-ranked relatively larger stocks are selected and collectively receive 50% of the total index weight (each larger stock receives on average 5.0%). The ten component stocks selected are the components with the best Model Score in the sub-group, except that any component stock which is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the 12th ranked stock in the sub-group.

ii. 20 of the top-ranked relatively smaller stocks are selected and collectively receive 50% of the total index weight (each smaller stock receives on average 2.5%). The 20 component stocks selected are the components with the best Model Score in that sub-group, except that any component stock that is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the 24th ranked stock in the sub-group.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Networking Industry Concentration Risk

The networking industry is rapidly evolving and can be significantly affected by corporate capital expenditure trends, competitive pressures such as the ability to attract and retain skilled employees and obsolescence due to rapid technological innovation or changing consumer preferences.

The market for these network products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of network companies depends in substantial part on the timely and successful introduction of new products or services. An unexpected change in one or more of the technologies affecting a company's products or in the market for products based on a particular technology could have a material adverse affect on the company's operating results. Furthermore, there can be no assurance that the network companies will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Many network companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by network companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology. The networking industry is characterized by the existence of a large number of patents and frequent claims and related litigation regarding patent, trade secret and other intellectual property rights.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 34.63%.

Best Quarter	Worst Quarter
15.19% (1st Quarter 2006)	(18.69)% (1st Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Networking Portfolio (return before taxes)	(38.32)%	(8.15)%
PowerShares Dynamic Networking Portfolio (return after taxes on distributions)	(38.32)%	(8.15)%
PowerShares Dynamic Networking Portfolio (return after taxes on distributions and sale of Fund Shares)	(24.91)%	(6.81)%
S&P SuperComposite Communications Equipment Index (reflects no deduction for fees, expenses or taxes)	(40.40)%	(7.29)%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(5.73)%
Dynamic Networking IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(37.87)%	(7.65)%

*  The Fund commenced operations on June 23, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P SuperComposite Communications Equipment Index and Russell 3000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of 35 and 2,918 common stocks, respectively. The S&P SuperComposite Communications Equipment Index will be used for comparative purposes going forward as this represents a more appropriate market index for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	1.42%
Total Gross Annual Fund Operating Expenses	1.92%
Fee Waivers and Expense Assumption(3)	1.29%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$478	$917	$2,138

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $72,639, $138,499 and $321,740 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

PowerShares
Dynamic Oil & Gas Services Portfolio

Ticker: PXJ Intraday NAV Ticker: HKM	CUSIP: 73935X625 Underlying Index: Dynamic Oil Services IntellidexSM Index (Ticker: DWO)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Oil Services IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of companies that assist in the production, processing and distribution of oil and gas. In pursuit of its investment objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. companies that assist in the production, processing and distribution of oil and gas. The Underlying Intellidex may include companies that are engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $494.9 million and $64.8 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Stocks of companies that provide support for oil and gas operations are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies in the Underlying Intellidex is defined by NYSE Arca using research provided by Revere Data, LLC to help NYSE Arca identify those companies that have significant operations in that industry group (the "Oil Services Industry Group Universe").

(3) Stocks within the Oil Services Industry Group Universe are further divided into two market capitalization groupings: larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Oil Services Industry Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Oil Services Industry Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Oil Services Industry Group Universe is predetermined and is as follows:

a. The Underlying Intellidex includes 30 stocks that are selected from the Oil Services Industry Group Universe based on their Model Score as follows:

i. Eight of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks selected are the components with the best Model Score in the Sub-Group.

ii. 22 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks selected are the components with the best Model Score in that Sub-Group.

b. In the event that the Oil Services Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the 30 component stocks with the best Model Score in the Oil Services Industry Group Universe are selected, and the weighting for the 30 selected stocks is determined as follows:

i. The eight largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii. The other 22 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Oil and Gas Services Industry Concentration Risk

The profitability of companies in the oil and gas services industry may be adversely affected by changes in worldwide energy prices, exploration and production spending. Companies in this industry are also affected by changes in government regulation, economic conditions, government regulation and world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). In addition, these companies are at risk for environmental damage claims. Companies in this industry could be adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations. Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 22.69%.

Best Quarter	Worst Quarter
27.29% (2nd Quarter 2008)	(48.66)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Oil & Gas Services Portfolio (return before taxes)	(59.58)%	(11.34)%
PowerShares Dynamic Oil & Gas Services Portfolio (return after taxes on distributions)	(59.64)%	(11.38)%
PowerShares Dynamic Oil & Gas Services Portfolio (return after taxes on distributions and sale of Fund Shares)	(38.73)%	(9.46)%
S&P SuperComposite Energy Equipment & Services Index (reflects no deduction for fees, expenses or taxes)	(58.83)%	(9.73)%
S&P SuperComposite Oil & Gas Equipment & Services Index (reflects no deduction for fees, expenses or taxes)	(60.23)%	(11.22)%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(6.26)%
Dynamic Oil Services IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(59.35)%	(11.00)%

*  The Fund commenced operations on October 26, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P SuperComposite Energy Equipment & Services Index, S&P SuperComposite Oil & Gas Equipment & Services Index and Russell 3000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of 25, 27 and 2,918 common stocks, respectively. The S&P SuperComposite Energy Equipment & Services Index will be used for comparative purposes going forward as this represents a more appropriate market index for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.11%
Total Gross Annual Fund Operating Expenses	0.61%
Amounts Recaptured by the Adviser(3)	0.01%
Total Net Annual Fund Operating Expenses	0.62%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$63	$196	$341	$763

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund Expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,504, $30,453, $52,192 and $115,462 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

PowerShares
Dynamic Pharmaceuticals Portfolio

Ticker: PJP Intraday NAV Ticker: AJT	CUSIP: 73935X799 Underlying Index: Dynamic Pharmaceuticals IntellidexSM Index (Ticker: DZR)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Pharmaceuticals IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of pharmaceutical companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. pharmaceuticals companies. These are companies that are principally engaged in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. These companies may include, for example, pharmaceutical companies and other companies involved in the research, development, manufacture, sale or distribution of drugs, including companies that facilitate the testing or regulatory approval of drugs. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $307.1 million and $156.7 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex, in anticipation of their removal from the Underlying Intellidex or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Pharmaceuticals stocks are selected from the 3,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) Within the pharmaceuticals industry, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their size sub-groups. The number of stocks selected is predetermined and is as follows:

a. The Underlying Intellidex includes 30 stocks and is divided as follows:

i. Ten of the top-ranked relatively larger stocks are selected and collectively receive 50% of the total index weight (each larger stock receives on average 5.0%). The ten component stocks selected are the components with the best Model Score in the sub-group, except that any component stock which is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the 12th ranked stock in the sub-group.

ii. 20 of the top-ranked relatively smaller stocks are selected and collectively receive 50% of the total index weight (each smaller stock receives on average 2.5%). The 20 component stocks selected are the components with the best Model Score in that sub-group, except that any component stock that is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the 24th ranked stock in the sub-group.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Pharmaceuticals Intellidex.

Pharmaceuticals Industry Concentration Risk

The pharmaceuticals industry can be significantly affected by government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Substantially all pharmaceutical products are subject to regulation by the FDA. The research, design, testing, manufacturing, labeling, marketing, distribution and advertising of pharmaceutical products are subject to extensive regulation by governmental authorities in the United States and other countries. The FDA and foreign regulatory agencies require pharmaceutical companies to comply with an array of manufacturing and design controls and testing, quality control, storage and documentation procedures. Manufacturing and sales of pharmaceutical products outside the United States are also subject to foreign regulatory requirements that vary from country to country. The approval process for pharmaceutical products in the United States and abroad can be lengthy, expensive and require extensive preclinical and clinical trials. As a result, pharmaceutical companies may expend substantial resources in developing and testing a new product but fail to obtain the necessary approvals or clearances to market or manufacture the products on a timely basis or at all. Failure to comply with applicable domestic and/or foreign requirements can result in: fines or other enforcement actions, recall or seizure of products, total or partial suspension of production, withdrawal of existing product approvals or clearances, refusal to approve or clear new applications or notifications, increased quality control costs, or criminal prosecution. The pharmaceutical industry is also subject to federal, state, local and foreign laws and regulations governing the protection of the environment and occupational health and safety, including laws regulating air emissions, wastewater discharges, the management and disposal of hazardous materials and wastes, and the health and safety of employees. Pharmaceutical companies are also required to obtain permits from governmental authorities for certain operations. Violation or failure to comply with these laws or regulations or failure to obtain these permits could result in fines, penalties or other sanctions.

Pharmaceutical companies are exposed to significant potential product liability risks that are inherent in the development, manufacturing and marketing of human therapeutic products. Product liability claims could delay or prevent completion of companies' clinical development programs as well as result in FDA investigations of the safety and effectiveness of companies' products, manufacturing processes and facilities, and marketing programs.

Pharmaceutical companies depend on rapidly identifying and seeking patent protection for their discoveries. The process of obtaining patent protection is expensive and time consuming. Furthermore, there can be no assurance that the steps taken by pharmaceutical companies to protect their proprietary rights will be adequate to prevent misappropriation of their proprietary rights or that competitors will not independently develop products that are substantially equivalent or superior to such companies' products. Pharmaceutical companies also rely on trade secrets, know-how and technology, which are not protected by patents, to maintain their competitive position. If any trade secret, know-how or other technology not protected by a patent were to be disclosed to or independently developed by a competitor, that company's business and financial condition could be materially adversely affected.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was (4.48)%.

Best Quarter	Worst Quarter
8.88% (3rd Quarter 2006)	(6.57)% (2nd Quarter 2006)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Pharmaceuticals Portfolio (return before taxes)	(10.53)%	3.02%
PowerShares Dynamic Pharmaceuticals Portfolio (return after taxes on distributions)	(10.77)%	2.82%
PowerShares Dynamic Pharmaceuticals Portfolio (return after taxes on distributions and sale of Fund Shares)	(6.84)%	2.47%
S&P SuperComposite Pharmaceuticals Index (reflects no deduction for fees, expenses or taxes)	(17.92)%	(1.77)%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(5.73)%
Dynamic Pharmaceuticals IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(9.81)%	3.60%

*  The Fund commenced operations on June 23, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P SuperComposite Pharmaceuticals Index and Russell 3000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of 26 and 2,918 common stocks, respectively. The S&P SuperComposite Pharmaceuticals Index will be used for comparative purposes going forward as this represents a more appropriate market index for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.16%
Total Gross Annual Fund Operating Expenses	0.66%
Fee Waivers and Expense Assumption(3)	0.03%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$208	$365	$820

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $32,228, $55,713 and $123,946 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

PowerShares
Dynamic Retail
Portfolio

Ticker: PMR Intraday NAV Ticker: HKP	CUSIP: 73935X617 Underlying Index: Dynamic Retail IntellidexSM Index (Ticker: DWR)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Retail IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of retail companies. In pursuit of its investment objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. retailers. These are companies that are principally engaged in operating general merchandise stores such as department stores, discount stores, warehouse clubs and superstores; specialty stores, including apparel, electronics, accessories and footwear stores; and home improvement and home furnishings stores. Dealers of motor vehicles and parts, auction houses or rental companies may also be included. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $297.6 million and $188.7 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Underlying

Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex in anticipation of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Retail stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) The universe of companies in the Underlying Intellidex is defined by NYSE Arca using research provided by Revere Data, LLC to help NYSE Arca identify those companies that have significant operations in that industry group (the "Retail Industry Group Universe").

(3) Stocks within the Retail Industry Group Universe are further divided into two market capitalization groupings: larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Retail Industry Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles.

(4) Within the Retail Industry Group Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups. The number of stocks selected from the Retail Industry Group Universe is predetermined and is as follows:

a. The Underlying Intellidex includes 30 stocks that are selected from the Retail Industry Group Universe based on their Model Score as follows:

i. Eight of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 5%). The eight component stocks selected are the components with the best Model Score in the Sub-Group.

ii. 22 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 2.73%). The 22 component stocks selected are the components with the best Model Score in that Sub-Group.

b. In the event that the Retail Industry Group Universe consists of less than 50 stocks at the time of a quarterly review, the 30 component stocks with the best Model Score in the Retail Industry Group Universe are selected, and the weighting for the 30 selected stocks is determined as follows:

i. The eight largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the eight largest stocks receives on average 5%).

ii. The other 22 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 22 smaller stocks receives on average 2.73%).

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Portfolio Turnover

The Financial Highlights Table for the Fund at the end of this Prospectus shows the Fund's portfolio turnover rates during recent periods. Based on the reconstitutions of the Underlying Intellidex, there may be a large degree of portfolio turnover as the Fund replicates the Underlying Intellidex. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

Retail Industry Concentration Risk

The retail industry may be affected by the performance of the domestic and international economy, interest rates, competition and consumer confidence. The success of companies in the retail industry depends heavily on disposable household income and consumer spending, and changes in demographics and consumer preferences can affect the success of retail products. The success of retail products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand. In addition, the retail industry is subject to severe competition.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 13.50%.

Best Quarter	Worst Quarter
11.41% (1st Quarter 2006)	(16.74)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Retail Portfolio (return before taxes)	(21.78)%	(6.03)%
PowerShares Dynamic Retail Portfolio (return after taxes on distributions)	(21.88)%	(6.19)%
PowerShares Dynamic Retail Portfolio (return after taxes on distributions and sale of Fund Shares)	(14.16)%	(5.15)%
S&P SuperComposite Retailing Index (reflects no deduction for fees, expenses or taxes)	(31.94)%	(12.99)%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(6.26)%
Dynamic Retail IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(21.25)%	(5.57)%

* The Fund commenced operations on October 26, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P SuperComposite Retailing Index and Russell 3000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of 94 and 2,198 common stocks, respectively. The S&P SuperComposite Retailing Index will be used for comparative purposes going forward as this represents a more appropriate market index for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.58%
Total Gross Annual Fund Operating Expenses	1.08%
Fee Waivers and Expense Assumption(3)	0.45%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$299	$552	$1,277

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $45,811, $83,776 and $192,500 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

PowerShares
Dynamic Semiconductors Portfolio

Ticker: PSI Intraday NAV Ticker: SJG	CUSIP: 73935X781 Underlying Index: Dynamic Semiconductors IntellidexSM Index (Ticker: DZE)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Semiconductors IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of semiconductor companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. semiconductors companies. These are companies that are principally engaged in the manufacture of semiconductors. These companies may include, for example, companies involved in all aspects of the electronics business and in new technologies or specialty areas, including advanced design and manufacturing technologies, and lasers and electro-optics. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $272.2 million and $92.4 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex, in anticipation of their removal from the Underlying Intellidex, or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Semiconductors Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Semiconductors stocks are selected from the 3,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) Within the semiconductors industry, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their size sub-groups. The number of stocks selected is predetermined and is as follows:

a. The Underlying Intellidex includes 30 stocks and is divided as follows:

i. Ten of the top-ranked relatively larger stocks are selected and collectively receive 50% of the total index weight (each larger stock receives on average 5.0%). The ten component stocks selected are the components with the best Model Score in the sub-group, except that any component stock which is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the 12th ranked stock in the sub-group.

ii. 20 of the top-ranked relatively smaller stocks are selected and collectively receive 50% of the total index weight (each smaller stock receives on average 2.5%). The 20 component stocks selected are the components with the best Model Score in that sub-group, except that any component stock that is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the 24th ranked stock in the sub-group.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Semiconductors Industry Concentration Risk

The semiconductors industry can be significantly affected by competitive pressures, intense competition, aggressive pricing, technological developments, changing demand, research and development costs, availability and price of components and product obsolescence.

The semiconductors industry is characterized by rapid technological change, cyclical market patterns, significant price erosion, periods of over-capacity and production shortages, changing demand, variations in manufacturing costs and yields and significant expenditures for capital equipment and product development.

The semiconductors industry has from time to time experienced depressed business conditions. In the past, business conditions in this industry have rapidly changed from periods of strong demand to periods of weak demand. Any future downturn in the industry could harm the business and operating results of semiconductor companies.

Semiconductor design and process methodologies are subject to rapid technological change requiring large expenditures for research and development in order to improve product performance and increase manufacturing yields. Current technology is likely to become obsolete at some point in the future.

The success of semiconductor companies largely depends on their ability to obtain and maintain protection of certain proprietary technologies used in their principal products. Semiconductor companies rely on a combination of patents, trade secret laws and contractual provisions to protect our technologies. The process of seeking patent protection can be long and expensive. In addition, the semiconductors industry in general is characterized by frequent litigation regarding patent and other intellectual property rights. This may require semiconductor companies to defend against assertions of intellectual property infringement or misappropriation raised by competitors.
Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 18.02%.

Best Quarter	Worst Quarter
19.48% (1st Quarter 2006)	(28.49)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Semiconductors Portfolio (return before taxes)	(46.49)%	(12.71)%
PowerShares Dynamic Semiconductors Portfolio (return after taxes on distributions)	(46.58)%	(12.76)%
PowerShares Dynamic Semiconductors Portfolio (return after taxes on distributions and sale of Fund Shares)	(30.22)%	(10.53)%
S&P SuperComposite Semiconductor Index (reflects no deduction for fees, expenses or taxes)	(46.33)%	(14.42)%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(5.73)%
Dynamic Semiconductors IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(46.11)%	(12.13)%

* The Fund commenced operations on June 23, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P SuperComposite Semiconductor Index and Russell 3000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of 37 and 2,918 common stocks, respectively. The S&P SuperComposite Semiconductor Index will be used for comparative purposes going forward as this represents a more appropriate market index for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.32%
Total Gross Annual Fund Operating Expenses	0.82%
Fee Waivers and Expense Assumption(3)	0.19%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$243	$436	$996

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $37,416, $66,459 and $150,380 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

PowerShares
Dynamic Software
Portfolio

Ticker: PSJ Intraday NAV Ticker: CJK	CUSIP: 73935X773 Underlying Index: Dynamic Software IntellidexSM Index (Ticker: DZC)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Software IntellidexSM Index (the "Underlying Intellidex").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of software companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. The Underlying Intellidex is comprised of stocks of 30 U.S. software companies. These are companies that are principally engaged in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services. These companies may include, for example, companies that design products such as systems-level software (to run the basic functions of a computer) or applications software (for one type of work) for general use or use by certain industries or groups; companies that provide communications software; and companies that provide time-sharing services, internet software and home entertainment software. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of June 30, 2009, the Underlying Intellidex included companies with a market capitalization range of between approximately $364.6 million and $211.7 billion. The Fund's 80% investment policy noted above is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Underlying Intellidex is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Intellidex; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the stocks comprising the Underlying Intellidex in proportion to their weightings in the Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Underlying Intellidex as a whole. There may also be instances in which the

Adviser may choose to overweight another stock in the Underlying Intellidex, purchase stocks not in the Underlying Intellidex which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Intellidex or utilize various combinations of other available investment techniques, in seeking to track accurately the Underlying Intellidex. The Fund may sell stocks that are represented in the Underlying Intellidex, in anticipation of their removal from the Underlying Intellidex or purchase stocks not represented in the Underlying Intellidex in anticipation of their addition to the Underlying Intellidex.

Intellidex Methodology

The Underlying Intellidex methodology is designed to objectively identify those stocks within a particular market segment that have the greatest potential for capital appreciation. The methodology evaluates companies quarterly, based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors, and then ranks and sorts them based on their cumulative scores. Component stocks for the Underlying Intellidex are selected from among the companies with the highest-ranking cumulative score ("Model Score") within their respective sub-groups.

Intellidex Construction

(1) Software stocks are selected from the 3,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for investment potential using a proprietary NYSE Arca Intellidex model.

(2) Within the software industry, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their size sub-groups. The number of stocks selected is predetermined and is as follows:

a. The Underlying Intellidex includes 30 stocks and is divided as follows:

i. Ten of the top-ranked relatively larger stocks are selected and collectively receive 50% of the total index weight (each larger stock receives on average 5.0%). The ten component stocks selected are the components with the best Model Score in the sub-group, except that any component stock which is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the 12th ranked stock in the sub-group.

ii. 20 of the top-ranked relatively smaller stocks are selected and collectively receive 50% of the total index weight (each smaller stock receives on average 2.5%). The 20 component stocks selected are the components with the best Model Score in that sub-group, except that any component stock that is currently included in the Underlying Intellidex is not removed unless its Model Score falls below that of the 24th ranked stock in the sub-group.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Intellidex.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Intellidex resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Intellidex).

Since the Underlying Intellidex is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Intellidex. The Fund may not invest in certain securities included in the Underlying Intellidex due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Intellidex. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Intellidex.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Intellidex, as would be the case if it purchased all of the securities in the Underlying Intellidex with the same weightings as the Underlying Intellidex.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Underlying Intellidex.

Software Industry Concentration Risk

The software industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees, and the success of companies in the industry is subject to the continued demand for internet services. For example, as product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Profitability can also be affected by changing domestic and international demand, research and development costs, availability and price of components and product obsolescence. Software company stocks are likely to experience substantial fluctuations in market price.

The market for software products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of software and services companies depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting a company's products or in the market for products based on a particular technology could have a material adverse affect on the company's operating results. Furthermore, there can be no assurance that the software companies will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

The Fund's shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 24.79%.

Best Quarter	Worst Quarter
5.25% (4th Quarter 2006)	(18.19)% (4th Quarter 2008)

*  The bar chart above includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Dynamic Software Portfolio (return before taxes)	(33.52)%	(3.30)%
PowerShares Dynamic Software Portfolio (return after taxes on distributions)	(33.52)%	(3.30)%
PowerShares Dynamic Software Portfolio (return after taxes on distributions and sale of Fund Shares)	(21.79)%	(2.79)%
S&P SuperComposite Software & Services Index (reflects no deduction for fees, expenses or taxes)	(42.22)%	(6.50)%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(5.73)%
Dynamic Software IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	(32.98)%	(2.76)%

*  The Fund commenced operations on June 23, 2005.

The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The S&P SuperComposite Software & Services Index and Russell 3000® Index are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of 99 and 2,918 common stocks, respectively. The S&P SuperComposite Software & Services Index will be used for comparative purposes going forward as this represents a more appropriate market index for the Fund.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.47%
Total Gross Annual Fund Operating Expenses	0.97%
Fee Waivers and Expense Assumption(3)	0.34%
Total Net Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$64	$275	$503	$1,159

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"). As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (assuming approximately 30 stocks in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (assuming approximately 30 stocks in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $1,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $10,656, $42,264, $76,471 and $174,805 if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $2,000.

The Creation Transation Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Additional Investment Strategies

Each Fund will normally invest at least 90% of its total assets in component securities that comprise its respective Underlying Intellidex. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its respective Underlying Intellidex and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to each Fund's Underlying Intellidex to be reflected in the portfolio composition of each Fund.

Each of the policies described herein, including the investment objective of each Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees (the "Board") without shareholder approval. Certain fundamental policies of the Funds are set forth in the SAI under "Investment Restrictions."

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked-to-market on a daily basis.

Additional Risks

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value

The NAV of a Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of a Fund's Underlying Intellidex trading individually or in the aggregate at any point in time. However, given that the Shares can be created and redeemed in Creation Units at NAV (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares are not likely to be sustained over the long-term. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Securities Lending

The Funds may engage in lending their portfolio securities to certain borrowers. A risk in lending portfolio securities consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Funds may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. Furthermore, because of the risks in delay of recovery, the Funds may lose the opportunity to sell the securities at a desirable price, and the Funds will generally not have the right to vote securities while they are being loaned. In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' SAI.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, Power Shares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management of more than $12.7 billion as of July 31, 2009. The Trust is currently comprised of 62 exchange-traded funds.

Invesco PowerShares Capital Management LLC has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Funds. In this capacity, Mr. Southard oversees a team of portfolio managers (with Mr. Southard, the "Portfolio Managers") who are responsible for the day-to-day management of the Funds. Peter Hubbard, who reports to Mr. Southard, is the member of the portfolio management team who is currently primarily responsible for each Fund's day-to-day management. Mr. Hubbard receives management assistance from John Browning and Michael Jeanette, who perform various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each member of the portfolio management team has appropriate limitations on his authority for risk management and compliance purposes.

Portfolio Managers

John Southard is a Managing Director at the Adviser and has been with the Adviser since its inception in August 2002. Mr. Southard has managed each Fund since its inception. Prior to his current position, he was a Senior Equity Analyst at Charles Schwab & Company from May 2001 to August 2002.

Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

John Browning is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since June 2009. Prior to joining the Adviser, Mr. Browning was an Executive Director of the Unit Trust Investment Team with Morgan Stanley from 2005 to 2008. Prior to this, he was a Vice President with Morgan Stanley from 2000 to 2005.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since August 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007.

The Funds' SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

The Adviser receives fees from each Fund equal to 0.50% of the Fund's average daily net assets. The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions, offering costs, sub-licensing fees and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average daily net assets per year, at least until August 31, 2010. The offering costs excluded from the 0.60% expense cap are: (a) legal fees pertaining to each Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

A discussion regarding the basis for the Board's approval of the Funds' Investment Advisory Agreement is available in the Funds' Annual Report to Shareholders for the fiscal year ended April 30, 2009.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Intellidex, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

How to Buy and Sell Shares

The Shares are issued or redeemed by each Fund at NAV per Share only in Creation Units. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade on NYSE Arca under the following symbols:

Fund	Symbol
PowerShares Dynamic Banking Portfolio	PJB

PowerShares Dynamic Biotechnology & Genome Portfolio	PBE

PowerShares Dynamic Building & Construction Portfolio	PKB

PowerShares Dynamic Energy Exploration & Production Portfolio	PXE

PowerShares Dynamic Food & Beverage Portfolio	PBJ

PowerShares Dynamic Healthcare Services Portfolio	PTJ

PowerShares Dynamic Insurance Portfolio	PIC

PowerShares Dynamic Leisure and Entertainment Portfolio	PEJ

PowerShares Dynamic Media Portfolio	PBS

PowerShares Dynamic Networking Portfolio	PXQ

PowerShares Dynamic Oil & Gas Services Portfolio	PXJ

PowerShares Dynamic Pharmaceuticals Portfolio	PJP

Fund	Symbol
PowerShares Dynamic Retail Portfolio	PMR

PowerShares Dynamic Semiconductors Portfolio	PSI

PowerShares Dynamic Software Portfolio	PSJ

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on NYSE Arca may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The approximate value of Shares of each Fund will be disseminated every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

The Trust's Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund Shares ("market timing"). In establishing this policy, the Board evaluated the risks of market timing activities by the Trust's shareholders. The Board noted that a Fund's Shares can only be purchased and redeemed directly from the

Fund in Creation Units by APs and that the vast majority of trading in the Funds' Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Funds' Shares trade at or close to NAV. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. The Funds impose transaction fees on in-kind purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by a Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund's trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds' Shares.

Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Purchase

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the securities included in the relevant Fund's Underlying Intellidex (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the NSCC immediately prior to the opening of business each day of NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"), or (ii) a participant of DTC ("DTC Participant") that has entered into an agreement with the principal underwriter and transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed creation transaction fee of $500 (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Redemption

Each Fund's custodian makes available immediately prior to the opening of business each day on NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are permitted or required for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m., Eastern time.

A fixed redemption transaction fee of $500 (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on NYSE Arca, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on Fund distributions and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. For more information, please see the Statement of Additional Information section "Taxes."

Distributor

Invesco Aim Distributors, Inc. serves as the distributor (the "Distributor") of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

The Bank of New York Mellon (formerly known as The Bank of New York) ("BONY") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market, or in the case of the NASDAQ, at the NASDAQ official closing price. When price quotes are not readily available, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Fund Service Providers

BONY, 101 Barclay Street, New York, NY 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10036, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report for the fiscal year ended April 30, 2009, which is available upon request.

PowerShares Dynamic Banking Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$19.57	$23.68	$25.17
Net investment income**	0.46	0.52	0.22
Net realized and unrealized loss on investments	(7.04)	(4.22)	(1.49)
Total from investment operations	(6.58)	(3.70)	(1.27)
Distributions to shareholders from:
Net investment income	(0.53)	(0.41)	(0.22)
Net asset value at end of period	$12.46	$19.57	$23.68
Share price at end of period***	$12.43
NET ASSET VALUE, TOTAL RETURN****	(34.34)%	(15.80)%	(5.08)%
SHARE PRICE TOTAL RETURN****	(34.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$74,774	$107,648	$4,736
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.66%	0.76%†
Expenses, prior to (Waivers) and/or Recapture	0.72%	0.78%	1.88%†
Net investment income, after (Waivers) and/or Recapture	2.82%	2.71%	1.58%†
Portfolio turnover rate ††	93%	111%	57%
Undistributed net investment loss included in price of units issued and redeemed**#	$(0.01)	$(0.05)	$(0.06)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

PowerShares Dynamic Biotechnology & Genome Portfolio

	Year Ended April 30,			For the Period June 23, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$17.77	$19.30	$17.24	$14.71
Net investment loss**	(0.06)	(0.11)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	(4.81)	(1.42)	2.16	2.61
Total from investment operations	(4.87)	(1.53)	2.06	2.53
Net asset value at end of period	$12.90	$17.77	$19.30	$17.24
Share price at end of period***	$12.87
NET ASSET VALUE, TOTAL RETURN****	(27.41)%	(7.93)%	11.95%	17.20%
SHARE PRICE TOTAL RETURN****	(27.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$139,297	$199,000	$258,616	$250,021
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.64	%†
Expenses, prior to (Waivers) and/or Recapture	0.62%	0.62%	0.66%	0.67	%†
Net investment loss, after (Waivers) and/or Recapture	(0.38)%	(0.57)%	(0.56)%	(0.55	)%†
Portfolio turnover rate ††	93%	91%	82%	49%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.01	$0.01	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

PowerShares Dynamic Building & Construction Portfolio

	Year Ended April 30,			For the Period October 26, 2005* Through April 30,
	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$17.25	$18.70	$18.15	$15.26
Net investment income (loss)**	0.02	0.02	0.02	—	(a)
Net realized and unrealized gain (loss) on investments	(6.33)	(1.45)	0.53	2.90
Total from investment operations	(6.31)	(1.43)	0.55	2.90
Distributions to shareholders from:
Net investment income	(0.02)	(0.02)	0.00 (a)	(0.01)
Net asset value at end of period	$10.92	$17.25	$18.70	$18.15
Share price at end of period***	$10.94
NET ASSET VALUE, TOTAL RETURN****	(36.61)%	(7.66)%	3.06%	18.99%
SHARE PRICE TOTAL RETURN****	(36.46)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$49,142	$15,523	$18,699	$25,406
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.67	%†
Expenses, prior to (Waivers) and/or Recapture	1.06%	1.18%	1.65%	0.80	%†
Net investment income (loss), after (Waivers) and/or Recapture	0.19%	0.09%	0.15%	0.00	†(a)
Portfolio turnover rate ††	50%	75%	59%	29%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.05	$(0.02)	$0.01	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005 or 0.005%.

PowerShares Dynamic Energy Exploration & Production Portfolio

	Year Ended April 30,			For the Period October 26, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$26.69	$21.29	$18.63	$16.03
Net investment income**	0.06	0.05	0.09	0.00	(a)
Net realized and unrealized gain (loss) on investments	(13.50)	5.41	2.63	2.62
Total from investment operations	(13.44)	5.46	2.72	2.62
Distributions to shareholders from:
Net investment income	(0.08)	(0.06)	(0.06)	(0.02)
Tax return of capital	—	0.00 (a)	—	—
Total distributions	(0.08)	(0.06)	(0.06)	(0.02)
Net asset value at end of period	$13.17	$26.69	$21.29	$18.63
Share price at end of period***	$13.15
NET ASSET VALUE, TOTAL RETURN****	(50.42)%	25.69%	14.66%	16.33%
SHARE PRICE TOTAL RETURN****	(50.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$51,344	$138,802	$123,488	$111,795
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.66	%†
Expenses, prior to (Waivers) and/or Recapture	0.69%	0.65%	0.74%	0.75	%†
Net investment income (loss), after (Waivers) and/or Recapture	0.30%	0.23%	0.47%	(0.01	)%†
Portfolio turnover rate ††	68%	39%	59%	19%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$0.00 (a)	$(0.01)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005 or 0.005%.

PowerShares Dynamic Food & Beverage Portfolio

	Year Ended April 30,			For the Period June 23, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.73	$17.53	$15.17	$14.85
Net investment income**	0.25	0.18	0.39	0.11
Net realized and unrealized gain (loss) on investments	(4.08)	(0.42)	2.14	0.30
Total from investment operations	(3.83)	(0.24)	2.53	0.41
Distributions to shareholders from:
Net investment income	(0.17)	(0.40)	(0.17)	(0.09)
Return of capital	—	(0.16)	—	—
Total distributions	(0.17)	(0.56)	(0.17)	(0.09)
Net asset value at end of period	$12.73	$16.73	$17.53	$15.17
Share price at end of period***	$12.74
NET ASSET VALUE, TOTAL RETURN****	(22.99)%	(1.40)%	16.79%	2.78%
SHARE PRICE TOTAL RETURN****	(22.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$86,592	$87,013	$33,314	$24,270
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.64%	0.69%†
Expenses, prior to (Waivers) and/or Recapture	0.71%	0.88%	1.15%	1.07%†
Net investment income, after (Waivers) and/or Recapture	1.80%	1.11%	2.42%	0.91%†
Portfolio turnover rate ††	65%	64%	50%	72%
Undistributed net investment income included in price of units issued and redeemed**#	$0.04	$0.07	$0.02	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

PowerShares Dynamic Healthcare Services Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.35	$28.04	$24.88
Net investment loss**	(0.05)	(0.16)	(0.08)
Net realized and unrealized gain (loss) on investments	(7.87)	(4.53)	3.24
Total from investment operations	(7.92)	(4.69)	3.16
Net asset value at end of period	$15.43	$23.35	$28.04
Share price at end of period***	$15.43
NET ASSET VALUE, TOTAL RETURN****	(33.92)%	(16.73)%	12.70%
SHARE PRICE TOTAL RETURN****	(33.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$10,800	$28,026	$28,041
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.67%	0.70%†
Expenses, prior to (Waivers) and/or Recapture	1.10%	0.80%	1.20%†
Net investment loss, after (Waivers) and/or Recapture	(0.27)%	(0.54)%	(0.56)%†
Portfolio turnover rate ††	91%	63%	13%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.04	$(0.04)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

PowerShares Dynamic Insurance Portfolio

	Year Ended April 30,				For the Period October 26, 2005* Through
	2009	2008		2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.20	$18.84		$17.31	$15.44
Net investment income**	0.15	0.27	†††	0.15	0.07
Net realized and unrealized gain (loss) on investments	(4.54)	(2.61)		1.51	1.86
Total from investment operations	(4.39)	(2.34)		1.66	1.93
Distributions to shareholders from:
Net investment income	(0.15)	(0.30)		(0.13)	(0.06)
Net asset value at end of period	$11.66	$16.20		$18.84	$17.31
Share price at end of period***	$11.61
NET ASSET VALUE, TOTAL RETURN****	(27.26)%	(12.56)%		9.62%	12.54%
SHARE PRICE TOTAL RETURN****	(27.53)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$26,809	$34,012		$58,401	$31,164
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%		0.63%	0.68	%†
Expenses, prior to (Waivers) and/or Recapture	0.98%	0.82%		0.96%	0.87	%†
Net investment income, after (Waivers) and/or Recapture	1.13%	1.54	%†††	0.87%	0.81	%†
Portfolio turnover rate ††	52%	82%		40%	30%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$(0.03)		$0.01	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

†††  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $2.00 per share owned of Progressive Corp. (The) on September 14, 2007. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.17 and 0.96%, respectively.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

PowerShares Dynamic Leisure and Entertainment Portfolio

	Year Ended April 30,			For the Period June 23, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$15.11	$18.32	$16.29	$14.77
Net investment income**	0.10	0.12	0.07	0.03
Net realized and unrealized gain (loss) on investments	(4.46)	(2.75)	2.05	1.51
Total from investment operations	(4.36)	(2.63)	2.12	1.54
Distributions to shareholders from:
Net investment income	(0.10)	(0.19)	(0.08)	(0.02)
Return of capital	—	(0.39)	(0.01)	—
Total distributions	(0.10)	(0.58)	(0.09)	(0.02)
Net asset value at end of period	$10.65	$15.11	$18.32	$16.29
Share price at end of period***	$10.63
NET ASSET VALUE, TOTAL RETURN****	(28.91)%	(14.58)%	13.02%	10.41%
SHARE PRICE TOTAL RETURN****	(29.09)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$12,776	$15,115	$49,472	$27,701
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.64%	0.68%†
Expenses, prior to (Waivers) and/or Recapture	1.65%	0.95%	1.07%	1.03%†
Net investment income, after (Waivers) and/or Recapture	0.96%	0.70%	0.42%	0.22%†
Portfolio turnover rate ††	50%	58%	35%	48%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.04)	$(0.16)	$0.01	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

PowerShares Dynamic Media Portfolio

	Year Ended April 30,			For the Period June 23, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$13.44	$16.48	$14.44	$14.93
Net investment income**	0.05	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investments	(5.18)	(2.82)	2.04	(0.49)
Total from investment operations	(5.13)	(2.76)	2.08	(0.47)
Distributions to shareholders from:
Net investment income	(0.04)	(0.06)	(0.04)	(0.02)
Return of capital	(0.02)	(0.22)	—	—
Total distributions	(0.06)	(0.28)	(0.04)	(0.02)
Net asset value at end of period	$8.25	$13.44	$16.48	$14.44
Share price at end of period***	$8.26
NET ASSET VALUE, TOTAL RETURN****	(38.30)%	(16.91)%	14.42%	(3.15)%
SHARE PRICE TOTAL RETURN****	(38.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$8,254	$30,923	$31,305	$24,543
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.64%	0.68%†
Expenses, prior to (Waivers) and/or Recapture	1.22%	0.85%	1.24%	1.04%†
Net investment income, after (Waivers) and/or Recapture	0.52%	0.36%	0.25%	0.19%†
Portfolio turnover rate ††	69%	62%	43%	68%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.05	$(0.04)	$(0.01)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

PowerShares Dynamic Networking Portfolio

	Year Ended April 30,			For the Period June 23, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.04	$18.68	$17.38	$14.96
Net investment loss**	(0.06)	(0.09)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	(2.42)	(2.55)	1.39	2.50
Total from investment operations	(2.48)	(2.64)	1.30	2.42
Net asset value at end of period	$13.56	$16.04	$18.68	$17.38
Share price at end of period***	$13.58
NET ASSET VALUE, TOTAL RETURN****	(15.46)%	(14.13)%	7.48%	16.18%
SHARE PRICE TOTAL RETURN****	(15.28)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$16,276	$12,831	$18,677	$27,806
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.64%	0.68	%†
Expenses, prior to (Waivers) and/or Recapture	1.92%	1.25%	1.24%	1.03	%†
Net investment loss, after (Waivers) and/or Recapture	(0.49)%	(0.51)%	(0.54)%	(0.59	)%†
Portfolio turnover rate ††	23%	17%	62%	42%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.11	$0.01	$0.03	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

PowerShares Dynamic Oil & Gas Services Portfolio

	Year Ended April 30,			For the Period October 26, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$29.23	$22.70	$21.41	$16.43
Net investment income (loss)**	0.06	(0.02)	0.00 (a)	(0.01)
Net realized and unrealized gain (loss) on investments	(16.16)	6.55	1.29	4.99
Total from investment operations	(16.10)	6.53	1.29	4.98
Distributions to shareholders from:
Net investment income	(0.04)	—	—	—
Net asset value at end of period	$13.09	$29.23	$22.70	$21.41
Share price at end of period***	$13.11
NET ASSET VALUE, TOTAL RETURN****	(55.04)%	28.77%	6.03%	30.31%
SHARE PRICE TOTAL RETURN****	(54.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$155,716	$379,939	$272,456	$336,132
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.62%	0.62%	0.63%	0.64	%†
Expenses, prior to (Waivers) and/or Recapture	0.61%	0.60%	0.65%	0.67	%†
Net investment income (loss), after (Waivers) and/or Recapture	0.29%	(0.06)%	0.02%	(0.10	)%†
Portfolio turnover rate ††	48%	67%	76%	10%
Undistributed net investment income included in price of units issued and redeemed**#	$0.00 (a)	$0.00 (a)	$0.00 (a)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

PowerShares Dynamic Pharmaceuticals Portfolio

	Year Ended April 30,			For the Period June 23, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$17.20	$19.61	$16.54	$14.84
Net investment income**	0.15	0.10	0.08	0.06
Net realized and unrealized gain (loss) on investments	(3.32)	(2.45)	3.08	1.68
Total from investment operations	(3.17)	(2.35)	3.16	1.74
Distributions to shareholders from:
Net investment income	(0.12)	(0.06)	(0.08)	(0.04)
Return of capital	—	—	(0.01)	—
Total distributions	(0.12)	(0.06)	(0.09)	(0.04)
Net asset value at end of period	$13.91	$17.20	$19.61	$16.54
Share price at end of period***	$13.92
NET ASSET VALUE, TOTAL RETURN****	(18.52)%	(11.99)%	19.20%	11.74%
SHARE PRICE TOTAL RETURN****	(18.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$104,349	$106,615	$82,345	$66,157
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.66%†
Expenses, prior to (Waivers) and/or Recapture	0.66%	0.69%	0.80%	0.88%†
Net investment income, after (Waivers) and/or Recapture	0.95%	0.52%	0.43%	0.42%†
Portfolio turnover rate ††	31%	45%	29%	29%
Undistributed net investment loss included in price of units issued and redeemed**#	$0.00 (a)	$(0.01)	$(0.01)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

PowerShares Dynamic Retail Portfolio

	Year Ended April 30,			For the Period October 26, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$15.99	$20.02	$18.29	$15.13
Net investment income**	0.05	0.04	0.07	0.01
Net realized and unrealized gain (loss) on investments	(1.36)	(3.92)	1.71	3.16
Total from investment operations	(1.31)	(3.88)	1.78	3.17
Distributions to shareholders from:
Net investment income	(0.04)	(0.10)	(0.05)	(0.01)
Return of capital	—	(0.05)	—	—
Total distributions	(0.04)	(0.15)	(0.05)	(0.01)
Net asset value at end of period	$14.64	$15.99	$20.02	$18.29
Share price at end of period***	$14.64
NET ASSET VALUE, TOTAL RETURN****	(8.11)%	(19.41)%	9.72%	20.98%
SHARE PRICE TOTAL RETURN****	(8.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$77,607	$14,391	$24,029	$23,783
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.64%	0.70%†
Expenses, prior to (Waivers) and/or Recapture	1.08%	1.46%	1.41%	0.97%†
Net investment income, after (Waivers) and/or Recapture	0.45%	0.22%	0.35%	0.17%†
Portfolio turnover rate ††	53%	198%	73%	11%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.17)	$(0.07)	$0.00 (a)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

PowerShares Dynamic Semiconductors Portfolio

	Year Ended April 30,			For the Period June 23, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.32	$19.05	$20.18	$14.93
Net investment income (loss)**	0.04	(0.01)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	(5.92)	(2.72)	(1.09)	5.30
Total from investment operations	(5.88)	(2.73)	(1.13)	5.25
Distribution to shareholder from:
Net investment income	(0.05)	—	—	—
Net asset value at end of period	$10.39	$16.32	$19.05	$20.18
Share price at end of period***	$10.39
NET ASSET VALUE, TOTAL RETURN****	(36.01)%	(14.33)%	(5.60)%	35.16%
SHARE PRICE TOTAL RETURN****	(36.01)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$36,373	$75,056	$161,886	$106,929
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.65	%†
Expenses, prior to (Waivers) and/or Recapture	0.82%	0.67%	0.78%	0.75	%†
Net investment income (loss), after (Waivers) and/or Recapture	0.32%	(0.04)%	(0.23)%	(0.33	)%†
Portfolio turnover rate ††	65%	56%	51%	42%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.02	$(0.01)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

PowerShares Dynamic Software Portfolio

	Year Ended April 30,			For the Period June 23, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$17.53	$20.39	$18.44	$14.98
Net investment loss**	(0.06)	(0.10)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	(2.10)	(2.76)	2.05	3.54
Total from investment operations	(2.16)	(2.86)	1.95	3.46
Net asset value at end of period	$15.37	$17.53	$20.39	$18.44
Share price at end of period***	$15.37
NET ASSET VALUE, TOTAL RETURN****	(12.32)%	(14.03)%	10.57%	23.10%
SHARE PRICE TOTAL RETURN****	(12.37)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$36,896	$35,055	$71,369	$49,799
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.67	%†
Expenses, prior to (Waivers) and/or Recapture	0.97%	0.78%	0.83%	0.91	%†
Net investment loss, after (Waivers) and/or Recapture	(0.42)%	(0.49)%	(0.51)%	(0.53	)%†
Portfolio turnover rate ††	53%	64%	59%	75%
Undistributed net investment income included in price of units issued and redeemed**#	$0.02	$0.05	$0.00 (a)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

Intellidex Provider

NYSE Arca is the Intellidex Provider for PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio and PowerShares Dynamic Software Portfolio. NYSE Arca is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with NYSE Arca to use the Underlying Intellidexes. Each of PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio and PowerShares Dynamic Software Portfolio is entitled to use the respective Underlying Intellidex pursuant to a sub-licensing arrangement with the Adviser.

NYSE Arca develops, calculates, and maintains its own proprietary indices, and serves as the calculation agent for third-party indices. NYSE Arca publishes index values to market data vendors through the facilities of the Consolidated Tape Association's Network B. The more than 200 index values currently calculated by NYSE Arca are used as benchmarks, or to support the trading of exchange traded funds, index options, and other structured products listed on NYSE Arca. Index changes (additions, deletions, share changes, price adjustments, rebalances, etc.) are announced by NYSE Arca as early as practicable prior to the effectiveness of the change or scheduled event-these announcements are currently available on the Indexes Daily List on http://www.nyxdata.com.

Set forth below is a list of each Fund and the Underlying Intellidex upon which it is based:

Fund	Underlying Intellidex
PowerShares Dynamic Banking Portfolio	Dynamic Banking IntellidexSM Index

PowerShares Dynamic Biotechnology & Genome Portfolio	Dynamic Biotechnology & Genome IntellidexSM Index

PowerShares Dynamic Building & Construction Portfolio	Dynamic Building & Construction IntellidexSM Index

PowerShares Dynamic Energy Exploration & Production Portfolio	Dynamic Energy Exploration & Production IntellidexSM Index

PowerShares Dynamic Food & Beverage Portfolio	Dynamic Food & Beverage IntellidexSM Index

PowerShares Dynamic Healthcare Services Portfolio	Dynamic Healthcare Services IntellidexSM Index

PowerShares Dynamic Insurance Portfolio	Dynamic Insurance IntellidexSM Index

PowerShares Dynamic Leisure and Entertainment Portfolio	Dynamic Leisure and Entertainment IntellidexSM Index

PowerShares Dynamic Media Portfolio	Dynamic Media IntellidexSM Index

PowerShares Dynamic Networking Portfolio	Dynamic Networking IntellidexSM Index

PowerShares Dynamic Oil & Gas Services Portfolio	Dynamic Oil Services IntellidexSM Index

PowerShares Dynamic Pharmaceuticals Portfolio	Dynamic Pharmaceuticals IntellidexSM Index

PowerShares Dynamic Retail Portfolio	Dynamic Retail IntellidexSM Index

PowerShares Dynamic Semiconductors Portfolio	Dynamic Semiconductors IntellidexSM Index

PowerShares Dynamic Software Portfolio	Dynamic Software IntellidexSM Index

Disclaimers

The Dynamic Banking IntellidexSM Index, Dynamic Biotechnology & Genome IntellidexSM Index, Dynamic Building & Construction IntellidexSM Index, Dynamic Energy Exploration & Production IntellidexSM Index, Dynamic Food & Beverage IntellidexSM Index, Dynamic Healthcare Services IntellidexSM Index, Dynamic Insurance IntellidexSM Index, Dynamic Leisure and Entertainment IntellidexSM Index, Dynamic Media IntellidexSM Index, Dynamic Networking IntellidexSM Index, Dynamic Oil Services IntellidexSM Index, Dynamic Pharmaceuticals IntellidexSM Index, Dynamic Retail IntellidexSM Index, Dynamic Semiconductors IntellidexSM Index and Dynamic Software IntellidexSM Index are trademarks of NYSE Arca and have been licensed for use for certain purposes by the Adviser.

None of the Funds is sponsored, endorsed, sold or promoted by NYSE Arca and NYSE Arca does not make any representation regarding the advisability of investing in Shares of these Funds.

The Funds are not sponsored, or endorsed by NYSE Arca and NYSE Arca makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in Shares particularly or the ability of the product to track the performance of any sector of the stock market. NYSE Arca's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and indices, which are determined, composed and calculated by NYSE Arca without regard to the Funds. NYSE Arca has no obligation to take the needs of the Funds or their Shareholders into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares of the Funds. In addition, NYSE Arca acts as the exchange on which the Shares are traded. The Underlying Intellidexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. NYSE Arca has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. NYSE Arca has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Intellidexes or any data included therein, and NYSE Arca shall have no liability for any errors, omissions, or interruptions therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Intellidexes or any data included therein. NYSE Arca makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Intellidexes or any data included therein, the Funds, the Trust or the Shares. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Intellidexes or any data included therein, the Funds, the Trust or the Shares, even if notified of the possibility of such damages.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Intellidexes or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Intellidexes or any data included therein in connection with the Rights Licencing or for any other use. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Intellidexes or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), if notified of the possibility of such damages.

Premium/Discount Information

The following tables present information about the differences between the daily market price on secondary markets for Shares and each Fund's NAV. NAV is the price per share at which each Fund issues and redeems Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the exchange on which the Fund is listed for trading, as of the time the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of each Fund on a given day, generally at the time NAV is calculated. A premium is the amount that each Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that each Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds. The information shown for the Funds is for the fiscal year ended April 30, 2009 and for each of the last four calendar quarters.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

PowerShares Dynamic Banking Sector Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	7.54%	0.00%	3.28%	15.63%	10.94%
Between 0.25% and 0.5%	6.35%	7.95%	9.84%	14.06%	0.00%
Between 0.0% and 0.25%	36.10%	28.57%	32.79%	28.11%	37.49%
Between -0.25% and 0.0%	40.48%	50.79%	39.34%	28.13%	46.88%
Between -0.25% and -0.5%	7.94%	9.52%	14.75%	10.94%	3.13%
Greater than -0.5%	1.59%	3.17%	0.00%	3.13%	1.56%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Biotechnology & Genome Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	0.00%	0.00%	0.00%	0.00%	0.00%
Between 0.25% and 0.5%	3.57%	7.94%	0.00%	9.38%	4.69%
Between 0.0% and 0.25%	41.27%	22.22%	21.31%	24.99%	67.18%
Between -0.25% and 0.0%	46.83%	65.08%	72.13%	48.44%	23.44%
Between -0.25% and -0.5%	5.16%	4.76%	6.56%	7.81%	1.56%
Greater than -0.5%	3.17%	0.00%	0.00%	9.38%	3.13%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Building & Construction Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	5.16%	1.59%	6.56%	12.50%	1.56%
Between 0.25% and 0.5%	4.76%	1.59%	8.20%	7.81%	3.13%
Between 0.0% and 0.25%	39.28%	30.15%	27.86%	42.19%	37.50%
Between -0.25% and 0.0%	44.84%	57.14%	49.18%	26.56%	57.81%
Between -0.25% and -0.5%	4.37%	7.94%	6.56%	6.25%	0.00%
Greater than -0.5%	1.59%	1.59%	1.64%	4.69%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Energy Exploration & Production Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.19%	0.00%	0.00%	3.13%	1.56%
Between 0.25% and 0.5%	1.59%	1.59%	1.64%	1.56%	3.13%
Between 0.0% and 0.25%	32.54%	25.40%	32.79%	31.24%	40.62%
Between -0.25% and 0.0%	56.35%	69.84%	63.93%	40.63%	46.88%
Between -0.25% and -0.5%	6.35%	3.17%	1.64%	15.63%	7.81%
Greater than -0.5%	1.98%	0.00%	0.00%	7.81%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Food & Beverage Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	2.38%	0.00%	0.00%	4.69%	4.69%
Between 0.25% and 0.5%	3.97%	0.00%	3.28%	7.81%	4.69%
Between 0.0% and 0.25%	31.34%	44.44%	22.95%	32.81%	29.68%
Between -0.25% and 0.0%	57.94%	55.56%	65.57%	46.88%	59.38%
Between -0.25% and -0.5%	4.37%	0.00%	8.20%	7.81%	1.56%
Greater than -0.5%	0.00%	0.00%	0.00%	0.00%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Healthcare Services Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.59%	0.00%	0.00%	3.13%	3.13%
Between 0.25% and 0.5%	2.78%	0.00%	0.00%	9.38%	1.56%
Between 0.0% and 0.25%	32.93%	25.40%	22.95%	34.37%	31.25%
Between -0.25% and 0.0%	59.92%	71.43%	75.41%	48.44%	62.50%
Between -0.25% and -0.5%	2.78%	3.17%	1.64%	4.68%	1.56%
Greater than -0.5%	0.00%	0.00%	0.00%	0.00%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Insurance Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	6.74%	0.00%	3.28%	12.49%	10.94%
Between 0.25% and 0.5%	5.55%	3.16%	1.64%	17.19%	3.13%
Between 0.0% and 0.25%	39.30%	36.52%	39.34%	35.95%	34.39%
Between -0.25% and 0.0%	40.87%	52.38%	44.26%	25.00%	46.88%
Between -0.25% and -0.5%	4.76%	7.94%	8.20%	4.68%	1.54%
Greater than -0.5%	2.78%	0.00%	3.28%	4.69%	3.12%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Leisure and Entertainment Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	2.78%	0.00%	0.00%	6.25%	4.69%
Between 0.25% and 0.5%	2.78%	1.59%	6.56%	4.69%	0.00%
Between 0.0% and 0.25%	30.16%	31.75%	18.03%	31.24%	31.24%
Between -0.25% and 0.0%	61.90%	58.73%	75.41%	53.13%	59.38%
Between -0.25% and -0.5%	2.38%	4.76%	0.00%	4.69%	4.69%
Greater than -0.5%	0.00%	3.17%	0.00%	0.00%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Media Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	1.59%	1.58%	0.00%	3.13%	3.13%
Between 0.25% and 0.5%	2.78%	1.59%	3.28%	6.25%	0.00%
Between 0.0% and 0.25%	33.34%	31.75%	18.04%	34.38%	34.38%
Between -0.25% and 0.0%	53.17%	58.73%	65.57%	42.18%	57.81%
Between -0.25% and -0.5%	8.33%	6.35%	13.11%	10.93%	4.68%
Greater than -0.5%	0.79%	0.00%	0.00%	3.13%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Networking Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	0.40%	0.00%	0.00%	0.00%	1.56%
Between 0.25% and 0.5%	5.16%	1.59%	6.56%	10.94%	1.56%
Between 0.0% and 0.25%	39.67%	46.03%	37.70%	28.12%	45.32%
Between -0.25% and 0.0%	50.40%	49.21%	50.82%	51.56%	50.00%
Between -0.25% and -0.5%	4.37%	3.17%	4.92%	9.38%	1.56%
Greater than -0.5%	0.00%	0.00%	0.00%	0.00%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Oil & Gas Services Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	2.78%	0.00%	1.64%	9.38%	0.00%
Between 0.25% and 0.5%	5.16%	3.17%	8.20%	7.81%	1.56%
Between 0.0% and 0.25%	32.14%	25.41%	31.14%	31.24%	28.13%
Between -0.25% and 0.0%	53.17%	61.90%	54.10%	35.94%	70.31%
Between -0.25% and -0.5%	5.16%	9.52%	4.92%	9.38%	0.00%
Greater than -0.5%	1.59%	0.00%	0.00%	6.25%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Pharmaceuticals Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	2.38%	0.00%	0.00%	6.25%	3.13%
Between 0.25% and 0.5%	3.17%	0.00%	0.00%	10.94%	1.56%
Between 0.0% and 0.25%	40.48%	17.46%	26.23%	32.80%	62.49%
Between -0.25% and 0.0%	48.02%	80.95%	67.21%	37.50%	29.69%
Between -0.25% and -0.5%	5.16%	1.59%	6.56%	9.38%	3.13%
Greater than -0.5%	0.79%	0.00%	0.00%	3.13%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Retail Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	2.38%	0.00%	4.92%	3.13%	1.56%
Between 0.25% and 0.5%	4.37%	1.59%	4.92%	6.25%	4.69%
Between 0.0% and 0.25%	35.31%	39.68%	21.30%	39.06%	35.94%
Between -0.25% and 0.0%	55.56%	58.73%	59.02%	51.56%	57.81%
Between -0.25% and -0.5%	1.98%	0.00%	8.20%	0.00%	0.00%
Greater than -0.5%	0.40%	0.00%	1.64%	0.00%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Semiconductors Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	3.57%	1.59%	4.92%	6.25%	1.56%
Between 0.25% and 0.5%	5.16%	0.00%	1.64%	9.38%	7.81%
Between 0.0% and 0.25%	36.51%	31.75%	37.70%	31.24%	34.38%
Between -0.25% and 0.0%	49.21%	63.49%	49.18%	42.19%	54.69%
Between -0.25% and -0.5%	3.57%	3.17%	3.28%	6.25%	1.56%
Greater than -0.5%	1.98%	0.00%	3.28%	4.69%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

PowerShares Dynamic Software Portfolio

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	4.76%	0.00%	6.56%	6.25%	6.25%
Between 0.25% and 0.5%	4.76%	7.94%	4.92%	9.38%	4.69%
Between 0.0% and 0.25%	48.81%	33.33%	36.06%	45.30%	56.25%
Between -0.25% and 0.0%	38.89%	58.73%	45.90%	34.38%	32.81%
Between -0.25% and -0.5%	1.59%	0.00%	3.28%	3.13%	0.00%
Greater than -0.5%	1.19%	0.00%	3.28%	1.56%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Total Return Information

The table below presents information about the total return of each Underlying Intellidex in comparison to the total return of the Funds. The information presented for the Funds is for the fiscal year ended April 30, 2009.

"Average annual total returns" represent the average annual change in value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated. A Fund's per Share NAV is the value of one Share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of a Fund, and the market return is based on the market price per Share of a Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which a Fund is listed for trading, as of the time that a Fund's NAV is calculated. Since a Fund's Shares typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of a Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Funds, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Funds. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Shares of a Fund. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Funds' past performance is no guarantee of future results.

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
PowerShares Dynamic Banking Portfolio (At NAV)	-34.34%	N/A	-22.36%	-47.52%
PowerShares Dynamic Banking Portfolio (At Market)	-34.49%	N/A	-22.43%	-47.64%
Dynamic Banking IntellidexSM Index	-33.41%	N/A	-21.49%	-46.02%
S&P SuperComposite Commercial Banks Index	-50.32%	N/A	-31.64%	-62.57%
Dow Jones US Total Markets Bank Index	-58.06%	N/A	-37.58%	-70.41%
Dow Jones Regional Banks Index	-48.37%	N/A	-30.93%	-60.31%

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
KBW Banking Index	-58.60%	N/A	-36.54%	-67.88%
PowerShares Dynamic Biotechnology & Genome Portfolio (At NAV)	-27.41%	-9.21%	-3.35%	-12.30%
PowerShares Dynamic Biotechnology & Genome Portfolio (At Market)	-27.62%	-9.32%	-3.43%	-12.57%
Dynamic Biotechnology & Genome IntellidexSM Index	-26.65%	-9.07%	-3.22%	-11.85%
S&P SuperComposite Biotechnology Index	-10.08%	-0.84%	3.35%	13.47%
PowerShares Dynamic Building & Construction Portfolio (At NAV)	-36.61%	-15.51%	-9.02%	-28.23%
PowerShares Dynamic Building & Construction Portfolio (At Market)	-36.46%	-15.44%	-8.99%	-28.14%
Dynamic Building & Construction IntellidexSM Index	-36.15%	-14.71%	-8.14%	-25.78%
S&P SuperComposite Construction & Engineering Index	-37.70%	-1.91%	7.07%	27.01%
S&P SuperComposite Homebuilders Index	-26.32%	-30.48%	-27.79%	-68.00%
Russell 3000® Index	-34.95%	-10.94%	-6.79%	-21.81%
PowerShares Dynamic Energy Exploration & Production Portfolio (At NAV)	-50.42%	-10.60%	-5.13%	-16.87%
PowerShares Dynamic Energy Exploration & Production Portfolio (At Market)	-50.44%	-10.69%	-5.20%	-17.10%
Dynamic Energy Exploration & Production IntellidexSM Index	-50.16%	-10.17%	-4.65%	-15.39%
S&P SuperComposite Oil & Gas Exploration & Production Index	-48.42%	-2.89%	0.31%	1.08%
Russell 3000® Index	-34.95%	-10.94%	-6.79%	-21.81%
PowerShares Dynamic Food & Beverage Portfolio (At NAV)	-22.99%	-3.93%	-2.38%	-8.85%

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
PowerShares Dynamic Food & Beverage Portfolio (At Market)	-22.89%	-3.90%	-2.36%	-8.78%
Dynamic Food & Beverage IntellidexSM Index	-22.54%	-3.36%	-1.78%	-6.69%
S&P SuperComposite Food Beverage & Tobacco Index	-19.35%	1.12%	3.20%	12.84%
Russell 3000® Index	-34.95%	-10.94%	-5.72%	-20.20%
PowerShares Dynamic Healthcare Services Portfolio (At NAV)	-33.92%	N/A	-17.10%	-37.98%
PowerShares Dynamic Healthcare Services Portfolio (At Market)	-33.89%	N/A	-17.10%	-37.98%
Dynamic Healthcare Services IntellidexSM Index	-33.43%	N/A	-16.46%	-36.76%
S&P SuperComposite Health Care Providers and Services Index	-26.96%	N/A	-14.76%	-33.81%
Dow Jones Healthcare Providers Index	-29.26%	N/A	-15.54%	-35.35%
Dow Jones US Healthcare Index	-20.74%	N/A	-8.76%	-21.08%
PowerShares Dynamic Insurance Portfolio (At NAV)	-27.26%	-11.33%	-6.68%	-21.53%
PowerShares Dynamic Insurance Portfolio (At Market)	-27.53%	-11.47%	-6.79%	-21.87%
Dynamic Insurance IntellidexSM Index	-26.73%	-10.84%	-6.15%	-19.98%
S&P SuperComposite Insurance Index	-55.88%	-26.28%	-21.83%	-57.77%
Russell 3000® Index	-34.95%	-10.94%	-6.79%	-21.81%
PowerShares Dynamic Leisure and Entertainment Portfolio (At NAV)	-28.91%	-11.79%	-6.95%	-24.22%
PowerShares Dynamic Leisure and Entertainment Portfolio (At Market)	-29.09%	-11.86%	-6.99%	-24.34%
Dynamic Leisure and Entertainment IntellidexSM Index	-28.75%	-11.80%	-6.81%	-23.80%
S&P SuperComposite Hotels, Restaurants & Leisure Index	-21.16%	-5.11%	-0.56%	-2.14%
Russell 3000® Index	-34.95%	-10.94%	-5.72%	-20.20%

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
PowerShares Dynamic Media Portfolio (At NAV)	-38.30%	-16.29%	-13.65%	-43.18%
PowerShares Dynamic Media Portfolio (At Market)	-38.31%	-16.25%	-13.62%	-43.11%
Dynamic Media IntellidexSM Index	-37.96%	-16.37%	-13.54%	-42.91%
S&P SuperComposite Media Index	-35.17%	-13.96%	-10.55%	-34.79%
Russell 3000® Index	-34.95%	-10.94%	-5.72%	-20.20%
PowerShares Dynamic Networking Portfolio (At NAV)	-15.46%	-7.94%	-2.52%	-9.36%
PowerShares Dynamic Networking Portfolio (At Market)	-15.28%	-7.84%	-2.48%	-9.22%
Dynamic Networking IntellidexSM Index	-14.73%	-7.28%	-1.95%	-7.29%
S&P SuperComposite Communications Equipment Index	-23.10%	-9.79%	-1.87%	-6.98%
Russell 3000® Index	-34.95%	-10.94%	-5.72%	-20.20%
PowerShares Dynamic Oil & Gas Services Portfolio (At NAV)	-55.04%	-15.01%	-6.16%	-20.01%
PowerShares Dynamic Oil & Gas Services Portfolio (At Market)	-54.93%	-15.02%	-6.12%	-19.89%
Dynamic Oil & Gas Services IntellidexSM Index	-54.78%	-14.73%	-5.79%	-18.88%
S&P SuperComposite Energy Equipment & Services Index	-54.83%	-14.64%	-4.70%	-15.51%
S&P SuperComposite Oil & Gas Equipment & Services Index	2.23%	-14.10%	-3.29%	-11.06%
Russell 3000® Index	-34.95%	-10.94%	-6.79%	-21.81%
PowerShares Dynamic Pharmaceuticals Portfolio (At NAV)	-18.52%	-5.10%	-1.18%	-4.48%
PowerShares Dynamic Pharmaceuticals Portfolio (At Market)	-18.41%	-5.09%	-1.15%	-4.35%
Dynamic Pharmaceuticals IntellidexSM Index	-17.90%	-4.47%	-0.62%	-2.35%
S&P SuperComposite Pharmaceuticals Index	-18.67%	-5.53%	-4.73%	-16.95%
Russell 3000® Index	-34.95%	-10.94%	-5.72%	-20.20%

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
PowerShares Dynamic Retail Portfolio (At NAV)	-8.11%	-6.69%	-0.49%	-1.71%
PowerShares Dynamic Retail Portfolio (At Market)	-8.11%	-6.67%	-0.51%	-1.77%
Dynamic Retail IntellidexSM Index	-7.53%	-6.18%	0.04%	0.15%
S&P SuperComposite Retailing Index	-14.81%	-9.81%	-6.07%	-19.70%
Russell 3000® Index	-34.95%	-10.94%	-6.79%	-21.81%
PowerShares Dynamic Semiconductors Portfolio (At NAV)	-36.01%	-19.72%	-8.86%	-30.06%
PowerShares Dynamic Semiconductors Portfolio (At Market)	-36.01%	-19.72%	-8.88%	-30.10%
Dynamic Semiconductors IntellidexSM Index	-35.52%	-19.14%	-8.23%	-28.17%
S&P SuperComposite Semiconductor Index	-29.32%	-13.96%	-9.84%	-32.77%
Russell 3000® Index	-34.95%	-10.94%	-5.72%	-20.20%
PowerShares Dynamic Software Portfolio (At NAV)	-12.32%	-5.89%	0.67%	2.60%
PowerShares Dynamic Software Portfolio (At Market)	-12.37%	-5.92%	0.65%	2.53%
Dynamic Software IntellidexSM Index	-11.69%	-5.39%	1.22%	4.77%
S&P SuperComposite Software & Services Index	-26.32%	-6.07%	-3.09%	-11.33%
Russell 3000® Index	-34.95%	-10.94%	-5.72%	-20.20%

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. The Trust, however, has received from the SEC an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

For More Information

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Funds' SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:  Invesco Aim Distributors, Inc. at 1-800-337-4246
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust
c/o Invesco Aim Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21265.

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

PowerShares Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-PS-PRO-7

Investment Company Act File No. 811-21265

PowerShares Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated August 31, 2009

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectuses dated August 31, 2009 for the PowerShares Aerospace & Defense Portfolio, PowerShares Buyback AchieversTM Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares DWA Technical LeadersTM Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Market Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Value Line Industry Rotation Portfolio, PowerShares Value Line TimelinessTM Select Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio, PowerShares Zacks Micro Cap Portfolio and PowerShares Zacks Small Cap Portfolio, each a series of the PowerShares Exchange-Traded Fund Trust (the "Trust"), as they may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. A copy of any Prospectus may be obtained without charge by writing to the Trust's Distributor, Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free (800) 843-2639.

General Description of the Trust and the Funds	1

Exchange Listing and Trading	1

Investment Restrictions and Policies	2

Investment Policies and Risks	9

Management	14

Brokerage Transactions	39

Additional Information Concerning the Trust	41

Creation and Redemption of Creation Unit Aggregations	66

Taxes	80

Federal Tax Treatment of Futures and Options Contracts	83

Determination of NAV	83

Dividends and Distributions	84

Miscellaneous Information	84

Financial Statements	84

Appendix A	A-1

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares of 62 investment portfolios. This SAI relates to 57 of the investment portfolios (each a "Fund" and, together, the "Funds"). Each of the Funds is "non-diversified" and, as such, such Funds' investments are not required to meet certain diversification requirements under the 1940 Act, except for the PowerShares CleantechTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Market Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio, which are classified as "diversified" funds. The shares of the Funds are referred to herein as "Shares" or "Fund Shares."

The other five funds of the Trust, PowerShares FTSE NASDAQ Small Cap Portfolio, PowerShares NASDAQ-100 BuyWrite Portfolio, PowerShares NASDAQ Internet Portfolio, PowerShares NXQ Portfolio and PowerShares S&P 500 BuyWrite Portfolio are included in four separate prospectuses.

The Funds are managed by Invesco PowerShares Capital Management LLC (the "Adviser").

The Funds offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the relevant Underlying Index or Underlying Intellidex, as applicable, (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Shares of all of the Funds are listed on NYSE Arca, Inc. ("NYSE Arca"), except for the Shares of PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, which are listed on The NASDAQ Stock Market LLC ("NASDAQ" and, together with NYSE Arca, the "Exchanges"). Fund Shares trade on the relevant Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares for all Funds.

All Funds reserve the right to offer a "cash" option for creations and redemptions of Fund Shares, although they have no current intention of doing so. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of Shares of a Fund will continue to be met. The Exchanges may, but are not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index or Underlying Intellidex is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the relevant Exchange, makes further dealings on such Exchange inadvisable. The Exchanges will remove the Shares of a Fund from listing and trading upon termination of such Fund.

1

As in the case of other stocks traded on the Exchanges, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objectives

The investment objective of the PowerShares Aerospace & Defense Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "SPADETM Defense Index" (the "Underlying Index").

The investment objective of the PowerShares Buyback AchieversTM Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Share BuyBack AchieversTM Index" (the "Underlying Index").

The investment objective of the PowerShares CleantechTM Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called "The Cleantech IndexTM" (the "Underlying Index").

The investment objective of the PowerShares Dividend AchieversTM Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Broad Dividend AchieversTM Index" (the "Underlying Index").

The investment objective of the PowerShares DWA Technical LeadersTM Portfolio is to seek investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the Dorsey Wright Technical LeadersTM Index (the "Underlying Index").

The investment objective of the PowerShares Dynamic Banking Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Banking IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Basic Materials Sector Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Basic Materials Sector IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Biotechnology & Genome Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Biotechnology & Genome IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Building & Construction Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Building & Construction IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Consumer Discretionary Sector Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Consumer Discretionary Sector IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Consumer Staples Sector Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Consumer Staples Sector IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Energy Exploration & Production Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Energy Exploration & Production IntellidexSM Index" (the "Underlying Intellidex").

2

The investment objective of the PowerShares Dynamic Energy Sector Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Energy Sector IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Financial Sector Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Financial Sector IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Food & Beverage Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Food & Beverage IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Healthcare Sector Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Healthcare Sector IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Healthcare Services Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Healthcare Services IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Industrials Sector Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Industrials Sector IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Insurance Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Insurance IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Large Cap Growth Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Large Cap Growth IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Large Cap Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Large Cap IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Large Cap Value Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Large Cap Value IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Leisure and Entertainment Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Leisure and Entertainment IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic MagniQuant Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Top 200 Dynamic IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Market Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Market IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Media Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Media IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Mid Cap Growth Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Mid Cap Growth IntellidexSM Index" (the "Underlying Intellidex").

3

The investment objective of the PowerShares Dynamic Mid Cap Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Mid Cap IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Mid Cap Value Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Mid Cap Value IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Networking Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Networking IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Oil & Gas Services Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Oil Services IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic OTC Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic OTC IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Pharmaceuticals Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Pharmaceuticals IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Retail Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Retail IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Semiconductors Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Semiconductors IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Small Cap Growth Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Small Cap Growth IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Small Cap Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Small Cap IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Small Cap Value Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Small Cap Value IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Software Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Software IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Technology Sector Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Technology Sector IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Dynamic Telecommunications & Wireless Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Telecommunications & Wireless IntellidexSM Index" (the "Underlying Intellidex").

4

The investment objective of the PowerShares Dynamic Utilities Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Dynamic Utilities IntellidexSM Index" (the "Underlying Intellidex").

The investment objective of the PowerShares Financial Preferred Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the "Wells Fargo® Hybrid & Preferred Financial Index" (the "Underlying Index").

The investment objective of the PowerShares FTSE RAFI US 1000 Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "FTSE RAFI US 1000 Index" (the "Underlying Index").

The investment objective of the PowerShares FTSE RAFI US 1500 Small-Mid Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "FTSE RAFI US 1500 Small-Mid Index" (the "Underlying Index").

The investment objective of the PowerShares Golden Dragon Halter USX China Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Halter USX China Index" (the "Underlying Index").

The investment objective of the PowerShares High Yield Equity Dividend AchieversTM Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Mergent Dividend AchieversTM 50 Index" (the "Underlying Index").

The investment objective of the PowerShares International Dividend AchieversTM Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "International Dividend AchieversTM Index" (the "Underlying Index").

The investment objective of the PowerShares Listed Private Equity Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Red Rocks Capital Listed Private Equity Index" (the "Underlying Index").

The investment objective of the PowerShares Lux Nanotech Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Lux Nanotech IndexTM" (the "Underlying Index").

The investment objective of the PowerShares Value Line Industry Rotation Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Value Line Industry Rotation Index" (the "Underlying Index").

The investment objective of the PowerShares Value Line TimelinessTM Select Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Value Line TimelinessTM Select Index" (the "Underlying Index").

The investment objective of the PowerShares Water Resources Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Palisades Water Index" (the "Underlying Index").

The investment objective of the PowerShares WilderHill Clean Energy Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "WilderHill Clean Energy Index" (the "Underlying Index").

The investment objective of the PowerShares WilderHill Progressive Energy Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses of an equity index called the "WilderHill Progressive Energy Index" (the "Underlying Index").

The investment objective of the PowerShares Zacks Micro Cap Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Zacks Micro Cap Index" (the "Underlying Index").

5

The investment objective of the PowerShares Zacks Small Cap Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Zacks Small Cap Index" (the "Underlying Index").

Investment Restrictions

The Board of Trustees of the Trust (the "Board of Trustees") has adopted as fundamental policies the Funds' respective investment restrictions numbered (1) through (12) below, except that restrictions (1) and (2) do not apply to the PowerShares Aerospace & Defense Portfolio, PowerShares Buyback AchieversTM Portfolio, PowerShares DWA Technical LeadersTM Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Value Line Industry Rotation Portfolio, PowerShares Value Line TimelinessTM Select Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio, PowerShares Zacks Micro Cap Portfolio and PowerShares Zacks Small Cap Portfolio. Except as noted in the prior sentence or as otherwise noted below, each Fund, as a fundamental policy, may not:

(1)  As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

(2)  As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

(3)  With respect to the PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4)  With respect to the PowerShares Aerospace & Defense Portfolio, PowerShares Buyback AchieversTM Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares DWA Technical LeadersTM Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Portfolio,

6

PowerShares Dynamic Small Cap Value Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Value Line Industry Rotation Portfolio, PowerShares Value Line TimelinessTM Select Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio, PowerShares Zacks Micro Cap Portfolio and PowerShares Zacks Small Cap Portfolio, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the respective Underlying Index or Underlying Intellidex that the Fund replicates, concentrates in an industry or group of industries. The PowerShares Dynamic Telecommunications & Wireless Portfolio will invest at least 25% of the value of its total assets in the telecommunications and wireless industry. The PowerShares Water Resources Fund will invest at least 25% of the value of its total assets in the water industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(5)  With respect to the PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Golden Dragon Halter USX China Portfolio and PowerShares High Yield Equity Dividend AchieversTM Portfolio, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(6)  With respect to the PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares FTSE RAFI US 1000, PowerShares International Dividend AchieversTM Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Value Line TimelinessTM Select Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares Zacks Micro Cap Portfolio and PowerShares Zacks Small Cap Portfolio, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(7)  With respect to the PowerShares Buyback AchieversTM Portfolio, PowerShares DWA Technical LeadersTM Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Small Cap Portfolio, PowerShares Dynamic Technology Sector Portfolio,

7

PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares Value Line Industry Rotation Portfolio and PowerShares WilderHill Progressive Energy Portfolio, borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(8)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(9)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(10)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(11)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(12)  Issue senior securities, except as permitted under the 1940 Act.

Except for restrictions (5) and (6) and (7), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  With respect to the PowerShares Listed Private Equity Portfolio and the PowerShares Lux Nanotech Portfolio, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4)  Except with respect to the PowerShares Listed Private Equity Portfolio and the PowerShares Lux Nanotech Portfolio, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although no Fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

8

(5)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(6)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

(7)  With respect to the PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Golden Dragon Halter USX China Portfolio and PowerShares High Yield Equity Dividend AchieversTM Portfolio, enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by such instruments or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Funds is contained in each Fund's Prospectus in the "Principal Risks of Investing in the Funds" and "Additional Risks" sections. The discussion below supplements, and should be read in conjunction with, these sections of each Fund's Prospectus.

An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index or Underlying Intellidex. Each Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index or Underlying Intellidex; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to its Underlying Index's or Underlying Intellidex's average monthly total returns over the prior one-year period(s) or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index or Underlying Intellidex is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index or

9

Underlying Intellidex, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over one-year period(s), by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's or Underlying Intellidex's returns.

Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of each Fund's total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board of Trustees, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

10

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. Each Fund, other than PowerShares Listed Private Equity Portfolio and PowerShares Lux Nanotech Portfolio, may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate. With respect to the PowerShares Listed Private Equity Portfolio and PowerShares Lux Nanotech Portfolio, under the 1940 Act, each Fund's investment in investment companies is limited to 3% of the total outstanding stock of an issuer, including any stock owned by affiliated persons of the Fund.

Real Estate Investment Trusts ("REITs"). Each Fund may invest in the securities of REITs, which pool investors' funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs. The Funds could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operated expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Funds. By investing in REITs indirectly through the Funds, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

11

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. Each Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index or Underlying Intellidex, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. Each Fund will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer," i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided they claim an exclusion from regulation as a commodity pool operator. Each Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which each Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds' Prospectuses and this SAI.

12

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate each Fund's existing position in the contract.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index or Underlying Intellidex. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to the Underlying Index or Underlying Intellidex if the index underlying the futures contract differs from the Underlying Index or Underlying Intellidex.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

13

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that each Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

MANAGEMENT

The general supervision of the duties performed by the Adviser for the Funds under the investment advisory agreement (the "Investment Advisory Agreement") is the responsibility of the Board of Trustees. The Trust currently has five Trustees. Four Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other Trustee (the "Management Trustee") is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's 62 portfolios, three other exchange-traded funds with 38 portfolios advised by the Adviser (collectively, the "Fund Family") and 228 other portfolios advised by an affiliated person of the Adviser.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (51) YQA Capital Management LLC 1755 S. Naperville Rd. Suite 100 Wheaton, IL 60187	Trustee	Since 2003	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	100	None

14

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Marc M. Kole (48) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Vice President of Finance and Accounting, Hope Network (social services) (November 2008-Present); formerly, Assistant Vice President and Controller, Priority Health (September 2005-April 2008); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	100	None

Philip M. Nussbaum (47) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.); formerly Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-July 1999)	100	None

Donald H. Wilson (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	President and Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (August 2007-April 2009); formerly, Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (February 2006-August 2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995-February 2006)	100	None

*  This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

Name, Address and Age of Management Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Management Trustee	Other Directorships Held by Management Trustee
H. Bruce Bond (45) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board of Trustees, Trustee and President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly, Manager, Nuveen Investments (April 1998-August 2002)	100	None

15

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan (54) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer and Treasurer since 2006 and Secretary since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (September 2005-Present); formerly, Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin R. Gustafson (43) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2004	General Counsel, Invesco PowerShares Capital Management LLC (September 2004-Present); formerly, Chief Compliance Officer, Invesco PowerShares Capital Management LLC (September 2004-April 2008)

John W. Southard, Jr., CFA, MBA (39) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly, Treasurer of the Trust (April 2003-April 2006); Senior Equity Analyst, Charles Schwab & Company (May 2001-August 2002)

*  This is the period for which the Trustee/Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2008 is shown below.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Aerospace & Defense Portfolio	Dollar Range of Equity Securities in the PowerShares Buyback AchieversTM Portfolio	Dollar Range of Equity Securities in the PowerShares CleantechTM Portfolio	Dollar Range of Equity Securities in PowerShares Dividend AchieversTM Portfolio
Ronn R. Bagge	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	$10,001-$50,000
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in the PowerShares DWA Technical LeadersTM Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Banking Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Basic Materials Sector Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Biotechnology & Genome Portfolio
Ronn R. Bagge	$10,001-$100,000	None	None	None
Marc M. Kole	$10,001-$50,000	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Building & Construction Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Consumer Discretionary Sector Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Consumer Staples Sector Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Energy Exploration & Production Portfolio
Ronn R. Bagge	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None

16

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Energy Sector Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Financial Sector Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Food & Beverage Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Healthcare Sector Portfolio
Ronn R. Bagge	None	None	None	None
Marc M. Kole	$50,001-$100,000	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Healthcare Services Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Industrials Sector Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Insurance Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Large Cap Growth Portfolio
Ronn R. Bagge	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	$10,001-$50,000
H. Bruce Bond	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Large Cap Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Large Cap Value Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Leisure and Entertainment Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic MagniQuant Portfolio
Ronn R. Bagge	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	$10,001-$50,000
Donald H. Wilson	None	$10,001-$50,000	None	None
H. Bruce Bond	over $100,000	None	None	over $100,000
Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Market Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Media Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Mid Cap Growth Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Mid Cap Portfolio
Ronn R. Bagge	None	None	None	None
Marc M. Kole	$10,001-$50,000	None	None	None
Philip M. Nussbaum	over $100,000	None	None	None
Donald H. Wilson	None	None	None	$10,001-$50,000
H. Bruce Bond	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Mid Cap Value Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Networking Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Oil & Gas Services Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic OTC Portfolio
Ronn R. Bagge	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	$10,001-$50,000
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None

17

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Pharmaceuticals Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Retail Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Semiconductors Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Small Cap Growth Portfolio
Ronn R. Bagge	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Small Cap Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Small Cap Value Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Software Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Technology Sector Portfolio
Ronn R. Bagge	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	$10,001-$50,000	None	None	None
H. Bruce Bond	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Telecommunications & Wireless Portfolio	Dollar Range of Equity Securities in the PowerShares Dynamic Utilities Portfolio	Dollar Range of Equity Securities in the PowerShares Financial Preferred Portfolio	Dollar Range of Equity Securities in PowerShares FTSE RAFI US 1000 Portfolio
Ronn R. Bagge	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	$10,001-$50,000
Donald H. Wilson	None	None	None	$10,001-$50,000
H. Bruce Bond	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in the PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	Dollar Range of Equity Securities in the PowerShares Golden Dragon Halter USX China Portfolio	Dollar Range of Equity Securities in the PowerShares High Yield Equity Dividend AchieversTM Portfolio	Dollar Range of Equity Securities in the PowerShares International Dividend AchieversTM Portfolio
Ronn R. Bagge	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	$10,001-$50,000	None	$1-$10,000
Donald H. Wilson	None	None	None	$10,001-$50,000
H. Bruce Bond	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in the PowerShares Listed Private Equity Portfolio	Dollar Range of Equity Securities in the PowerShares Lux Nanotech Portfolio	Dollar Range of Equity Securities in the PowerShares Value Line Industry Rotation Portfolio	Dollar Range of Equity Securities in the PowerShares Value Line TimelinessTM Select Portfolio
Ronn R. Bagge	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None

18

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Water Resources Portfolio	Dollar Range of Equity Securities in the PowerShares WilderHill Clean Energy Portfolio	Dollar Range of Equity Securities in the PowerShares WilderHill Progressive Energy Portfolio	Dollar Range of Equity Securities in the PowerShares Zacks Micro Cap Portfolio
Ronn R. Bagge	None	None	None	None
Marc M. Kole	$10,001-$50,000	$10,001-$50,000	None	None
Philip M. Nussbaum	$1-$10,000	$1-$10,000	None	$10,001-$50,000
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in the PowerShares Zacks Small Cap Portfolio		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Ronn R. Bagge	None		over $100,000
Marc M. Kole	None		over $100,000
Philip M. Nussbaum	None		over $100,000
Donald H. Wilson	None		over $100,000
H. Bruce Bond	None		over $100,000

As of the date of this SAI, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.

The trusts in the Fund Family pay each Independent Trustee an annual retainer of $195,000 for their service as Trustee (the "Retainer"). Prior to May 1, 2009, the Trust and the PowerShares Exchange-Traded Fund Trust II ("Trust II") paid $155,000 of the Retainer, half of which is allocated pro rata between the funds of the Trust and Trust II, and the other half of which is allocated between the funds of the Trust and the funds of Trust II based on average net assets. The other trusts in the Fund Family paid the remaining $40,000 of the Retainer. Effective May 1, 2009, the Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner as the Retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

The Trust has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the Trust or Trust II that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan.

The Board of Trustees of the Trust met six times during the fiscal year ended April 30, 2009.

The Board of Trustees has an Audit Committee, consisting of the four Independent Trustees. Messrs. Bagge, Kole, Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board of Trustees the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended April 30, 2009, the Audit Committee held five meetings.

19

The Board of Trustees also has a Nominating and Governance Committee consisting of the four Independent Trustees. Messrs. Bagge, Kole, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board of Trustees membership, and evaluate candidates for Board of Trustees membership. The Board of Trustees will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee as described below under the caption "Shareholder Communications." During the fiscal year ended April 30, 2009, the Nominating and Corporate Governance Committee held four meetings.

The following sets forth the fees paid to each Trustee for the fiscal year ended April 30, 2009:

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex(1)
Ronn R. Bagge	$131,283	N/A	$205,000
Marc M. Kole	$131,283	N/A	$205,000
Philip M. Nussbaum	$123,327	N/A	$195,000
Donald H. Wilson	$123,327	N/A	$195,000
H. Bruce Bond	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all of the series of the trusts in the Fund Family as of April 30, 2009 before deferral by the Trustees under the DC Plan. As of April 30, 2009, the values of the deferral accounts for Messrs. Bagge and Nussbaum pursuant to the DC Plan were $23,654 and $244,519, respectively.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of each Fund.

Shareholder Communications. Shareholders may send communications to the Trust's Board of Trustees by addressing the communications directly to the Board of Trustees (or individual Board of Trustees members) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Board of Trustees members). The shareholder may send the communication to either the Trust's office or directly to such Board of Trustees members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management. Such communications will be forwarded to the Board of Trustees at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for and manages the investment and reinvestment of the assets of the Funds. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Portfolio Managers. The Adviser uses a team of portfolio managers (the "Portfolio Managers"), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources. John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the Funds. Peter Hubbard, who reports to Mr. Southard, is the member of the portfolio management team who is currently primarily responsible for the Funds' day-to-day management. Mr. Hubbard receives management assistance from Joshua Betts, John Browning, Michael Jeanette, Jeffrey Kernagis, Brian McGreal and Travis Trampe.

As of July 31, 2009, in addition to 62 Funds of the Trust, Mr. Southard managed 33 portfolios of exchange-traded funds in the Fund Family with a total of approximately $12.0 billion in assets, no other pooled investment vehicles and 19 exchange-traded funds listed in Europe with a total of approximately $739.5 million in assets.

20

As of July 31, 2009, in addition to 62 Funds of the Trust, Mr. Hubbard managed 33 portfolios of exchange-traded funds in the Fund Family with a total of approximately $12.0 billion in assets, no other pooled investment vehicles and 19 exchange-traded funds listed in Europe with a total of approximately $739.5 million in assets.

As of July 31, 2009, in addition to three Funds of the Trust, Mr. Betts managed 22 portfolios of exchange-traded funds in the Fund Family with a total of approximately $1.3 billion in assets, no other pooled investment vehicles and 18 exchange-traded funds listed in Europe with a total of approximately $606.3 million in assets.

As of July 31, 2009, in addition to 58 Funds of the Trust, Mr. Browning managed three portfolios of exchange-traded funds in the Fund Family with a total of approximately $6.9 billion in assets, no other pooled investment vehicles.

As of July 31, 2009, in addition to 58 Funds of the Trust, Mr. Jeanette managed three portfolios of exchange-traded funds in the Fund Family with a total of approximately $6.9 billion in assets and no other pooled investment vehicles.

As of July 31, 2009, in addition to three Funds of the Trust, Mr. Kernagis managed eight portfolios of exchange-traded funds in the Fund Family with a total of approximately $3.7 billion in assets, no other pooled investment vehicles and one exchange-traded fund listed in Europe with a total of approximately $133.2 million in assets.

As of July 31, 2009, in addition to three Funds of the Trust, Mr. McGreal managed 22 portfolios of exchange-traded funds in the Fund Family with a total of approximately $1.5 billion in assets, no other pooled investment vehicles and 18 exchange-traded funds listed in Europe with a total of approximately $606.3 million in assets.

As of July 31, 2009, in addition to one Fund of the Trust, Mr. Trampe managed 22 portfolios of exchange-traded funds in the Fund Family with a total of approximately $1.4 billion in assets, no other pooled investment vehicles and 18 exchange-traded funds listed in Europe with a total of approximately $606.3 million in assets.

Although the Funds that are managed by the Portfolio Managers may have different investment strategies, each has a portfolio objective of replicating its Underlying Index or Underlying Intellidex. The Adviser does not believe that management of the different Funds presents a material conflict of interest for the portfolio manager or the Adviser.

The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

As of July 31, 2009, the dollar range of securities beneficially owned by Mr. Southard in the Trust was over $1,000,000. As of July 31, 2009, the dollar ranges of securities beneficially owned by Messrs. Betts, Browning, Hubbard, Jeanette, Kernagis, McGreal and Trampe in the Trust were $1-$10,000, $1-$10,000, $0, $0, $10,001-$50,000, $0 and $0, respectively. The portfolio holdings of Messrs. Southard, Betts and Kernagis, as of July 31, 2009 in the Funds in which they own securities are shown below.

John W. Southard, Jr.	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Dynamic Market Portfolio				X
PowerShares Financial Preferred Portfolio				X
PowerShares CleantechTM Portfolio			X
PowerShares Dynamic Financial Sector Portfolio			X
PowerShares Golden Dragon Halter USX China Portfolio		X
PowerShares Dynamic Utilities Portfolio	X
PowerShares Dynamic Banking Portfolio		X
PowerShares Dynamic Small Cap Value Portfolio			X

21

Joshua Betts	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares FTSE RAFI US 1000 Portfolio	X
John Browning	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Financial Preferred Portfolio	X
PowerShares Golden Dragon Halter USX China Portfolio	X
PowerShares Listed Private Equity Portfolio	X
Jeffrey Kernagis	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares WilderHill Clean Energy Portfolio		X
PowerShares Financial Preferred Portfolio	X

Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Adviser and the Trust, each Fund has agreed to pay an annual advisory fee equal to a percentage of its average daily net assets set forth in the chart below (the "Advisory Fee").

Fund	Fee
PowerShares Aerospace & Defense Portfolio	0.50% of average daily net assets
PowerShares Buyback AchieversTM Portfolio	0.50% of average daily net assets
PowerShares CleantechTM Portfolio	0.50% of average daily net assets
PowerShares Dividend AchieversTM Portfolio	0.40% of average daily net assets
PowerShares DWA Technical LeadersTM Portfolio	0.50% of average daily net assets
PowerShares Dynamic Banking Portfolio	0.50% of average daily net assets
PowerShares Dynamic Basic Materials Sector Portfolio	0.50% of average daily net assets
PowerShares Dynamic Biotechnology & Genome Portfolio	0.50% of average daily net assets
PowerShares Dynamic Building & Construction Portfolio	0.50% of average daily net assets
PowerShares Dynamic Consumer Discretionary Sector Portfolio	0.50% of average daily net assets
PowerShares Dynamic Consumer Staples Sector Portfolio	0.50% of average daily net assets
PowerShares Dynamic Energy Exploration & Production Portfolio	0.50% of average daily net assets
PowerShares Dynamic Energy Sector Portfolio	0.50% of average daily net assets
PowerShares Dynamic Financial Sector Portfolio	0.50% of average daily net assets
PowerShares Dynamic Food & Beverage Portfolio	0.50% of average daily net assets
PowerShares Dynamic Healthcare Sector Portfolio	0.50% of average daily net assets
PowerShares Dynamic Healthcare Services Portfolio	0.50% of average daily net assets
PowerShares Dynamic Industrials Sector Portfolio	0.50% of average daily net assets
PowerShares Dynamic Insurance Portfolio	0.50% of average daily net assets
PowerShares Dynamic Large Cap Growth Portfolio	0.50% of average daily net assets
PowerShares Dynamic Large Cap Portfolio	0.50% of average daily net assets
PowerShares Dynamic Large Cap Value Portfolio	0.50% of average daily net assets
PowerShares Dynamic Leisure and Entertainment Portfolio	0.50% of average daily net assets
PowerShares Dynamic MagniQuant Portfolio	0.50% of average daily net assets
PowerShares Dynamic Market Portfolio	0.50% of average daily net assets

22

Fund	Fee
PowerShares Dynamic Media Portfolio	0.50% of average daily net assets
PowerShares Dynamic Mid Cap Growth Portfolio	0.50% of average daily net assets
PowerShares Dynamic Mid Cap Portfolio	0.50% of average daily net assets
PowerShares Dynamic Mid Cap Value Portfolio	0.50% of average daily net assets
PowerShares Dynamic Networking Portfolio	0.50% of average daily net assets
PowerShares Dynamic Oil & Gas Services Portfolio	0.50% of average daily net assets
PowerShares Dynamic OTC Portfolio	0.50% of average daily net assets
PowerShares Dynamic Pharmaceuticals Portfolio	0.50% of average daily net assets
PowerShares Dynamic Retail Portfolio	0.50% of average daily net assets
PowerShares Dynamic Semiconductors Portfolio	0.50% of average daily net assets
PowerShares Dynamic Small Cap Growth Portfolio	0.50% of average daily net assets
PowerShares Dynamic Small Cap Portfolio	0.50% of average daily net assets
PowerShares Dynamic Small Cap Value Portfolio	0.50% of average daily net assets
PowerShares Dynamic Software Portfolio	0.50% of average daily net assets
PowerShares Dynamic Technology Sector Portfolio	0.50% of average daily net assets
PowerShares Dynamic Telecommunications & Wireless Portfolio	0.50% of average daily net assets
PowerShares Dynamic Utilities Portfolio	0.50% of average daily net assets
PowerShares Financial Preferred Portfolio	0.50% of average daily net assets
PowerShares FTSE RAFI US 1000 Portfolio	0.29% of average daily net assets*
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	0.29% of average daily net assets*
PowerShares Golden Dragon Halter USX China Portfolio	0.50% of average daily net assets
PowerShares High Yield Equity Dividend AchieversTM Portfolio	0.40% of average daily net assets
PowerShares International Dividend AchieversTM Portfolio	0.40% of average daily net assets
PowerShares Listed Private Equity Portfolio	0.50% of average daily net assets
PowerShares Lux Nanotech Portfolio	0.50% of average daily net assets
PowerShares Value Line Industry Rotation Portfolio	0.50% of average daily net assets
PowerShares Value Line TimelinessTM Select Portfolio	0.50% of average daily net assets
PowerShares Water Resources Portfolio	0.50% of average daily net assets
PowerShares WilderHill Clean Energy Portfolio	0.50% of average daily net assets
PowerShares WilderHill Progressive Energy Portfolio	0.50% of average daily net assets
PowerShares Zacks Micro Cap Portfolio	0.50% of average daily net assets
PowerShares Zacks Small Cap Portfolio	0.50% of average daily net assets

*  Prior to November 1, 2008, the Fund paid an annual advisory fee equal to 0.50% of average daily net assets.

Each Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") with the Trust, pursuant to which for all Funds other than PowerShares Dynamic Market Portfolio

23

and PowerShares Dynamic OTC Portfolio, the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each Fund (for PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio sub-licensing fees are not excluded) (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes and extraordinary expenses) from exceeding the percentage of its average net assets set forth in the chart below (the "Expense Cap"), at least until August 31, 2010. The offering costs excluded from the Expense Cap set forth below for each Fund (except PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio) are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser, other than for PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by each Fund if it would result in the Fund exceeding its Expense Cap.

For PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Funds (excluding interest expenses, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding the percentage of its average net assets set forth in the chart below at least until August 31, 2010.

Fund	Expense Cap
PowerShares Aerospace & Defense Portfolio	0.60% of average net assets
PowerShares Buyback AchieversTM Portfolio	0.60% of average net assets
PowerShares CleantechTM Portfolio	0.60% of average net assets
PowerShares Dividend AchieversTM Portfolio	0.50% of average net assets
PowerShares DWA Technical LeadersTM Portfolio	0.60% of average net assets
PowerShares Dynamic Banking Portfolio	0.60% of average net assets
PowerShares Dynamic Basic Materials Sector Portfolio	0.60% of average net assets
PowerShares Dynamic Biotechnology & Genome Portfolio	0.60% of average net assets
PowerShares Dynamic Building & Construction Portfolio	0.60% of average net assets
PowerShares Dynamic Consumer Discretionary Sector Portfolio	0.60% of average net assets
PowerShares Dynamic Consumer Staples Sector Portfolio	0.60% of average net assets
PowerShares Dynamic Energy Exploration & Production Portfolio	0.60% of average net assets
PowerShares Dynamic Energy Sector Portfolio	0.60% of average net assets
PowerShares Dynamic Financial Sector Portfolio	0.60% of average net assets
PowerShares Dynamic Food & Beverage Portfolio	0.60% of average net assets
PowerShares Dynamic Healthcare Sector Portfolio	0.60% of average net assets
PowerShares Dynamic Healthcare Services Portfolio	0.60% of average net assets
PowerShares Dynamic Industrials Sector Portfolio	0.60% of average net assets
PowerShares Dynamic Insurance Portfolio	0.60% of average net assets
PowerShares Dynamic Large Cap Growth Portfolio	0.60% of average net assets
PowerShares Dynamic Large Cap Portfolio	0.60% of average net assets
PowerShares Dynamic Large Cap Value Portfolio	0.60% of average net assets
PowerShares Dynamic Leisure and Entertainment Portfolio	0.60% of average net assets
PowerShares Dynamic MagniQuant Portfolio	0.60% of average net assets

24

Fund	Expense Cap
PowerShares Dynamic Market Portfolio	0.60% of average net assets
PowerShares Dynamic Media Portfolio	0.60% of average net assets
PowerShares Dynamic Mid Cap Growth Portfolio	0.60% of average net assets
PowerShares Dynamic Mid Cap Portfolio	0.60% of average net assets
PowerShares Dynamic Mid Cap Value Portfolio	0.60% of average net assets
PowerShares Dynamic Networking Portfolio	0.60% of average net assets
PowerShares Dynamic Oil & Gas Services Portfolio	0.60% of average net assets
PowerShares Dynamic OTC Portfolio	0.60% of average net assets
PowerShares Dynamic Pharmaceuticals Portfolio	0.60% of average net assets
PowerShares Dynamic Retail Portfolio	0.60% of average net assets
PowerShares Dynamic Semiconductors Portfolio	0.60% of average net assets
PowerShares Dynamic Small Cap Growth Portfolio	0.60% of average net assets
PowerShares Dynamic Small Cap Portfolio	0.60% of average net assets
PowerShares Dynamic Small Cap Value Portfolio	0.60% of average net assets
PowerShares Dynamic Software Portfolio	0.60% of average net assets
PowerShares Dynamic Technology Sector Portfolio	0.60% of average net assets
PowerShares Dynamic Telecommunications & Wireless Portfolio	0.60% of average net assets
PowerShares Dynamic Utilities Portfolio	0.60% of average net assets
PowerShares Financial Preferred Portfolio	0.60% of average net assets
PowerShares FTSE RAFI US 1000 Portfolio	0.39% of average net assets*
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	0.39% of average net assets*
PowerShares Golden Dragon Halter USX China Portfolio	0.60% of average net assets
PowerShares High Yield Equity Dividend AchieversTM Portfolio	0.50% of average net assets
PowerShares International Dividend AchieversTM Portfolio	0.50% of average net assets
PowerShares Listed Private Equity Portfolio	0.60% of average net assets
PowerShares Lux Nanotech Portfolio	0.60% of average net assets
PowerShares Value Line Industry Rotation Portfolio	0.60% of average net assets
PowerShares Value Line TimelinessTM Select Portfolio	0.60% of average net assets
PowerShares Water Resources Portfolio	0.60% of average net assets
PowerShares WilderHill Clean Energy Portfolio	0.60% of average net assets
PowerShares WilderHill Progressive Energy Portfolio	0.60% of average net assets
PowerShares Zacks Micro Cap Portfolio	0.60% of average net assets
PowerShares Zacks Small Cap Portfolio	0.60% of average net assets

*  Prior to November 1, 2008, the Adviser agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund from exceeding 0.60% of average daily net assets. Prior to November 1, 2008, the sub-licensing fees were excluded from the Expense Cap.

25

The aggregate amount of the Advisory Fee paid by each Fund to the Adviser during the Fund's fiscal years ended April 30, 2007, 2008 and 2009, and the aggregate amount of fees waived by the Adviser (net of expenses reimbursed to the Adviser under the Expense Agreement) during those periods are set forth in the chart below.

	Advisory Fees Paid for the Fiscal Year Ended			(Waivers) and/or Recapture for the Fiscal Year Ended
	April 30, 2007	April 30, 2008	April 30, 2009	April 30, 2007	April 30, 2008	April 30, 2009	Date of Commencement of Operations
PowerShares Aerospace & Defense Portfolio	$589,182	$1,520,817	$805,647	($118,441)	$68,771	($11,656)	10/26/05
PowerShares Buyback AchieversTM Portfolio	$69,278	$395,906	$209,192	($42,482)	($53,284)	($91,605)	12/20/06
PowerShares CleantechTM Portfolio	$68,193	$365,806	$571,846	($48,163)	($57,076)	($66,705)	10/24/06
PowerShares Dividend AchieversTM Portfolio	$183,332	$277,676	$283,809	($150,733)	($82,124)	($98,989)	9/15/05
PowerShares DWA Technical LeadersTM Portfolio	$35,114	$1,080,236	$1,315,339	($35,114)	$52,829	$21,472	3/1/07
PowerShares Dynamic Banking Portfolio	$21,892	$307,703	$544,048	($21,892)	($74,802)	($77,300)	10/12/06
PowerShares Dynamic Basic Materials Sector Portfolio	$39,686	$161,486	$140,028	($39,686)	($91,354)	($90,201)	10/12/06
PowerShares Dynamic Biotechnology & Genome Portfolio	$1,165,041	$1,176,263	$936,718	($78,242)	$17,336	$9,388	6/23/05
PowerShares Dynamic Building & Construction Portfolio	$75,528	$105,659	$121,410	($75,528)	($116,382)	($104,483)	10/26/05
PowerShares Dynamic Consumer Discretionary Sector Portfolio	$35,535	$80,226	$49,691	($35,535)	($97,703)	($103,099)	10/12/06
PowerShares Dynamic Consumer Staples Sector Portfolio	$33,403	$99,874	$155,298	($33,403)	($96,704)	($91,015)	10/12/06
PowerShares Dynamic Energy Exploration & Production Portfolio	$530,156	$743,351	$452,351	($117,014)	($27,558)	($50,362)	10/26/05
PowerShares Dynamic Energy Sector Portfolio	$46,867	$163,545	$137,746	($46,867)	($89,121)	($91,764)	10/12/06
PowerShares Dynamic Financial Sector Portfolio	$37,529	$70,669	$100,674	($37,529)	($99,693)	($97,127)	10/12/06
PowerShares Dynamic Food & Beverage Portfolio	$142,996	$210,919	$394,573	($142,996)	($104,686)	($62,271)	6/23/05
PowerShares Dynamic Healthcare Sector Portfolio	$47,574	$468,210	$464,267	($46,927)	($54,628)	($53,889)	10/12/06
PowerShares Dynamic Healthcare Services Portfolio	$47,899	$261,554	$103,521	($47,524)	($68,092)	($93,104)	10/12/06
PowerShares Dynamic Industrials Sector Portfolio	$49,975	$193,324	$260,664	($48,047)	($85,993)	($82,709)	10/12/06
PowerShares Dynamic Insurance Portfolio	$214,060	$248,412	$144,737	($140,805)	($93,139)	($101,778)	10/26/05
PowerShares Dynamic Large Cap Growth Portfolio	$959,057	$2,635,464	$2,169,170	($91,092)	$177,056	$46,729	3/3/05
PowerShares Dynamic Large Cap Portfolio	$30,709	$79,933	$153,981	($30,709)	($103,842)	($86,975)	12/1/06
PowerShares Dynamic Large Cap Value Portfolio	$1,274,562	$1,330,936	$1,188,000	($97,962)	$95,715	$50,808	3/3/05

26

	Advisory Fees Paid for the Fiscal Year Ended			(Waivers) and/or Recapture for the Fiscal Year Ended
	April 30, 2007	April 30, 2008	April 30, 2009	April 30, 2007	April 30, 2008	April 30, 2009	Date of Commencement of Operations
PowerShares Dynamic Leisure and Entertainment Portfolio	$167,805	$169,825	$54,412	($146,252)	($107,914)	($111,335)	6/23/05
PowerShares Dynamic MagniQuant Portfolio	$146,255	$417,512	$215,277	($49,137)	($40,209)	($95,976)	10/12/06
PowerShares Dynamic Market Portfolio	$4,602,483	$4,065,649	$2,059,695	($206,366)	($48,609)	($7,816)	5/1/03
PowerShares Dynamic Media Portfolio	$124,348	$224,636	$89,850	($124,348)	($97,999)	($105,876)	6/23/05
PowerShares Dynamic Mid Cap Growth Portfolio	$582,772	$1,580,803	$1,269,358	($116,666)	$80,131	$48,844	3/3/05
PowerShares Dynamic Mid Cap Portfolio	$27,683	$85,031	$95,334	($27,683)	($102,985)	($98,727)	12/1/06
PowerShares Dynamic Mid Cap Value Portfolio	$349,618	$515,440	$273,120	($132,535)	($47,297)	($82,973)	3/3/05
PowerShares Dynamic Networking Portfolio	$122,422	$95,117	$42,744	($122,422)	($117,609)	($110,045)	6/23/05
PowerShares Dynamic Oil & Gas Services Portfolio	$1,442,227	$1,899,245	$1,184,457	($55,303)	$59,480	$24,216	10/26/05
PowerShares Dynamic OTC Portfolio	$906,029	$680,569	$323,262	($158,385)	($66,557)	($97,567)	5/1/03
PowerShares Dynamic Pharmaceuticals Portfolio	$386,568	$523,019	$624,605	($131,335)	($60,852)	($42,273)	6/23/05
PowerShares Dynamic Retail Portfolio	$99,369	$71,056	$119,065	($99,369)	($118,124)	($107,809)	10/26/05
PowerShares Dynamic Semiconductors Portfolio	$421,997	$648,630	$229,464	($126,497)	($47,309)	($85,089)	6/23/05
PowerShares Dynamic Small Cap Growth Portfolio	$332,868	$297,220	$205,899	($142,404)	($82,728)	($95,761)	3/3/05
PowerShares Dynamic Small Cap Portfolio	$28,828	$47,107	$75,181	($28,828)	($110,293)	($105,230)	12/1/06
PowerShares Dynamic Small Cap Value Portfolio	$392,569	$539,511	$379,806	($134,256)	($43,517)	($72,695)	3/3/05
PowerShares Dynamic Software Portfolio	$333,698	$286,919	$146,805	($132,710)	($86,270)	($98,470)	6/23/05
PowerShares Dynamic Technology Sector Portfolio	$44,809	$170,545	$173,553	($44,809)	($89,552)	($84,832)	10/12/06
PowerShares Dynamic Telecommunications & Wireless Portfolio	$151,175	$148,732	$77,210	($137,387)	($112,390)	($102,577)	12/6/05
PowerShares Dynamic Utilities Portfolio	$240,637	$208,608	$228,403	($139,461)	($96,025)	($87,650)	10/26/05
PowerShares Financial Preferred Portfolio	$114,962	$698,666	$1,913,359	($39,008)	($21,041)	$60,049	12/1/06
PowerShares FTSE RAFI US 1000 Portfolio	$2,258,401	$5,311,535	$2,344,410	($62,357)	$118,831	($98,922)	12/19/05
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	$132,139	$597,258	$429,123	($51,267)	($67,215)	($217,994)	9/20/06
PowerShares Golden Dragon Halter USX China Portfolio	$1,483,381	$3,029,609	$1,597,741	($56,468)	$204,381	($74,560)	12/9/04
PowerShares High Yield Equity Dividend AchieversTM Portfolio	$1,746,064	$1,213,426	$512,151	$15,435	$107,690	($20,713)	12/9/04
PowerShares International Dividend AchieversTM Portfolio	$1,302,547	$2,624,245	$1,491,518	($48,441)	$73,473	$18,082	9/15/05

27

	Advisory Fees Paid for the Fiscal Year Ended			(Waivers) and/or Recapture for the Fiscal Year Ended
	April 30, 2007	April 30, 2008	April 30, 2009	April 30, 2007	April 30, 2008	April 30, 2009	Date of Commencement of Operations
PowerShares Listed Private Equity Portfolio	$194,749	$676,065	$405,010	($42,623)	($8,102)	($63,581)	10/24/06
PowerShares Lux Nanotech Portfolio	$647,239	$629,641	$290,537	($106,037)	($39,701)	($112,662)	10/26/05
PowerShares Value Line Industry Rotation Portfolio	$43,161	$196,061	$185,971	($40,101)	$86,494	($90,165)	12/1/06
PowerShares Value Line TimelinessTM Select Portfolio	$997,000	$1,031,063	$599,540	($86,448)	$4,989	($26,520)	12/6/05
PowerShares Water Resources Portfolio	$6,033,534	$9,835,346	$8,422,923	($175,648)	$139,671	$75,183	12/6/05
PowerShares WilderHill Clean Energy Portfolio	$3,585,302	$6,231,276	$4,760,677	$34,877	$7,102	$170	3/3/05
PowerShares WilderHill Progressive Energy Portfolio	$67,358	$243,806	$249,269	($47,367)	($71,221)	($77,906)	10/24/06
PowerShares Zacks Micro Cap Portfolio	$806,124	$733,323	$328,393	($120,775)	($20,797)	($105,004)	8/18/05
PowerShares Zacks Small Cap Portfolio	$315,967	$280,863	$139,042	($112,053)	($73,796)	($109,488)	2/16/06

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until April 30, 2010, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Administrator. The Bank of New York Mellon (formerly known as The Bank of New York) ("BONY" or the "Administrator") serves as administrator for the Funds. Its principal address is 101 Barclay St., New York, New York 10286.

BONY serves as Administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BONY is obligated, on a continuous basis, to provide such administrative services as the Board of Trustees reasonably deems necessary for the proper administration of the Trust and each Fund. BONY will generally assist in all aspects of the Trust's and the Funds' operations including; supply and maintain office facilities (which may be in BONY's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board of Trustees, provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

28

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Pursuant to the Administrative Services Agreement between BONY and the Trust, each Fund has agreed to pay an annual administrative services fee of 0.03% of its average daily net assets or the minimum annual fee of $60,000, whichever is higher. The aggregate amount of the administrative fee paid by each Fund to BONY during the Fund's fiscal years ended April 30, 2007, 2008 and 2009 are set forth in the chart below. Effective April 1, 2007, each Fund agreed to pay the higher of: (1) an annual accounting and administrative services fee of up to 0.05% of the Trust's average daily net assets which will be allocated among the Funds based on each Fund's average daily net assets; and (2) the minimum annual fee of up to $115,000. Effective June 1, 2009, a fee reduction of approximately $1.2 million per year over a five-year period will be applied to all domestic Invesco accounts, including the Trust and the other trusts in the Fund Family that are serviced by BONY. The portion of such fee reduction in the amount of $912,000 will be allocated to the Trust and the other trusts in the Fund Family that are serviced by BONY for the year ended December 31, 2009. The fee reduction amounts for the remaining years may vary.

	Administrative Fees Paid for the Fiscal Year Ended
Fund	April 30, 2007	April 30, 2008	April 30, 2009
PowerShares Aerospace & Defense Portfolio	$59,999	$91,203	$74,778
PowerShares Buyback AchieversTM Portfolio	$2,078	$80,000	$74,983
PowerShares CleantechTM Portfolio	$3,133	$78,681	$74,983
PowerShares Dividend AchieversTM Portfolio	$59,999	$80,738	$74,983
PowerShares DWA Technical LeadersTM Portfolio	$1,053	$84,570	$84,147
PowerShares Dynamic Banking Portfolio	$3,742	$75,160	$74,983
PowerShares Dynamic Basic Materials Sector Portfolio	$4,206	$75,102	$74,983
PowerShares Dynamic Biotechnology & Genome Portfolio	$59,999	$80,738	$74,983
PowerShares Dynamic Building & Construction Portfolio	$59,999	$80,738	$74,983
PowerShares Dynamic Consumer Discretionary Sector Portfolio	$4,060	$75,090	$74,983
PowerShares Dynamic Consumer Staples Sector Portfolio	$4,051	$75,133	$74,983
PowerShares Dynamic Energy Exploration & Production Portfolio	$59,999	$80,738	$74,983
PowerShares Dynamic Energy Sector Portfolio	$4,382	$75,058	$74,983
PowerShares Dynamic Financial Sector Portfolio	$4,187	$75,138	$74,983
PowerShares Dynamic Food & Beverage Portfolio	$59,999	$80,738	$74,983
PowerShares Dynamic Healthcare Sector Portfolio	$4,164	$75,111	$74,983
PowerShares Dynamic Healthcare Services Portfolio	$4,338	$74,983	$74,983
PowerShares Dynamic Industrials Sector Portfolio	$4,433	$75,026	$74,983
PowerShares Dynamic Insurance Portfolio	$59,999	$80,738	$74,983
PowerShares Dynamic Large Cap Growth Portfolio	$59,999	$148,869	$125,952
PowerShares Dynamic Large Cap Portfolio	$921	$80,928	$74,983
PowerShares Dynamic Large Cap Value Portfolio	$60,051	$80,738	$75,264
PowerShares Dynamic Leisure and Entertainment Portfolio	$59,999	$80,738	$74,983
PowerShares Dynamic MagniQuant Portfolio	$6,891	$74,658	$74,983
PowerShares Dynamic Market Portfolio	$138,075	$234,684	$119,396
PowerShares Dynamic Media Portfolio	$59,999	$80,738	$74,983
PowerShares Dynamic Mid Cap Growth Portfolio	$59,999	$96,935	$83,071
PowerShares Dynamic Mid Cap Portfolio	$830	$80,954	$74,983
PowerShares Dynamic Mid Cap Value Portfolio	$59,999	$80,738	$74,983
PowerShares Dynamic Networking Portfolio	$59,999	$80,738	$74,983
PowerShares Dynamic Oil & Gas Services Portfolio	$59,999	$106,189	$85,597
PowerShares Dynamic OTC Portfolio	$59,998	$80,738	$74,983
PowerShares Dynamic Pharmaceuticals Portfolio	$59,999	$80,738	$74,983

29

	Administrative Fees Paid for the Fiscal Year Ended
Fund	April 30, 2007	April 30, 2008	April 30, 2009
PowerShares Dynamic Retail Portfolio	$59,999	$80,738	$74,983
PowerShares Dynamic Semiconductors Portfolio	$59,999	$80,738	$74,983
PowerShares Dynamic Small Cap Growth Portfolio	$59,999	$80,737	$74,983
PowerShares Dynamic Small Cap Portfolio	$865	$80,977	$74,983
PowerShares Dynamic Small Cap Value Portfolio	$59,999	$80,738	$74,983
PowerShares Dynamic Software Portfolio	$59,999	$80,738	$74,983
PowerShares Dynamic Technology Sector Portfolio	$4,295	$75,074	$74,983
PowerShares Dynamic Telecommunications & Wireless Portfolio	$54,388	$80,738	$74,983
PowerShares Dynamic Utilities Portfolio	$59,999	$80,738	$74,983
PowerShares Financial Preferred Portfolio	$3,449	$79,267	$111,866
PowerShares FTSE RAFI US 1000 Portfolio	$77,815	$305,049	$158,102
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	$9,373	$71,730	$74,983
PowerShares Golden Dragon Halter USX China Portfolio	$60,622	$170,963	$96,051
PowerShares High Yield Equity Dividend AchieversTM Portfolio	$65,479	$93,035	$74,983
PowerShares International Dividend AchieversTM Portfolio	$63,706	$187,365	$108,918
PowerShares Listed Private Equity Portfolio	$6,572	$76,692	$74,983
PowerShares Lux Nanotech Portfolio	$59,999	$80,738	$74,983
PowerShares Value Line Industry Rotation Portfolio	$1,295	$80,541	$74,983
PowerShares Value Line TimelinessTM Select Portfolio	$56,817	$80,738	$74,983
PowerShares Water Resources Portfolio	$181,009	$561,440	$490,335
PowerShares WilderHill Clean Energy Portfolio	$107,561	$354,333	$275,134
PowerShares WilderHill Progressive Energy Portfolio	$3,105	$78,771	$74,983
PowerShares Zacks Micro Cap Portfolio	$59,999	$80,738	$74,983
PowerShares Zacks Small Cap Portfolio	$44,939	$80,738	$74,983

Custodian, Transfer Agent and Fund Accounting Agent. BONY, located at 101 Barclay St., New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BONY holds the Funds' assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BONY also serves as transfer agent of the Funds pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). Further, BONY serves as Fund accounting agent pursuant to a fund accounting agreement (the "Fund Accounting Agreement"). BONY may be reimbursed by the Funds for its out-of-pocket expenses.

Pursuant to the Custodian Agreement between BONY and the Trust, each Fund has agreed to pay an annual custody fee of 0.0075% of its average daily net assets or the minimum annual fee of $3,600, whichever is higher. Effective April 1, 2007, each Fund has agreed to pay the higher of: (1) an annual custody fee of up to 0.00675% of the Trust's average daily net assets which will be allocated among the Funds based on each Fund's average daily net assets; and (2) the minimum annual fee of $3,600.

Pursuant to the Transfer Agency Agreement between BONY and the Trust, each Fund has agreed to an annual minimum transfer agency fee of $2,400.

Pursuant to the Fund Accounting Agreement between BONY and the Trust, each Fund has agreed to pay an annual fund accounting fee of 0.02% of its average daily net assets or the minimum annual fee of $55,000, whichever is higher. Effective April 1, 2007, each Fund agreed to pay a combined annual accounting and administrative services fee, as discussed under the "Administrative Services Agreement" section.

Distributor. Invesco Aim Distributors, Inc. is the Distributor of the Funds' Shares. Its principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

30

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

Index Providers. Set forth below is a list of each Fund and the Underlying Index or Underlying Intellidex upon which it is based.

Fund	Underlying Index or Underlying Intellidex
PowerShares Aerospace & Defense Portfolio	SPADETM Defense Index
PowerShares Buyback AchieversTM Portfolio	Share BuyBack AchieversTM Index
PowerShares CleantechTM Portfolio	The Cleantech IndexTM
PowerShares Dividend AchieversTM Portfolio	Broad Dividend AchieversTM Index
PowerShares DWA Technical LeadersTM Portfolio	Dorsey Wright Technical LeadersTM Index
PowerShares Dynamic Banking Portfolio	Dynamic Banking IntellidexSM Index
PowerShares Dynamic Basic Materials Sector Portfolio	Dynamic Basic Materials Sector IntellidexSM Index
PowerShares Dynamic Biotechnology & Genome Portfolio	Dynamic Biotechnology & Genome IntellidexSM Index
PowerShares Dynamic Building & Construction Portfolio	Dynamic Building & Construction IntellidexSM Index
PowerShares Dynamic Consumer Discretionary Sector Portfolio	Dynamic Consumer Discretionary Sector IntellidexSM Index
PowerShares Dynamic Consumer Staples Sector Portfolio	Dynamic Consumer Staples Sector IntellidexSM Index
PowerShares Dynamic Energy Exploration & Production Portfolio	Dynamic Energy Exploration & Production IntellidexSM Index
PowerShares Dynamic Energy Sector Portfolio	Dynamic Energy Sector IntellidexSM Index
PowerShares Dynamic Financial Sector Portfolio	Dynamic Financial Sector IntellidexSM Index
PowerShares Dynamic Food & Beverage Portfolio	Dynamic Food & Beverage IntellidexSM Index
PowerShares Dynamic Healthcare Sector Portfolio	Dynamic Healthcare Sector IntellidexSM Index
PowerShares Dynamic Healthcare Services Portfolio	Dynamic Healthcare Services IntellidexSM Index
PowerShares Dynamic Industrials Sector Portfolio	Dynamic Industrials Sector IntellidexSM Index
PowerShares Dynamic Insurance Portfolio	Dynamic Insurance IntellidexSM Index
PowerShares Dynamic Large Cap Growth Portfolio	Dynamic Large Cap Growth IntellidexSM Index
PowerShares Dynamic Large Cap Portfolio	Dynamic Large Cap IntellidexSM Index
PowerShares Dynamic Large Cap Value Portfolio	Dynamic Large Cap Value IntellidexSM Index
PowerShares Dynamic Leisure and Entertainment Portfolio	Dynamic Leisure and Entertainment IntellidexSM Index
PowerShares Dynamic MagniQuant Portfolio	Top 200 Dynamic IntellidexSM Index

31

Fund	Underlying Index or Underlying Intellidex
PowerShares Dynamic Market Portfolio	Dynamic Market IntellidexSM Index
PowerShares Dynamic Media Portfolio	Dynamic Media IntellidexSM Index
PowerShares Dynamic Mid Cap Growth Portfolio	Dynamic Mid Cap Growth IntellidexSM Index
PowerShares Dynamic Mid Cap Portfolio	Dynamic Mid Cap IntellidexSM Index
PowerShares Dynamic Mid Cap Value Portfolio	Dynamic Mid Cap Value IntellidexSM Index
PowerShares Dynamic Networking Portfolio	Dynamic Networking IntellidexSM Index
PowerShares Dynamic Oil & Gas Services Portfolio	Dynamic Oil Services IntellidexSM Index
PowerShares Dynamic OTC Portfolio	Dynamic OTC IntellidexSM Index
PowerShares Dynamic Pharmaceuticals Portfolio	Dynamic Pharmaceuticals IntellidexSM Index
PowerShares Dynamic Retail Portfolio	Dynamic Retail IntellidexSM Index
PowerShares Dynamic Semiconductors Portfolio	Dynamic Semiconductors IntellidexSM Index
PowerShares Dynamic Small Cap Growth Portfolio	Dynamic Small Cap Growth IntellidexSM Index
PowerShares Dynamic Small Cap Portfolio	Dynamic Small Cap IntellidexSM Index
PowerShares Dynamic Small Cap Value Portfolio	Dynamic Small Cap Value IntellidexSM Index
PowerShares Dynamic Software Portfolio	Dynamic Software IntellidexSM Index
PowerShares Dynamic Technology Sector Portfolio	Dynamic Technology Sector IntellidexSM Index
PowerShares Dynamic Telecommunications & Wireless Portfolio	Dynamic Telecommunications & Wireless IntellidexSM Index
PowerShares Dynamic Utilities Portfolio	Dynamic Utilities IntellidexSM Index
PowerShares Financial Preferred Portfolio	Wells Fargo® Hybrid & Preferred Financial Index
PowerShares FTSE RAFI US 1000 Portfolio	FTSE RAFI US 1000 Index
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	FTSE RAFI US 1500 Small-Mid Index
PowerShares Golden Dragon Halter USX China Portfolio	Halter USX China IndexSM
PowerShares High Yield Equity Dividend AchieversTM Portfolio	Mergent Dividend AchieversTM 50 Index
PowerShares International Dividend AchieversTM Portfolio	International Dividend AchieversTM Index
PowerShares Listed Private Equity Portfolio	Red Rocks Capital Listed Private Equity IndexSM
PowerShares Lux Nanotech Portfolio	Lux Nanotech IndexTM
PowerShares Value Line Industry Rotation Portfolio	Value Line Industry Rotation Index
PowerShares Value Line TimelinessTM Select Portfolio	Value Line TimelinessTM Select Index
PowerShares Water Resources Portfolio	Palisades Water Index
PowerShares WilderHill Clean Energy Portfolio	WilderHill Clean Energy Index
PowerShares WilderHill Progressive Energy Portfolio	WilderHill Progressive Energy Index
PowerShares Zacks Micro Cap Portfolio	Zacks Micro Cap Index
PowerShares Zacks Small Cap Portfolio	Zacks Small Cap Index

The only relationships that NYSE Arca has with the Adviser or Distributor of PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares

32

Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Market Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio or PowerShares Dynamic Energy Exploration & Production Portfolio in connection with the Funds are that NYSE Arca has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Intellidexes and the names of the Underlying Intellidexes; and NYSE Arca lists the Shares of the Funds pursuant to its Listing Agreement with the Trust. The Underlying Intellidexes are selected and calculated without regard to the Adviser, Distributor or owners of the Funds. NYSE Arca has no obligation to take the specific needs of the Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Intellidexes. NYSE Arca is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the asset value of the Funds. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Funds.

NYSE ARCA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUNDS OR THE UNDERLYING INTELLIDEXES. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO THE UNDERLYING INTELLIDEXES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INTELLIDEXES, EVEN IF NYSE ARCA IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Cleantech is the Index Provider for PowerShares CleantechTM Portfolio. There is no relationship between Cleantech and the Distributor, the Adviser or the Trust other than a license by Cleantech to the Adviser of certain Cleantech trademarks and trade names, and The Cleantech IndexTM, for use by the Distributor, the Adviser and the Trust. Such trademarks, tradenames and The Cleantech IndexTM have been created and developed by Cleantech without regard to the Distributor, the Adviser, the Trust, their businesses, the Fund and/or any prospective investor.

Cleantech makes no representation or warranty, express or implied, to the owners of fund shares or any member of the public regarding the advisability of investing in securities generally or in shares particularly. Cleantech's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Cleantech trademarks and trade names of Cleantech and The Cleantech IndexTM, which are composed by Cleantech without regard to the Distributor, the Adviser or the Trust.

The Underlying Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of shares. Cleantech has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of shares into consideration in determining, composing or calculating the Underlying Index. Cleantech is not responsible for and have not participated in the determination of the prices and amount of shares or the timing of the issuance or sale of shares or in the determination of any financial calculations relating thereto. Cleantech has no obligation or liability in connection with the administration of the Trust, or marketing of the shares. Cleantech does not guarantee the accuracy and/or the completeness of the Underlying Index or any data

33

included therein, and Cleantech shall have no liability for any errors, omissions, or interruptions therein. Cleantech makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of shares, or any other person or entity, from the use of the Underlying Index or any data included therein. Cleantech makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indices or any data included therein, the Fund, the Trust or the Shares. Without limiting any of the foregoing, in no event shall Cleantech have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, the Fund, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein, Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

The only relationship that Zacks has with the Adviser or Distributor of PowerShares Zacks Small Cap Portfolio or PowerShares Zacks Micro Cap Portfolio in connection with the Funds is that Zacks has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Indexes and the name of the Underlying Indexes. The Underlying Indexes are selected and calculated without regard to the Adviser, Distributor or owners of the Funds. Zacks has no obligation to take the specific needs of the Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Intellidexes. Zacks is not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the asset value of the Funds. Zacks does not have any obligation or liability in connection with the administration, marketing or trading of the Funds.

ZACKS SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO THE FUNDS OR THE UNDERLYING INDEXES. ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. ZACKS DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO THE UNDERLYING INDEXES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INDEXES, EVEN IF ZACKS IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

34

The only relationship that Hydrogen Ventures has with the Adviser or Distributor of PowerShares Water Resources Portfolio in connection with PowerShares Water Resources Portfolio is that Hydrogen Ventures has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of PowerShares Water Resources Portfolio. Hydrogen Ventures has no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares Water Resources Portfolio into consideration in the determination and calculation of the Underlying Index. Hydrogen Ventures is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the asset value of PowerShares Water Resources Portfolio. Hydrogen Ventures does not have any obligation or liability in connection with the administration, marketing or trading of PowerShares Water Resources Portfolio.

HYDROGEN VENTURES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO THE FUND OR THE UNDERLYING INDEX. HYDROGEN VENTURES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. HYDROGEN VENTURES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL HYDROGEN VENTURES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF HYDROGEN VENTURES IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The only relationship that Value Line, Inc. has with the Adviser or Distributor of PowerShares Value Line Industry Rotation Portfolio or PowerShares Value Line TimelinessTM Portfolio in connection with the Funds is that Value Line, Inc. has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Indexes and the name of the Underlying Indexes. The Underlying Indexes are selected and calculated without regard to the Adviser, Distributor or owners of the Funds. Value Line, Inc. has no obligation to take the specific needs of the Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Indexes. Value Line, Inc. is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the asset value of the Funds. Value Line, Inc. does not have any obligation or liability in connection with the administration, marketing or trading of the Funds.

VALUE LINE, INC. SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO THE FUNDS OR THE UNDERLYING INDEXES. VALUE LINE, INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. VALUE LINE, INC. DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO THE UNDERLYING INDEXES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VALUE LINE, INC. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INDEXES, EVEN IF VALUE LINE, INC. IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The only relationship that FTSE has with the Adviser or Distributor of PowerShares FTSE RAFI US 1000 Portfolio or PowerShares FTSE RAFI US 1500 Small-Mid Portfolio in connection with the Funds is that FTSE has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying

35

Indexes and the name of the Underlying Indexes. The Underlying Indexes are selected and calculated without regard to the Adviser, Distributor or owners of the Funds. FTSE has no obligation to take the specific needs of the Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Indexes. FTSE is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the asset value of the Funds. FTSE does not have any obligation or liability in connection with the administration, marketing or trading of the Funds.

FTSE SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO THE FUNDS OR THE UNDERLYING INDEXES. FTSE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. FTSE DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO THE UNDERLYING INDEXES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FTSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INDEXES, EVEN IF FTSE IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The only relationship that ISBC has with the Adviser or Distributor of PowerShares Aerospace and Defense Portfolio in connection with the Fund is that ISBC has licensed certain of their intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. ISBC has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. ISBC is not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the asset value of the Fund. ISBC does not have any obligation or liability in connection with the administration, marketing or trading of the Fund.

ISBC SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO THE FUND OR THE UNDERLYING INDEX. ISBC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. ISBC DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ISBC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF ISBC IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Lux's only relationship to the Adviser or Distributor of PowerShares Lux Nanotech Portfolio is the licensing of certain trademarks and trade names of Lux and of the Lux Nanotech IndexTM which is determined, composed and calculated by Lux without regard to the Adviser, the Trust or the Shares. Lux has no obligation to take the needs of the Adviser or the owners of the Shares into consideration in determining, composing or calculating the Lux Nanotech Index. Lux is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. Lux has no obligation or liability in connection with the administration, marketing or trading of the Shares.

LUX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE LUX NANOTECH INDEX AND/OR ANY DATA INCLUDED THEREIN. LUX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE TRUST OR ANY OWNER OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE LUX NANOTECH INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. LUX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY

36

EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE LUX NANOTECH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LUX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The only relationship that WilderHill has with the Adviser or Distributor of PowerShares WilderHill Clean Energy Portfolio or PowerShares WilderHill Progressive Energy Portfolio in connection with the Funds is that WilderHill has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Indexes and the name of the Underlying Indexes. The Underlying Indexes are selected and calculated without regard to the Adviser, Distributor or owners of the Funds. WilderHill has no obligation to take the specific needs of the Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Indexes. WilderHill is not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the asset value of the Funds. WilderHill has no obligation or liability in connection with the administration, marketing or trading of the Funds.

WILDERHILL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUNDS OR THE UNDERLYING INDEXES. WILDERHILL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WILDERHILL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO THE UNDERLYING INDEXES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WILDERHILL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INDEXES, EVEN IF WILDERHILL IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

WilderShares makes no representation or warranty, expressed or implied, to the owners of Shares of PowerShares WilderHill Clean Energy Portfolio or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. As the Index Provider, WilderShares' only relationship to the Adviser is WilderShares' licensing to the Adviser certain WilderShares trademarks, the Underlying Index and tradenames which are composed by WilderShares without regard to the Adviser, this product or any investor.

THERE IS NO RELATIONSHIP BETWEEN WILDERSHARES AND THE ADVISER OTHER THAN A LICENSE BY WILDERSHARES TO THE ADVISER OF CERTAIN WILDERSHARES TRADEMARKS AND TRADE NAMES, AND THE INDEX, FOR USE BY THE ADVISER. SUCH TRADEMARKS, TRADE NAMES AND INDEX HAVE BEEN CREATED AND DEVELOPED BY WILDERSHARES WITHOUT REGARD TO THE ADVISER, ITS BUSINESS, THIS PRODUCT AND/OR ANY PROSPECTIVE INVESTOR.

The only relationships that Halter Financial and Mergent® have with the Adviser or Distributor of PowerShares Golden Dragon Halter USX China Portfolio for Halter Financial and PowerShares Buyback AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio or PowerShares International Dividend AchieversTM Portfolio for Mergent®, respectively, in connection with the Funds are that Halter Financial and Mergent® have licensed certain of its intellectual property, including the determination of the component stocks of each applicable Underlying Index and the name of the Underlying Index. Each Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the respective Fund. Neither Halter Financial nor Mergent® has any obligation to take the specific needs of the Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the applicable Underlying Index. Halter Financial and Mergent® are not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the asset value of the Funds. Neither Halter Financial nor Mergent® have any obligation or liability in connection with the administration, marketing or trading of the Funds.

37

NEITHER HALTER FINANCIAL NOR MERGENT® SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUNDS OR THE UNDERLYING INDEXES. HALTER FINANCIAL AND MERGENT® MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. HALTER FINANCIAL AND MERGENT® DO NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO THE UNDERLYING INDEXES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL HALTER FINANCIAL OR MERGENT® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INDEXES, EVEN IF HALTER FINANCIAL OR MERGENT® IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The only relationship that Dorsey Wright has with the Adviser or Distributor of PowerShares DWA Technical LeadersTM Portfolio in connection with the Fund is that Dorsey Wright has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. Dorsey Wright is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the asset value of the Fund. Dorsey Wright has no obligation or liability in connection with the administration, marketing or trading of the Fund.

DORSEY WRIGHT SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUND OR THE UNDERLYING INDEX. DORSEY WRIGHT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. DORSEY WRIGHT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DORSEY WRIGHT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF DORSEY WRIGHT IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares Financial Preferred Portfolio is not sponsored, endorsed, sold or promoted by Wells Fargo & Company, Wells Fargo Securities, LLC or their subsidiaries or affiliates (collectively "Wells Fargo"). Wells Fargo makes no representation or warranty, express or implied to Fund investors or any member of the public regarding the advisability of investing in securities generally or in this Fund particularly or the ability of any data supplied by Wells Fargo to track preferred stock performance. Wells Fargo's only relationship to the Adviser, the Distributor, the Fund or the Trust is the licensing of certain trademarks and trade names of Wells Fargo and of the data supplied by Wells Fargo that is determined, composed and calculated by Wells Fargo without regard to the Fund or its Shares. Wells Fargo has no obligation to take the needs of the Fund into consideration when determining, composing or calculating the data. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of the Fund.

WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE ADVISER AND THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY

38

WELLS FARGO OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WELLS FARGO HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The only relationship that Red Rocks has with the Adviser or Distributor of PowerShares Listed Private Equity Portfolio in connection with the Fund is that Red Rocks has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. Red Rocks has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. Red Rocks is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the asset value of the Fund. Red Rocks has no obligation or liability in connection with the administration, marketing or trading of the Fund.

RED ROCKS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUND OR THE UNDERLYING INDEX. RED ROCKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. RED ROCKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RED ROCKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF RED ROCKS IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust's policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

39

The aggregate brokerage commissions paid by each Fund during the Fund's fiscal years ended April 30, 2007, 2008 and 2009 are set forth in the chart below.

	Brokerage Commissions Paid for the Fiscal Year Ended
Fund	April 30, 2007	April 30, 2008	April 30, 2009
PowerShares Aerospace & Defense Portfolio	$23,620	$20,703	$8,949
PowerShares Buyback AchieversTM Portfolio	$6,572	$25,615	$25,003
PowerShares CleantechTM Portfolio	$16,337	$13,801	$97,639
PowerShares Dividend AchieversTM Portfolio	$2,601	$3,697	$30,732
PowerShares DWA Technical LeadersTM Portfolio	$1,928	$70,944	$159,402
PowerShares Dynamic Banking Portfolio	$3,006	$67,140	$102,447
PowerShares Dynamic Basic Materials Sector Portfolio	$2,369	$10,428	$23,933
PowerShares Dynamic Biotechnology & Genome Portfolio	$218,012	$271,298	$328,344
PowerShares Dynamic Building & Construction Portfolio	$5,002	$11,343	$16,839
PowerShares Dynamic Consumer Discretionary Sector Portfolio	$2,578	$12,424	$25,684
PowerShares Dynamic Consumer Staples Sector Portfolio	$1,838	$6,532	$20,614
PowerShares Dynamic Energy Exploration & Production Portfolio	$47,716	$38,554	$69,326
PowerShares Dynamic Energy Sector Portfolio	$1,416	$12,203	$17,002
PowerShares Dynamic Financial Sector Portfolio	$1,626	$3,903	$12,423
PowerShares Dynamic Food & Beverage Portfolio	$8,944	$17,072	$49,681
PowerShares Dynamic Healthcare Sector Portfolio	2,176	$47,843	$67,839
PowerShares Dynamic Healthcare Services Portfolio	$1,476	$18,658	$11,311
PowerShares Dynamic Industrials Sector Portfolio	$1,917	$17,162	$43,864
PowerShares Dynamic Insurance Portfolio	$9,909	$21,682	$19,227
PowerShares Dynamic Large Cap Growth Portfolio	$57,158	$116,311	$153,987
PowerShares Dynamic Large Cap Portfolio	$219	$3,765	$10,932
PowerShares Dynamic Large Cap Value Portfolio	$20,232	$32,322	$68,243
PowerShares Dynamic Leisure and Entertainment Portfolio	$8,185	$17,291	$8,619
PowerShares Dynamic MagniQuant Portfolio	7,139	$40,693	$33,926
PowerShares Dynamic Market Portfolio	$587,257	$461,570	$382,116
PowerShares Dynamic Media Portfolio	$9,300	$31,369	$31,961
PowerShares Dynamic Mid Cap Growth Portfolio	$42,017	$121,667	$130,079
PowerShares Dynamic Mid Cap Portfolio	$394	$7,828	$14,887
PowerShares Dynamic Mid Cap Value Portfolio	$13,571	$24,780	$42,990
PowerShares Dynamic Networking Portfolio	$34,191	$7,686	$4,885
PowerShares Dynamic Oil & Gas Services Portfolio	$149,775	$166,512	$259,226
PowerShares Dynamic OTC Portfolio	$154,843	$69,283	$53,029
PowerShares Dynamic Pharmaceuticals Portfolio	$24,184	$46,564	$75,538
PowerShares Dynamic Retail Portfolio	$10,555	$22,742	$17,509
PowerShares Dynamic Semiconductors Portfolio	$65,017	$92,499	$48,850
PowerShares Dynamic Small Cap Growth Portfolio	$66,655	$40,542	$41,762
PowerShares Dynamic Small Cap Portfolio	$13,347	$8,369	$13,535
PowerShares Dynamic Small Cap Value Portfolio	$45,204	$74,273	$80,747
PowerShares Dynamic Software Portfolio	$43,389	$38,801	$26,174
PowerShares Dynamic Technology Sector Portfolio	$4,544	$24,544	$40,364
PowerShares Dynamic Telecommunications & Wireless Portfolio	$33,813	$21,426	$26,087
PowerShares Dynamic Utilities Portfolio	$10,849	$22,654	$23,124
PowerShares Financial Preferred Portfolio	$0	$96,463	$147,773
PowerShares FTSE RAFI US 1000 Portfolio	$33,756	$104,277	$124,630

40

	Brokerage Commissions Paid for the Fiscal Year Ended
Fund	April 30, 2007	April 30, 2008	April 30, 2009
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	3,272	$100,013	$169,301
PowerShares Golden Dragon Halter USX China Portfolio	$55,346	$100,235	$112,493
PowerShares High Yield Equity Dividend AchieversTM Portfolio	$121,822	$184,443	$237,504
PowerShares International Dividend AchieversTM Portfolio	$69,427	$252,803	$250,222
PowerShares Listed Private Equity Portfolio	$18,831	$56,173	$333,787
PowerShares Lux Nanotech Portfolio	$92,134	$121,296	$177,978
PowerShares Value Line Industry Rotation Portfolio	$1,998	$21,976	$42,611
PowerShares Value Line TimelinessTM Select Portfolio	$179,529	$135,232	$120,553
PowerShares Water Resources Portfolio	$330,359	$309,120	$477,500
PowerShares WilderHill Clean Energy Portfolio	$944,426	$586,789	$1,726,996
PowerShares WilderHill Progressive Energy Portfolio	$3,405	$27,292	$46,111
PowerShares Zacks Micro Cap Portfolio	$256,978	$203,456	$100,052
PowerShares Zacks Small Cap Portfolio	$75,840	$55,030	$43,631

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on June 9, 2000.

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently offers shares of 62 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board of Trustees with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Trust's Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. The Trust's Declaration also provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of

41

the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Control Persons. The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund's outstanding equity securities as of August 1, 2009:

POWERSHARES AEROSPACE & DEFENSE PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	27.14%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	10.72%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	6.99%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.77%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.93%

POWERSHARES BUYBACK ACHIEVERSTM PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.77%
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	11.10%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	9.88%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.35%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.78%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.53%

42

Name & Address	% Owned
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	5.43%

POWERSHARES CLEANTECHTM PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.75%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.16%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.97%

POWERSHARES DIVIDEND ACHIEVERSTM PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.69%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	13.38%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.19%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.28%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.92%

POWERSHARES DWA TECHNICAL PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	17.57%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	11.21%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	10.01%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.96%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.55%

43

Name & Address	% Owned
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.29%

POWERSHARES DYNAMIC BANKING PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	30.70%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.19%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.26%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.00%

POWERSHARES DYNAMIC BASIC MATERIALS SECTOR PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	27.34%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.65%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.84%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.77%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.05%

POWERSHARES DYNAMIC BIOTECHNOLOGY & GENOME PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	11.22%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.99%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.18%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.40%

44

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.11%
Janney Montgomery Scott Inc. 1801 Market Street Philadelphia, PA 19103	6.31%

POWERSHARES DYNAMIC BUILDING & CONSTRUCTION PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	26.68%
National Financial Services LLC 200 Liberty Street New York, NY 10281	13.77%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.75%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.34%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.35%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.13%

POWERSHARES DYNAMIC CONSUMER DISCRETIONARY SECTOR PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	43.89%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	8.40%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.65%
Goldman Sachs Execution & Clearing, L.P. 30 Hudson Street Jersey City, NJ 07302	7.32%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.69%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.01%

45

POWERSHARES DYNAMIC CONSUMER STAPLES SECTOR PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	20.48%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	13.27%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.75%
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	8.82%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.99%

POWERSHARES DYNAMIC ENERGY EXPLORATION & PRODUCTION PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.57%
National Financial Services LLC 200 Liberty Street New York, NY 10281	13.08%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.67%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.01%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.78%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.74%

POWERSHARES DYNAMIC ENERGY SECTOR PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	15.10%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.51%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.90%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.12%

46

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	7.93%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.69%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	7.05%

POWERSHARES DYNAMIC FINANCIAL SECTOR PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	20.64%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	18.74%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.07%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.40%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.53%

POWERSHARES DYNAMIC FOOD & BEVERAGE PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	20.29%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	10.38%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.71%
Morgan Stanley DW Inc. 1221 Avenue of the Americas New York, NY 10020	7.48%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.53%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.65%
U.S. Bank N.A. 800 Nicollet Mall Minneapolis, MN 55402	5.34%

47

POWERSHARES DYNAMIC HEALTHCARE SECTOR PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	60.23%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.98%

POWERSHARES DYNAMIC HEALTHCARE SERVICES PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	19.74%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.98%
Morgan Stanley DW Inc. 1221 Avenue of the Americas New York, NY 10020	10.52%
Ameritrade, Inc. 4211 South 102nd Street Omaha, NE 68127	10.02%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.62%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.12%

POWERSHARES DYNAMIC INDUSTRIALS SECTOR PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	68.30%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	9.36%
Oppenheimer & Co. Inc. 125 Broad Street New York, NY 10004	6.50%

POWERSHARES DYNAMIC INSURANCE PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	41.86%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.23%
Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	9.93%

48

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.20%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	5.09%

POWERSHARES DYNAMIC LARGE CAP GROWTH PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	19.21%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	16.42%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.02%
The Bank of New York One Wall Street New York, NY 10286	10.11%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	7.23%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.24%

POWERSHARES DYNAMIC LARGE CAP PORTFOLIO

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	24.20%
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	13.93%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.22%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.84%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	8.72%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.34%

49

POWERSHARES DYNAMIC LARGE CAP VALUE PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.90%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.49%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	10.64%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.56%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.20%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	5.04%

POWERSHARES DYNAMIC LEISURE AND ENTERTAINMENT PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	24.51%
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.90%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.10%
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	6.12%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.52%

POWERSHARES DYNAMIC MAGNIQUANT PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	24.52%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	11.28%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.70%
Morgan Stanley DW Inc. 1221 Avenue of the Americas New York, NY 10020	8.41%

50

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.88%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.08%

POWERSHARES DYNAMIC MARKET PORTFOLIO

Name & Address	% Owned
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	20.04%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.49%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	10.73%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.73%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.79%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.28%

POWERSHARES DYNAMIC MEDIA PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	36.84%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.60%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.98%
Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	5.03%

POWERSHARES DYNAMIC MID CAP GROWTH PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.52%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	12.50%

51

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	11.92%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.83%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.13%
Ameritrade, Inc. 4211 South 102nd Street Omaha, NE 68127	6.36%

POWERSHARES DYNAMIC MID CAP PORTFOLIO

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	26.70%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	12.71%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	12.69%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.53%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.08%
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	7.38%

POWERSHARES DYNAMIC MID CAP VALUE PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	15.73%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	12.04%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.65%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.64%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.41%

52

POWERSHARES DYNAMIC NETWORKING PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	17.10%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.71%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	12.98%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	10.28%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.06%
The Bank of New York One Wall Street New York, NY 10286	5.93%
Morgan Stanley DW Inc. 1221 Avenue of the Americas New York, NY 10020	5.19%

POWERSHARES DYNAMIC OIL & GAS SERVICES PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.15%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	13.07%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.99%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	9.71%

POWERSHARES DYNAMIC OTC PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	13.81%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	12.75%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	12.31%

53

Name & Address	% Owned
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	8.82%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.87%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.35%
Morgan Stanley DW Inc. 1221 Avenue of the Americas New York, NY 10020	6.17%
Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	6.04%

POWERSHARES DYNAMIC PHARMACEUTICALS PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	14.95%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.81%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	10.41%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.00%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.73%

POWERSHARES DYNAMIC RETAIL PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	75.12%

POWERSHARES DYNAMIC SEMICONDUCTORS PORTFOLIO

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	36.87%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	15.55%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	7.54%

54

POWERSHARES DYNAMIC SMALL CAP GROWTH PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	14.26%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	12.14%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.84%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.29%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.93%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.87%
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	5.01%

POWERSHARES DYNAMIC SMALL CAP PORTFOLIO

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	18.39%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	16.14%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	13.27%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	11.32%
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	8.90%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.80%

POWERSHARES DYNAMIC SMALL CAP VALUE PORTFOLIO

Name & Address	% Owned
Ameritrade, Inc. 4211 South 102nd Street Omaha, NE 68127	30.61%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.97%

55

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.70%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.14%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	5.71%

POWERSHARES DYNAMIC SOFTWARE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	27.61%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	14.64%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	13.72%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.33%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.45%

POWERSHARES DYNAMIC TECHNOLOGY SECTOR PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.63%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	15.83%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	11.71%
U.S. Bank N.A. 800 Nicollet Mall Minneapolis, MN 55402	7.66%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.23%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	5.89%
SSB-Trust Custody One Lincoln Street Boston, MA 02111	5.66%

56

POWERSHARES DYNAMIC TELECOMMUNICATIONS & WIRELESS PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	21.98%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	18.50%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.98%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.28%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.27%

POWERSHARES DYNAMIC UTILITIES PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	16.96%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.18%
Ameritrade, Inc. 4211 South 102nd Street Omaha, NE 68127	8.42%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.83%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.53%
Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	6.32%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	5.87%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.79%

POWERSHARES FINANCIAL PREFERRED PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	12.22%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.35%

57

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	11.31%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	10.46%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.35%
Morgan Stanley DW Inc. 1221 Avenue of the Americas New York, NY 10020	6.99%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.33%

POWERSHARES FTSE RAFI US 1000 PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	24.23%
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.71%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.87%

POWERSHARES FTSE RAFI US 1500 SMALL-MID PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	19.89%
National Financial Services LLC 200 Liberty Street New York, NY 10281	13.18%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.96%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.45%
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	7.22%
Ameritrade, Inc. 4211 South 102nd Street Omaha, NE 68127	5.36%

58

POWERSHARES GOLDEN DRAGON HALTER USX CHINA PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.38%
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.29%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.63%
Ameritrade, Inc. 4211 South 102nd Street Omaha, NE 68127	7.30%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.16%

POWERSHARES HIGH YIELD EQUITY DIVIDEND ACHIEVERSTM PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	13.18%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.30%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	9.69%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.43%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.21%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.21%
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	5.20%

POWERSHARES INTERNATIONAL DIVIDEND ACHIEVERSTM PORTFOLIO

Name & Address	% Owned
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	16.40%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.35%

59

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	10.37%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.29%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.05%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	5.78%

POWERSHARES LISTED PRIVATE EQUITY PORTFOLIO

Name & Address	% Owned
Wells Fargo Bank, National Association 800 Walnut St. Des Moines, IA 50309	13.73%
Ameritrade, Inc. 4211 South 102nd Street Omaha, NE 68127	8.49%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.85%
The Bank of New York One Wall Street New York, NY 10286	7.68%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.27%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.93%
Linsco/Private Ledger Corp. 2810 Coliseum Centre Drive Charlotte, NC 28217	6.05%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.70%

POWERSHARES LUX NANOTECH PORTFOLIO

Name & Address	% Owned
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	12.79%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.19%
Bear, Stearns Securities Corp. 1 MetroTech Center North Brooklyn, NY 11201	8.45%

60

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.03%
JPMorgan Chase Bank, National Association 1111 Polaris Pky Columbus, OH 43240	7.03%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.34%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.10%

POWERSHARES VALUE LINE INDUSTRY ROTATION PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.76%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.82%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	11.40%
Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	10.44%
Ameritrade, Inc. 4211 South 102nd Street Omaha, NE 68127	5.70%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.57%
Morgan Stanley DW Inc. 1221 Avenue of the Americas New York, NY 10020	5.35%

POWERSHARES VALUE LINE TIMELINESSTM SELECT PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	11.59%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.29%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.14%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.08%

61

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.94%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.48%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.10%
JPMorgan Chase Bank, National Association 1111 Polaris Pky Columbus, OH 43240	6.06%
Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	5.16%

POWERSHARES WATER RESOURCES PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.93%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.63%
Bank of America, National Association 100 North Tryon Street Charlotte, NC 28255	7.14%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.89%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.57%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	5.49%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	5.19%

POWERSHARES WILDERHILL CLEAN ENERGY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.18%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.24%
Citibank, N.A. 333 W. 34th Street New York, NY 10001	8.00%

62

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.27%

POWERSHARES WILDERHILL PROGRESSIVE ENERGY PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	13.16%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.12%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	9.23%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.23%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.84%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.59%

POWERSHARES ZACKS MICRO CAP PORTFOLIO

Name & Address	% Owned
Ameritrade, Inc. 4211 South 102nd Street Omaha, NE 68127	19.54%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.90%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.70%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.43%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.39%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.06%
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	5.10%

63

POWERSHARES ZACKS SMALL CAP PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	22.02%
Linsco/Private Ledger Corp. 2810 Coliseum Centre Drive Charlotte, NC 28217	13.20%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.17%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.95%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.11%

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc. ("NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants'

64

accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also is available at no charge, upon request, by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187 or on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q for the Funds is available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds' Form N-Q and Form N-CSR are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and BONY will not disseminate non-public information concerning the Trust.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain

65

Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index or Underlying Intellidex ("Fund Securities") and an amount of cash (the "Cash Component") computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchanges (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index or Underlying Intellidex. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index, the Underlying Intellidex or resulting from certain corporate actions.

66

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant" or "AP." Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE, as applicable ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP, as applicable, in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

For domestic securities, orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds ("Domestic Funds") (see "—Placement of Creation Orders Using Clearing Process") or outside the Clearing Process utilizing the procedures applicable to domestic funds. For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see "—Placement of Creation Orders Outside Clearing Process—Domestic Funds" and "—Placement of Creation Orders Outside Clearing Process—Foreign Funds").

67

Placement of Creation Orders Using Clearing Process—Domestic Funds. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below.)

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the AP shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the

68

missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. APs will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Placement of Creation Orders Outside Clearing Process—Foreign Funds. A standard creation order must be placed by 4:00 p.m., Eastern time, for purchases of Shares. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

With respect to PowerShares CleantechTM Portfolio, the Custodian shall cause the sub-custodian for the Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an AP on its behalf or another investor's behalf by the closing time of the regular trading session on the applicable exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The AP must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient to the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

In accordance with PowerShares CleantechTM Portfolio's Participant Agreement, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 115%, which the Investment Adviser may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will allow the Fund to purchase the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or

69

the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BONY regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation/Redemption Transaction Fee and the Maximum Creation/Redemption Transaction Fee for each Fund are set forth under the section "Creations, Redemptions and Transaction Fees" in each Fund's prospectus.

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the relevant Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

70

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for a Fund are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds. A standard order for redemption must be received by 4:00 p.m., Eastern time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and PowerShares CleantechTM Portfolio (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

The delivery of Fund Securities to redeeming APs generally will be made within three Business Days. However, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See "Regular Holidays" for a list of the local holidays in the foreign countries relevant to the Fund.

71

A redeeming Beneficial Owner, or AP action on behalf of such Beneficial Owner, when taking delivery of shares of Fund Securities upon redemption of shares of the Fund must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

In accordance with the relevant AP's agreement, in the event that the AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund's Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing shares as soon as possible. Such undertaking shall be secured by the AP to deliver the missing shares as soon as possible. Such understanding shall be secured by the AP's delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) at least equal to 115% of the value of the missing shares, which the Adviser may change from time to time.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the AP. The AP's agreement will permit the Trust, on behalf of the relevant Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component, and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

72

Regular Holidays. The PowerShares CleantechTM Portfolio generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of "T" plus three Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming APs, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2009 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

ARGENTINA:

Jan 1	May 1	Aug 17	Dec 24

Apr 6	May 25	Oct 12	Dec 25

Apr 9	Jun 15	Nov 6	Dec 31

Apr 10	Jul 9	Dec 8

AUSTRALIA:

Jan 1	Apr 13	Jun 8	Nov 3

Jan 26	Apr 27	Aug 3	Dec 25

Mar 2	May 4	Aug 12	Dec 28

Mar 9	May 18	Sep 28

Apr 10	Jun 1	Oct 5

AUSTRIA:

Jan 1	May 1	Oct 26	Dec 31

Jan 6	May 21	Dec 8

Apr 10	Jun 1	Dec 24

Apr 13	Jun 11	Dec 25

BAHRAIN:

Jan 1	Sep 20	Dec 16

Jan 5	Sep 21	Dec 18

Jan 6	Sep 22

Mar 8	Nov 29

BELGIUM:

Jan 1	May 1	Jun 1	Nov 11

Apr 10	May 21	Jul 21	Dec 25

Apr 13	May 22	Nov 2

73

BRAZIL:

Jan 1	Apr 10	Jul 9	Nov 20

Jan 20	Apr 21	Sep 7	Dec 24

Feb 23	May 1	Oct 12	Dec 25

Feb 24	Jun 11	Nov 2	Dec 31

CANADA:

Jan 1	May 18	Sep 7	Dec 28

Jan 2	Jun 24	Oct 12

Feb 16	Jul 1	Nov 11

Apr 10	Aug 3	Dec 25

CHILE:

Jan 1	Jun 8	Dec 8

Apr 10	Jun 29	Dec 25

May 1	Sep 18	Dec 31

May 21	Oct 12

CHINA:

Jan 1	Feb 3	May 7	Oct 6

Jan 19	Feb 16	May 25	Oct 7

Jan 26	May 1	Sept 7	Oct 12

Jan 27	May 2	Oct 1	Nov 11

Jan 28	May 3	Oct 2	Nov 26

Jan 29	May 4	Oct 3	Dec 25

Jan 30	May 5	Oct 4

Feb 2	May 6	Oct 5

DENMARK:

Jan 1	May 8	Dec 24

Apr 9	May 21	Dec 25

Apr 10	Jun 1	Dec 31

Apr 13	Jun 5

EGYPT:

Jan 1	Apr 27	Jul 23	Dec 7

Jan 7	Apr 28	Oct 1	Dec 8

Jan 10	May 1	Oct 2	Dec 9

Mar 20	Jul 1	Oct 6	Dec 29

FINLAND:

Jan 1	May 1	Dec 25

Jan 6	May 21	Dec 31

Apr 10	Jun 19

Apr 13	Dec 24

FRANCE:

Jan 1	May 8	Dec 25

Apr 10	May 21

Apr 13	Jul 14

May 1	Nov 11

GERMANY:

Jan 1	Apr 13	Jun 11

Jan 6	May 1	Dec 24

Feb 23	May 21	Dec 25

Apr 10	Jun 1	Dec 31

GREECE:

Jan 1	Apr 10	May 1

Jan 6	Apr 13	Jun 8

Mar 2	Apr 17	Oct 28

Mar 25	Apr 20	Dec 25

74

HONG KONG:

Jan 1	Apr 13	Oct 26

Jan 26	May 1	Dec 24

Jan 27	May 28	Dec 25

Jan 28	Jul 1	Dec 31

Apr 10	Oct 1

INDONESIA:

Jan 1	May 21	Sep 23

Jan 2	Jul 20	Nov 27

Jan 26	Aug 17	Dec 18

Mar 9	Sep 18	Dec 24

Mar 26	Sep 21	Dec 25

Apr 10	Sep 22	Dec 31

IRELAND:

Jan 1	May 1	Oct 26	Dec 29

Mar 17	May 4	Dec 24

Apr 10	Jun 1	Dec 25

Apr 13	Aug 3	Dec 28

ITALY:

Jan 1	May 1	Dec 24

Jan 6	Jun 2	Dec 25

Apr 10	Jun 29	Dec 31

Apr 13	Dec 8

JAPAN:

Jan 1	Apr 29	Sep 22	Dec 23

Jan 2	May 4	Sep 23	Dec 31

Jan 12	May 5	Oct 12

Feb 11	Jul 20	Nov 3

Mar 20	Sep 21	Nov 23

JORDAN:

Jan 1	Apr 30	Sep 20-24	Nov 30

Jan 29	May 25	Nov 26	Dec 31

Mar 9	Jul 20	Nov 29

KUWAIT:

Jan 1	Sep 21	Dec 1

Jan 4	Sep 22

Feb 25	Sep 23

Mar 9	Nov 29

Jul 20	Nov 30

LEBANON:

Jan. 1	Apr. 10	Nov. 27

Jan. 6	Apr. 17	Dec. 18

Feb. 9	May 1	Dec. 25

Mar. 9	Sept. 21

LUXEMBOURG:

Jan 1	May 1	Aug 15	Dec 26

Feb 4	May 12	Nov 1

Mar 24	Jun 23	Dec 25

MALAYSIA:

Jan 1	Mar 9	Jun 6	Oct 17

Jan 26	May 1	Aug 31	Nov 27

Jan 27	May 9	Sep 21	Dec 18

Feb 2	Jun 1	Sep 22	Dec 25

75

MEXICO:

Jan 1	Apr 9	Nov 2

Feb 2	Apr 10	Nov 16

Feb 5	May 1	Nov 20

Mar 16	Sep 16	Dec 25

MOROCCO:

Jan 1	Aug 14	Nov 27

Mar 10	Aug 20-21	Dec 18

Mar 11	Sep 21-22

May 1	Nov 6

Jul 30	Nov 18

NETHERLANDS:

Jan 1	May 1

Apr 10	May 21

Apr 13	Jun 1

Apr 30	Dec 25

NEW ZEALAND:

Jan 1	Feb 6	Oct 26

Jan 2	Apr 10	Dec 25

Jan 19	Apr 13	Dec 28

Jan 26	Jun 1

NORWAY:

Jan 1	May 1	Dec 25

Apr 9	May 21	Dec 31

Apr 10	Jun 1

Apr 13	Dec 24

OMAN:

Jan. 1	Sept. 20	Nov. 19	Dec.10

Mar. 9	Sept. 21	Nov. 29

July 20	Sept. 22	Nov. 30

July 23	Nov. 18	Dec. 1

PHILIPPINES:

Jan 1	May 1	Nov 2	Dec 30

Feb 25	Jun 12	Nov 30	Dec 31

Apr 9	Aug 21	Dec 24

Apr 10	Sep 21	Dec 25

PORTUGAL:

Jan 1	May 1	Dec 1

Feb 24	Jun 10	Dec 8

Apr 10	Jun 11	Dec 24

Apr 13	Oct 5	Dec 25

QATAR:

Jan 1	Dec 2

Sep 20	Dec 3

Sep 22

Dec 1

SINGAPORE:

Jan l	May 1	Oct 17

Jan 26	May 9	Nov 27

Jan 27	Aug 10	Dec 25

Apr 10	Sep 21

76

SOUTH AFRICA:

Jan 1	May 1	Dec 16

Apr 10	Jun 16	Dec 25

Apr 13	Aug 10

Apr 27	Sep 24

SOUTH KOREA:

Jan 1	May 1	Oct 2

Jan 26	May 5	Dec 25

Jan 27	Jul 17	Dec 31

SPAIN:

Jan 1	Apr 10	Oct 12	Dec 25

Jan 6	Apr 13	Nov 2

Mar 19	May 1	Nov 9

Apr 9	May 15	Dec 8

SWEDEN:

Jan 1	May 1	Dec 25

Jan 6	May 21	Dec 31

Apr 10	Jun 19

Apr 13	Dec 24

SWITZERLAND:

Jan 1	Apr 10	Jun 1	Dec 8

Jan 2	Apr 13	Jun 11	Dec 24

Jan 6	May 1	Jun 29	Dec 25

Mar 19	May 21	Sep 10	Dec 31

TAIWAN:

Jan l	Jan 26	Jan 29

Jan 22	Jan 27	May 1

Jan 23	Jan 28	May 28

THAILAND:

Jan 1	Apr 13	May 5	Aug 12	Dec 31

Jan 2	Apr 14	May 11	Oct 23

Feb 9	Apr 15	Jul 1	Dec 7

Apr 6	May 1	Jul 8	Dec 10

UNITED ARAB EMIRATES:

Jan 1	Dec 2

Mar 8	Dec 17

Jul 19

Sep 20

Sep 21

UNITED KINGDOM:

Jan 1	May 4	Dec 25

Apr 10	May 25	Dec 26

Apr 13	Aug 31

UNITED STATES:

Jan 1	Jul 3	Dec 1

Jan 19	Sep 7

Feb 16	Oct 12

Apr 10	Nov 11

May 25	Nov 26

VENEZUELA:

Jan 1	Apr 9-10	Jun 24	Dec 7

Jan 5	May 1	Jun 29	Dec 25

Feb 23-24	May 25	Jul 24

Mar 19	Jun 15	Oct 12

77

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2009*

	Beginning of Settlement Period	End of Settlement Period	Days in Settlement Period
Abu Dhabi	09/16/09	09/24/09	8
	09/17/09	09/25/09	8
Argentina	04/03/09	04/11/09	8
	04/04/09	04/12/09	8
	04/05/09	04/13/09	8
China	01/21/09	02/02/09	12
	01/22/09	02/03/09	12
	01/23/09	02/04/09	12
	09/23/09	10/06/09	13
	09/24/09	10/07/09	13
	09/25/09	10/08/09	13
Denmark	04/06/09	04/14/09	8
	04/07/09	04/15/09	8
	04/08/09	04/16/09	8
Dubai	09/16/09	09/24/09	8
	09/17/09	09/25/09	8
Indonesia	09/15/09	09/24/09	9
	09/16/09	09/25/09	9
	09/17/09	09/28/09	11
Israel	04/02/09	04/13/09	11
	04/06/09	04/16/09	10
	04/07/09	04/20/09	13
	04/13/09	04/21/09	8
Japan	04/28/09	05/07/09	9
	04/30/09	05/08/09	8
	05/01/09	05/11/09	10
	09/16/09	09/24/09	8
	09/17/09	09/25/09	8
	09/18/09	09/28/09	10
Norway	04/06/09	04/14/09	8
	04/07/09	04/15/09	8
	04/08/09	04/16/09	8
Oman	07/16/09	07/27/09	11
	09/15/09	09/28/09	13
	09/16/09	09/29/09	13
	09/17/09	09/30/03	13
Philippines	12/23/09	01/04/10	12
	12/28/09	01/05/10	8
	12/29/09	01/06/09	8
Qatar	09/15/09	09/24/09	9
	09/16/09	09/25/09	9
	09/17/09	09/28/09	11
	11/25/09	12/03/09	8
Russia**	12/29/09	01/11/10	13
	12/30/09	01/12/10	13
	12/21/09	01/13/10	13
Taiwan	01/23/09	02/02/09	10

*  Holidays are subject to change without further notice.

**  Assume likely 2010 holiday based on prior year. Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T+3 cycle.

78

The chart below describes in further detail the placement of redemption orders outside the clearing process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities.	No action.	1:00 p.m. (ET) Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Orders Custodian.	No action.	Creation Unit Aggregations will be delivered.

Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

79

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	11:00 a.m. (ET)
Fund Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
		*If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET)
Fund Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
		*If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

TAXES

Each Fund intends to continue to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net

80

capital gains for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in structured notes, swaps, options, futures contracts and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by each Fund. The Funds may need to borrow money or dispose of some of their investments earlier than anticipated in order to meet their distribution requirements.

Distributions from a Fund's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

Dividends declared by the Funds in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

Long-term capital gains of noncorporate taxpayers are generally taxed at a maximum of 15% for taxable years beginning before January 1, 2011. In addition, for these tax years some ordinary dividends declared and paid by a Fund to noncorporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to noncorporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as

81

long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distributions of ordinary income and capital gains may also be subject to state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of a noncorporate shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Share and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Furthermore, for taxable years beginning before January 1, 2010, a Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend." An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short-term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Each Fund may be subject to certain taxes imposed by the foreign country or countries in which it invests with respect to dividends, capital gains and interest income. Under the Internal Revenue Code, if more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. Each Fund that meets this requirement intends to make this election. For any year that a Fund makes such an election, each shareholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the foreign government and the shareholder will be entitled, subject to certain limitations, to either deduct its allocable share of such foreign income taxes in computing its taxable income or to use it as a foreign tax credit against U.S. income taxes, if any. Generally, foreign investors will be subject to an increased U.S. tax on their income resulting from a Fund's election to "pass-through" amounts of foreign taxes paid by the Fund, and will not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them.

Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether, pursuant to the election described above, any foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country. The amount of foreign taxes that may be credited against a shareholder's U.S. federal income tax liability generally will be limited, however, to an amount equal to the shareholder's U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, a Funds' gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. In addition, this

82

limitation must be applied separately to certain categories of foreign source income. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by a Fund. A shareholder's ability to claim a credit for foreign taxes paid by a Fund may also be limited by applicable holding period requirements.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including, net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing each Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange on which the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Trust's Pricing Committee in accordance with procedures adopted by the Board of Trustees.

83

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly (except for the PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares Financial Preferred Portfolio, which declare and pay dividends from net investment income monthly). Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Funds' financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust's Annual Reports to shareholders for the fiscal year ended April 30, 2009 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust's Annual Reports at no charge by calling 800.983.0903 during normal business hours.

84

APPENDIX A

Invesco PowerShares Capital Management LLC

2008 PROXY VOTING POLICY—OVERVIEW

For those ETFs for which Invesco PowerShares Capital Management LLC ("Invesco PowerShares") has explicit or implicit authority to vote proxies, Invesco PowerShares:

1)  applies its proxy voting policies consistently;

2)  documents the reasons for voting; and

3)  maintains records of voting activities for clients and regulating authorities;

4)  monitors voting activity for potential conflicts of interest.

Proxy Voting

In order to facilitate this proxy voting process, Invesco PowerShares has retained Glass Lewis & Co., to assist the firm with in-depth proxy research and has retained Broadridge to vote execution and the recordkeeping necessary for tracking proxy voting for the appropriate client account. Invesco PowerShares votes according to Glass Lewis & Co voting recommendations to the extent that there is not a material conflict of interest. Glass Lewis & Co., specializes in providing a variety of fiduciary-level services related to proxy voting. Glass Lewis & Co Proxy Paper Policy Guidelines—An Overview of the Glass Lewis Approach to Proxy Advice 2008 Proxy Season is available upon request. To request a copy please call Invesco PowerShares at 800.983.0903.

Procedures for Addressing Material Conflicts of Interest

Example of potential conflicts of interest includes situations where the Adviser or an affiliate, or personnel of either entity:

1.  Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast

2.  Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, the Adviser will resolve such a conflict in the manner described below.

The adviser shall periodically review the proxy voting record to assess the extent, if any, to which there may be a material conflict between the interests of the applicable client on the one hand and the Adviser and its affiliates, directors, officers, employees on the other hand (a potential conflict). The adviser shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Adviser determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interest of the applicable client and the Adviser's other clients (excluding any client that may have a potential conflict).

Without limiting the generality of the foregoing, the Adviser may resolve a potential conflict in any of the following manners: (i) If the proposal that gives rise to a potential conflict is specifically addressed Glass Lewis's proxy voting policies, or (ii) the Adviser may engage an independent third-party to determine how the proxy should be voted. The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser's senior managers actually knew or reasonably should have know of the potential conflict.

A-1

Share blocking

The Adviser my choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, the adviser must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly the Adviser will not vote those proxies in the absence of an unusual significant vote.

Special Policy

With respect to the PowerShares Financial Preferred Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio and PowerShares Lux Nanotech Portfolio, the Adviser will vote proxies in accordance with Sections 12(d)(1)(E) and 12(d)(1)(F), which requires that the Adviser vote the shares in the portfolio of the PowerShares Financial Preferred Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio and PowerShares Lux Nanotech Portfolio in the same proportion as the vote of all other holders of such security.

A-2

Investment Company Act File No. 811-21265

PowerShares Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated August 31, 2009

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectuses dated August 31, 2009 for PowerShares FTSE NASDAQ Small Cap Portfolio, PowerShares NASDAQ-100 BuyWrite Portfolio, PowerShares NASDAQ Internet Portfolio, PowerShares NXQ Portfolio and PowerShares S&P 500 BuyWrite Portfolio, each a series of the PowerShares Exchange-Traded Fund Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. A copy of any Prospectus may be obtained without charge by writing to the Trust's Distributor, Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free (800) 843-2639.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 62 investment portfolios. This SAI relates to five of the investment portfolios (each a "Fund" and, together, the "Funds"). Each of the Funds is "non-diversified" and, as such, its investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as "Shares" or "Fund Shares."

The other 57 funds of the Trust, PowerShares Aerospace & Defense Portfolio, PowerShares Buyback AchieversTM Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares DWA Technical LeadersTM Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Market Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Value Line Industry Rotation Portfolio, PowerShares Value Line TimelinessTM Select Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio, PowerShares Zacks Micro Cap Portfolio and PowerShares Zacks Small Cap Portfolio are offered through six separate prospectuses.

The Funds are managed by Invesco PowerShares Capital Management LLC (the "Adviser").

The Funds offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities and options thereon included in the relevant Underlying Indexes (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Shares of all of the Funds are listed on The NASDAQ Stock Market LLC (the "NASDAQ"), except for the Shares of PowerShares S&P 500 BuyWrite Portfolio, which are listed on NYSE Arca, Inc. ("NYSE Arca" and, together with the NASDAQ, the "Exchanges"). Fund Shares will trade on the relevant Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares. The Trust may decrease the number of Shares in a Creation Unit.

All Funds reserve the right to offer a "cash" option for creations and redemptions of Fund Shares, although they have no current intention of doing so. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit

1

Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchanges may, but are not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NASDAQ and NYSE Arca, as applicable, makes further dealings on the inadvisable. The Exchanges will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchanges, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objectives

The investment objective of the PowerShares FTSE NASDAQ Small Cap Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "FTSE NASDAQ Small Cap Index" (the "Underlying Index").

The investment objective of the PowerShares NASDAQ-100 BuyWrite Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the "CBOE NASDAQ-100 BuyWrite IndexSM" (the "Underlying Index").

The investment objective of the PowerShares NASDAQ Internet Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "NASDAQ Internet IndexSM" (the "Underlying Index").

The investment objective of the PowerShares NXQ Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "NASDAQ Q-50 IndexSM" (the "Underlying Index").

The investment objective of the PowerShares S&P 500 BuyWrite Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "CBOE S&P 500 BuyWrite IndexTM" (the "Underlying Index").

Investment Restrictions

The Board of Trustees of the Trust (the "Board of Trustees") has adopted as fundamental policies the Funds' respective investment restrictions numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

(1)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2

(2)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's Shares present at a meeting, if the holders of more than 50% of the Fund's Shares are present or represented by proxy, or (ii) more than 50% of the Fund's Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees without shareholder approval. Each Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

3

The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Funds is contained in each Fund's Prospectus in the "Principal Risks of Investing in the Funds" and "Additional Risks" sections. The discussion below supplements, and should be read in conjunction with, these sections of each Fund's Prospectus.

An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stock. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stock, which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to its Underlying Index's average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period, by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of each Fund's total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board of Trustees, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and

4

the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with a Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Funds. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's Ratings Group, Inc., a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

5

Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

Real Estate Investment Trusts ("REITs"). Each Fund may invest in the securities of REITs, which pool investors' funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for the Funds to invest in the real estate industry. As a shareholder in a REIT, the Funds would bear their ratable shares of the REIT's expenses, including its advisory and administration fees. At the same time, the Funds would continue to pay their own investment advisory fees and other expenses, as a result of which the Funds and their shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs. The Funds could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operated expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Funds. By investing in REITs indirectly through the Funds, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. Each Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. Each Fund will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the

6

"writer," i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that they claim an exclusion from regulation as a commodity pool operator. Each Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which each Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds' Prospectuses and this Statement of Additional Information.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate each Fund's existing position in the contract.

7

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In the event of adverse price movements, the Funds would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

8

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that each Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Funds' rights as a creditor (e.g., the Funds may not receive the net amount of payments that it contractually is entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

MANAGEMENT

The general supervision of the duties performed by the Adviser for the Funds under the investment advisory agreement (the "Investment Advisory Agreement") is the responsibility of the Board of Trustees. The Trust currently has five Trustees. Four Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" or "independent" Trustees (the "Independent Trustees"). The other Trustee (the "Management Trustee") is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's 62 portfolios, three other exchange-traded funds with 38 portfolios advised by the Adviser (collectively, the "Fund Family") and 228 other portfolios advised by an affiliated person of the Adviser.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (51) YQA Capital Management, LLC 1755 S. Naperville Rd., Suite 100 Wheaton, IL 60187	Trustee	Since 2003	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	100	None

Marc M. Kole (48) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Vice President of Finance and Accounting, Hope Network (social services) (November 2008-Present); formerly, Assistant Vice President and Controller, Priority Health (September 2005-April 2008); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	100	None

9

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Philip M. Nussbaum (47) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (November 2004-Present); formerly Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-July 1999)	100	None

Donald H. Wilson (48) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	President and Chief Financial Officer, AMCORE Financial, Inc. (bank holding company) (August 2007-April 2009); formerly, Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (February 2006-August 2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995- February 2006)	100	None

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

Name, Address and Age of Management Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Management Trustee	Other Directorships Held by Management Trustee
H. Bruce Bond (45) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board of Trustees, Trustee and President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly, Manager, Nuveen Investments (April 1998-August 2002)	100	None

*  This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

10

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan (54) Invesco PowerShares Capital Management LLC Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer and Treasurer since 2006 and Secretary since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Officer and (September 2005-Present); formerly, Private Management LLC Treasurer Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin Gustafson (43) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2004	General Counsel, Invesco PowerShares Capital Management LLC (September 2004-Present); formerly, Chief Compliance Officer, Invesco PowerShares Capital Management LLC (September 2004-April 2008)

John W. Southard, Jr., CFA, MBA (39) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly, Treasurer of the Trust (April 2003-April 2006); Senior Equity Analyst, Charles Schwab & Company (May 2001-August 2002)

*  This is the period for which the Trustee/Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2008 is shown below.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares FTSE NASDAQ Small Cap Portfolio	Dollar Range of Equity Securities in the PowerShares NASDAQ-100 BuyWrite Portfolio	Dollar Range of Equity Securities in the PowerShares NASDAQ Internet Portfolio	Dollar Range of Equity Securities in the PowerShares NXQ Portfolio	Dollar Range of Equity Securities in the PowerShares S&P 500 BuyWrite Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Family
Ronn R. Bagge	None	None	None	None	None	over $100,000
Marc M. Kole	None	None	None	None	None	over $100,000
Philip M. Nussbaum	None	None	None	None	None	over $100,000
Donald H. Wilson	None	None	None	None	None	over $100,000
H. Bruce Bond	None	$50,001-$100,000	None	None	over $100,000	over $100,000

As of the date of this SAI, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.

The trusts in the Fund Family pay each Independent Trustee an annual retainer of $195,000 for their service as Trustee (the "Retainer"). Prior to May 1, 2008 the Trust and the PowerShares Exchange-Traded Fund Trust II ("Trust II") paid $155,000 of the Retainer, half of which is allocated pro rata between the funds of the Trust and Trust II, and the other half of which is allocated between the funds of the Trust and the funds of Trust II based on average net assets. The other trusts in the Fund Family paid the remaining $40,000 of the Retainer. Effective May 1, 2009, the Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner as the Retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

11

The Trust has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the Trust or Trust II that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund. The Independent Trustees are not eligible for any pension or profit sharing plan.

The Board of Trustees met six times during the fiscal year ended April 30, 2009.

The Board of Trustees has an Audit Committee, consisting of the four Independent Trustees. Messrs. Bagge, Kole, Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board of Trustees the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended April 30, 2009, the Audit Committee held five meetings.

The Board of Trustees also has a Nominating and Governance Committee consisting of five Trustees. Messrs. Bagge, Kole, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board of Trustees membership, and evaluate candidates for Board of Trustees membership. The Board of Trustees will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee as described below under the caption "Shareholder Communications." During the fiscal year ended April 30, 2009, the Nominating and Governance Committee held four meetings.

The following sets forth the fees paid to each Trustee for the fiscal year ended April 30, 2009:

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Family(1)
Ronn R. Bagge	$131,283	N/A	$205,000
Marc M. Kole	$131,283	N/A	$205,000
Philip M. Nussbaum	$123,327	N/A	$195,000
Donald H. Wilson	$123,327	N/A	$195,000
H. Bruce Bond	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all of the series of the trusts in the Fund Family as of April 30, 2009 before deferral by the Trustees under the DC Plan. As of April 30, 2009, the values of the deferral accounts for Messrs. Bagge and Nussbaum pursuant to the DC Plan were $23,654 and $244,519, respectively.

As of the date of this SAI, the officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of each Fund.

Shareholder Communications. Shareholders may send communications to the Trust's Board of Trustees by addressing the communications directly to the Board of Trustees (or individual Board of Trustees members) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Board of Trustees members). The shareholder may send the communication to either the Trust's office or directly to such Board of Trustees members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management. Such communications will be forwarded to the Board of Trustees at management's discretion based on the matters contained therein.

12

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Portfolio Managers. The Adviser uses a team of portfolio managers (the "Portfolio Managers"), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's resources. John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the Funds. Peter Hubbard, who reports to Mr. Southard, is the member of the portfolio management team who is currently primarily responsible for the Funds' day-to-day management. Mr. Hubbard receives management assistance from John Browning, Michael Jeanette, Jeffrey Kernagis, Brian McGreal and Travis Trampe.

As of July 31, 2009, in addition to 62 Funds of the Trust, Mr. Southard managed 33 portfolios of exchange-traded funds in the Fund Family with a total of approximately $12.0 billion in assets, no other pooled investment vehicles and 19 exchange-traded funds listed in Europe with a total of approximately $739.5 million in assets.

As of July 31, 2009, in addition to 62 Funds of the Trust, Mr. Hubbard managed 33 portfolios of exchange-traded funds in the Fund Family with a total of approximately $12.0 billion in assets, no other pooled investment vehicles and 19 exchange-traded funds listed in Europe with a total of approximately $739.5 million in assets.

As of July 31, 2009, in addition to 58 Funds of the Trust, Mr. Browning managed three portfolios of exchange-traded funds in the Fund Family with a total of approximately $6.9 billion in assets and no other pooled investment vehicles.

As of July 31, 2009, in addition to 58 Funds of the Trust, Mr. Jeanette managed three portfolios of exchange-traded funds in the Fund Family with a total of approximately $6.9 billion in assets and no other pooled investment vehicles.

As of July 31, 2009, in addition to three Funds of the Trust, Mr. Kernagis managed eight portfolios of exchange-traded funds in the Fund Family with a total of approximately $3.7 billion in assets, no other pooled investment vehicles and one exchange-traded fund listed in Europe with a total of approximately $133.2 million in assets.

As of July 31, 2009, in addition to three Funds of the Trust, Mr. McGreal managed 22 portfolios of exchange-traded funds in the Fund Family with a total of approximately $1.5 billion in assets, no other pooled investment vehicles and 18 exchange-traded funds listed in Europe with a total of approximately $606.3 million in assets.

As of July 31, 2009, in addition to one Fund of the Trust, Mr. Trampe managed 22 portfolios of exchange-traded funds in the Fund Family with a total of approximately $1.4 billion in assets, no other pooled investment vehicles and 18 exchange-traded funds listed in Europe with a total of approximately $606.3 million in assets.

Although the funds that are managed by the Portfolio Managers may have different investment strategies, each has a portfolio objective of replicating its Underlying Index. The Adviser does not believe that management of the different funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the

13

bonuses may be approved in advance by the Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

As of July 31, 2009, the dollar range of securities beneficially owned by Mr. Southard in the Trust was over $1,000,000. As of July 31, 2009, the dollar ranges of securities beneficially owned by Messrs. Browning, Hubbard, Jeanette, Kernagis, McGreal and Trampe in the Trust were $1-$10,000, $0, $0, $10,001-$50,000, $0 and $0, respectively. The portfolio holdings of Messrs. Southard and Kernagis, as of July 31, 2009, in the Funds in which they own securities are shown below.

John W. Southard, Jr.

Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Dynamic Market Portfolio				X
PowerShares Financial Preferred Portfolio				X
PowerShares CleantechTM Portfolio			X
PowerShares Dynamic Financial Sector Portfolio			X
PowerShares Golden Dragon Halter USX China Portfolio		X
PowerShares Dynamic Utilities Portfolio	X
PowerShares Dynamic Banking Portfolio		X
PowerShares Dynamic Small Cap Value Portfolio			X

John Browning

Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Financial Preferred Portfolio	X
PowerShares Golden Dragon Halter USX China Portfolio	X
PowerShares Listed Private Equity Portfolio	X

Jeffrey Kernagis

Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares WilderHill Clean Energy Portfolio		X
PowerShares Financial Preferred Portfolio		X

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage expenses, distribution fees, litigation expenses and other extraordinary expenses. For its services to the Funds, the Funds have agreed to pay an annual fee, paid monthly, equal to a percentage of its average daily net assets set forth in the chart below (the "Advisory Fee").

Fund	Fee
PowerShares NASDAQ-100 BuyWrite Portfolio	0.75% of average daily net assets
PowerShares FTSE NASDAQ Small Cap Portfolio	0.70% of average daily net assets
PowerShares NASDAQ Internet Portfolio	0.60% of average daily net assets
PowerShares NXQ Portfolio	0.70% of average daily net assets
PowerShares S&P 500 BuyWrite Portfolio	0.75% of average daily net assets

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Funds and manages the investment of the Funds' assets.

14

The aggregate amount of the Advisory Fee paid by each Fund to the Adviser during the Fund's fiscal years ended April 30, 2008 and 2009, as applicable, or if the Fund has not been in existence for a full fiscal year, since the commencement of investment operations of that Fund, are set forth in the chart below.

	Advisory Fees Paid for the Fiscal Year Ended		Date of Commencement of Investment
Fund	April 30, 2008	April 30, 2009	Operations
PowerShares FTSE NASDAQ Small Cap Portfolio	$1,364	$14,964	4/1/08
PowerShares NASDAQ-100 BuyWrite Portfolio	N/A	$19,806	6/9/08
PowerShares NASDAQ Internet Portfolio	N/A	$9,005	6/10/08
PowerShares NXQ Portfolio	$1,921	$15,955	4/1/08
PowerShares S&P 500 BuyWrite Portfolio	$9,120	$341,560	12/19/07

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until April 30, 2010, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Administrator. The Bank of New York Mellon (formerly known as The Bank of New York) ("BONY" or the "Administrator") serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

BONY serves as Administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BONY is obligated on a continuous basis, to provide such administrative services as the Board of Trustees reasonably deems necessary for the proper administration of the Trust and each Fund. BONY will generally assist in all aspects of the Trust's and the Funds' operations, including supply and maintain office facilities (which may be in BONY's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid annually by the Adviser from the Advisory Fee.

Custodian, Transfer Agent and Fund Accounting Agent. BONY, located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BONY holds the Funds' assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BONY also serves as transfer agent of the Funds pursuant to a

15

Transfer Agency Agreement. Further, BONY serves as Fund accounting agent pursuant to a fund accounting agreement (the "Fund Accounting Agreement"). As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid annually by the Adviser from the Advisory Fee.

Distributor. Invesco Aim Distributors, Inc. (the "Distributor") is the distributor of the Funds' Shares. Its principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based.

Fund	Underlying Index

PowerShares FTSE NASDAQ Small Cap Portfolio	FTSE NASDAQ Small Cap Index

PowerShares NASDAQ-100 BuyWrite Portfolio	CBOE NASDAQ-100 BuyWrite IndexTM

PowerShares NASDAQ Internet Portfolio	NASDAQ Internet IndexSM

PowerShares NXQ Portfolio	NASDAQ Q-50 IndexSM

PowerShares S&P 500 BuyWrite Portfolio	CBOE S&P 500 BuyWrite IndexTM

PowerShares FTSE NASDAQ Small Cap Portfolio is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or by the London Stock Exchange Plc (the "Exchange") or by The Financial Times Limited ("FT") or by The NASDAQ OMX Group, Inc. ("NASDAQ OMX") (together the "Licensor Parties") and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE NASDAQ Small Cap Index (the "Underlying Index") and/or the figure at which the said Underlying Index stands at any particular time on any particular day or otherwise. The Underlying Index is compiled and calculated by FTSE. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein."

"FTSE®" and "FT-SE®" are trademarks of the Exchange and the FT and are used by FTSE under license.

"NASDAQ®" is a registered trademark of Nasdaq OMX and is used by FTSE under license.

PowerShares NASDAQ Internet and PowerShares NXQ Portfolios are not sponsored, endorsed, sold or promoted by the NASDAQ OMX or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, PowerShares NASDAQ Internet and PowerShares NXQ Portfolios. The

16

Corporations make no representation or warranty, express or implied to the owners of PowerShares NASDAQ Internet and PowerShares NXQ Portfolios or any member of the public regarding the advisability of investing in securities generally or in PowerShares NASDAQ Internet and PowerShares NXQ Portfolios particularly, or the ability of the NASDAQ Internet IndexSM and NASDAQ Q-50 IndexSM to track general stock market performance. The Corporations' only relationship to the Adviser is in the licensing of the NASDAQ®, NASDAQ Internet IndexSM and NASDAQ Q-50 IndexSM trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ Internet IndexSM and NASDAQ Q-50 IndexSM which are determined, composed and calculated by NASDAQ OMX without regard to the Adviser or PowerShares NASDAQ Internet and PowerShares NXQ Portfolios. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of PowerShares NASDAQ Internet and PowerShares NXQ Portfolios into consideration in determining, composing or calculating the NASDAQ Internet IndexSM and NASDAQ Q-50 IndexSM. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of PowerShares NASDAQ Internet and PowerShares NXQ Portfolios to be issued or in the determination or calculation of the equation by which PowerShares NASDAQ Internet and PowerShares NXQ Portfolios are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of PowerShares NASDAQ Internet and PowerShares NXQ Portfolios.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ INTERNET INDEXSM AND NASDAQ Q-50 INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF POWERSHARES NASDAQ INTERNET AND POWERSHARES NXQ PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ INTERNET INDEXSM AND NASDAQ Q-50 INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ INTERNET INDEXSM AND NASDAQ Q-50 INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Chicago Board Options Exchange, Incorporated ("CBOE") performs the calculations of the CBOE S&P 500 BuyWrite IndexTM (the "Underlying Index"). CBOE has entered into an agreement with Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc. In the agreement, CBOE has been granted the right to use the Reference Index in calculations of the Fund's Underlying Index, and in each agreement CBOE has granted the right to the S&P to grant licenses to third parties to use the Underlying Index. S&P has granted a license to the Adviser to use the Underlying Index. The PowerShares CBOE S&P 500 BuyWrite Portfolio is entitled to use its Underlying Index pursuant to a sublicensing arrangement with the Adviser.

"S&P," "S&P 500" and "S&P 500TM Index", are registered trademarks of Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P) and "BuyWrite" an "CBOE" are trademarks of CBOE. These marks have been licensed by the Adviser. PowerShares S&P 500 BuyWrite Portifolio is not sponsored, endorsed, sold or promoted by S&P or CBOE, and S&P and CBOE make no representation regarding the advisability of investing in PowerShares S&P 500 BuyWrite Portfolio.

"CBOE®" is a registered trademark of CBOE and "BuyWrite" is a trademark of CBOE. CBOE S&P 500 BuyWrite IndexTM is a trademark of CBOE (except that S&P retains the rights in its trademarks embedded in such trademarks). PowerShares S&P 500 BuyWrite Portfolio is not sponsored, endorsed, sold or promoted by the CBOE and CBOE does not make any representation regarding the advisability of investing in Shares of PowerShares S&P 500 BuyWrite Portfolio. The CBOE makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly.

The Underlying Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. The CBOE has no obligation to take the needs of the Distributor, the Adviser, the Trust or

17

the owners of Shares into consideration in determining, composing or calculating the Underlying Index. The CBOE has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures, relating to the Shares. The CBOE is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. The CBOE has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. The CBOE does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the CBOE shall have no liability for any errors, omissions, or interruptions therein. The CBOE makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Index or any data included therein. The CBOE makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein, PowerShares S&P 500 BuyWrite Portfolio, the Trust or the Shares. Without limiting any of the foregoing, in no event shall the CBOE have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, PowerShares S&P 500 BuyWrite Portfolio, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by PowerShares S&P 500 BuyWrite Portfolio, owners of the Shares of PowerShares S&P 500 BuyWrite Portfolio or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

POWERSHARES S&P 500 BUYWRITE PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P OR THE CBOE. S&P AND CBOE MAKE NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF POWERSHARES S&P 500 BUYWRITE PORTFOLIO OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN POWERSHARES S&P 500 BUYWRITE PORTFOLIO. THE UNDERLYING INDEX IS A BENCHMARK INDEX DESIGNED TO TRACK THE PERFORMANCE OF A HYPOTHETICAL BUY-WRITE STRATEGY ON THE S&P 500® INDEX. S&P'S AND CBOE'S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P, CBOE AND THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY CBOE WITHOUT REGARD TO THE ADVISER OR POWERSHARES S&P 500 BUYWRITE PORTFOLIO. CBOE HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF POWERSHARES S&P 500 BUYWRITE PORTFOLIO INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. S&P AND CBOE ARE NOT RESPONSIBLE FOR, AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF POWERSHARES S&P 500 BUYWRITE PORTFOLIO TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH POWERSHARES S&P 500 BUYWRITE PORTFOLIO IS TO BE CONVERTED INTO CASH. S&P AND CBOE HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF POWERSHARES S&P 500 BUYWRITE PORTFOLIO.

CBOE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES THAT CBOE CONSIDERS RELIABLE, BUT S&P AND CBOE ACCEPT NO RESPONSIBILITY FOR, AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P AND CBOE DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S&P AND CBOE MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY

18

DATA INCLUDED THEREIN. S&P AND CBOE MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL CONDITIONS AND WARRANTIES IMPLIED BY STATUE, GENERAL LAW OR CUSTOM, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CBOE OR S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust's policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser does not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Funds, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

The aggregate brokerage commissions paid by each Fund during the Fund's fiscal years ended April 30, 2008 and 2009, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of investment operations of that Fund, are set forth in the chart below.

	Brokerage Commissions Paid for the Fiscal Year Ended
Fund	April 30, 2008	April 30, 2009
PowerShares FTSE NASDAQ Small Cap Value Portfolio	$—	$1,555
PowerShares NASDAQ-100 BuyWrite Portfolio (1)	N/A	$4,115
PowerShares NASDAQ Internet Portfolio (2)	N/A	$586
PowerShares NXQ Portfolio	$532	$3,067
PowerShares S&P 500 Buy Write Portfolio	$901	$52,848

(1)  Commenced investment operations on June 9, 2008

(2)  Commenced investment operations on June 10, 2008

19

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on June 9, 2000.

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 62 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board of Trustees with respect to a Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Trust's Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Funds, and ownership of Fund shares may be disclosed by the Funds if so required by law or regulation. The Trust's Declaration also provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

20

Control Persons. The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund's outstanding equity securities as of August 1, 2009:

POWERSHARES FTSE NASDAQ SMALL CAP PORTFOLIO

Name & Address	% Owned
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	79.23%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.14%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.56%

POWERSHARES NASDAQ-100 BUYWRITE PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	18.32%
Bear, Stearns Securities Corp. 1 MetroTech Center North Brooklyn, NY 11201	15.97%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	15.26%
Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	13.79%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	10.99%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	6.66%
Citibank, N.A. 333 W. 34th Street New York, NY 10001	5.00%

21

POWERSHARES NASDAQ INTERNET PORTFOLIO

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	23.35%
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	21.14%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	15.64%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.41%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.12%

POWERSHARES NXQ PORTFOLIO

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	28.53%
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	27.51%
National Financial Services LLC 200 Liberty Street New York, NY 10281	16.51%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.27%

POWERSHARES S&P 500 BUYWRITE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	23.27%
National Financial Services LLC 200 Liberty Street New York, NY 10281	18.01%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.97%
Linsco/Private Ledger Corp. 2810 Coliseum Centre Drive Charlotte, NC 28217	8.68%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.99%

22

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc. ("NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

23

Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also is available at no charge, upon request, by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Funds' Form N-PX will also be available on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarter. Form N-Q for the Funds is available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds' Form N-Q and Form N-CSR are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and the will not disseminate non-public information concerning the Trust.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

24

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index ("Fund Securities") and an amount of cash (the "Cash Component") computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the Exchanges (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Funds until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), will be at the expense of the Funds and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders.

The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant" or "AP."

25

Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP, as applicable, in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations

26

will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Funds by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below).

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the AP shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. APs will be liable to the Trust and the Funds for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

27

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BONY regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation/Redemption Transaction Fee and the Maximum Creation/Redemption Transaction Fee for each Fund are set forth under the section "Creations, Redemptions and Transaction Fees" in each Fund's prospectus.

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the relevant Exchange, (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the

28

Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Funds or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for a Fund are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if; (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however,

29

either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m., Eastern time the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The chart below describes in further detail the placement of creation and redemption orders through the NSCC and outside the Clearing Process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

30

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET)	11:00 a.m. (ET)	No action.	1:00 p.m. (ET)

	Order in proper form must be received by the Distributor.	Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities.		Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC.	No action.	Creation Unit Aggregations will be delivered.

	Orders received after 3:00 p.m. (ET) will be treated as standard orders.	2:00 p.m. (ET) Cash Component must be received by the Custodian.

Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

31

Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1)	11:00 a.m. (ET)
Fund shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
	*If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET)
Fund shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
	*If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

TAXES

Each Fund intends to qualify for and to elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

32

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Each of PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio expect that the ownership of stocks and sale of call options will generally constitute "straddles" (offsetting positions with respect to personal property) under Section 1092 of the Internal Revenue Code. Unlike certain other funds that utilize covered call strategies, based on their particular investment strategy, the Funds do not anticipate that the call options will be structured to be treated as "qualified covered call options" under section 1092 of the Internal Revenue Code. The straddle rules would usually terminate each Fund's holding periods for the stocks that become part of a straddle before the long-term capital gains holding period has been reached, which is expected to eliminate a Fund's ability to recognize long-term capital gains from a sale or disposition of the stocks. The straddle rules would also usually defer recognition of realized losses and require the capitalization of certain interest expense and carrying charges. In addition, dividends, if any, on stocks would not qualify for either the reduced tax rates applicable to long-term capital gains (such rates being applicable to what is commonly referred to as "qualified dividend income") or for the dividends received deduction applicable to certain dividends received by corporate investors.

In this regard, each of PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio intend to make certain elections consistent with their investment policies that may minimize certain of these adverse consequences. As a result, each Fund generally will be required to mark to market its positions in the stocks and the call options on a daily basis and, therefore, the Fund may have to recognize gain on its investments sooner than it would if engaged in a different investment strategy. The specific rules that are expected to apply to each Fund's investments generally will require the mark to market gains and losses from the stock positions to be compared with the mark to market gains or losses from the call options on a daily basis; to the extent that there is more gain or loss from the stock positions, each Fund will have short-term capital gain, which is generally taxed like ordinary income, or short term capital loss; to the extent there is more gain or loss from the call options, such gain will be 60% long term capital gain or loss and 40% short term capital gain or loss. These rules also impose limits on the total percentage of gain for a tax year that can be characterized as long term capital gain and the percentage of loss for a tax year that can be characterized as short term capital loss. As a result, each Fund may be required to pass through more income to you in a particular year than it would if it had a different investment strategy. It is also possible that a significant portion of the income passed through to you will be ordinary. As a result of this, and each Fund's inability to designate a portion of the distributions it makes as eligible for the reduced rates applicable to the long term capital gains or eligible for the dividends received deduction, an investor may be subject to significantly greater amounts of tax as a result of the investment than would apply to an investment in a fund engaged in a different investment strategy. You should consider whether an investment in the Funds should be made in a taxable account or whether it is best suited for a tax deferred entity or tax-exempt retirement account.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in structured notes, swaps, options, futures contracts and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by each Fund. The Funds may need to borrow money or dispose of some of their investments earlier than anticipated in order to meet their distribution requirements.

Distributions from a Fund's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to

33

shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

Dividends declared by the Funds in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

Long-term capital gains of noncorporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these tax years, some ordinary dividends declared and paid by a Fund to noncorporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to noncorporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distributions of ordinary income and capital gains may also be subject to state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of a noncorporate shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Furthermore, for taxable years beginning before January 1, 2010, a Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend." An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short-term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more

34

during the taxable year. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

35

In computing each Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange on which the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market, or in the case of the NASDAQ, at the NASDAQ official closing price. Money market securities maturing in 60 days or less will be valued at amortized cost. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Trust's Pricing Committee in accordance with procedures adopted by the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Funds' financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust's Annual Reports to shareholders for the fiscal year ended April 30, 2009 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust's Annual Reports at no charge by calling 800.983.0903 during normal business hours.

36

APPENDIX A

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

2008 PROXY VOTING POLICY—OVERVIEW

For those ETFs for which Invesco PowerShares Capital Management LLC ("Invesco PowerShares") has explicit or implicit authority to vote proxies, Invesco PowerShares:

1)  applies its proxy voting policies consistently;

2)  documents the reasons for voting; and

3)  maintains records of voting activities for clients and regulating authorities;

4)  monitors voting activity for potential conflicts of interest.

Proxy Voting

In order to facilitate this proxy voting process, Invesco PowerShares has retained Glass Lewis & Co., to assist the firm with in-depth proxy research and has retained Broadridge to vote execution and the recordkeeping necessary for tracking proxy voting for the appropriate client account. Invesco PowerShares votes according to Glass Lewis & Co voting recommendations to the extent that there is not a material conflict of interest. Glass Lewis & Co., specializes in providing a variety of fiduciary-level services related to proxy voting. Glass Lewis & Co Proxy Paper Policy Guidelines—An Overview of the Glass Lewis Approach to Proxy Advice 2008 Proxy Season is available upon request. To request a copy please call Invesco PowerShares at 800.983.0903.

Procedures for Addressing Material Conflicts of Interest

Example of potential conflicts of interest includes situations where the Adviser or an affiliate, or personnel of either entity:

1.  Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast

2.  Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, the Adviser will resolve such a conflict in the manner described below.

The adviser shall periodically review the proxy voting record to assess the extent, if any, to which there may be a material conflict between the interests of the applicable client on the one hand and the Adviser and its affiliates, directors, officers, employees on the other hand (a potential conflict). The adviser shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Adviser determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interest of the applicable client and the Adviser's other clients (excluding any client that may have a potential conflict).

Without limiting the generality of the foregoing, the Adviser may resolve a potential conflict in any of the following manners: (i) If the proposal that gives rise to a potential conflict is specifically addressed Glass Lewis's proxy voting policies, or (ii) the Adviser may engage an independent third-party to determine how the proxy should be voted. The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser's senior managers actually knew or reasonably should have know of the potential conflict.

A-1

Share blocking

The Adviser my choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, the adviser must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly the Adviser will not vote those proxies in the absence of an unusual significant vote.

Special Policy

With respect to the PowerShares Financial Preferred Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio and PowerShares Lux Nanotech Portfolio, the Adviser will vote proxies in accordance with Sections 12(d)(1)(E) and 12(d)(1)(F), which requires that the Adviser vote the shares in the portfolio of the PowerShares Financial Preferred Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio and PowerShares Lux Nanotech Portfolio in the same proportion as the vote of all other holders of such security.

A-2

POWERSHARES EXCHANGE-TRADED FUND TRUST

PART C. OTHER INFORMATION

Item 23.  Exhibits.

(a)           Amended and Restated Declaration of Trust of the Registrant dated April 7, 2003, is incorporated by reference to Exhibit (a)(1) of the Initial Registration Statement, filed on April 16, 2003.

(b)           Amended and Restated By-laws of the Registrant, is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 73, filed on June 6, 2006.

(c)           Not applicable.

(d)

(1)           Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC, for Funds launched prior to June 30, 2007, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 184, filed on May 23, 2008.

(2)           Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC, for Funds launched after June 30, 2007, is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No, 184, filed on May 23, 2008.

(3)           Excess Expense Agreement between the Registrant and Invesco PowerShares Capital Management LLC, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 184, filed on May 23, 2008.

(e)           Not applicable.

(f)            Not applicable.

(g)           (i)            Form of Custody Agreement between Registrant and The Bank of New York, is incorporated by reference to Exhibit (g)(1) of the Initial Registration Statement, filed on April 16, 2003.

(g)           (ii)           Form of Foreign Custody Manager Agreement between PowerShares Exchange-Traded Fund Trust II and The Bank of New York, is incorporated herein by reference to exhibit (g)(ii) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of PowerShares Exchange-Traded Fund Trust II, filed on June 6, 2007.

(h)

1.             Form of Fund Administration and Accounting Agreement between Registrant and The Bank of New York, is incorporated by reference to Exhibit (h)(1) of the Initial Registration Statement filed on April 16, 2003.

2.             Form of Transfer Agency and Service Agreement between Registrant and The Bank of New York, is incorporated by reference to Exhibit (h)(2) of the Initial Registration Statement, filed on April 16, 2003.

3.             Form of Participant Agreement between ALPS Distributors, Inc., The Bank of New York and the Participant, is incorporated by reference to Exhibit (h)(3) of the Initial Registration Statement, filed on April 16, 2003.

4.             Form of Participant Agreement between Invesco Aim Distributors, Inc., the Bank of New York and PowerShares Exchange-Traded Fund Trust II, is incorporated herein by reference to

Exhibit (h)(c) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of PowerShares Exchange-Traded Fund Trust II, filed on June 6, 2007.

5.             Form of Sublicensing Agreement between the Registrant and the Adviser, is incorporated by reference to Exhibit (h)(d) of Post-Effective Amendment No. 14, filed on November 24, 2004.

(i)

1.             Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares Dynamic Brand Name Products and PowerShares NASDAQ Internet Portfolios), to be filed by amendment.*

2.             Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares Dynamic Brand Name Products and PowerShares NASDAQ Internet Portfolios), to be filed by amendment.*

3.             Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Banking Portfolio and PowerShares Dynamic Healthcare Services Portfolio), is incorporated herein by reference to Exhibit (i)(c) of Post-Effective Amendment No. 88, filed on October 10, 2006.

4.             Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Banking Portfolio and PowerShares Dynamic Healthcare Services Portfolio), incorporated herein by reference to Exhibit (i)(d) of Post-Effective Amendment No. 88, filed on October 10, 2006.

5.             Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares REIT Preferred Portfolio and PowerShares Value Line 400 Portfolio), to be filed by amendment.*

6.             Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares REIT Preferred Portfolio and PowerShares Value Line 400 Portfolio), to be filed by amendment.*

7.             Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend Achievers TM Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dividend Achievers TM Portfolio, PowerShares High Growth Rate Dividend Achievers TM Portfolio, PowerShares International Dividend Achievers TM Portfolio, PowerShares Zacks Micro Cap Portfolio, PowerShares Dynamic Building & Construction

Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Aerospace & Defense Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares Water Resources Portfolio, PowerShares Value Line Timeliness TM Select Portfolio, TM PowerShares Dynamic Hardware & Consumer Electronics Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio and PowerShares Zacks Small Cap Portfolio), is incorporated by reference to Exhibit (i)(l) of Post-Effective Amendment No. 9, filed on August 27, 2004, Exhibit (i)(a) of Post-Effective Amendment No. 14, filed on November 24, 2004, Exhibit (i)(e) of Post-Effective Amendment No. 20, filed on February 25, 2005, Exhibit (i)(g) of Post-Effective Amendment No. 26, filed on May 13, 2005, Exhibit (i)(i) of Post-Effective Amendment No. 45, filed on September 12, 2005, Exhibit (i)(k) of Post-Effective Amendment No. 38, filed on August 17, 2005, Exhibit (i)(m) of Post-Effective Amendment No. 55, filed on October 25, 2005, Exhibit (i)(k) of Post-Effective Amendment No. 61, filed on December 2, 2005, Exhibit (i)(m) of Post-Effective Amendment No. 62, filed on December 2, 2005 and Exhibit (i)(o) of Post-Effective Amendment No. 68, filed on February 10, 2006.

8.             Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend Achievers TM Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dividend Achievers TM Portfolio, PowerShares High Growth Rate Dividend Achievers TM Portfolio, PowerShares International Dividend Achievers TM Portfolio, PowerShares Zacks Micro Cap Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Aerospace & Defense Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares Water Resources Portfolio, PowerShares Value Line Timeliness TM Select Portfolio, PowerShares Dynamic Hardware & Consumer Electronics Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio and PowerShares Zacks Small Cap Portfolio), is incorporated by reference to Exhibit (i)(2) of Post-Effective Amendment No. 9, filed on August 27, 2004, Exhibit (i)(b) of Post-Effective Amendment No. 14, filed on November 24, 2004, Exhibit (i)(f) of Post-Effective Amendment No. 20, filed on February 25, 2005, Exhibit (i)(h) of Post-Effective Amendment No. 26, filed on May 13, 2005, Exhibit (i)(j) of Post-Effective Amendment No. 45, filed on September 12, 2005, Exhibit (i)(l) of Post-Effective Amendment No. 38, filed on August 17, 2005, Exhibit (i)(n) of Post-Effective Amendment No. 55, filed on October 25, 2005, Exhibit (i)(l) of Post-Effective Amendment No. 61, filed on December 2, 2005, Exhibit (i)(m) of Post-Effective Amendment No. 62, filed on December 2, 2005, and Exhibit (i)(p) of Post-Effective Amendment No. 68, filed on February 10, 2006.

9.             Consent of Clifford Chance US LLP (with respect to the PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend Achievers TM Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic

Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dividend Achievers TM Portfolio, PowerShares High Growth Rate Dividend Achievers TM Portfolio, PowerShares International Dividend Achievers TM Portfolio, PowerShares Zacks Micro Cap Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Aerospace & Defense Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares Water Resources Portfolio, PowerShares Value Line Timeliness TM Select Portfolio, TM PowerShares Dynamic Hardware & Consumer Electronics Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio and PowerShares Zacks Small Cap Portfolio), is incorporated by reference to Exhibit (i)(i) of Post-Effective Amendment No. 83, filed on August 29, 2006.

10.           Opinion and Consent of Clifford Chance US LLP (with respect to PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio and PowerShares FTSE RAFI Sector Financials Portfolio), is incorporated by reference to Exhibit (i)(j) of Post-Effective Amendment No. 85, filed on September 19, 2006.

11.           Opinion and Consent of Bingham McCutchen, LLP (with respect to PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio and PowerShares FTSE RAFI Sector Financials Portfolio), is incorporated by reference to Exhibit (i)(k) of Post-Effective Amendment No. 85, filed on September 19, 2006.

12.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Small Cap Portfolio and PowerShares Value Line Industry Rotation Portfolio), is incorporated by reference to Exhibit (i)(l) of Post-Effective Amendment No. 99, filed on November 28, 2006.

13.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Small Cap Portfolio and PowerShares Value Line Industry Rotation Portfolio), is incorporated by reference to Exhibit (i)(m) of Post-Effective Amendment No. 99, filed on November 28, 2006.

14.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares Financial Preferred Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Cleantech™ Portfolio), is incorporated by reference to Exhibit (i)(n) of Post-Effective Amendment No. 93, filed on October 20, 2006.

15.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares Financial Preferred Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Cleantech™ Portfolio), is incorporated by reference to Exhibit (i)(o) of Post-Effective Amendment No. 93, filed on October 20, 2006.

16.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares Autonomic Allocation Research Affiliates Portfolio, PowerShares NASDAQ (R)  Dividend Achievers TM Portfolio and PowerShares India Tiger TM Portfolio), to be filed by amendment.

17.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares Autonomic Allocation Research Affiliates Portfolio, PowerShares NASDAQ (R)  Dividend Achievers TM Portfolio and PowerShares India Tiger Portfolio), to be filed by amendment.

18.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares Dynamic Deep Value Portfolio, PowerShares Dynamic Aggressive Growth Portfolio and PowerShares Buyback Achievers TM Portfolio), is incorporated by reference to Exhibit (i)(r) of Post-Effective Amendment No. 104, filed on December 18, 2006.

19.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares Dynamic Deep Value Portfolio, PowerShares Dynamic Aggressive Growth Portfolio and PowerShares Buyback Achievers TM Portfolio), is incorporated by reference to Exhibit (i)(s) of Post-Effective Amendment No. 104, filed on December 18, 2006.

20.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares DWA Technical Leaders TM Portfolio), is incorporated by reference to Exhibit (i)(t) of Post-Effective Amendment No. 114, filed on February 16, 2007.

21.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares DWA Technical Leaders TM Portfolio), is incorporated by reference to Exhibit (i)(u) of Post-Effective Amendment No. 114, filed on February 16, 2007.

22.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares NASDAQ-100 BuyWrite Portfolio), is incorporated by reference to Exhibit (i)(22) of Post-Effective Amendment No. 183, filed on May 23, 2008.

23.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares NASDAQ-100 BuyWrite Portfolio), is incorporated by reference to Exhibit (i)(23) of Post-Effective Amendment No. 183, filed on May 23, 2008.

24.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares S&P 500 BuyWrite Portfolio), is incorporated by reference to Exhibit (i)(22) of Post-Effective Amendment No. 151, filed on December 16, 2007.

25.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares S&P 500 BuyWrite Portfolio), is incorporated by reference to Exhibit (i)(23) of Post-Effective Amendment No. 151, filed on December 16, 2007.

26.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares FTSE NASDAQ Small Cap Portfolio and PowerShares  NASDAQ Next-Q Portfolio), is incorporated by reference to Exhibit (i)(26) of Post-Effective Amendment No. 169, filed on March 28, 2008.

27.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares FTSE NASDAQ Small Cap Portfolio and PowerShares  NASDAQ Next-Q Portfolio), is incorporated by reference to Exhibit (i)(27) of Post-Effective Amendment No. 169, filed on March 28, 2008.

28.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares DJIA BuyWrite Portfolio and PowerShares Lux Nanotech Portfolio), to be filed by amendment.

29.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares DJIA BuyWrite Portfolio and PowerShares Lux Nanotech Portfolio), to be filed by amendment.

30.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares NASDAQ Internet Portfolio), is incorporated by reference to Exhibit (i)(30) of Post-Effective Amendment No. 184, filed on May 23, 2008.

31.           Opinion and Consent of Bingham  McCutchen, LLP (with respect to the PowerShares NASDAQ Internet Portfolio), is incorporated by reference to Exhibit (i)(31) of Post-Effective Amendment No. 184, filed on May 23, 2008.

32.           Consent of Clifford Chance US LLP (with respect to the PowerShares Cleantech TM Portfolio), is incorporated by reference to Exhibit (i)(32) of Post-Effective Amendment No. 196, filed on July 1, 2008.

33.           Consent of Clifford Chance US LLP (with respect to the PowerShares Aerospace & Defense Portfolio, PowerShares Buyback Achievers™ Portfolio, PowerShares Cleantech™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Technical Leaders™ Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Market Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares FTSE NASDAQ Small Cap Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares NASDAQ-100 BuyWrite Portfolio, PowerShares NASDAQ Internet Portfolio, PowerShares NXQ Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares Value Line Industry Rotation Portfolio, PowerShares Value Line Timeliness™  Select Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio, PowerShares Zacks Micro Cap Portfolio and PowerShares Zacks Small Cap Portfolio), is filed herewith.

34.           Consent of Clifford Chance US LLP  (with respect to the PowerShares Global Listed Private Equity Portfolio), to be filed by amendment.

(j)

1.             Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares Dynamic Brand Name Products Portfolio), to be filed by amendment.

2.             Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Healthcare Services Portfolio), is incorporated by reference to Exhibit (j)(b) of Post-Effective Amendment No. 91, filed on October 11, 2006.

3.             Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares REIT Preferred Portfolio and PowerShares Value Line 400 Portfolio), to be filed by amendment.

4.             Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend Achievers Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dividend Achievers TM Portfolio, PowerShares High Growth Rate Dividend Achievers TM Portfolio, PowerShares International Dividend Achievers TM Portfolio PowerShares Zacks Micro Cap Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Aerospace & Defense Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares Water Resources Portfolio, PowerShares Value Line Timeliness TM Select Portfolio, PowerShares Dynamic Hardware & Consumer Electronics Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio and PowerShares Zacks Small Cap Portfolio), is incorporated by reference to Exhibit (j)(c) of Post-Effective Amendment No. 83, filed on August 29, 2006.

5.             Consent of PricewaterhouseCoopers LLP (with respect to PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio and PowerShares FTSE RAFI Sector Financials Portfolio), is incorporated by reference to Exhibit (j)(d) of Post-Effective Amendment No. 85, filed on September 19, 2006.

6.             Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Small Cap Portfolio and PowerShares Value Line Industry Rotation Portfolio), is incorporated by reference to Exhibit (j)(f) of Post-Effective Amendment No. 99, filed on November 28, 2006.

7.             Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares Financial Preferred Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Cleantech™ Portfolio), is incorporated by reference to Exhibit (j)(g) of Post-Effective Amendment No. 93, filed on October 20, 2006.

8.             Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares Autonomic Allocation Research Affiliates Portfolio, PowerShares NASDAQ (R)  Dividend Achievers Portfolio and PowerShares India Tiger Portfolio), to be filed by amendment.

9.             Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares Dynamic Deep Value Portfolio, PowerShares Dynamic Aggressive Growth Portfolio and PowerShares Buyback Achievers™ Portfolio), is incorporated by reference to Exhibit (j)(i) of Post-Effective Amendment No. 104, filed on December 18, 2006.

10.           Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares DWA Technical Leaders TM Portfolio), is incorporated by reference to Exhibit (j)(j) of Post-Effective Amendment No. 114, filed on February 16, 2007.

11.           Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares NASDAQ-100 BuyWrite Portfolio), is incorporated by reference to Exhibit (j)(12) of Post-Effective Amendment No. 183, filed on May 23, 2008.

12.           Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares S&P 500 BuyWrite Portfolio), is incorporated by reference to Exhibit (j)(11) of Post-Effective Amendment No. 151, filed on December 16, 2007.

13.           Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares FTSE NASDAQ Small Cap Portfolio and PowerShares  NASDAQ Next-Q Portfolio), is incorporated by reference to Exhibit (j)(8) of Post-Effective Amendment No. 169, filed on March 28, 2008.

14.           Consent of PricewaterhouseCoopers LLP (with respect to PowerShares Lux Nanotech Portfolio), to be filed by amendment.

15.           Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares NASDAQ Internet Portfolio), is incorporated by reference to Exhibit (j)(15) of Post-Effective Amendment No. 184, filed on May 23, 2008.

16.           Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares Cleantech TM Portfolio), is incorporated by reference to Exhibit (j)(16) of Post-Effective Amendment No. 196, filed on July 1, 2008.

17.           Consent of PricewaterhouseCoopers LLP (with respect to PowerShares Aerospace & Defense Portfolio, PowerShares Buyback Achievers™ Portfolio, PowerShares Cleantech™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Technical Leaders™ Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Market Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Pharmaceuticals

Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares FTSE NASDAQ Small Cap Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares NXQ Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares Value Line Industry Rotation Portfolio, PowerShares Value Line Timeliness™ Select Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio, PowerShares Zacks Micro Cap Portfolio and PowerShares Zacks Small Cap Portfolio), is filed herewith.

18.           Consent of PricewaterhouseCoopers LLP (with respect to PowerShares Global Listed Private Equity Portfolio), to be filed by amendment.

(k)           Not applicable.

(l)            Not applicable.

(m)          Distribution and Service Plan, is incorporated by reference to Exhibit (e) of the Initial Registration Statement, filed on April 16, 2003.

(n)           Not applicable.

(o)           Not applicable.

(p)

a.             Code of Ethics of the Registrant and Invesco PowerShares Capital Management LLC is incorporated by reference to Exhibit (p)(a) of Post-Effective Amendment No. 26, filed on May 13, 2005.

b.             Code of Ethics of Invesco Aim Distributors, Inc., is incorporated by reference to Exhibit (p)(b) of Post-Effective Amendment No. 85, filed on September 19, 2006.

Other.

(1)           Powers of Attorney are incorporated by reference to Exhibit (q) of the Initial Registration Statement, filed on April 16, 2003.

(2)           Powers of Attorney of Marc M. Kole and Donald S. Wilson, are incorporated by reference to Exhibit (c)(2) of Post-Effective Amendment No.114, filed on February 16, 2006.

Item 24.  Persons Controlled by or Under Common Control with the Funds.

PROVIDE A LIST OR DIAGRAM OF ALL PERSONS DIRECTLY OR INDIRECTLY CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.  FOR ANY PERSON CONTROLLED BY ANOTHER PERSON, DISCLOSE THE PERCENTAGE OF VOTING SECURITIES OWNED BY THE IMMEDIATELY CONTROLLING PERSON OR OTHER BASIS OF THAT PERSON’S CONTROL.  FOR EACH COMPANY, ALSO PROVIDE THE STATE OR OTHER SOVEREIGN POWER UNDER THE LAWS OF WHICH THE COMPANY IS ORGANIZED.

None.

Item 25.  Indemnification.

STATE THE GENERAL EFFECT OF ANY CONTRACT, ARRANGEMENTS OR STATUTE UNDER WHICH ANY DIRECTOR, OFFICER, UNDERWRITER OR AFFILIATED PERSON OF THE REGISTRANT IS INSURED OR INDEMNIFIED AGAINST ANY LIABILITY INCURRED IN THEIR OFFICIAL CAPACITY, OTHER THAN INSURANCE PROVIDED BY ANY DIRECTOR, OFFICER, AFFILIATED PERSON, OR UNDERWRITER FOR THEIR OWN PROTECTION.

Reference is made to Article Twelve of the Registrant’s Declaration of Trust which is incorporated by reference herein:

The Registrant (also, the “Trust”) is organized as a Massachusetts business trust and is operated pursuant to an Amended and Restated Declaration of Trust, dated April 7, 2003 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.  This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

i.              For any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

ii.             With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

iii.            In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 12.4(c)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by:  (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 12.4) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be several, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 12.4 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 12.4 of the Declaration of Trust, provided that either:

i.              Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

ii.             A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 12.4 of the Declaration of Trust, the following words shall have the meanings set forth below:

i.              A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

ii.             “Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 26.  Business and Other Connections of the Investment Adviser.

DESCRIBE ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE IN WHICH THE INVESTMENT ADVISER AND EACH DIRECTOR, OFFICER OR PARTNER OF THE INVESTMENT ADVISER, IS OR HAS BEEN, ENGAGED WITHIN THE LAST TWO FISCAL YEARS FOR HIS OR HER OWN ACCOUNT OR IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE.  (DISCLOSE THE NAME AND PRINCIPAL BUSINESS ADDRESS OF ANY COMPANY FOR WHICH A PERSON LISTED ABOVE SERVES IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE, AND THE NATURE OF THE RELATIONSHIP.)

Reference is made to the caption “Management of the Funds” in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and “Management” in the Statement of Additional Information constituting Part B which is incorporated by reference to this Registration Statement.

LISTED BELOW ARE THE OFFICERS AND TRUSTEES OF INVESCO POWERSHARES CAPITAL MANAGEMENT LLC:

The information as to the trustees and executive officers of Invesco PowerShares Capital Management LLC is set forth in Invesco PowerShares Capital Management LLC’s Form ADV filed with the Securities and Exchange Commission on February 21, 2003 (Accession No.:  42986583161 1B82) and amended through the date hereof, is incorporated herein by reference.

Item 27.  Principal Underwriters.

STATE THE NAME OF EACH INVESTMENT COMPANY (OTHER THAN THE REGISTRANT) FOR WHICH EACH PRINCIPAL UNDERWRITER CURRENTLY DISTRIBUTING SECURITIES OF THE REGISTRANT ALSO ACTS AS A PRINCIPAL UNDERWRITER, DEPOSITOR OR INVESTMENT ADVISER.

The sole principal underwriter for the Fund is Invesco Aim Distributors, Inc. which acts as distributor for the Registrant and the following other funds:

AIM CORE ALLOCATION PORTFOLIO SERIES

Series C

Series M

AIM COUNSELOR SERIES TRUST

AIM Floating Rate Fund

AIM Multi-Sector Fund

AIM Select Real Estate Income Fund

AIM Structured Core Fund

AIM Structured Growth Fund

AIM Structured Value Fund

AIM EQUITY FUNDS

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Diversified Dividend Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM FUNDS GROUP

AIM Basic Balanced Fund

AIM European Small Company Fund

AIM Global Value Fund

AIM International Small Company Fund

AIM Mid Cap Basic Value Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund

AIM GROWTH SERIES

AIM Basic Value Fund

AIM Conservative Allocation Fund

AIM Global Equity Fund

AIM Growth Allocation Fund

AIM Income Allocation Fund

AIM Independence New Fund

AIM Independence 2010 Fund

AIM Independence 2020 Fund

AIM Independence 2030 Fund

AIM Independence 2040 Fund

AIM Independence 2050 Fund

AIM International Allocation Fund

AIM Mid Cap Core Equity Fund

AIM Moderate Allocation Fund

AIM Moderate Growth Allocation Fund

AIM Moderately Conservative Allocation Fund

AIM Small Cap Growth Fund

AIM INTERNATIONAL MUTUAL FUNDS

AIM Asia Pacific Growth Fund

AIM European Growth Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM International Core Equity Fund

AIM International Growth Fund

AIM INVESTMENT FUNDS

AIM China Fund

AIM Developing Markets Fund

AIM Global Health Care Fund

AIM International Total Return Fund

AIM Japan Fund

AIM Libor Alpha Fund

AIM Trimark Endeavor Fund

AIM Trimark Fund

AIM Trimark Small Companies Fund

AIM INVESTMENT SECURITIES FUNDS

AIM Global Real Estate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Municipal Bond Fund

AIM Real Estate Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

AIM SECTOR FUNDS

AIM Energy Fund

AIM Financial Services Fund

AIM Gold & Precious Metals Fund

AIM Leisure Fund

AIM Technology Fund

AIM Utilities Fund

AIM SUMMIT FUND

AIM TAX-EXEMPT FUNDS

AIM High Income Municipal Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

AIM TREASURER’S SERIES TRUST

Premier Portfolio

Premier Tax-Exempt Portfolio

Premier U.S. Government Money Portfolio

AIM VARIABLE INSURANCE FUNDS

AIM V.I. Basic Balanced Fund

AIM V.I. Basic Value Fund

AIM V.I. Capital Appreciation Fund

AIM V.I. Capital Development Fund

AIM V.I. Core Equity Fund

AIM V.I. Diversified Income Fund

AIM V.I. Dynamics Fund

AIM V.I. Financial Services Fund

AIM V.I. Global Health Care Fund

AIM V.I. Global Real Estate Fund

AIM V.I. Government Securities Fund

AIM V.I. High Yield Fund

AIM V.I. International Growth Fund

AIM V.I. Large Cap Growth Fund

AIM V.I. Leisure Fund

AIM V.I. Mid Cap Core Equity Fund

AIM V.I. Money Market Fund

AIM V.I. Small Cap Equity Fund

AIM V.I. Technology Fund

AIM V.I. Utilities Fund

SHORT-TERM INVESTMENT TRUST

Government & Agency Portfolio

Government Tax Advantage Portfolio

Liquid Assests Portfolio

STIC Prime Portfolio

Treasury Portfolio

TAX-FREE INVESTMENTS TRUST

Tax-Free Cash Reserve Portfolio

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH REGISTRANT	POSITIONS AND OFFICES WITH UNDERWRITER
Gary K. Wendler	None	Director
John M. Zerr	None	Director, Senior Vice President, Secretary and Chief Legal Officer
John Cooper	None	Executive Vice President
Brian Lee	None	Executive Vice President
Philip A. Taylor	None	Director

*      The principal business address for all directors and executive officers is Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR ALL COMMISSIONS AND OTHER COMPENSATION RECEIVED DIRECTLY, OR INDIRECTLY, FROM THE FUND DURING THE LAST FISCAL YEAR BY EACH PRINCIPAL UNDERWRITER WHO IS NOT AN AFFILIATED PERSON OF THE FUND OR ANY AFFILIATED PERSON OF AN AFFILIATED PERSON:

Not applicable.

Item 28.  Location of Accounts and Records.

STATE THE NAME AND ADDRESS OF EACH PERSON MAINTAINING PRINCIPAL POSSESSION OF EACH ACCOUNT, BOOK OR OTHER DOCUMENT REQUIRED TO BE MAINTAINED BY SECTION 3 1(A) OF THE 1940 ACT [15 U.S.C. 80A-30 (A)] AND THE RULES UNDER THAT SECTION.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of The Bank of New York, 101 Barclay Street, New York, New York 10286.

Item 29.  Management Services.

PROVIDE A SUMMARY OF THE SUBSTANTIVE PROVISIONS OF ANY MANAGEMENT-RELATED SERVICE CONTRACT NOT DISCUSSED IN PART A OR PART B, DISCLOSING THE PARTIES TO THE CONTRACT AND THE TOTAL AMOUNT PAID AND BY WHOM, FOR THE FUND’S LAST THREE FISCAL YEARS.

Not applicable.

Item 30.  Undertakings.

Registrant hereby undertakes that whenever a Shareholder or Shareholders who meet the requirements of Section 16(c) of the 1940 Act inform the Board of Trustees of his or their desire to communicate with other Shareholders of the Fund the Trustee will inform such Shareholder(s) as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant’s annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton and State of Illinois, on the 27th day of August, 2009.

PowerShares Exchange-Traded Fund Trust I

By:	/s/ H. Bruce Bond
Title: H. Bruce Bond, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ H. Bruce Bond	President and Chairman	August 27, 2009
H. Bruce Bond

/s/ Bruce T. Duncan	Chief Financial Officer, Treasurer and Secretary	August 27, 2009
Bruce T. Duncan

*/s/ Ronn R. Bagge	Trustee	August 27, 2009
Ronn R. Bagge

*/s/ Marc M. Kole	Trustee	August 27, 2009
Marc M. Kole

*/s/ Philip M. Nussbaum	Trustee	August 27, 2009
Philip M. Nussbaum

*/s/ Donald H. Wilson	Trustee	August 27, 2009
Donald H. Wilson

*By: /s/ H. Bruce Bond		August 27, 2009
H. Bruce Bond
Attorney-In-Fact

Exhibit Index

(i)(33)	Consent of Clifford Chance US LLP
(j)(17)	Consent of Independent Registered Public Accounting Firm